UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

File No. 333-104654
File No. 811-21335

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933			/X/

	Pre-Effective Amendment No.		/ /
	Post-Effective Amendment No.	34	/X/

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940			/X/

	Amendment No.	37

(Check appropriate box or boxes)

OPTIMUM FUND TRUST
(Exact Name of Registrant as Specified in Charter)

100 Independence, 610 Market Street, Philadelphia, PA 19106-2354
(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code:			(800) 523-1918

David F. Connor, Esq., 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354
(Name and Address of Agent for Service)

Please send copies of all communications to: Mark R. Greer, Esq. Stradley, Ronon, Stevens & Young, LLP 191 North Wacker Drive, Suite 1601, Chicago, IL 60606 (312) 964-3505
Approximate Date of Proposed Public Offering:			July 31, 2023

It is proposed that this filing will become effective (check appropriate box):

/ /	immediately upon filing pursuant to paragraph (b)
/X/	on July 31, 2023 pursuant to paragraph (b)
/ /	60 days after filing pursuant to paragraph (a)(1)
/ /	on (date) pursuant to paragraph (a)(1)
/ /	75 days after filing pursuant to paragraph (a)(2)
/ /	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

/ /	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

--- C O N T E N T S ---

This Post-Effective Amendment No. 34 to Registration File No. 333-104654 includes the following:

1.	Facing Page
2.	Contents Page
3.	Part A – Prospectus
4.	Part B – Statement of Additional Information
5.	Part C – Other Information
6.	Signatures
7.	Exhibits

Prospectus

Optimum Fund Trust

NASDAQ TICKER SYMBOLS		NASDAQ TICKER SYMBOLS
Optimum Large Cap Growth Fund		Optimum Small-Mid Cap Value Fund
Class A	OALGX	Class A	OASVX
Class C	OCLGX	Class C	OCSVX
Institutional Class	OILGX	Institutional Class	OISVX
Optimum Large Cap Value Fund		Optimum International Fund
Class A	OALVX	Class A	OAIEX
Class C	OCLVX	Class C	OCIEX
Institutional Class	OILVX	Institutional Class	OIIEX
Optimum Small-Mid Cap Growth Fund		Optimum Fixed Income Fund
Class A	OASGX	Class A	OAFIX
Class C	OCSGX	Class C	OCFIX
Institutional Class	OISGX	Institutional Class	OIFIX

July 31, 2023

The US Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

Table of contents

Fund summaries	1
Optimum Large Cap Growth Fund	1
Optimum Large Cap Value Fund	6
Optimum Small-Mid Cap Growth Fund	10
Optimum Small-Mid Cap Value Fund	15
Optimum International Fund	20
Optimum Fixed Income Fund	25
Information about the purchase and redemption of Fund shares, taxes, and payments to broker/dealers and financial intermediaries	30
More information on the Funds’ risks and portfolio holdings	31
More information on the Funds’ risks	31
Disclosure of portfolio holdings information	35
Who manages the Funds	36
Investment manager	36
Sub-advisors and portfolio managers	36
Manager of managers structure	41
Who’s who	41
About your account	43
Investing in the Funds	43
Choosing a share class	43
Dealer compensation	45
Payments to intermediaries	46
How to reduce your sales charge	46
Waivers of contingent deferred sales charges	47
How to buy shares	48
Calculating share price	48
Fair valuation	49
Document delivery	49
Inactive accounts	49
How to redeem shares	49
How to transfer shares	50
Low balance accounts	50
Investor services	50
Frequent trading of Fund shares (market timing and disruptive trading)	51
Dividends, distributions, and taxes	53
Financial highlights	55
Financial highlights	55
How to read the financial highlights	73
Additional information	77

Fund summaries

Optimum Large Cap Growth Fund, a series of Optimum Fund Trust

What is the Fund’s investment objective?

Optimum Large Cap Growth Fund seeks long-term growth of capital.

What are the Fund’s fees and expenses?

The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $75,000 in Optimum Funds. More information about these and other discounts is available from your financial intermediary, in the Fund’s Prospectus under the section entitled “About your account,” and in the Fund’s statement of additional information (SAI) under the section entitled “Purchasing Shares.”

Shareholder fees (fees paid directly from your investment)

Class	A	C	Inst.
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.75%	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none	1.00%(1)	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A	C	Inst.
Management fees	0.69%	0.69%	0.69%
Distribution and service (12b-1) fees	0.25%	1.00%	none
Other expenses	0.31%	0.31%	0.31%
Total annual fund operating expenses	1.25%	2.00%	1.00%
Fee waivers and expense reimbursements	(0.03%)(2)	(0.03%)(2)	(0.03%)(2)
Total annual fund operating expenses after fee waivers and expense reimbursements	1.22%	1.97%	0.97%
[1]	Class C shares redeemed within one year of purchase are subject to a 1.00% contingent deferred sales charge (CDSC).
[2]

The Fund’s investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding 0.97% of the Fund’s average daily net assets, from July 31, 2023 through July 30, 2024. These waivers and reimbursements may only be terminated by agreement of the Manager and the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. In addition, the example shows expenses for Class C shares, assuming those shares were not redeemed at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the Manager’s expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	A	(if not redeemed) C	C	Inst.
1 year	$692	$200	$300	$99
3 years	$946	$625	$625	$315
5 years	$1,219	$1,075	$1,075	$550
10 years	$1,997	$2,325	$2,325	$1,222

Fund summaries

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 90% of the average value of its portfolio.

What are the Fund’s principal investment strategies?

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, if any, in equity securities of large market capitalization companies (80% policy). This policy may be changed only upon 60 days’ prior notice to shareholders. For purposes of this Fund, large market capitalization companies are those companies whose market capitalization is similar to the market capitalization of companies in the Russell 1000® Growth Index. As of June 30, 2023, the Russell 1000® Growth Index (Index) had a market capitalization range between $521.37 million and $3,068.98 billion. The market capitalization range for this Index will change on a periodic basis. A company’s market capitalization is based on its current market capitalization or its market capitalization at the time of the Fund’s investment. Companies whose market capitalization no longer meets this definition after purchase continue to be considered to have a large capitalization for purposes of this 80% policy. Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

The Fund intends to invest primarily in common stocks of US companies, but it may also invest in other securities that a sub-advisor believes provide opportunities for capital growth, such as preferred stocks, warrants, and securities convertible to common stocks. In keeping with the Fund’s investment objective, the Fund may also invest in foreign securities, including American depositary receipts (ADRs) and other depositary receipts and shares; derivatives, including futures and options; and fixed income securities, including those rated below investment grade.

The Fund’s manager, Delaware Management Company (Manager), has selected American Century Investment Management, Inc. (“American Century”) and Los Angeles Capital Management LLC (Los Angeles Capital) to serve as the Fund’s sub-advisors. Each sub-advisor is responsible for the day-to-day investment management of the portion of the Fund’s assets that the Manager allocates to the sub-advisor. The Manager may change the allocation at any time. The relative values of each sub-advisor’s share of the Fund’s assets also may change over time. Each sub-advisor selects investments for its portion of the Fund based on the sub-advisor’s own investment style and strategy.

The portfolio managers of American Century look for stocks of larger-sized companies they believe will increase in value over time. The portfolio managers use a bottom-up approach to stock selection. This means that the portfolio managers make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. Management of their portion of the Fund is based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow.

Using a variety of analytical research tools, the portfolio managers of American Century track financial information for individual companies to identify and evaluate trends in earnings, revenues and other business fundamentals. Under normal market conditions, the portfolio managers seek securities of companies whose earnings and revenues are not only growing, but growing at an accelerated pace. This includes companies whose growth rates, although still negative, are less negative than prior periods, and companies whose growth rates are expected to accelerate. Among other variables, the portfolio managers will consider the fund’s growth and momentum profile relative to the benchmark. Other analytical techniques help identify additional signs of business improvement, such as increasing cash flows, or other indications of the relative strength of a company’s business. In addition to accelerating growth and other signs of business improvement, the portfolio managers of American Century also consider companies demonstrating price strength relative to their peers. This means that the portfolio managers favor companies whose securities are the strongest performers compared to the overall market. These techniques help the portfolio managers make decisions about buying or holding the stocks of companies they believe have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet their criteria.

In managing its portion of the Fund’s assets, Los Angeles Capital uses a proprietary quantitative model that includes fundamental data inputs for a universe of large cap equity securities and, through the use of statistical tools, estimates expected returns based on each security’s risk characteristics and the expected return to each characteristic in the current market environment. Security weights are assigned through an integrated optimization process which identifies the portfolio with the highest expected return for an acceptable level of risk. Los Angeles Capital also employs monitoring tools and certain additional constraints to ensure compliance with guidelines and Fund regulations. The portfolio is rebalanced periodically using the quantitative model. As economic conditions change and investor risk preferences evolve, Los Angeles Capital’s forecasts will change accordingly. Los Angeles Capital will ordinarily seek to almost fully invest its segment of the Fund’s portfolio.

In response to market, economic, political, or other conditions, a sub-advisor may temporarily use a different investment strategy for defensive purposes. If a sub-advisor does so, different factors could affect the Fund’s performance and the Fund may not achieve its investment objective. The Fund’s investment

2

objective is nonfundamental and may be changed without shareholder approval. However, the Fund’s Board of Trustees (Board) must approve any changes to nonfundamental investment objectives, and the Fund’s shareholders would be given at least 60 days’ notice prior to any such change.

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Large-capitalization company risk — Large-capitalization companies tend to be less volatile than companies with smaller market capitalizations. This potentially lower risk means that the Fund’s share price may not rise as much as the share prices of funds that focus on smaller-capitalization companies.

Equity risk — The risk that stocks and other equity securities generally fluctuate in value more than bonds.

Investment style risk – growth investing — The sub-advisors primarily use a particular style or set of styles — in this case “growth” styles — to select investments for the Fund. Those styles may not produce the best results over short or longer time periods and may increase the volatility of the Fund's share price.

Quantitative model risk — The risk that funds that are managed according to a quantitative model may perform differently from the market as a whole based on the factors used in the model, the weight placed on each factor and changes from the factors’ historical trends.  Due to the significant role technology plays in a quantitative model, use of a quantitative model carries the risk of potential issues with the design, coding, implementation or maintenance of the computer programs, data and/or other technology used in the quantitative model.  These issues could negatively impact investment returns.  Such risks should be viewed as an inherent element of investing in an investment strategy that relies heavily upon a quantitative model.

Issuer specific risk — The risk that the value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole.

Portfolio management risk — The risk that the Manager’s and sub-advisors' strategies and their security selection process might fail to produce the intended result or might underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

Industry and sector risk — The risk that the value of securities in a particular industry or sector will decline because of changing expectations for the performance of that industry or sector.

Foreign risk — The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic conditions, the imposition of economic or trade sanctions, or inadequate or different regulatory and accounting standards.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

3

Fund summaries

How has Optimum Large Cap Growth Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the 1-, 5-, and 10-year periods compare with those of a broad measure of market performance.   The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. Applicable sales charges are reflected in the average annual return table below. You may obtain the Fund’s most recently available month-end performance by calling 800 914-0278 or by visiting our website at optimummutualfunds.com/performance.

Calendar year-by-year total return (Institutional Class)

Year	2013	2014	2015	2016	2017	2018	2019	2020	2021	2022
Year Total Return	36.99%	11.20%	8.14%	0.88%	32.48%	-0.93%	31.32%	33.98%	17.74%	-34.73%

As of June 30, 2023, the Fund’s Institutional Class shares had a calendar year-to-date return of 29.58%. During the periods illustrated in this bar chart, the Institutional Class’s highest quarterly return was 26.94% for the quarter ended June 30, 2020, and its lowest quarterly return was -24.17% for the quarter ended June 30, 2022.

Average annual total returns for periods ended December 31, 2022

	1 year	5 years	10 years
Institutional Class return before taxes	-34.73%	6.02%	11.42%
Institutional Class return after taxes on distributions	-35.43%	3.98%	8.89%
Institutional Class return after taxes on distributions and sale of Fund shares	-20.01%	4.90%	9.00%
Class A return before taxes	-38.63%	4.53%	10.48%
Class C return before taxes	-35.96%	4.96%	10.32%
Russell 1000 Growth Index (reflects no deduction for fees, expenses, or taxes)	-29.14%	10.96%	14.10%

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

After-tax performance is presented only for Institutional Class shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

4

Sub-advisors

American Century Investment Management, Inc.

Portfolio managers	Title with American Century	Start date on the Fund
Keith Lee, CFA	Senior Vice President, Senior Portfolio Manager, Co-Chief Investment Officer, Global Growth Equity	July 2022
Michael X. Li, Ph.D.	Vice President, Senior Portfolio Manager	July 2022
Jeff Bourke, CFA	Vice President, Portfolio Manager	July 2022

Los Angeles Capital Management, LLC

Portfolio managers	Title with Los Angeles Capital	Start date on the Fund
Hal W. Reynolds, CFA	Co-Chief Investment Officer, Senior Portfolio Manager	January 2023
Daniel Arche, CFA	Director, Portfolio Strategy and Senior Portfolio Manager	January 2023
Daniel E. Allen, CFA	Chief Executive Officer and Senior Portfolio Manager	January 2023

5

Fund summaries

Optimum Large Cap Value Fund, a series of Optimum Fund Trust

What are the Fund’s investment objectives?

Optimum Large Cap Value Fund seeks long-term growth of capital. The Fund may also seek income.

What are the Fund’s fees and expenses?

The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $75,000 in Optimum Funds. More information about these and other discounts is available from your financial intermediary, in the Fund’s Prospectus under the section entitled “About your account,” and in the Fund’s statement of additional information (SAI) under the section entitled “Purchasing Shares.”

Shareholder fees (fees paid directly from your investment)

Class	A	C	Inst.
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.75%	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none	1.00%(1)	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A	C	Inst.
Management fees	0.63%	0.63%	0.63%
Distribution and service (12b-1) fees	0.25%	1.00%	none

Other expenses	0.29%	0.29%	0.29%
Total annual fund operating expenses	1.17%	1.92%	0.92%
Fee waivers and expense reimbursements	none (2)	none (2)	none (2)
Total annual fund operating expenses after fee waivers and expense reimbursements	1.17%	1.92%	0.92%
[1]	Class C shares redeemed within one year of purchase are subject to a 1.00% contingent deferred sales charge (CDSC).
[2]

The Fund’s investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding 0.92% of the Fund’s average daily net assets, from July 31, 2023 through July 30, 2024. These waivers and reimbursements may only be terminated by agreement of the Manager and the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. In addition, the example shows expenses for Class C shares, assuming those shares were not redeemed at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the Manager’s expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	A	(if not redeemed) C	C	Inst.
1 year	$687	$195	$295	$94
3 years	$925	$603	$603	$293
5 years	$1,182	$1,037	$1,037	$509
10 years	$1,914	$2,243	$2,243	$1,131

6

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio.

What are the Fund’s principal investment strategies?

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of large market capitalization companies (80% policy). This policy may be changed only upon 60 days’ prior notice to shareholders. For purposes of this Fund, large market capitalization companies are those companies whose market capitalization is similar to the market capitalization of companies in the Russell 1000® Value Index. As of June 30, 2023, the Russell 1000® Value Index had a market capitalization range between $521.37 million and $744.59 billion. The market capitalization range for this index will change on a periodic basis. A company’s market capitalization is based on its current market capitalization or its market capitalization at the time of the Fund’s investment. Companies whose market capitalization no longer meets this definition after purchase continue to be considered to have a large capitalization for purposes of this 80% policy. Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell is a trademark of Frank Russell Company.

The Fund intends to invest primarily in common stocks of US companies, but it may also invest in other securities that a sub-advisor believes provide opportunities for capital growth and income, such as preferred stocks, warrants, and securities convertible into common stocks. In keeping with the Fund’s investment objective, the Fund may also invest in foreign securities, including American Depositary Receipts (ADRs) and other depositary receipts and shares; derivatives, including futures and options; and fixed income securities, including those rated below investment grade.

The Fund’s manager, Delaware Management Company (Manager), has selected Massachusetts Financial Services Company (MFS) and Great Lakes Advisors, LLC (Great Lakes) to serve as the Fund’s sub-advisors. Each sub-advisor is responsible for the day-to-day investment management of the portion of the Fund’s assets that the Manager allocates to the sub-advisor. The Manager may change the allocation at any time. The relative values of each sub-advisor’s share of the Fund’s assets also may change over time. Each sub-advisor selects investments for its portion of the Fund based on the sub-advisor’s own investment style and strategy.

MFS focuses on investing its portion of the Fund’s assets in the stocks of companies that it believes are undervalued compared to their perceived worth (value companies). Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures. MFS normally invests the Fund's assets across different industries and sectors, but MFS may invest a significant percentage of the Fund's assets in issuers in a single industry or sector. MFS uses an active bottom-up investment approach to buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Quantitative screening tools that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors, may also be considered.

In managing its portion of the Fund's assets, Great Lakes believes that a bottom-up focused portfolio targeting stocks with attractive valuations and improving fundamentals, coupled with a disciplined use of risk controls, has the potential to deliver consistent outperformance as well as protection in down markets with lower volatility than the benchmark. Great Lakes employs an integrated approach which balances quantitative analysis, fundamental research, and risk management guidelines to identify stocks within the broader market that align with this investment philosophy. Great Lakes will sell securities that no longer meet the investment criteria of its portfolio management team and will seek to replace them with stocks deemed to produce a portfolio with a better combination of risk and reward.

In response to market, economic, political, or other conditions, a sub-advisor may temporarily use a different investment strategy for defensive purposes. If a sub-advisor does so, different factors could affect the Fund’s performance and the Fund may not achieve its investment objective. The Fund’s investment objective is nonfundamental and may be changed without shareholder approval. However, the Fund’s Board of Trustees (Board) must approve any changes to nonfundamental investment objectives, and the Fund’s shareholders would be given at least 60 days’ notice prior to any such change.

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

7

Fund summaries

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Large-capitalization company risk — Large-capitalization companies tend to be less volatile than companies with smaller market capitalizations. This potentially lower risk means that the Fund’s share price may not rise as much as the share prices of funds that focus on smaller-capitalization companies.

Equity risk — The risk that stocks and other equity securities generally fluctuate in value more than bonds.

Investment style risk – value investing — The sub-advisors primarily use a particular style or set of styles — in this case “value” styles — to select investments for the Fund. Those styles may not produce the best results over short or longer time periods and may increase the volatility of the Fund's share price.

Issuer specific risk — The risk that the value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole.

Portfolio management risk — The risk that the Manager’s and sub-advisors' strategies and their security selection process might fail to produce the intended result or might underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

Industry and sector risk — The risk that the value of securities in a particular industry or sector will decline because of changing expectations for the performance of that industry or sector.

Foreign risk — The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic conditions, the imposition of economic or trade sanctions, or inadequate or different regulatory and accounting standards.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

How has Optimum Large Cap Value Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the 1-, 5-, and 10-year periods compare with those of a broad measure of market performance.   The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. Applicable sales charges are reflected in the average annual return table below. You may obtain the Fund’s most recently available month-end performance by calling 800 914-0278 or by visiting our website at optimummutualfunds.com/performance.

8

Calendar year-by-year total return (Institutional Class)

Year	2013	2014	2015	2016	2017	2018	2019	2020	2021	2022
Year Total Return	32.52%	5.58%	-3.58%	11.19%	16.37%	-9.40%	27.93%	2.6%	27.17%	-6.08%

As of June 30, 2023, the Fund’s Institutional Class shares had a calendar year-to-date return of 3.86%. During the periods illustrated in this bar chart, the Institutional Class’s highest quarterly return was 13.66% for the quarter ended June 30, 2020, and its lowest quarterly return was -24.93% for the quarter ended March 31, 2020.

Average annual total returns for periods ended December 31, 2022

	1 year	5 years	10 years
Institutional Class return before taxes	-6.08%	7.27%	9.51%
Institutional Class return after taxes on distributions	-7.39%	6.18%	8.41%
Institutional Class return after taxes on distributions and sale of Fund shares	-2.64%	5.64%	7.63%
Class A return before taxes	-11.65%	5.74%	8.58%
Class C return before taxes	-7.91%	6.20%	8.42%
Russell 1000 Value Index (reflects no deduction for fees, expenses, or taxes)	-7.54%	6.67%	10.29%

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

After-tax performance is presented only for Institutional Class shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Sub-advisors

Massachusetts Financial Services Company

Portfolio managers	Title with MFS	Start date on the Fund
Katherine Cannan	Investment Officer	December 2019
Nevin Chitkara	Investment Officer	May 2006

Great Lakes Advisors, LLC

Portfolio managers	Title with Great Lakes	Start date on the Fund
Jeff Agne	Portfolio Manager	April 2020
Paul Roukis, CFA	Portfolio Manager	October 2016

9

Fund summaries

Optimum Small-Mid Cap Growth Fund, a series of Optimum Fund Trust

What is the Fund’s investment objective?

Optimum Small-Mid Cap Growth Fund seeks long-term growth of capital.

What are the Fund’s fees and expenses?

The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $75,000 in Optimum Funds. More information about these and other discounts is available from your financial intermediary, in the Fund’s Prospectus under the section entitled “About your account,” and in the Fund’s statement of additional information (SAI) under the section entitled “Purchasing Shares.”

Shareholder fees (fees paid directly from your investment)

Class	A	C	Inst.
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.75%	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none	1.00%(1)	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A	C	Inst.
Management fees	1.03%	1.03%	1.03%
Distribution and service (12b-1) fees	0.25%	1.00%	none
Other expenses	0.33%	0.33%	0.33%
Acquired fund fees and expenses	0.01%(2)	0.01%(2)	0.01%(2)
Total annual fund operating expenses	1.62%	2.37%	1.37%
Fee waivers and expense reimbursements	(0.07%)(3)	(0.07%)(3)	(0.07%)(3)
Total annual fund operating expenses after fee waivers and expense reimbursements	1.55%(4)	2.30%(4)	1.30%(4)
[1]	Class C shares redeemed within one year of purchase are subject to a 1.00% contingent deferred sales charge (CDSC).
[2]

Acquired fund fees and expenses sets forth the Fund's pro rata portion of the cumulative expenses charged by the registered investment companies (RICs) in which the Fund invested during the last fiscal year. The actual Acquired fund fees and expenses will vary with changes in the allocations of the Fund's assets. The Acquired fund fees and expenses shown are based on the total expense ratio of the RICs for the RICs' most recent fiscal period.

[3]

The Fund’s investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding 1.29% of the Fund’s average daily net assets, from July 31, 2023 through July 30, 2024. These waivers and reimbursements may only be terminated by agreement of the Manager and the Fund.

[4]

The Total annual fund operating expenses ratio shown above does not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the Acquired fund fees and expenses.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. In addition, the example shows expenses for Class C shares, assuming those shares were not redeemed at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the Manager’s expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

10

Class	A	(if not redeemed) C	C	Inst.
1 year	$724	$233	$333	$132
3 years	$1,050	$733	$733	$427
5 years	$1,399	$1,259	$1,259	$743
10 years	$2,381	2,701	$2,701	$1,640

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 114% of the average value of its portfolio.

What are the Fund’s principal investment strategies?

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of small- and mid-market capitalization companies (80% policy). This policy may be changed only upon 60 days’ prior notice to shareholders. For purposes of this Fund, small-market capitalization companies are those companies whose market capitalization is similar to the market capitalization of companies in the Russell 2000® Growth Index, and mid-market capitalization companies are those companies whose market capitalization is similar to the market capitalization of companies in the Russell Midcap® Growth Index. As of June 30, 2023, the Russell 2000® Growth Index had a market capitalization range between $1.85 million and $13.15 billion, and the Russell Midcap® Growth Index had a market capitalization range between $521.37 million and $50.57 billion. The market capitalization ranges for these Indices will change on a periodic basis. A company’s market capitalization is based on its current market capitalization or its market capitalization at the time of the Fund’s investment. Companies whose market capitalization no longer meets the respective definition above after purchase continue to be considered either small- or mid-market-capitalization companies, as applicable, for purposes of this 80% policy. Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

The Fund intends to invest primarily in common stocks of US companies, but it may also invest in other securities that a sub-advisor believes provide opportunities for capital growth, such as preferred stocks, warrants, and securities convertible into common stocks. In keeping with the Fund’s investment objective, the Fund may also invest in foreign securities, including American depositary receipts (ADRs) and other depositary receipts and shares; derivatives, including futures and options; and fixed income securities, including those rated below investment grade.

The Fund’s manager, Delaware Management Company (Manager), has selected Principal Global Investors, LLC (“Principal”) and Peregrine Capital Management, LLC (Peregrine) to serve as the Fund’s sub-advisors. Each sub-advisor is responsible for the day-to-day investment management of the portion of the Fund’s assets that the Manager allocates to the sub-advisor. The Manager may change the allocation at any time. The relative values of each sub-advisor’s share of the Fund’s assets also may change over time. Each sub-advisor selects investments for its portion of the Fund based on the sub-advisor’s own investment style and strategy.

In managing its portion of the Fund’s assets, PDG's primary objective is to outperform the Russell 2500 Growth Index over a full market cycle. No assurances can be given that this objective will be achieved. Principal's Dynamic Growth team targets small- to mid-sized businesses using its “Fundamental Momentum & Positive Surprise” investment philosophy.  The investment philosophy is based on the premise that companies producing better than expected results will have rising securities prices, while companies producing less than expected results will not. Through thorough analysis of company fundamentals in the context of the prevailing economic environment, Principal’s team of investment professionals selects companies that it believes meet its criteria of Fundamental Momentum & Positive Surprise. Companies whose stocks are experiencing positive or improving Fundamental Momentum & Positive Surprise are considered attractive for purchase, and companies falling short or in line with expectations are avoided or sold.

In managing its portion of the Fund’s assets, Peregrine’s investment process is designed to profit from identifying “Information Gaps,” when a stock’s underlying fundamentals are not reflected in the price of the stock. These Information Gaps exist frequently in small, rapidly growing companies, creating the potential for dramatic stock price appreciation. Accordingly, Peregrine focuses its research on companies experiencing high growth and significant fundamental change. Fundamental research is the most important aspect of Peregrine’s investment process. A key driver of the research process is one-on-one meetings with management teams. During these discussions, Peregrine assesses four key variables:  the size of the growth opportunity; the company’s ability to manufacture, market, and sell its product or service; income statement and balance sheet quality and trends; and the credibility and

11

Fund summaries

capability of the management team. The process does not seek to identify companies that score top marks in all of these categories, rather the Peregrine investment team is focused on gaining a differentiated view of the company’s future earnings potential or underlying acquisition value versus the consensus view of investors — an Information Gap. Peregrine believes that the resulting portfolio is well-diversified and is structured to derive the majority of it returns through stock selection.

In response to market, economic, political, or other conditions, a sub-advisor may temporarily use a different investment strategy for defensive purposes. If a sub-advisor does so, different factors could affect the Fund’s performance and the Fund may not achieve its investment objective. The Fund’s investment objective is nonfundamental and may be changed without shareholder approval. However, the Fund’s Board of Trustees (Board) must approve any changes to nonfundamental investment objectives, and the Fund’s shareholders would be given at least 60 days’ notice prior to any such change.

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Small- and mid-market capitalization company risk — The risk that investments in small- and/or medium-sized companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.

Equity risk — The risk that stocks and other equity securities generally fluctuate in value more than bonds.

Investment style risk – growth investing — The sub-advisors primarily use a particular style or set of styles — in this case “growth” styles — to select investments for the Fund. Those styles may not produce the best results over short or longer time periods and may increase the volatility of the Fund's share price.

Issuer specific risk — The risk that the value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole.

Portfolio management risk — The risk that the Manager’s and sub-advisors' strategies and their security selections might fail to produce the intended result or might underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

Industry and sector risk — The risk that the value of securities in a particular industry or sector will decline because of changing expectations for the performance of that industry or sector.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

Foreign risk — The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic conditions, the imposition of economic or trade sanctions, or inadequate or different regulatory and accounting standards.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

How has Optimum Small-Mid Cap Growth Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the 1-, 5-, and 10-year periods compare with those of a broad measure of market performance.   The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. Applicable sales charges are reflected in the average annual return table below. You may obtain the Fund’s most recently available month-end performance by calling 800 914-0278 or by visiting our website at optimummutualfunds.com/performance.

12

Calendar year-by-year total return (Institutional Class)

Year	2013	2014	2015	2016	2017	2018	2019	2020	2021	2022
Year Total Return	37.85%	4.14%	-5.40%	2.85%	27.61%	-3.30%	25.65%	57.33%	12.52%	-28.07%

As of June 30, 2023, the Fund’s Institutional Class shares had a calendar year-to-date return of 13.28%. During the periods illustrated in this bar chart, the Institutional Class’s highest quarterly return was 36.53% for the quarter ended June 30, 2020, and its lowest quarterly return was -21.65% for the quarter ended December 31, 2018.

Average annual total returns for periods ended December 31, 2022

	1 year	5 years	10 years
Institutional Class return before taxes	-28.07%	9.12%	10.67%
Institutional Class return after taxes on distributions	-29.43%	4.63%	7.38%
Institutional Class return after taxes on distributions and sale of Fund shares	-15.59%	6.69%	8.13%
Class A return before taxes	-32.34%	7.57%	9.74%
Class C return before taxes	-29.34%	8.05%	9.58%
Russell 2500 Growth Index (reflects no deduction for fees, expenses, or taxes)	-26.21%	5.97%	10.62%

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

After-tax performance is presented only for Institutional Class shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

13

Fund summaries

Sub-advisors

Principal Global Investors, LLC

Portfolio managers	Title with Principal	Start date on the Fund
Christopher Corbett, CFA	Senior Managing Director, Portfolio Manager	July 2017
Marc Shapiro	Managing Director, Portfolio Manager	July 2020

Peregrine Capital Management, LLC

Portfolio managers	Title with Peregrine	Start date on the Fund
William A. Grierson, CFA	Principal, Portfolio Manager	April 2016
Paul E. von Kuster, CFA	Principal, Portfolio Manager	April 2016
Samuel D. Smith, CFA	Principal, Portfolio Manager	January 2021
Ryan H. Smith, CFA	Principal, Portfolio Manager	January 2021
Allison S. Lewis, CFA	Principal, Portfolio Manager	July 2023

14

Optimum Small-Mid Cap Value Fund, a series of Optimum Fund Trust

What is the Fund’s investment objective?

Optimum Small-Mid Cap Value Fund seeks long-term growth of capital.

What are the Fund’s fees and expenses?

The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $75,000 in Optimum Funds. More information about these and other discounts is available from your financial intermediary, in the Fund’s Prospectus under the section entitled “About your account,” and in the Fund’s statement of additional information (SAI) under the section entitled “Purchasing Shares.”

Shareholder fees (fees paid directly from your investment)

Class	A	C	Inst.
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.75%	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none	1.00%(1)	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A	C	Inst.
Management fees	0.91%	0.91%	0.91%
Distribution and service (12b-1) fees	0.25%	1.00%	none
Other expenses	0.32%	0.32%	0.32%
Acquired fund fees and expenses	0.02%(2)	0.02%(2)	0.02%(2)
Total annual fund operating expenses	1.50%	2.25%	1.25%
Fee waivers and expense reimbursements	(0.05%)(3)	(0.05%)(3)	(0.05%)(3)
Total annual fund operating expenses after fee waivers and expense reimbursements	1.45%(4)	2.20%(4)	1.20%(4)
[1]	Class C shares redeemed within one year of purchase are subject to a 1.00% contingent deferred sales charge (CDSC).
[2]

Acquired fund fees and expenses sets forth the Fund's pro rata portion of the cumulative expenses charged by the registered investment companies (RICs) in which the Fund invested during the last fiscal year. The actual Acquired fund fees and expenses will vary with changes in the allocations of the Fund's assets. The Acquired fund fees and expenses shown are based on the total expense ratio of the RICs for the RICs' most recent fiscal period.

[3]

The Fund’s investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding 1.18% of the Fund’s average daily net assets, from July 31, 2023 through July 30, 2024. These waivers and reimbursements may only be terminated by agreement of the Manager and the Fund.

[4]

The Total annual fund operating expenses ratio shown above does not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the Acquired fund fees and expenses.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. In addition, the example shows expenses for Class C shares, assuming those shares were not redeemed at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the Manager’s expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	A	(if not redeemed) C	C	Inst.
1 year	$714	$223	$323	$122
3 years	$1,017	$698	$698	$392
5 years	$1,342	$1,200	$1,200	$682
10 years	$2,259	$2,581	$2,581	$1,507

15

Fund summaries

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 17% of the average value of its portfolio.

What are the Fund’s principal investment strategies?

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of small- and mid-market capitalization companies (80% policy). This policy may be changed only upon 60 days’ prior notice to shareholders. For purposes of this Fund, small-market capitalization companies are those companies whose market capitalization is similar to the market capitalization of companies in the Russell 2000® Value Index, and mid-market capitalization companies are those companies whose market capitalization is similar to the market capitalization of companies in the Russell Midcap® Value Index. As of June 30, 2023, the Russell 2000® Value Index had a market capitalization range between $43.64 million and $7.31 billion, and the Russell Midcap® Value Index had a market capitalization range between $521.37 million and $51.23 billion. The market capitalization ranges for these indices will change on a periodic basis. A company’s market capitalization is based on its current market capitalization or its market capitalization at the time of the Fund’s investment. Companies whose market capitalization no longer meets the respective definition above after purchase continue to be considered either small- or mid-capitalization companies, as applicable, for purposes of this 80% policy. Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

The Fund intends to invest primarily in common stocks of US companies, but it may also invest in other securities that a sub-advisor believes provide opportunities for capital growth, such as preferred stocks, warrants, and securities convertible into common stocks. In keeping with the Fund’s investment objective, the Fund may also invest in foreign securities, including American depositary receipts (ADRs) and other depositary receipts and shares; derivatives, including futures and options; and fixed income securities, including those rated below investment grade.

The Fund’s manager, Delaware Management Company (Manager), has selected LSV Asset Management (LSV) and Cardinal Capital Management, L.L.C. (Cardinal) to serve as the Fund’s sub-advisors. Each sub-advisor is responsible for the day-to-day investment management of the portion of the Fund’s assets that the Manager allocates to the sub-advisor. The Manager may change the allocation at any time. The relative values of each sub-advisor’s share of the Fund’s assets also may change over time. Each sub-advisor selects investments for its portion of the Fund based on its own investment style and strategy.

In managing its portion of the Fund’s assets, LSV uses a quantitative investment model to make investment decisions for its sleeve of the Fund. LSV relies extensively on its quantitative investment model regarding the advisability of investing in a particular company. Any investment decisions are generally made based on whether a buy or sell signal is received from the proprietary quantitative investment model. The investment model ranks securities based on fundamental measures of value (such as the price-to-earnings ratio) and indicators of near-term appreciation potential (such as recent price appreciation). The investment model selects stocks to buy from the higher-ranked stocks and selects stocks to sell from those whose rankings have decreased, subject to overall risk controls.

In managing its portion of the Fund’s assets, Cardinal employs a cash-flow-oriented investment process. Cardinal believes that a company’s stock price is ultimately determined by its ability to generate excess cash flow and redeploy that cash to enhance shareholder value. The investment process is based on detailed five-year projections that include an analysis of a company’s financials and interviews with a company’s management. Cardinal looks for companies with significant free cash flow, stable and predictable business models, and competent management.

In response to market, economic, political, or other conditions, a sub-advisor may temporarily use a different investment strategy for defensive purposes. If a sub-advisor does so, different factors could affect the Fund’s performance and the Fund may not achieve its investment objective. The Fund’s investment objective is nonfundamental and may be changed without shareholder approval. However, the Fund’s Board of Trustees (Board) must approve any changes to nonfundamental investment objectives, and the Fund’s shareholders would be given at least 60 days’ notice prior to any such change.

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

16

Small- and mid-market capitalization company risk — The risk that investments in small- and/or medium-sized companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.

Equity risk — The risk that stocks and other equity securities generally fluctuate in value more than bonds.

Investment style risk – value investing — The sub-advisors primarily use a particular style or set of styles — in this case “value” styles — to select investments for the Fund. Those styles may not produce the best results over short or longer time periods and may increase the volatility of the Fund's share price.

Issuer specific risk — The risk that the value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole.

Portfolio management risk — The risk that the Manager’s and sub-advisors' strategies and their security selections might fail to produce the intended result or might underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

Quantitative model risk — The risk that funds that are managed according to a quantitative model may perform differently from the market as a whole based on the factors used in the model, the weight placed on each factor and changes from the factors’ historical trends.  Due to the significant role technology plays in a quantitative model, use of a quantitative model carries the risk of potential issues with the design, coding, implementation or maintenance of the computer programs, data and/or other technology used in the quantitative model.  These issues could negatively impact investment returns.  Such risks should be viewed as an inherent element of investing in an investment strategy that relies heavily upon a quantitative model.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

Foreign risk — The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic conditions, the imposition of economic or trade sanctions, or inadequate or different regulatory and accounting standards.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

How has Optimum Small-Mid Cap Value Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the 1-, 5-, and 10-year periods compare with those of a broad measure of market performance.   The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. Applicable sales charges are reflected in the average annual return table below. You may obtain the Fund’s most recently available month-end performance by calling 800 914-0278 or by visiting our website at optimummutualfunds.com/performance.

17

Fund summaries

Calendar year-by-year total return (Institutional Class)

Year	2013	2014	2015	2016	2017	2018	2019	2020	2021	2022
Year Total Return	33.08%	-0.86%	-10.76%	18.43%	9.75%	-16.39%	24.58%	1.42%	29.11%	-14.08%

As of June 30, 2023, the Fund’s Institutional Class shares had a calendar year-to-date return of 2.63%. During the periods illustrated in this bar chart, the Institutional Class’s highest quarterly return was 26.62% for the quarter ended December 31, 2020, and its lowest quarterly return was -35.83% for the quarter ended March 31, 2020.

Average annual total returns for periods ended December 31, 2022

	1 year	5 years	10 years
Institutional Class return before taxes	-14.08%	3.22%	6.02%
Institutional Class return after taxes on distributions	-15.73%	1.70%	4.53%
Institutional Class return after taxes on distributions and sale of Fund shares	-7.09%	2.32%	4.59%
Class A return before taxes	-19.20%	1.74%	5.11%
Class C return before taxes	-15.69%	2.18%	4.95%
Russell 2500 Value Index (reflects no deduction for fees, expenses, or taxes)	-13.08%	4.75%	8.93%

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

After-tax performance is presented only for Institutional Class shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Sub-advisors

LSV Asset Management

Portfolio managers	Title with LSV	Start date on the Fund
Josef Lakonishok	Founding Partner, Portfolio Manager, CEO, CIO	January 2016
Menno Vermeulen, CFA	Partner, Portfolio Manager	January 2016
Puneet Mansharamani, CFA	Partner, Portfolio Manager	January 2016
Greg Sleight	Partner, Portfolio Manager	January 2016
Guy Lakonishok, CFA	Partner, Portfolio Manager	January 2016

18

Cardinal Capital Management, L.L.C.

Portfolio managers	Title with Cardinal	Start date on the Fund
Eugene Fox, III	Managing Partner	October 2020
Robert B. Kirkpatrick, CFA	Managing Partner	October 2020
Rachel D. Matthews	Partner	October 2020
Robert H. Fields	Partner	October 2020

19

Fund summaries

Optimum International Fund, a series of Optimum Fund Trust

What are the Fund’s investment objectives?

Optimum International Fund seeks long-term growth of capital. The Fund may also seek income.

What are the Fund’s fees and expenses?

The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $75,000 in Optimum Funds. More information about these and other discounts is available from your financial intermediary, in the Fund’s Prospectus under the section entitled “About your account,” and in the Fund’s statement of additional information (SAI) under the section entitled “Purchasing Shares.”

Shareholder fees (fees paid directly from your investment)

Class	A	C	Inst.
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.75%	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none	1.00%(1)	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A	C	Inst.
Management fees	0.74%	0.74%	0.74%
Distribution and service (12b-1) fees	0.25%	1.00%	none
Other expenses	0.39%	0.39%	0.39%
Acquired fund fees and expenses	0.01%(2)	0.01%(2)	0.01%(2)
Total annual fund operating expenses	1.39%	2.14%	1.14%
Fee waivers and expense reimbursements	(0.05%)(3)	(0.05%)(3)	(0.05%)(3)
Total annual fund operating expenses after fee waivers and expense reimbursements	1.34%(4)	2.09%(4)	1.09%(4)
[1]	Class C shares redeemed within one year of purchase are subject to a 1.00% contingent deferred sales charge (CDSC).
[2]

Acquired fund fees and expenses sets forth the Fund's pro rata portion of the cumulative expenses charged by the registered investment companies (RICs) in which the Fund invested during the last fiscal year. The actual Acquired fund fees and expenses will vary with changes in the allocations of the Fund's assets. The Acquired fund fees and expenses shown are based on the total expense ratio of the RICs for the RICs' most recent fiscal period.

[3]

The Fund’s investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding 1.08% of the Fund’s average daily net assets, from July 31, 2023 through July 30, 2024. These waivers and reimbursements may only be terminated by agreement of the Manager and the Fund.

[4]

The Total annual fund operating expenses ratio shown above does not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the Acquired fund fees and expenses.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. In addition, the example shows expenses for Class C shares, assuming those shares were not redeemed at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the Manager’s expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

20

Class	A	(if not redeemed) C	C	Inst.
1 year	$704	$212	$312	$111
3 years	$985	$665	$665	$357
5 years	$1,287	$1,145	$1,145	$623
10 years	$2,144	$2,468	$2,468	$1,382

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 54% of the average value of its portfolio.

What are the Fund’s principal investment strategies?

The Fund invests primarily in non-US securities, including securities of issuers located in emerging markets, but, in any event, will invest at least 65% of its net assets in non-US securities. The Fund considers non-US securities to include those securities issued by companies: (i) whose principal securities trading markets are outside the US; (ii) that derive 50% or more of their total revenue from either goods or services produced or sales made in markets outside the US; (iii) that have 50% or more of their assets outside the US; (iv) that are linked to non-US dollar currencies; or (v) that are organized under the laws of, or with principal offices in, a country other than the US. The Fund does not limit its investments to issuers within a specific market capitalization range.

The Fund intends to invest primarily in common stocks, but it may also invest in other securities that a sub-advisor believes provide opportunities for capital growth and income, such as preferred stocks, rights and warrants, depositary receipts, participatory notes and securities convertible into common stocks. In keeping with the Fund’s investment objective, the Fund may also invest in derivatives, including futures and options; and fixed income securities, including those rated below investment grade.

The Fund’s manager, Delaware Management Company (Manager), has selected Baillie Gifford Overseas Limited (Baillie Gifford) and Acadian Asset Management LLC (Acadian) to serve as the Fund’s sub-advisors. Each sub-advisor is responsible for the day-to-day investment management of the portion of the Fund’s assets that the Manager allocates to the sub-advisor. The Manager may change the allocation at any time. The relative values of each sub-advisor’s share of the Fund’s assets also may change over time. Each sub-advisor selects investments for its portion of the Fund based on the sub-advisor’s own investment style and strategy.

In managing its portion of the Fund’s assets, Baillie Gifford focuses on the following factors. The portfolio managers believe that investing for the long term is their greatest edge. Baillie Gifford’s research seeks to look 5-10 years ahead, and its average holding period is typically many times that of the general market. Baillie Gifford believes to outperform a portfolio manager has to be different than other managers and choose investments according to the strength of the opportunity, irrespective of domicile or weighting in any index. Baillie Gifford believes this normally leads to a highly differentiated portfolio with a low overlap versus the benchmark. Baillie Gifford further believes that great growth companies are consistently underappreciated by equity markets. As such, Baillie Gifford focuses on attempting to identify businesses that can sustainably grow profits and cashflows faster than the market over meaningful time frames.

In managing its portion of the Fund’s assets, Acadian utilizes a disciplined quantitative strategy to actively invest in non-US developed and emerging markets equity strategies. All stocks in the non-US equity universe are evaluated across multiple quantitative factors. Acadian’s quantitative investment process builds portfolios from the bottom up, using proprietary valuation models that measure approximately 20 aggregate factors, focusing on those that have proven most effective in predicting stock returns. The result is a rating of all securities in the Acadian database in terms of each stock’s expected return. A portfolio optimization program is used to balance the expected return on the stocks with factors such as company, country, or industry weightings of the Fund’s benchmark index; desired level of risk; estimated transaction costs; available liquidity; and other requirements.

In response to market, economic, political, or other conditions, a sub-advisor may temporarily use a different investment strategy for defensive purposes. If a sub-advisor does so, different factors could affect the Fund’s performance and the Fund may not achieve its investment objective. The Fund’s investment objective is nonfundamental and may be changed without shareholder approval. However, the Fund’s Board of Trustees (Board) must approve any changes to nonfundamental investment objectives, and the Fund’s shareholders would be given at least 60 days’ notice prior to any such change.

21

Fund summaries

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Foreign and emerging markets risk — The risk that international investing (particularly in emerging markets) may be adversely affected by political instability; changes in currency exchange rates; inefficient markets and higher transaction costs; foreign economic conditions; the imposition of economic or trade sanctions; or inadequate or different regulatory and accounting standards. The risk associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, there often is substantially less publicly available information about issuers and such information tends to be of a lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets may also be smaller, less liquid, and subject to greater price volatility.

Equity risk — The risk that stocks and other equity securities generally fluctuate in value more than bonds.

Issuer specific risk — The risk that the value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole.

Portfolio management risk — The risk that the Manager’s and sub-advisors' strategies and their security selections might fail to produce the intended result or might underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

Quantitative model risk — The risk that funds that are managed according to a quantitative model may perform differently from the market as a whole based on the factors used in the model, the weight placed on each factor and changes from the factors’ historical trends.  Due to the significant role technology plays in a quantitative model, use of a quantitative model carries the risk of potential issues with the design, coding, implementation or maintenance of the computer programs, data and/or other technology used in the quantitative model.  These issues could negatively impact investment returns.  Such risks should be viewed as an inherent element of investing in an investment strategy that relies heavily upon a quantitative model.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Derivatives risk — Derivatives contracts, such as futures, forward foreign currency contracts, options, and swaps, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security, index, reference rate, or other asset or market factor to which a derivatives contract is associated, moves in the opposite direction from what the portfolio manager anticipated. When used for hedging, the change in value of the derivatives instrument may also not correlate specifically with the currency, rate, or other risk being hedged, in which case a fund may not realize the intended benefits. Derivatives contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization).

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

22

How has Optimum International Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the 1-, 5-, and 10-year periods compare with those of a broad measure of market performance.   The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. Applicable sales charges are reflected in the average annual return table below. You may obtain the Fund’s most recently available month-end performance by calling 800 914-0278 or by visiting our website at optimummutualfunds.com/performance.

Calendar year-by-year total return (Institutional Class)

Year	2013	2014	2015	2016	2017	2018	2019	2020	2021	2022
Year Total Return	21.05%	-8.47%	-3.41%	4.55%	30.46%	-14.11%	19.58%	11.41%	8.46%	-23.05%

As of June 30, 2023, the Fund’s Institutional Class shares had a calendar year-to-date return of 11.20%. During the periods illustrated in this bar chart, the Institutional Class’s highest quarterly return was 23.13% for the quarter ended December 31, 2020, and its lowest quarterly return was -25.58% for the quarter ended March 31, 2020.

Average annual total returns for periods ended December 31, 2022

	1 year	5 years	10 years
Institutional Class return before taxes	-23.05%	-0.92%	3.38%
Institutional Class return after taxes on distributions	-23.31%	-2.22%	2.58%
Institutional Class return after taxes on distributions and sale of Fund shares	-12.97%	-0.51%	2.79%
Class A return before taxes	-27.64%	-2.31%	2.50%
Class C return before taxes	-24.61%	-1.91%	2.33%
MSCI ACWI ex USA Index (net) (reflects no deduction for fees or expenses)	-16.00%	0.88%	3.80%
MSCI ACWI ex USA Index (gross) (reflects no deduction for fees, expenses, or taxes)	-15.57%	1.36%	4.28%

After-tax performance is presented only for Institutional Class shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Sub-advisors

Baillie Gifford Overseas Limited

Portfolio managers	Title with Baillie Gifford	Start date on the Fund
Andrew Stobart	Investment Manager	April 2021

23

Fund summaries

Portfolio managers	Title with Baillie Gifford	Start date on the Fund
Donald Farquharson	Investment Manager	April 2021
Jenny Davis	Investment Manager	April 2021
Tom Walsh	Investment Manager	April 2021
Chris Davies	Investment Manager	September 2021
Steve Vaughan	Investment Manager	September 2022

Acadian Asset Management LLC

Portfolio managers	Title with Acadian	Start date on the Fund
Brendan O. Bradley, Ph.D.	Executive Vice President and Chief Investment Officer	January 2015
Ryan D. Taliaferro, Ph.D.	Senior Vice President, Director, Investment Strategies	March 2019

24

Optimum Fixed Income Fund, a series of Optimum Fund Trust

What are the Fund’s investment objectives?

Optimum Fixed Income Fund seeks a high level of income. The Fund may also seek growth of capital.

What are the Fund’s fees and expenses?

The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Optimum Funds. More information about these and other discounts is available from your financial intermediary, in the Fund’s Prospectus under the section entitled “About your account,” and in the Fund’s statement of additional information (SAI) under the section entitled “Purchasing Shares.”

Shareholder fees (fees paid directly from your investment)

Class	A	C	Inst.
Maximum sales charge (load) imposed on purchases as a percentage of offering price	4.50%	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none	1.00%(1)	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A	C	Inst.
Management fees	0.50%	0.50%	0.50%
Distribution and service (12b-1) fees	0.25%	1.00%	none
Other expenses	0.31%	0.31%	0.31%
Total annual fund operating expenses	1.06%	1.81%	0.81%
Fee waivers and expense reimbursements	none (2)	none (2)	none (2)
Total annual fund operating expenses after fee waivers and expense reimbursements	1.06%	1.81%	0.81%
[1]	Class C shares redeemed within one year of purchase are subject to a 1.00% contingent deferred sales charge (CDSC).
[2]

The Fund’s investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding 0.83% of the Fund’s average daily net assets, from July 31, 2023 through July 30, 2024. These waivers and reimbursements may only be terminated by agreement of the Manager and the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. In addition, the example shows expenses for Class C shares, assuming those shares were not redeemed at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the Manager’s expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	A	(if not redeemed) C	C	Inst.
1 year	$553	$184	$284	$83
3 years	$772	$569	$569	$259
5 years	$1,008	$980	$980	$450
10 years	$1,686	$2,127	$2,127	$1,002

25

Fund summaries

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 254% of the average value of its portfolio.

What are the Fund’s principal investment strategies?

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities (80% policy). This policy may be changed only upon 60 days’ prior notice to shareholders. The Fund focuses on securities issued or guaranteed by the US government or its agencies or instrumentalities, corporate debt securities, taxable and tax-exempt municipal securities, and mortgage-backed and asset-backed securities.

The Fund invests primarily in investment grade fixed income securities (that is, those rated BBB- or higher by Standard & Poor’s Financial Services LLC (S&P), Baa3 or higher by Moody’s Investors Service, Inc. (Moody’s), or similarly rated by another nationally recognized statistical rating organization (NRSRO), or, if unrated, those determined by Delaware Management Company (Manager) or a sub-advisor to be of comparable quality).

The Fund may also invest in high yield securities (commonly known as junk bonds) rated lower than BBB- by S&P, lower than Baa3 by Moody’s, or similarly rated by another NRSRO, or, if unrated, determined by the Manager or the sub-advisor to be of comparable quality. The Fund may invest in securities denominated in foreign currencies and US dollar-denominated securities of foreign issuers. The Fund may also invest in bank loans and other floating-rate securities, preferred stocks, and structured product securities. In keeping with the Fund’s investment objective, the Fund may also invest in derivatives, including futures and options, and credit default swaps. The Fund may purchase individual securities of any maturity.

The Manager has selected Pacific Investment Management Company LLC (PIMCO) to serve as the Fund’s sub-advisor. The sub-advisor is responsible for the day-to-day investment management of the portion of the Fund’s assets that the Manager allocates to the sub-advisor. The Manager also is responsible for the day-to-day investment management of a portion of the Fund’s assets. The Manager may change the allocation between the Manager and sub-advisor at any time. The relative values of the Manager’s and sub-advisor’s share of the Fund’s assets also may change over time. The Manager and the sub-advisor each select investments for their respective portion of the Fund based on their own investment style and strategy as described below.

In managing its portion of the Fund’s assets, the Manager allocates investments principally among the following four sectors of the fixed income securities market: (1) the US investment grade sector; (2) the US high yield sector; (3) the international developed markets sector; and (4) the emerging markets sector. The Manager determines how much to allocate to each of these sectors based on its evaluation of economic and market conditions and its assessment of the returns and potential for appreciation that can be achieved from investments in each of the sectors. In addition, the Manager may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Austria Kapitalanlage AG (MIMAK), Macquarie Investment Management Europe Limited (MIMEL), and Macquarie Investment Management Global Limited (MIMGL) (together, the “Affiliated Sub-Advisors”).  The Manager may also permit these Affiliated Sub-Advisors to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where the Manager believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge.

In selecting securities when managing its portion of the Fund's assets, PIMCO's investment process includes both top-down and bottom up decision-making. From the top-down, PIMCO develops its outlook for global bond markets over the secular (five years) and cyclical (6-12 months) horizon with a focus on monetary and fiscal policy, inflation and growth expectations. Bottom-up security selection is an important aspect of portfolio construction. Sector specialists are charged with determining relative value within their sectors and play a key role in security selection. An important resource for the sector specialists is PIMCO's staff of highly seasoned analysts who conduct independent security analysis. PIMCO also utilizes an extensive library of proprietary analytical software to help quantify risks and relative value in different securities. The proportion of the Fund's assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the US economy and the economies of other countries in the world, the financial markets and other factors.

PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into sectors such as money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO's security selection techniques will produce the desired results.

In response to market, economic, political, or other conditions, the Manager or the sub-advisor may temporarily use a different investment strategy for defensive purposes. If the Manager or the sub-advisor does so, different factors could affect the Fund’s performance and the Fund may not achieve its

26

investment objective. The Fund’s investment objective is nonfundamental and may be changed without shareholder approval. However, the Fund’s Board of Trustees (Board) must approve any changes to nonfundamental investment objectives, and the Fund’s shareholders would be given at least 60 days’ notice prior to any such change.

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Credit risk — The risk that an issuer of a debt security, including a governmental issuer or an entity that insures a bond, may be unable to make interest payments and/or repay principal in a timely manner.

Interest rate risk — The risk that the prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A fund may be subject to a greater risk of rising interest rates when interest rates are low or inflation rates are high or rising.

High yield (junk bond) risk — The risk that high yield securities, commonly known as “junk bonds,” are subject to reduced creditworthiness of issuers, increased risk of default, and a more limited and less liquid secondary market. High yield securities may also be subject to greater price volatility and risk of loss of income and principal than are higher-rated securities. High yield bonds are sometimes issued by municipalities that have less financial strength and therefore have less ability to make projected debt payments on the bonds.

Mortgage-backed and asset-backed securities risk — The risk that the principal on mortgage-backed or asset-backed securities may be prepaid at any time, which will reduce the yield and market value.

Loans and other indebtedness risk — The risk that a fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower and the lending institution. A fund’s ability to sell its loans or to realize their full value upon sale may also be impaired due to the lack of an active trading market, irregular trading activity, wide bid/ask spreads, contractual restrictions, and extended trade settlement periods. In addition, certain loans in which a fund invests may not be considered securities. A fund therefore may not be able to rely upon the anti-fraud provisions of the federal securities laws with respect to these investments.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

Issuer specific risk — The risk that the value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole.

Portfolio management risk — The risk that the Manager’s and sub-advisor's strategies and their security selections might fail to produce the intended result or might underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

Derivatives risk — Derivatives contracts, such as futures, forward foreign currency contracts, options, and swaps, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security, index, reference rate, or other asset or market factor to which a derivatives contract is associated, moves in the opposite direction from what the portfolio manager anticipated. When used for hedging, the change in value of the derivatives instrument may also not correlate specifically with the currency, rate, or other risk being hedged, in which case a fund may not realize the intended benefits. Derivatives contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization).

Foreign risk — The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic conditions, the imposition of economic or trade sanctions, or inadequate or different regulatory and accounting standards.

Forward foreign currency risk — The use of forward foreign currency contracts may substantially change a fund’s exposure to currency exchange rates and could result in losses to a fund if currencies do not perform as the portfolio manager expects. The use of these investments as a hedging technique to reduce a fund’s exposure to currency risks may also reduce its ability to benefit from favorable changes in currency exchange rates.

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Fund summaries

Prepayment risk — The risk that the principal on a bond that is held by a fund will be prepaid prior to maturity at a time when interest rates are lower than what that bond was paying. A fund may then have to reinvest that money at a lower interest rate.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

How has Optimum Fixed Income Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the 1-, 5-, and 10-year periods compare with those of a broad measure of market performance.   The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. Applicable sales charges are reflected in the average annual return table below. You may obtain the Fund’s most recently available month-end performance by calling 800 914-0278 or by visiting our website at optimummutualfunds.com/performance.

Calendar year-by-year total return (Institutional Class)

Year	2013	2014	2015	2016	2017	2018	2019	2020	2021	2022
Year Total Return	-2.72%	4.62%	-0.66%	2.96%	4.50%	-0.70%	8.65%	9.19%	-1.78%	-13.95%

As of June 30, 2023, the Fund’s Institutional Class shares had a calendar year-to-date return of 2.25%. During the periods illustrated in this bar chart, the Institutional Class’s highest quarterly return was 5.28% for the quarter ended June 30, 2020, and its lowest quarterly return was -6.20% for the quarter ended June 30, 2022.

Average annual total returns for periods ended December 31, 2022

	1 year	5 years	10 years
Institutional Class return before taxes	-13.95%	-0.09%	0.80%
Institutional Class return after taxes on distributions	-15.09%	-1.35%	-0.37%
Institutional Class return after taxes on distributions and sale of Fund shares	-8.25%	-0.53%	0.14%
Class A return before taxes	-18.05%	-1.26%	0.08%
Class C return before taxes	-15.65%	-1.08%	-0.19%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	-13.01%	0.02%	1.06%

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After-tax performance is presented only for Institutional Class shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
J. David Hillmeyer, CFA	Senior Managing Director, Co-Head of US Multisector Fixed Income	April 2011
Daniela Mardarovici, CFA	Managing Director, Co-Head of US Multisector Fixed Income	March 2019

Sub-advisors

Pacific Investment Management Company

Portfolio managers	Title with PIMCO	Start date on the Fund
Marc P. Seidner, CFA	CIO Non-traditional Strategies, Managing Director and Portfolio Manager	January 2015
Mike Cudzil	Managing Director and Portfolio Manager	July 2023
Mohit Mittal	Managing Director and Portfolio Manager	July 2023

Macquarie Investment Management Austria Kapitalanlage AG

Macquarie Investment Management Europe Limited

Macquarie Investment Management Global Limited

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Fund summaries

Information about the purchase and redemption of Fund shares, taxes, and payments to broker/dealers and financial intermediaries

Purchase and redemption of Fund shares

You may purchase or redeem shares of a Fund on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares may be purchased or redeemed: through your financial intermediary or by exchanging shares you own in one Optimum Fund for shares of the same class of another Optimum Fund.

For Class A and Class C shares, the minimum initial investment is generally $1,000 and subsequent investments can be made for as little as $100. The minimum initial investment for IRAs, Uniform Gifts/Transfers to Minors Act accounts, direct deposit purchase plans, and automatic investment plans is $250 and through Coverdell Education Savings Accounts is $500, and subsequent investments in these accounts can be made for as little as $25. Under certain circumstances, the initial and subsequent investment minimums may be waived. In particular, certain accounts held in omnibus, advisory, or asset allocation programs or programs offered by certain intermediaries may be opened below the minimum stated account balance. Your participating securities dealer or other financial intermediary may have different account and investment requirements.

There is no minimum initial purchase requirement for Institutional Class shares, but Institutional Class shares are available for purchase only by the following:

•
retirement plans or certain other programs that are maintained on platforms sponsored by financial intermediary firms, provided the financial intermediary firms or their trust companies (or entities performing similar trading/clearing functions) have entered into an agreement with Delaware Distributors, L.P. (Distributor) (or its affiliate) related to such plans or programs;

•
tax-exempt employee benefit plans of the Manager, its affiliates, and securities dealers that have a selling agreement with the Distributor;

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a bank, trust company, or similar financial institution investing for its own account or for the account of its trust customers for whom the financial institution is exercising investment discretion in purchasing Institutional Class shares, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee;

•
registered investment advisors (RIAs) investing on behalf of clients that consist solely of institutions and high net worth individuals whose assets are entrusted to an RIA for investment purposes for accounts requiring Institutional Class shares (use of the Institutional Class shares is restricted to RIAs who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from their advisory clients);

•
discretionary advisory accounts of a participating securities dealer or other financial intermediary or its affiliates;

•
programs sponsored by, controlled by, and/or clearing transactions submitted through a financial intermediary where: (1) such programs allow or require the purchase of Institutional Class shares; (2) a financial intermediary has entered into an agreement with the Distributor and/or the transfer agent allowing certain purchases of Institutional Class shares; and (3) a financial intermediary (i) charges clients an ongoing fee for advisory, investment consulting or similar services, or (ii) offers the Institutional Class shares through a no-commission network or platform;

•
through a brokerage program of a financial intermediary that has entered into a written agreement with the Distributor and/or the transfer agent specifically allowing purchases of Institutional Class shares in such programs; or

•
private investment vehicles, including, but not limited to, foundations and endowments.

Tax information

A Fund's distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of a Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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More information on the Funds' risks and portfolio holdings

More information on the Funds' risks

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in a Fund, you should carefully evaluate the risks associated with that Fund.

Each Fund has principal investment strategies that come with inherent risks. Each Fund's principal risks are identified in its Fund summary under the heading “What are the principal risks of investing in the Fund?” and are described in more detail below. Also described below are additional risks to which each Fund may be subject by investing in various types of securities or engaging in various practices. Unless otherwise indicated, each risk applies to all of the Funds. Please see the SAI for a further discussion of these risks and other risks not discussed here.

Market risk — Market risk is the risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Equity risk — Equity risk is the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or over extended periods, regardless of the success or failure of a company's operations.

Fixed income risk — Optimum Fixed Income Fund is subject to, and to the extent that a Fund invests a substantial amount of its assets in fixed income securities, the Fund may be subject to, the following risks:

Credit risk — Credit risk is the risk that the issuer of a debt security including a governmental issuer or an entity that insures a bond, may be unable to make interest payments and/or repay principal in a timely manner. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value, which would impact Fund performance.

Interest rate risk — Interest rate risk is the risk that the prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A Fund may be subject to a greater risk of rising interest rates when interest rates are low or inflation rates are high or rising.

High yield (junk bond) risk — High yield, high-risk bonds (commonly known as junk bonds) while generally having higher yields, are subject to reduced creditworthiness of issuers, increased risks of default, and a more limited and less liquid secondary market. These securities may also be subject to greater price volatility and risk of loss of income and principal than are investment grade securities. Lower rated and unrated fixed income securities tend to reflect short-term corporate and market developments to a greater extent than higher rated fixed income securities, which react primarily to fluctuations in the general level of interest rates. Fixed income securities of this type are considered to be of poor standing and primarily speculative. Such securities are subject to a substantial degree of credit risk.

Mortgage-backed and asset-backed securities risk — Mortgage-backed and asset-backed securities risk is the risk that the principal on mortgage-backed or asset-backed securities may be prepaid at any time, which will reduce the yield and market value. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk.

Loans and other indebtedness risk — Loans and other indebtedness risk is the risk that a Fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower and the lending institution. Bank loans are an interest in a loan or other indebtedness, such as an assignment, that entitles the acquirer of such interest to payments of interest, principal, and/or other amounts due under the structure of the loan or other indebtedness. In addition to being structured as secured or unsecured loans, such investments could be structured as novations or assignments, or represent trade or other claims owed by a company to a supplier. Some investments in bank loans may also include a “LIBOR floor.” Bank loans with LIBOR floors generally ensure investors a minimum level of coupon payment, but the coupon rates for these types of securities may not adjust upward as quickly when rates rise since the coupon rate only adjusts when rates go higher than the applied LIBOR floor. For more information on risks related to LIBOR, please see “IBOR risk” in this section.

Large-capitalization company risk — Optimum Large Cap Growth Fund and Optimum Large Cap Value Fund are subject to, and to the extent that a Fund invests a substantial amount of its assets in large-capitalization companies, the Fund is subject to, large-capitalization company risk. Large-capitalization company risk is the risk that large-capitalization companies tend to go in and out of favor based on market and economic conditions. Large-capitalization companies tend to be less volatile than companies with smaller market capitalizations. This potentially lower risk means that a Fund's share price may not rise as much as the share prices of funds that focus on smaller capitalization companies.

Small- and mid-market capitalization company risk — Optimum Small-Mid Cap Growth Fund and Optimum Small-Mid Cap Value Fund are subject to, and to the extent that a Fund invests a substantial amount of its assets in small- and mid-market capitalization companies, the Fund is subject to, small-and mid-market capitalization risk. Small- and mid-market capitalization company risk is greater for investments in small- and mid-market capitalization

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More information on the Funds' risks and portfolio holdings companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. Their managements may lack depth and experience. Smaller companies also may have narrower product lines and more limited trading markets for their stock, as compared with larger companies. Their securities may be less well known and trade less frequently and in more limited volume than the securities of larger, more established companies. In addition, small- and mid-market capitalization companies are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of smaller company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Investments in small- and mid-market capitalization companies, which often borrow money to finance operations, may also be adversely affected by rising interest rates. Additionally, many small-capitalization stocks trade less frequently and in smaller volume than exchange-listed stocks. Some small-capitalization companies may be unseasoned companies that have been in operation less than three years, including operation of any predecessors. Their securities may have limited liquidity and their prices may be very volatile.

Foreign risk — Optimum International Fund is subject to, and to the extent that a Fund invests a substantial amount of its assets in foreign securities, the Fund is subject to, foreign risk. Foreign risk is the risk that a Fund's investments in foreign securities, including ADRs, may be adversely affected by political developments, changes in currency exchange rates, foreign economic conditions, the imposition of economic or trade sanctions, or inadequate regulatory and accounting standards. In addition, there is the possibility of expropriation, nationalization, or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations, foreign exchange controls, which may include suspension of the ability to transfer currency from a given country, and default in foreign government securities. As a result of these factors, foreign securities markets may be less liquid and more volatile than US markets and a Fund may experience difficulties and delays in converting foreign currencies back into US dollars. Such events may cause the value of certain foreign securities to fluctuate widely and may make it difficult to accurately value foreign securities. In addition, the costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

Currency risk — Currency risk is the risk that the value of a Fund's investments may be negatively affected by changes in foreign currency exchange rates. Adverse changes in exchange rates may reduce or eliminate any gains produced by investments that are denominated in foreign currencies and may increase losses.

Emerging markets risk — Emerging markets risk is the risk that risks associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, in many emerging markets, there is substantially less publicly available information about issuers and the information that is available tends to be of lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets, which are subject to less government regulation or supervision, may also be smaller, less liquid, and subject to greater price volatility.

As a result of the military action by Russia in Ukraine, the US and many other countries have imposed sanctions on Russia and certain Russian individuals, banks and corporations. The ongoing hostilities and resulting sanctions are expected to have a severe adverse effect on the region's economies and more globally, including significant negative impact on markets for certain securities and commodities, such as oil and natural gas. Any cessation of trading on the Russian securities markets will impact the value and liquidity of certain portfolio holdings. The extent and duration of military action, sanctions, and resulting market disruptions are impossible to predict, but could be substantial and prolonged and impact your Fund's performance.

Investment style risk — Investment style risk is the risk that a sub-advisor may primarily use a particular style or set of styles — either growth or value styles — to select investments for a Fund. Those styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of a Fund's share price.

Growth investing risk — Optimum Large Cap Growth Fund and Optimum Small-Mid Cap Growth Fund are subject to, and to the extent that a Fund invests a substantial amount of its assets in growth stocks, the Fund is subject to, growth investing risk. Growth stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. These companies tend to invest a high portion of earnings in their businesses and may lack the dividends of value stocks that can cushion stock prices in falling markets. As a result, growth stocks tend to be sensitive to changes in their earnings and more volatile than other types of stocks.

Value investing risk — Optimum Large Cap Value Fund and Optimum Small-Mid Cap Value Fund are subject, and to the extent that a Fund invests a substantial amount of its assets in value stocks, the Fund is subject to, to value investing risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, value stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.

Issuer specific risk — Issuer specific risk is the risk that the value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. A Fund could lose all of its investment in a company's securities.

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Portfolio management risk — Portfolio management risk is the risk that the sub-advisors' (and, where applicable, the Manager's) strategies and their securities selections might fail to produce the intended result or might underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

Multiple advisor risk — Multiple advisor risk is the risk that each Fund employs multiple investment advisors, each of which independently chooses and maintains a portfolio of securities for its respective Fund and is responsible for investing a specific allocated portion of the Fund's assets. The same security may be held in different portions of a Fund or may be acquired for one portion of a Fund at a time when an investment advisor to another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one investment advisor may believe that temporary, defensive investments in short-term instruments or cash are appropriate when the other investment advisor believes continued exposure to the equity markets is appropriate for its allocated portion of a Fund. Because each investment advisor directs the trading for its own portion of a Fund, and does not aggregate its transactions with those of the other investment advisor(s), a Fund may incur higher brokerage costs than would be the case if a single investment advisor were managing the entire Fund.

Quantitative model risk — The risk that funds that are managed according to a quantitative model may perform differently from the market as a whole based on the factors used in the model, the weight placed on each factor and changes from the factors' historical trends. Due to the significant role technology plays in a quantitative model, use of a quantitative model carries the risk of potential issues with the design, coding, implementation or maintenance of the computer programs, data and/or other technology used in the quantitative model. These issues could negatively impact investment returns. Such risks should be viewed as an inherent element of investing in an investment strategy that relies heavily upon a quantitative model.

Derivatives risk — Optimum International Fund and Optimum Fixed Income Fund are subject to, and to the extent that a Fund invests a substantial amount of its assets in derivatives, the Fund is subject to, derivatives risk. Derivatives risk is the possibility that a Fund may experience a significant loss if it employs a derivatives strategy (including a strategy involving equity-linked securities, futures, options, forward foreign currency contracts, or swaps such as interest rate swaps, index swaps, or credit default swaps) related to a security, index, reference rate, or other asset or market factor (collectively, a “reference instrument”) and that reference instrument moves in the opposite direction from what the portfolio manager had anticipated. If a market or markets, or prices of particular classes of investments, move in an unexpected manner, a Fund may not achieve the anticipated benefits of the transaction and it may realize losses. Derivatives also involve additional expenses, which could reduce any benefit or increase any loss to a Fund from using the strategy. In addition, changes in government regulation of derivatives could affect the character, timing, and amount of a Fund's taxable income or gains. A Fund's transactions in derivatives may be subject to one or more special tax rules. These rules may: (i) affect whether gains and losses recognized by a Fund are treated as ordinary or capital or as short-term or long-term, (ii) accelerate the recognition of income or gains to the Fund, (iii) defer losses to the Fund, and (iv) cause adjustments in the holding periods of the Fund's securities. A Fund's use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company.

Investing in derivatives may subject a Fund to counterparty risk. Please refer to “Counterparty risk” for more information. Other risks include illiquidity, mispricing or improper valuation of the derivatives contract, and imperfect correlation between the value of the derivatives instrument and the underlying reference instrument so that a Fund may not realize the intended benefits. In addition, since there can be no assurance that a liquid secondary market will exist for any derivatives instrument purchased or sold, a Fund may be required to hold a derivatives instrument to maturity and take or make delivery of an underlying reference instrument that the Manager would have otherwise attempted to avoid, which could result in losses. When used for hedging, the change in value of the derivatives instrument may also not correlate specifically with the currency, rate, or other risk being hedged, in which case a Fund may not realize the intended benefits.

These types of transactions will be used for a number of reasons, including: to manage a Fund's exposure to changes in securities prices and foreign currencies; to efficiently adjust a Fund's overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities (“hedging”); and to serve as a cash management tool. When a derivative security is used as a hedge against an offsetting position that a Fund also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. However, a lack of correlation between the value of a derivative and the assets being hedged could render a Fund's hedging strategy unsuccessful and could result in losses. To the extent that a Fund uses a derivative security for purposes other than as a hedge, the Fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

Counterparty risk — Counterparty risk is the risk that if a Fund enters into a derivatives contract (such as a futures, options, or swap contract) or a repurchase agreement, the counterparty to such a contract or agreement may fail to perform its obligations under the contract or agreement due to financial difficulties (such as a bankruptcy or reorganization). As a result, the Fund may experience significant delays in obtaining any recovery, may obtain only a limited recovery, or may obtain no recovery at all. In addition, a Fund may lend up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions, and such transactions expose the Fund to counterparty risk as further described in the Funds' SAI.

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More information on the Funds' risks and portfolio holdings

Leveraging risk — Leveraging risk is the risk that certain fund transactions, such as reverse repurchase agreements, short sales, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivatives instruments, may give rise to leverage, causing a Fund to be more volatile than if it had not been leveraged. While it is anticipated that leverage may increase profitability, it may also accentuate the consequences of adverse price movements, resulting in increased losses.

Liquidity risk — Liquidity risk is the risk that the possibility that securities cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. A Fund also may not be able to dispose of illiquid investments at a favorable time or price during periods of infrequent trading of an illiquid investment.

Industry and sector risk — Industry and sector risk is the risk that the value of securities in a particular industry/sector or the value of an individual stock or bond will decline because of changing expectations for the performance of that industry/sector or for the individual company issuing the stock or bond. A Fund that concentrates its investments in a particular industry or individual security generally is subject to greater risks than a Fund that is not concentrated.

IBOR risk — IBOR risk is the risk that potential changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference such rates. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The potential abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Inflation risk — Inflation risk is the risk that the return from your investments will be less than the increase in the cost of living due to inflation, thus preventing you from reaching your financial goals.

Opportunity risk — Opportunity risk is the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less profitable investments.

Valuation risk — Valuation risk is the risk that a less liquid secondary market may make it more difficult for a Fund to obtain precise valuations of certain securities. During periods of reduced liquidity, judgment plays a greater role in valuing less liquid securities.

Information risk — Information risk is the risk that key information about a security is inaccurate or unavailable.

Prepayment risk — Optimum Fixed Income Fund is subject to, and to the extent that a Fund invests a substantial amount of its assets in mortgage securities or other types of debt securities, the Fund may be subject to, prepayment risk. Prepayment risk is the risk that homeowners will prepay mortgages during periods of low interest rates, forcing a Fund to reinvest its money at interest rates that might be lower than those on the prepaid mortgage. Prepayment risk may also affect other types of debt securities, but generally to a lesser extent than mortgage securities.

Real estate industry risk — Real estate industry risk includes, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes, and operating expenses; changes in zoning laws; costs resulting from the cleanup of, and liability to third parties resulting from, environmental problems; casualty for condemnation losses; uninsured damages from floods, earthquakes, or other natural disasters; limitations on and variations in rents; and changes in interest rates. REITs are subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (Internal Revenue Code), or other similar statute in non-US countries and/or to maintain exemptions from the Investment Company Act of 1940, as amended (1940 Act).

Convertible securities risk — Convertible securities risk is the risk that the value of convertible securities fluctuates in relation to changes in interest rates and the value of the underlying common stock.

Short sales risk — Short sales risk involves transactions in which a Fund sells a security it does not own and, at the time the short sale is effected, the Fund incurs an obligation to replace the security borrowed no matter what its price may be at the time the Fund delivers it to the lender. Short positions in securities may be more risky than long positions (purchases). If a Fund has a short position in a security and the price of such security increases, the Fund will lose money on its short position. Furthermore, during the time when the Fund has a short position in such security, the Fund must borrow that security in order to make delivery on the short sale, which raises the cost to the Fund of entering into the transaction. A Fund is therefore subject to the risk that a third party may fail to honor the terms of its contract with the Fund related to the securities borrowing. Short sales also involve the risk of an unlimited increase in the market price of the security sold short, which would result in a theoretically unlimited loss.

Initial public offering risk — Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund, Optimum Small-Mid Cap Value Fund and Optimum International Fund are subject to initial public offering risk. Initial public offering risk is the risk that the volume of initial public offerings (“IPOs”) and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock

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market overall. If IPOs are brought to the market, availability may be limited and a Fund may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. In addition, the prices of securities involved in IPOs are often subject to greater and more unpredictable price changes than more established stocks.

Portfolio turnover risk — Portfolio turnover risk is the risk that the Funds do not restrict the frequency of trading to limit expenses or to minimize the tax effect that a Fund's distributions may have on shareholders. A Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. Frequent trading can result in a portfolio turnover in excess of 100% (high portfolio turnover). High portfolio turnover may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains.

Government and regulatory risks — Government and regulatory risks are the risks that government or regulatory authorities may take actions that could adversely affect various sectors of the securities markets and affect fund performance. Government involvement in the private sector may, in some cases, include government investment in, or ownership of, companies in certain commercial business sectors; wage and price controls; or imposition of trade barriers and other protectionist measures. For example, an economic or political crisis may lead to price controls, forced mergers of companies, expropriation, the creation of government monopolies, foreign exchange controls, the introduction of new currencies (and the redenomination of financial obligations into those currencies), or other measures that could be detrimental to the investments of a Fund.

Cybersecurity risk — Cybersecurity risk is the risk that through the increased use of technologies, such as the internet and the dependence on computer systems, to perform necessary business functions, the Funds and their service providers may have become more susceptible to operational and related risks through breaches in cybersecurity. A cybersecurity incident may refer to intentional or unintentional events that allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause a Fund or Fund service providers (including, but not limited to, the Manager, distributor, fund accountants, custodian, transfer agent, and financial intermediaries) to suffer data corruption or lose operational functionality. A cybersecurity incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems (denial of services), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs.

Natural disaster and epidemic risk — Natural disaster and epidemic risk is the risk that the value of a Fund's investments may be negatively affected by natural disasters, epidemics, or similar events. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund's investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund's ability to achieve its investment objective.

Disclosure of portfolio holdings information

A description of the Funds' policies and procedures with respect to the disclosure of their portfolio securities is available in the SAI.

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Who manages the Funds

Investment manager

The Manager, located at 100 Independence, 610 Market Street, Philadelphia, PA, 19106-2354, is the Funds' investment manager. Together, the Manager and the other subsidiaries of Macquarie Management Holdings, Inc. (MMHI) manage, as of June 30, 2023, approximately $183.5 billion in assets, including mutual funds, separate accounts, and other investment vehicles. The Manager and its predecessors have been managing pooled investment vehicles since 1938. The Manager is a series of Macquarie Investment Management Business Trust (a Delaware Statutory trust), which is a subsidiary of MMHI. MMHI is a wholly owned subsidiary of Macquarie Group Limited.

As the Funds' investment manager, the Manager has overall responsibility for the general management of the Funds, which includes selecting the Funds' sub-advisors and monitoring each Fund and sub-advisor to ensure that investment activities remain consistent with a Fund's investment objective. A team is responsible for conducting ongoing investment reviews with each sub-advisor and for developing the criteria by which Fund performance is measured. The Manager has hired LPL Financial LLC (LPL), a registered broker/dealer and investment advisor, as a consultant to assist with this process.

For the last fiscal year, each Fund paid the Manager the following aggregate fees, net of waivers (as applicable), based on such Fund's average daily net assets:

Fund	Management fees
Optimum Large Cap Growth Fund	0.61%
Optimum Large Cap Value Fund	0.63%
Optimum Small-Mid Cap Growth Fund	0.96%
Optimum Small-Mid Cap Value Fund	0.87%
Optimum International Fund	0.67%
Optimum Fixed Income Fund	0.50%

The management fee for each Fund as a percentage of average daily net assets, declines as assets increase above designated levels. The Manager pays the consulting fees out of its assets as described in the Funds' SAI.

A discussion regarding the basis for the Board's approvals of the investment advisory and sub-advisory agreements is available in the Funds' semiannual report to shareholders for the period ended September 30, 2022 and in the Funds' annual report to shareholders for the period ended March 31, 2023.

Sub-advisors and portfolio managers

Each Fund's investments are selected by one or more sub-advisors. The following identifies and describes each Fund's sub-advisors, identifies each Fund's portfolio managers, and describes each portfolio manager's business experience. Each sub-advisor is paid by the Manager.

Optimum Large Cap Growth Fund

American Century, located at 4500 Main Street, Kansas City, MO, 64111, was founded in 1958 and has more than 50 years of investment management experience. American Century is a wholly owned subsidiary of American Century Companies, Inc. (“ACC”). The Stowers Institute for Medical Research (“SIMR”) controls ACC by virtue of its beneficial ownership of more than 25% of the voting securities of ACC. SIMR is part of a not-for-profit biomedical research organization dedicated to finding the keys to the causes, treatments and prevention of disease. As of March 31, 2023, American Century had approximately $209.4 billion in assets under management. American Century has held its Fund responsibilities since July 2022.

Keith Lee (team lead), Michael Li, and Jeff Bourke are primarily responsible for the day-to-day management of American Century's portion of the Fund. Mr. Lee has been employed by American Century since 2001 and currently serves as Senior Vice President, Senior Portfolio Manager and Co-Chief Investment Officer, Global Growth Equity. Mr. Li has been employed by American Century since 2002 and currently serves as Vice President and Senior Portfolio Manager. Mr. Bourke has been employed by American Century since 2007 and currently serves as Vice President and Portfolio Manager.

Los Angeles Capital Management LLC (Los Angeles Capital) is headquartered at 11150 Santa Monica Blvd., Suite 200, Los Angeles, CA 90025. Los Angeles Capital has been registered as an investment advisor with the Securities and Exchange Commission since 2002 and provides investment management services to funds and other institutional clients. Los Angeles Capital is employee owned through its parent companies, LACM Holdings Inc. and LACM Equity LLC. Los Angeles Capital has a wholly owned subsidiary, LACM Global, Ltd., an entity formed in the UK and regulated by the Financial Conduct Authority. As of March 31, 2023, Los Angeles Capital's total assets under management were approximately $30.6 billion. Los Angeles Capital has held its Fund responsibilities since January 2023.

Hal W. Reynolds, Daniel Arche and Daniel E. Allen are primarily responsible for the day-to-day management of the investment program for Los Angeles Capital's portion of the Fund. Mr. Reynolds, CFA, Co-Chief Investment Officer and Senior Portfolio Manager, co-founded Los Angeles Capital in 2002. Mr.

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Reynolds oversees Los Angeles Capital's investment process and works closely with Los Angeles Capital's research team to enhance elements of the stock selection, portfolio construction and trading processes. He has worked in investment management since 1982 and has managed investment portfolios since 1998.

Daniel Arche, CFA, Director, Portfolio Strategy and Senior Portfolio Manager joined Los Angeles Capital in 2007. Mr. Arche is responsible for managing accounts in accordance with Los Angeles Capital's investment philosophy and process. Mr. Arche works to ensure that portfolios reflect the investment outlook of Los Angeles Capital's Dynamic Alpha Stock Selection Model® and that portfolios are operating within expected risk tolerances and guidelines. He recommends changes to portfolio parameters with the goal of enhancing returns or better controlling risk. Mr. Arche is a member of Los Angeles Capital's Investment Committee and chairs the Portfolio Review Committee that reviews the performance, risk profile and characteristics of client portfolios and the outlook of the Model.

Daniel E. Allen, CFA, Chief Executive Officer and President, joined Los Angeles Capital in 2009. Mr. Allen is responsible for implementing Los Angeles Capital's mission, vision and business strategies across the organization. Mr. Allen is a senior member of the Portfolio Management team and a member of the firm's Investment Committee. He has worked in investment management since 1983 and has worked with equity management, private markets, asset management and in consulting.

Optimum Large Cap Value Fund

Massachusetts Financial Services Company (MFS), located at 111 Huntington Avenue, Boston, MA 02199, is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund. As of March 31, 2023, net assets under the management of the MFS organization were approximately $570 billion. MFS has held its Fund responsibilities since the Fund's inception.

Nevin Chitkara, Investment Officer of MFS, and Katherine Cannan, Investment Officer of MFS, have primary responsibility for the day-to-day portfolio management of MFS' share of the Fund's assets. Mr. Chitkara and Ms. Cannan have been employed in the investment area of MFS since 1997 and 2013, respectively. Mr. Chitkara and Ms. Cannan have held their Fund responsibilities since May 2006 and December 2019, respectively.

Great Lakes Advisors, LLC (Great Lakes), with offices in Chicago, IL, Stamford, CT and Tampa, FL, offers customized investment advisory and sub-advisory services on a discretionary and non-discretionary basis to a broad range of clients including high net worth individuals, sub-advised accounts, private funds, sub-advised mutual funds and collective investment trusts, institutions, pension, profit sharing and retirement plans of endowments, foundations, religious institutes, multi-employer, charitable organizations, healthcare and governmental entities. Great Lakes also provides non-discretionary investment advice via model delivery to various wrap account programs. Great Lakes is an SEC-registered investment advisor that was established in 1981. In 2011, Great Lakes became a wholly owned subsidiary of Wintrust Financial Corporation, a publicly traded financial services company (NASDAQ: WTFC), as a stand-alone investment manager. As of March 31, 2023, Great Lakes had approximately $18 billion in assets under management and advisement, representing both the assets under management of Great Lakes and the predecessor firm Rothschild & Co. Great Lakes has held its Fund responsibilities since April 2023.

Paul Roukis and Jeff Agne share primary responsibility for the day-to-day portfolio management of Great Lake's share of the Fund's assets. They are assisted by other members of Great Lakes' large-cap investment team. Mr. Roukis is a Portfolio Manager at Great Lakes and was employed by the predecessor firm Rothschild & Co since 2005, previously serving as a Managing Director. Mr. Agne is a Portfolio Manager at Great Lakes and was employed by the predecessor firm Rothschild & Co since 2015, previously serving as a Managing Director. Messrs. Roukis and Agne have held their Fund responsibilities since October 2016 and April 2020, respectively.

Optimum Small-Mid Cap Growth Fund

Principal Global Investors, LLC (“Principal”) has its primary office location is 888 7th Avenue, New York, NY 10106. Prior to July 2022, Principal was formerly the Small-Mid Growth team of Columbus Circle Investors (“CCI”). Principal is an investment advisor and wholly-owned subsidiary of the publicly traded Principal Financial Group, Inc. (NASDAQ: PFG). As of March 31, 2023, the team had approximately $517 billion in assets under management. Principal (formerly CCI) has held its Fund responsibilities since April 2016.

A team of portfolio managers is primarily responsible for the day-to-day management of Principal's allocated portion of the Fund's assets. Principal's portfolio management team of Christopher Corbett, CFA and Marc Shapiro are jointly and primarily responsible for day-to-day management of all Principal accounts. Mr. Corbett, CFA, joined the firm in 2006 and currently serves as Sr. Managing Director and lead Portfolio Manager for SMID Cap Growth, Mid Cap Growth and Small Cap Growth strategies. Mr. Corbett began holding Fund responsibilities in July 2017. Mr. Shapiro joined the firm in 2004 and serves as Managing Director, Portfolio Manager for the SMID Cap Growth, Mid Cap Growth and Small Cap Growth strategies. Mr. Shapiro began holding Fund responsibilities in July 2020.

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Who manages the Funds

Peregrine Capital Management, LLC (Peregrine) is an investment advisor located at 800 LaSalle Avenue, Suite 1750, Minneapolis, MN 55402. Peregrine was founded in 1984 and predominantly serves the institutional marketplace through separately managed portfolios in addition to providing sub-advisory services for mutual funds. As of March 31, 2023, Peregrine had approximately $4.66 billion in assets under management. Assets in Peregrine's Small Cap Growth style for the same period were $1.62 billion. Peregrine has held its Fund responsibilities since April 2016.

A team of portfolio managers is primarily responsible for the day-to-day management of Peregrine's share of the Fund's assets. Peregrine's portfolio management team of William A. Grierson, CFA; Paul E. von Kuster, CFA; Samuel D. Smith, CFA; Ryan H. Smith, CFA; and Allison S. Lewis, CFA, are jointly and primarily responsible for day-to-day management of Peregrine's accounts. Mr. Grierson, CFA, is a Portfolio Manager for the Small Cap Growth style and shares the responsibility for fundamental research, stock selection and portfolio management with his team. Mr. Grierson joined Peregrine's Small Cap Growth team in 2000 as a Securities Analyst. Prior to Peregrine, he was a Senior Research Analyst & Portfolio Manager with Kopp Investment Advisors for more than six years. Previously, he worked as a Reporting Analyst for Northern Trust. He graduated from Lawrence University in 1992. Mr. Grierson is a member of the CFA Society of Minnesota and the CFA Institute. Mr. von Kuster is a Portfolio Manager for the Small Cap Growth style and shares the responsibility for fundamental research, stock selection and portfolio management with his team. He has been with the firm since its inception in 1984. Prior to Peregrine, Mr. von Kuster managed small cap funds for the Trust Department at Norwest Bank Minnesota, N.A. (now Wells Fargo Bank Minnesota, N.A.). He began his career with Norwest Bank Minnesota, N.A. in 1972 after graduating from Princeton. Mr. von Kuster is a member of the CFA Society of Minnesota and the CFA Institute. Mr. S. Smith is a Portfolio Manager for the Small Cap Growth style and shares the responsibility for fundamental research, stock selection and portfolio management with his team. Mr. S. Smith joined Peregrine in 2006 as a Portfolio Assistant and has also served as an Analyst and Associate Portfolio Manager. Mr. R. Smith is a Portfolio Manager for the Small Cap Growth style and shares the responsibility for fundamental research, stock selection and portfolio management with his team. He graduated from the University of St. Thomas. Mr. Smith is a member of the CFA Society of Minnesota and the CFA Institute. Mr. R. Smith joined Peregrine in 2018 as an Associate Portfolio Manager. Prior to joining Peregrine, Mr. R. Smith was a Portfolio Manager and an Analyst on the Small, SMID and Mid Cap Growth strategies at RBC Global Asset Management (U.S.) for more than 10 years. He graduated from Lehigh University and received his M.S. in Accountancy from the University of Notre Dame. Mr. R. Smith is a member of the CFA Society of Minnesota and the CFA Institute. Ms. Lewis shares the responsibility for fundamental research, stock selection and portfolio management with her team. Ms. Lewis joined Peregrine in 2022 as a Senior Analyst. Prior to joining Peregrine, Ms. Lewis was a Research Analyst at Marsico Capital Management for two years. Previously, she served as Senior Equity Analyst at Invesco for over six years. She started her career at J.P. Morgan Chase & Company. Ms. Lewis graduated from the University of Michigan and earned her M.B.A. from the University of Wisconsin. She is a member of the CFA Institute. Mr. W. Grierson and Mr. P. von Kuster have held their Fund responsibilities since April 2016. Mr. S. Smith and Mr. R. Smith have held their Fund responsibilities since January 2021 and Ms. Lewis has held her Fund responsibilities since July 2023.

Optimum Small-Mid Cap Value Fund

LSV Asset Management (LSV) is an investment advisor located at 155 North Wacker Drive, Suite 4600 in Chicago, IL. LSV was founded in 1994 and provides domestic, international and global value equity investment management to institutional investors. As of March 31, 2023, LSV had approximately $92 billion in assets under management. LSV has held its Fund responsibilities since January 2016.

A team of portfolio managers is primarily responsible for the day-to-day management of LSV's share of the Fund's assets. LSV's portfolio management team of Josef Lakonishok, Ph.D; Menno Vermeulen, CFA; Puneet Mansharamani, CFA; Greg Sleight; and Guy Lakonishok, CFA are jointly and primarily responsible for day-to-day management of LSV's accounts. Dr. Lakonishok has served as CEO, CIO, Partner and Portfolio Manager for LSV since its founding in 1994. Mr. Vermeulen, CFA, has served as a Portfolio Manager for LSV since 1995 and a Partner since 1998. Prior to joining LSV, he worked at ABP where he was responsible for the development and implementation of quantitative active investment strategies. Mr. Mansharamani, CFA, has served as a Partner and Portfolio Manager for LSV since 2006. Prior to joining LSV, Mr. Mansharamani was an Analyst at Institutional Trust National City Corporation. Prior to this experience, Mr. Mansharamani was a Systems Consultant for Maximations, Inc. Mr. Sleight has served as a Quantitative Analyst of LSV since 2006, a Partner since 2012 and Portfolio Manager since 2014 and is part of LSV's quantitative and implementation team, which is responsible for the day-to-day data management, portfolio implementation and ongoing enhancement of LSV's model and systems. Mr. G. Lakonishok, CFA has served as a Quantitative Analyst of LSV since 2009, a Partner since 2013 and Portfolio Manager since 2014. Prior to joining LSV, Mr. Lakonishok was a Vice President in the Quantitative Equity group at BlackRock. Dr. J. Lakonishok, Mr. Vermeulen, Mr. Mansharamani, Mr. Sleight, and Mr. G. Lakonishok have all held their Fund responsibilities since January 2016.

Cardinal Capital Management, L.L.C. (Cardinal) is an investment advisor located at 4 Greenwich Office Park in Greenwich, CT. Cardinal was founded and registered as an investment adviser with the SEC in 1995. Cardinal is a specialist asset manager focusing on small and SMID cap equities. As of March 31, 2023, the firm managed approximately $3.4 billion. Cardinal has held its Fund responsibilities since October 2020.

A team of portfolio managers is primarily responsible for the day-to-day management of Cardinal's share of the Fund's assets. Each portfolio holding has a dedicated research analyst, which may be a senior analyst or a portfolio manager. However, it is typical for team members to work together, with one individual retaining the role of the primary analyst for that holding and others providing context, contacts, and research from relevant industry work. The

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portfolio team members are Eugene Fox, III, Robert B. Kirkpatrick, CFA, Rachel D. Matthews, and Robert H. Fields. Mr. Fox is a managing partner of Cardinal. He is responsible for investment research and portfolio management. He has been in the investment industry since 1987. Before leaving for Cardinal in 1995, Mr. Fox was a managing director of Deltec Asset Management. Mr. Kirkpatrick, CFA, is a managing partner of Cardinal. He is responsible for investment research and portfolio management. He has been in the investment industry since 1985. Prior to joining Cardinal in 2000, Mr. Kirkpatrick, CFA was a partner at Breeco Management. Ms. Matthews is a partner of Cardinal. She is responsible for investment research and portfolio management. She has been in the investment industry since 1989. Prior to joining Cardinal in 2001, Ms. Matthews worked as a high yield bond trader at Oppenheimer Funds, Inc. Mr. Fields is a partner of Cardinal. He has been in the investment industry since 1998. Prior to joining Cardinal in 2013, Mr. Fields was a partner and portfolio manager at Ana Capital Management. The portfolio managers have held their Fund responsibilities since October 2020.

Optimum International Fund

Baillie Gifford Overseas Limited, located at Calton Square, 1 Greenside Row, Edinburgh EH1 3AN, UK, is a wholly owned subsidiary of Baillie Gifford & Co. Baillie Gifford Overseas Limited was founded in 1983 and provides investment management and advisory services to non-UK clients. As of March 31, 2023, Baillie Gifford had approximately $290 billion in assets under management. Baillie Gifford has held its Fund responsibilities since April 2021.

A team of portfolio managers is primarily responsible for the day-to-day management of Baillie Gifford's share of the Fund's assets. Andrew Stobart, Donald Farquharson, Jenny Davis, Tom Walsh, Chris Davies and Steve Vaughan are jointly and primarily responsible for day-to-day management of Baillie Gifford accounts. Mr. Stobart, Mr. Farquharson, Ms. Davis, and Mr. Walsh have all held their Fund responsibilities since April 2021. Mr. Davies has held his Fund responsibilities since September 2021. Mr. Vaughan has held his Fund responsibilities since September 2022.

Mr. Stobart has been a member of the International Alpha Portfolio Construction Group since 2008 and an Investment Manager in the Emerging Markets Equity Team since 2007. Andrew previously worked in the UK, Japanese and North American Teams. He joined Baillie Gifford as an Investment Analyst in 1991, having spent three years working in Investment Banking in London. Andrew graduated MA in Economics from the University of Cambridge in 1987.

Mr. Farquharson heads the Japanese Equities Team and has been a member of the International Alpha Portfolio Construction Group (PCG) since 2014. He joined Baillie Gifford in 2008 and became a Partner in 2017. He has 32 years' investment experience dedicated almost entirely to Japanese Equities. Donald spent 20 years working for Schroders as a Japanese specialist, latterly as Head of the Pan Pacific Equity Team. Between 1991 and 1995, he headed Schroders' Research Team in Tokyo. Mr. Farquharson graduated MA (Hons) in Arabic Studies from the University of St Andrews in 1987 and is a CFA Charterholder.

Ms. Davis conducts research for International Alpha portfolios and has been a member of the International Alpha Portfolio Construction Group (PCG) since 2016. She joined Baillie Gifford in 2011 and became a partner in 2022. Jenny worked on two of our global equity strategies, having started her career at Neptune Investment Management. Ms. Davis graduated MA in Music from the University of Oxford in 2008, and latterly undertook postgraduate studies in Psychotherapy at the University of Edinburgh.

Mr. Walsh conducts research for International Alpha portfolios and has been a member of the International Alpha Portfolio Construction Group (PCG) since 2018. He joined Baillie Gifford in 2009, and became a partner in 2022. He has worked on the UK, European and Global Opportunities teams, as well as spending four years as a member of the International Focus PCG. Before joining Baillie Gifford, Tom worked at Fidelity International, Merrill Lynch and Deloitte & Touche. He graduated LLB (Hons) in Law & Economics from the University of Edinburgh in 1999 and is both CFA and ACA qualified.

Mr. Davies conducts research for International Alpha portfolios and has been a member of the International Alpha Portfolio Construction Group (PCG) since 2021. He joined Baillie Gifford in 2012, and most recently served as an Investment Manager in the European Team. Chris graduated BA (Hons) in Music from the University of Oxford in 2009 and went on to gain an MMus in Music Performance from the Royal Welsh School of Music and Drama in 2010 and an MSc in Music, Mind and Brain from Goldsmiths College in 2011.

Mr. Vaughan became a member of the International Alpha Portfolio Construction Group in September 2022. Steve joined Baillie Gifford in 2012 and has been an Investment Manager in the Smaller Companies Team. Prior to joining Baillie Gifford, Steve was an Officer in the British Army for nine years. He is a CFA Charterholder. He graduated BA (Hons) in Jurisprudence from the University of Oxford in 2001 and MA in International Relations from the University of Exeter in 2012.

Acadian Asset Management LLC (Acadian), located at 260 Franklin Street, Boston, MA 02110, is a subsidiary of BrightSphere Affiliate Holdings LLC, which is an indirectly wholly owned subsidiary of BrightSphere Investment Group Inc. (“BSIG”), a publicly listed company on the NYSE. Acadian has been managing assets since 1987. As of March 31, 2023, Acadian managed approximately $97.4 billion in assets. Acadian has held its Fund responsibilities since January 2015.

Brendan O. Bradley, Ph.D., is Executive Vice President and Chief Investment Officer at Acadian. Dr. Bradley joined Acadian in 2004 and is the chief investment officer. Brendan has served as the firm's director of portfolio management, overseeing portfolio management policy, and was also previously

39

Who manages the Funds

the director of Acadian's Managed Volatility strategies. He is a member of the Acadian Board of Managers and Executive Management Team. Prior to Acadian, Brendan was a vice president at Upstream Technologies, where he designed and implemented investment management systems and strategies. His professional background also includes work as a research analyst and consultant at Samuelson Portfolio Strategies. Brendan earned a Ph.D. in applied mathematics from Boston University and a B.A. in physics from Boston College. Brendan has held his Fund responsibilities since January 2015.

Ryan D. Taliaferro, Ph.D. is Senior Vice President, Director, Investment Strategies at Acadian. Dr. Taliaferro joined Acadian in 2011 and currently serves as director of investment strategies and member of the Executive Committee. Previously, he was the lead portfolio manager for Acadian's Managed Volatility strategies. Prior to joining Acadian, Dr. Taliaferro was a faculty member in the finance unit at Harvard Business School, where he taught corporate finance and asset pricing. Earlier, he was a consultant at the Boston Consulting Group. Dr. Taliaferro earned a Ph.D. in business economics (finance) from Harvard University and an M.B.A. in finance and economics from the University of Chicago. He also holds an A.M. in economics, and an A.M. and A.B. in physics from Harvard University. Ryan has held his Fund responsibilities since March 2019.

Optimum Fixed Income Fund

J. David Hillmeyer and Daniela Mardarovici are primarily responsible for the day-to-day management of the Manager's share of the Fund's assets. When making decisions for the Fund, Mr. Hillmeyer and Ms. Mardarovici regularly consult with other investment professionals.

Mr. Hillmeyer co-leads the firm's US Multisector Fixed Income team for Macquarie Asset Management Fixed Income (MFI) with responsibility for investment strategy and business development across the full suite of US multisector strategies. In addition, Hillmeyer has responsibility for our global credit strategies. Mr. Hillmeyer is also a member of MFI's Global Leadership Group which is responsible for the overall management of MFI including setting and executing on the team's strategic vision. Prior to joining Macquarie Asset Management (MAM) in August 2007 as a vice president and corporate bond trader, he worked for more than 11 years in various roles at Hartford Investment Management Company, including senior corporate bond trader, high yield portfolio manager / trader, and quantitative analyst. He began his career as an investment advisor in January 1989 at Shawmut Bank, leaving the firm as an investment officer in November 1995. Hillmeyer earned his bachelor's degree from Colorado State University, and he is a member of the CFA Society of Philadelphia and the Philadelphia Council for Business Economics. Mr. Hillmeyer assumed Fund responsibilities in April 2011.

Ms. Mardarovici co-leads the firm's US Multisector Fixed Income efforts for Macquarie Asset Management Fixed Income (MFI) with responsibility for investment and business strategy for the full suite of US multisector solutions. Mardarovici is also a member of MFI's Global Leadership Group which is responsible for the overall management of MFI including setting and executing the team's strategic vision. Prior to joining Macquarie Asset Management (MAM) in March 2019, she spent more than 13 years at BMO Global Asset Management as a senior investment leader. Since 2014, she was a member of the management committee of Taplin, Canida & Habacht (TCH), BMO's US fixed income group, and helped lead business strategy and development efforts. In addition, Mardarovici was responsible for driving investment strategy and managing institutional portfolios and mutual funds across a wide spectrum of strategies, including core, core plus, credit, multisector, and liability-driven investing (LDI). Previously, she managed taxable fixed income strategies and led investment management efforts for mortgage-backed securities at Harris Investment Management. She started her career in 2000 as a proprietary trader at Gelber Group. In 2018, Mardarovici was named one of the top 20 female portfolio managers by CityWire. She graduated magna cum laude with a major in economics and finance/banking from the University of Nebraska at Omaha. She is a member of the CFA Society New York and the CFA Institute. Ms. Mardarovici assumed Fund responsibilities in March 2019.

Pacific Investment Management Company LLC (PIMCO), located at 650 Newport Center Drive, Newport Beach, CA 92660, was founded in 1971. PIMCO manages $1.80 trillion in assets, including $1.43 trillion in third-party client assets as of March 31, 2023. Assets include $84.4 billion (as of December 31, 2022) in assets managed by PIMCO Prime Real Estate (formerly Allianz Real Estate), an affiliate and wholly-owned subsidiary of PIMCO and PIMCO Europe GmbH.

Marc P. Seidner, Mike Cudzil and Mohit Mittal are primarily responsible for the day-to-day management of PIMCO's share of the Fund's assets. In addition, PIMCO has an Investment Committee, which oversees the setting of investment policy decisions, including duration positioning, yield curve management, sector rotation, credit quality and overall portfolio composition, for all PIMCO portfolios and strategies, including PIMCO's share of the Fund's assets.

Mr. Seidner is CIO Non-traditional Strategies and a managing director in the Newport Beach office. He is also a generalist portfolio manager and a member of the Investment Committee. He rejoined PIMCO in November 2014 after serving as head of fixed income at GMO LLC, and previously he was a PIMCO managing director, generalist portfolio manager and member of the Investment Committee until January 2014. Prior to joining PIMCO in 2009, he was a managing director and domestic fixed income portfolio manager at Harvard Management Company. Previously, he was director of active core strategies at Standish Mellon Asset Management and a senior portfolio manager at Fidelity Management and Research. He has 36 years of investment experience and holds an undergraduate degree in economics from Boston College. He has held his Fund responsibilities since January 2015.

Mr. Cudzil is a managing director and generalist portfolio manager based in the Newport Beach office. He is a rotating member of the PIMCO Investment Committee and co-chair of the Americas portfolio committee. As a portfolio manager across multi-sector fixed income mandates, Mr. Cudzil also serves as a senior member of the Total Return portfolio management team, co-lead of the liability-driven investment portfolio management team, and co-lead of the

40

agency MBS portfolio management team. Mr. Cudzil is also a member of the steering committee for PIMCO Families, a resource group dedicated to supporting employees in their efforts to successfully manage career and family. Prior to joining PIMCO in 2012, he worked as a managing director and head of pass-through trading at Nomura. Mr. Cudzil previously held similar roles at Bank of America and Lehman Brothers, as well as a senior trading position at Salomon Brothers. He has 26 years of investment experience and holds a bachelor's degree in political science from the University of Pennsylvania.

Mr. Mittal is a managing director and portfolio manager in the Newport Beach office. He manages multi-sector portfolios and is a senior member of LDI, Total Return, Dynamic Bond, and Credit portfolio management teams. He also serves as executive sponsor and steering committee member for PIMCO Multicultural. Morningstar named him winner of the 2020 U.S. Morningstar Award for Investing Excellence in the Rising Talent category. He is a member of the Treasury Borrowing Advisory Committee (TBAC), which is an advisory committee governed by federal statute that meets quarterly with the Treasury Department. Mr. Mittal also serves on the board of Orangewood Foundation. He joined PIMCO in 2007 and holds an MBA from the Wharton School of the University of Pennsylvania and an undergraduate degree in computer science from Indian Institute of Technology (IIT) in Delhi, India.

Macquarie Investment Management Austria Kapitalanlage AG (MIMAK), located at Kaerntner Strasse 28, 1010 Vienna, Austria, is an affiliate of the Manager and a part of Macquarie Asset Management (MAM). MAM is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited. As of June 30, 2023, MAM managed more than $357.9 billion in assets for institutional and individual clients. Although the Manager has principal responsibility for the Manager's portion of the Fund, the Manager may seek investment advice and recommendations from MIMAK and the Manager may also permit MIMAK to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where the Manager believes it will be beneficial to utilize MIMAK's specialized market knowledge.

Macquarie Investment Management Europe Limited (MIMEL), located at 28 Ropemaker Street, London, England, is an affiliate of the Manager and a part of MAM. Although the Manager has principal responsibility for the Manager's portion of the Fund, the Manager may seek investment advice and recommendations from MIMEL and the Manager may also permit MIMEL to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where the Manager believes it will be beneficial to utilize MIMEL's specialized market knowledge.

Macquarie Investment Management Global Limited (MIMGL), located at 50 Martin Place, Sydney, Australia, is an affiliate of the Manager and a part of MAM. Although the Manager has principal responsibility for the Manager's portion of the Fund, the Manager may seek investment advice and recommendations from MIMGL and the Manager may also permit MIMGL to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where the Manager believes it will be beneficial to utilize MIMGL's specialized market knowledge.

The SAI provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and each portfolio manager's ownership of Fund shares.

Manager of managers structure

The Funds and the Manager have received an exemptive order from the US Securities and Exchange Commission (SEC) to operate under a manager of managers structure that permits the Manager, with the approval of the Funds' Board, to appoint and replace both affiliated and unaffiliated sub-advisors, and to enter into and make material amendments to the related sub-advisory contracts on behalf of the Funds without shareholder approval (Manager of Managers Structure). Under the Manager of Managers Structure, the Manager has ultimate responsibility, subject to oversight by the Board, for overseeing the Funds' sub-advisors and recommending to the Board their hiring, termination, or replacement.

The Manager of Managers Structure enables the Funds to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisors or sub-advisory agreements. The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Funds without shareholder approval. Shareholders will be notified of the hiring of any new sub-advisor within 90 days of the hiring.

The Funds and the Manager also have an exemptive order from the SEC that allows the approval of a new sub-advisor to be taken at a Board of Trustees meeting held via any means of communication that allows the Trustees to hear each other simultaneously during the meeting. If a new unaffiliated sub-adviser is hired for the Funds, shareholders will receive information about the new sub-advisor within 90 days of the change.

Who's who

Board of trustees: A mutual fund is governed by a board of trustees, which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the fund's service providers.

Investment manager and sub-advisor: An investment manager is a company with overall responsibility for the management of a fund's assets. A sub-advisor is a company generally responsible for the day-to-day management of the fund's assets or some portion thereof. The sub-advisor is selected

41

Who manages the Funds

and supervised by the investment manager. The investment manager or the sub-advisor, as the case may be, is responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. A written contract between a mutual fund and its investment manager specifies the services the investment manager performs and the fee the manager is entitled to receive.

Portfolio managers: Portfolio managers make investment decisions for individual portfolios.

Distributor: Most mutual funds continuously offer new shares to the public through distributors that are regulated as broker/dealers and are subject to the Financial Industry Regulatory Authority (FINRA) rules governing mutual fund sales practices.

Service agent: Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains, and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide administrative services to a fund and oversight of other fund service providers.

Custodian/Fund accountant: Mutual funds are legally required to protect their portfolio securities, and most funds place them with a qualified bank custodian that segregates fund securities from other bank assets. The fund accountant provides services such as calculating a fund's net asset value (NAV) and providing financial reporting information for the fund.

Financial intermediary: Financial professionals provide advice to their clients. They are associated with securities broker/dealers who have entered into selling and/or service arrangements with the distributor. Selling broker/dealers and financial professionals are compensated for their services generally through sales commissions, and through 12b-1 fees and/or service fees deducted from a fund's assets.

Shareholders: Mutual fund shareholders have specific voting rights on matters such as material changes in the terms of a fund's management contract and changes to fundamental investment policies.

42

About your account

Investing in the Funds

Shares of the Funds may be purchased only through a participating securities dealer or other financial intermediary.

You can choose from a number of share classes for each Fund. Because each share class has a different combination of sales charges, fees, and other features, you should consult your participating securities dealer or other financial intermediary (hereinafter collectively referred to as the “financial intermediary”) to determine which share class best suits your investment goals and time frame. It is the responsibility of your financial intermediary to assist you in determining the most appropriate share class and to communicate such determination to us.

Information about existing sales charges and sales charge reductions and waivers is available in this Prospectus below and free of charge on the Optimum Funds website at optimummutualfunds.com. Additional information on sales charges can be found in the SAI, which is available upon request.

Certain financial intermediaries may charge you additional fees in connection with transactions in Fund shares. Shareholders purchasing Fund shares through a financial intermediary may also be eligible for sales charge discounts or waivers which may differ from those disclosed elsewhere in this Prospectus or SAl. The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. It is the responsibility of the financial intermediary to implement any of their proprietary sales charge discounts or waivers. Accordingly, you should consult with your financial intermediary to determine whether you qualify for any sales charge discounts or waivers.

Choosing a share class

Class A and Class C shares may be eligible for purchase through programs sponsored by financial intermediaries that require the purchase of a specific class of shares.

Class A and Class C shares have each adopted a separate 12b-1 plan that allows them to pay service fees for providing services to shareholders of that class and/or maintaining shareholder accounts for that class, and distribution fees for the sale and distribution of shares of the class. Because these fees are paid out of class assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A
•
Class A shares have an upfront sales charge of up to 5.75% (Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund, Optimum Small-Mid Cap Value Fund, and Optimum International Fund) or 4.50% (Optimum Fixed Income Fund) that you pay when you buy the shares.

•
If you invest $75,000 or more (Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund, Optimum Small-Mid Cap Value Fund, and Optimum International Fund) or $100,000 or more (Optimum Fixed Income Fund) in Optimum Funds, your front-end sales charge will be reduced.

•
You may qualify for other reduced sales charges and, under certain circumstances, the sales charge may be waived as described in “How to reduce your sales charge” below.

•
Class A shares are also subject to an annual 12b-1 fee no greater than 0.25% of average daily net assets paid to the Distributor, participating securities dealers, or other financial intermediaries for providing services and/or maintaining shareholder accounts. The 12b-1 fee for Class A shares is lower than the 12b-1 fees for Class C shares. See “Dealer compensation” below for further information.

•
Because of the higher 12b-1 fee, Class A shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Institutional Class shares.

•
Class A shares are not subject to a CDSC.

Class A sales charges

The table below details your sales charges on purchases of Class A shares. The offering price for Class A shares includes the front-end sales charge. The offering price is determined by dividing the NAV per share by an amount equal to 1 minus the sales charge (expressed in decimals) applicable to the purchase, calculated to two decimal places using standard rounding criteria. The sales charge as a percentage of the net amount invested is the maximum percentage of the amount invested rounded to the nearest hundredth. The actual sales charge that you pay as a percentage of the offering price and as a percentage of the net amount invested will vary depending on the then-current NAV, the percentage rate of the sales charge, and rounding. The number of Fund shares you will be issued will equal the amount invested divided by the applicable offering price for those shares, calculated to three decimal places using standard rounding criteria. Sales charges do not apply to shares purchased through dividend reinvestment.

43

About your account

All Funds except Optimum Fixed Income Fund

Amount of purchase	Sales charge as % of offering price	Sales charge as % of net amount invested
Less than $75,000	5.75%	6.54%
$75,000 but less than $100,000	4.75%	5.41%
$100,000 but less than $250,000	3.75%	4.31%
$250,000 but less than $500,000	2.50%	3.00%
$500,000 but less than $1 million	2.00%	2.44%
$1 million or more	none	none

Optimum Fixed Income Fund

Amount of purchase	Sales charge as a % of offering price	Sales charge as a % of net amount invested
Less than $100,000	4.50%	5.13%
$100,000 but less than $250,000	3.50%	4.00%
$250,000 but less than $500,000	2.50%	3.00%
$500,000 but less than $1 million	2.00%	2.44%
$1 million or more	none	none

Class C
•
Class C shares have no upfront sales charge, so the full amount of your purchase is invested in a Fund. However, you will pay a CDSC of 1.00% if you redeem your shares within 12 months after you buy them.

•
Under certain circumstances, the CDSC may be waived; please see “Waivers of contingent deferred sales charges” below for further information.

•
For approximately eight years after you buy your Class C shares, they are subject to an annual 12b-1 fee of no greater than 1.00% of average daily net assets (of which 0.25% is a service fee) paid to the Distributor, participating securities dealers, or other financial intermediaries for providing services and/or maintaining shareholder accounts.

•
Class C shares are eligible to automatically convert to Class A shares with a 12b-1 fee of no more than 0.25% approximately eight years after you buy Class C shares. Eligible conversions may occur as late as one month after the eighth anniversary of purchase, during which time Class C's higher 12b-1 fee applies. Please refer to the Fund's SAI for more details on this automatic conversion feature.

•
Because of the higher 12b-1 fee, Class C shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A and Institutional Class shares.

•
You may purchase only up to $1 million of Class C shares of the Funds (in the aggregate) at any one time. Orders that equal or exceed $1 million will be rejected. The limitation on maximum purchases varies for retirement plans.

•
In determining whether the CDSC applies to a redemption of Class C shares, it will be assumed that shares held for more than 12 months are redeemed first followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less. For further information on how the CDSC is determined, please see “Calculation of Contingent Deferred Sales Charges - Class C” below.

•
Class C shares with no financial intermediary will be converted to Class A shares at NAV within a certain time frame after a financial intermediary resigns, as determined by the Manager. Additionally, investors may only open an account to purchase Class C shares if they have appointed a financial intermediary.

Calculation of contingent deferred sales charges (CDSCs) - Class C. CDSCs are charged as a percentage of the dollar amount subject to the CDSC if shares are redeemed within the time periods described below. The charge will be assessed on an amount equal to the lesser of the NAV at the time the shares being redeemed were purchased or the NAV of those shares at the time of redemption. No CDSC will be imposed on increases in NAV above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestment of dividends or capital gains distributions. For purposes of this formula, the “NAV at the time of purchase” will be the NAV at purchase of Class C shares of a Fund, even if those shares are later exchanged for shares of another Optimum Fund. In the event of an exchange of the shares, the “NAV of such shares at the time of redemption” will be the NAV of the shares that were acquired in the exchange.

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Institutional Class
•
Institutional Class shares have no upfront sales charge, so the full amount of your purchase is invested in a Fund.

•
Institutional Class shares are not subject to a CDSC.

•
Institutional Class shares do not assess a 12b-1 fee.

•
There is no minimum initial purchase requirement for Institutional Class shares, but they are available for purchase only by the following:

○
retirement plans or certain other programs that are maintained on platforms sponsored by financial intermediary firms, provided the financial intermediary firms or their trust companies (or entities performing similar trading/clearing functions) have entered into an agreement with the Distributor (or its affiliate) related to such plans or programs;

○
tax-exempt employee benefit plans of the Manager, its affiliates, and securities dealers that have a selling agreement with the Distributor;

○
a bank, trust company, or similar financial institution investing for its own account or for the account of its trust customers for whom the financial institution is exercising investment discretion in purchasing Institutional Class shares, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee;

○
registered investment advisors (RIAs) investing on behalf of clients that consist solely of institutions and high net worth individuals whose assets are entrusted to an RIA for investment purposes for accounts requiring Institutional Class shares (use of the Institutional Class shares is restricted to RIAs who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from their advisory clients);

○
discretionary advisory accounts of a participating securities dealer or other financial intermediary or its affiliates;

○
programs sponsored by, controlled by, and/or clearing transactions submitted through a financial intermediary where: (1) such programs allow or require the purchase of Institutional Class shares; (2) a financial intermediary has entered into an agreement with the Distributor and/or the transfer agent allowing certain purchases of Institutional Class shares; and (3) a financial intermediary (i) charges clients an ongoing fee for advisory, investment consulting or similar services, or (ii) offers the Institutional Class shares through a no-commission network or platform;

○
through a brokerage program of a financial intermediary that has entered into a written agreement with the Distributor and/or the transfer agent specifically allowing purchases of Institutional Class shares in such programs; or

○
private investment vehicles, including, but not limited to, foundations and endowments.

•
A shareholder transacting in Institutional Class shares through a broker or other financial intermediary may be required to pay a commission and/or other forms of compensation to the financial intermediary.

The Funds reserve the right to modify or waive the above policies at any time without prior notice to shareholders.

Dealer compensation

The financial intermediary (including LPL) that sells you shares of a Fund may be eligible to receive the following amounts as compensation for your investment in the Fund. Institutional Class shares do not have a 12b-1 fee or sales charge so they are not included in the table below.

All Funds except Optimum Fixed Income Fund

	Class A1	Class C2
Commission (%)	—	1.00%
Investment less than $75,000	5.75%	—
$75,000 but less than $100,000	4.75%	—
$100,000 but less than $250,000	3.75%	—
$250,000 but less than $500,000	2.50%	—
$500,000 but less than $1 million	2.00%	—
$1 million or more	0.00%	—
12b-1 fee to dealer	0.25%	1.00%

Optimum Fixed Income Fund

	Class A1	Class C2
Commission (%)	—	1.00%
Investment less than $100,000	4.50%	—
$100,000 but less than $250,000	3.50%	—
$250,000 but less than $500,000	2.50%	—

45

About your account

	Class A1	Class C2
$500,000 but less than $1 million	2.00%	—
$1 million or more	0.00%	—
12b-1 fee to dealer	0.25%	1.00%

1 On sales of Class A shares, the Distributor reallows to your securities dealer a portion of the front-end sales charge depending upon the amount you invested. Your securities dealer may be eligible to receive up to 0.25% of the 12b-1 fee applicable to Class A shares.

2 On sales of Class C shares, the Distributor may pay your securities dealer an upfront commission of 1.00%. The upfront commission includes an advance of the first year's 12b-1 service fee of up to 0.25%. During the first 12 months, the Distributor retains the full 1.00% 12b-1 fee to partially offset the upfront commission and the prepaid 0.25% service fee advanced at the time of purchase. Starting in the 13th month, your securities dealer may be eligible to receive the full 1.00% 12b-1 fee applicable to Class C shares. Alternatively, certain intermediaries may not be eligible to receive the upfront commission of 1.00%, but may receive the 12b-1 fee for sales of Class C shares from the date of purchase. After approximately eight years, Class C shares are eligible to automatically convert to Class A shares and dealers may then be eligible to receive the 12b-1 fee applicable to Class A shares.

Payments to intermediaries

The Distributor and its affiliates may pay additional compensation at their own expense and not as an expense of a Fund to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (Financial Intermediaries) in connection with the sale or retention of Fund shares and/or shareholder servicing, including providing the Fund with “shelf space” or a higher profile with the Financial Intermediaries' consultants, salespersons, and customers (distribution assistance). For example, the Distributor or its affiliates may pay additional compensation to Financial Intermediaries for various purposes, including, but not limited to, promoting the sale of Fund shares, maintaining share balances and/or for subaccounting, administrative, or shareholder processing services, marketing, educational support, data, and ticket charges. Such payments are in addition to any distribution fees, service fees, subaccounting fees, and/or transfer agency fees that may be payable by a Fund. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of a Fund and/or some or all other Delaware Funds by Macquarie®), amount of assets invested by the Financial Intermediary's customers (which could include current or aged assets of a Fund and/or some or all other Delaware Funds), a Fund's advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Distributor. The level of payments made to a qualifying Financial Intermediary in any given year may vary. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, the Distributor may pay, or allow its affiliates to pay, other promotional incentives or payments to Financial Intermediaries.

Sub-transfer agent/recordkeeping payments may be made to third parties (including affiliates of the Manager) that provide sub-transfer agent, recordkeeping and/or shareholder services with respect to certain shareholder accounts (including omnibus accounts), or to the shareholder account directly to offset the costs of these services, in lieu of the transfer agent providing such services. LPL, who has entered into an omnibus shareholder services agreement with Delaware Investments Fund Services Company (DIFSC) receives compensation from DIFSC at a rate of $16 per year for each Fund shareholder account it provides services for pursuant to the omnibus agreement.

If a mutual fund sponsor or distributor makes greater payments for distribution assistance to your Financial Intermediary with respect to distribution of shares of that particular mutual fund than sponsors or distributors of other mutual funds make to your Financial Intermediary with respect to the distribution of the shares of their mutual funds, your Financial Intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund making the higher payments over shares of other mutual funds or over other investment options. In addition, depending on the arrangements in place at any particular time, a Financial Intermediary may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your Financial Intermediary and review carefully any disclosure provided by such Financial Intermediary as to compensation it receives in connection with investment products it recommends or sells to you. A significant purpose of these payments is to increase sales of a Fund's shares. The Manager or its affiliates may benefit from the Distributor's or its affiliates' payment of compensation to Financial Intermediaries through increased fees resulting from additional assets acquired through the sale of Fund shares through Financial Intermediaries. In certain instances, the payments could be significant and may cause a conflict of interest for your Financial Intermediary. Any such payments will not change the NAV or the price of a Fund's shares.

How to reduce your sales charge

We offer a number of ways to reduce or eliminate the sales charge on shares. Please refer to the SAI for detailed information and eligibility requirements. You may also get additional information from your participating securities dealer or other financial intermediary. You or your participating securities dealer or other financial intermediary must notify us at the time you purchase shares if you are eligible for any of these programs. You may also need to provide information to your participating securities dealer or other financial intermediary or to a Fund in order to qualify for a reduction in sales charges. Such

46

information may include your total Optimum Fund holdings, and the names of qualifying family members and their holdings. We reserve the right to determine whether any purchase is entitled, by virtue of the foregoing, to the reduced sales charge. Institutional Class shares do not have any sales charges so they are not included in the chart below.

Letter of intent and rights of accumulation

Through a letter of intent, you agree to invest a certain amount in Optimum Funds over a 13-month period to qualify for reduced front-end sales charges (as set forth in the SAI).

You can combine your holdings or purchases of all Optimum Funds (as set forth in the SAI) as well as the holdings and purchases of your spouse — or equivalent, if recognized under local law — and children under the age of 21 to qualify for reduced front-end sales charges.

Class A	Class C
Available.

Although the letter of intent does not apply to the purchase of Class C shares, you can combine your purchase of Class C shares with your purchase of Class A shares to fulfill your letter of intent. Although the rights of accumulation do not apply to the purchase of Class C shares, you can combine the value of your Class C shares with the value of your Class A shares to receive a reduced sales charge.

Reinvestment of redeemed shares

Up to 12 months after you redeem shares, you can reinvest the proceeds without paying a sales charge as noted below.

Class A	Class C
Available.	Not available.

Buying Class A shares at net asset value

Class A shares of a Fund may be purchased at NAV under the following circumstances, provided that you notify the Fund in advance that the trade qualifies for this privilege. The Funds reserve the right to modify or terminate these arrangements at any time.

•
Purchases by programs sponsored by, controlled by, and/or clearing transactions submitted through a financial intermediary where: (i) such programs allow or require the purchase of Class A shares at NAV; and (ii) a financial intermediary has entered into an agreement with the Distributor and/or the Fund's transfer agent allowing certain purchases of Class A shares. Investors may be charged an upfront sales commission and/or other fees by their financial intermediary as part of investor's participation in the program.

•
Purchases by: (i) current and former officers, Trustees, and employees of any Fund, the Manager, or any of the Manager's current affiliates and those that may in the future be created; (ii) current employees of legal counsel to the Funds; and (iii) registered representatives, employees, officers, and directors of broker/dealers who have entered into dealer's agreements with the Distributor. At the direction of such persons, their family members (regardless of age), and any employee benefit plan, trust, or other entity directly owned by, controlled by, or established by any of the foregoing may also purchase shares at NAV.

Waivers of contingent deferred sales charges

Certain sales charges may be based on historical cost. Therefore, you should maintain any records that substantiate these costs because the Funds, their transfer agent, and financial intermediaries may not maintain this information. Please note that your financial intermediary will have to notify us at the time of redemption that the trade qualifies for such waiver. Additional information on sales charges can be found in the SAI, which is available upon request. Class A and Institutional Class shares do not have CDSCs so they are not included in the chart below. Please also see the “Shareholder fees” table in the Fund summary and “Choosing a share class” for more information about applicable CDSCs.

CDSCs for Class C shares may be waived under the following circumstances, except as noted otherwise:

•
Redemptions in accordance with a systematic withdrawal plan: Redemptions in accordance with a systematic withdrawal plan, provided the annual amount selected to be withdrawn under the plan does not exceed 12% of the value of the account on the date that the systematic withdrawal plan was established or modified.

•
Redemptions that result from the right to liquidate a shareholder's account: Redemptions that result from the right to liquidate a shareholder's account if the aggregate NAV of the shares held in the account is less than the then-effective minimum account size.

47

About your account

•
Section 401(a) qualified retirement plan distributions: Distributions to participants or beneficiaries from a retirement plan trading on a recordkeeping platform qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (Internal Revenue Code).

•
Section 401(a) qualified retirement plan redemptions: Redemptions pursuant to the direction of a participant or beneficiary of a retirement plan trading on a recordkeeping platform qualified under Section 401(a) of the Internal Revenue Code with respect to that retirement plan.

•
Periodic distributions or systematic withdrawals from a retirement account or qualified plan: Periodic distributions from an individual retirement account (traditional IRA, Roth IRA, SIMPLE IRA, SEP, SARSEP, Coverdell ESA) or a qualified plan1 (401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, 403(b)(7), and 457 Retirement Plans) not subject to a penalty under Section 72(t)(2)(A) of the Internal Revenue Code or a hardship or unforeseen emergency provision in the qualified plan as described in Treas. Reg. §1.401(k)-1(d)(3) and Section 457(d)(1)(A)(iii) of the Internal Revenue Code.

•
Returns of excess contributions due to any regulatory limit: Returns of excess contributions due to any regulatory limit from an individual retirement account (traditional IRA, Roth IRA, SIMPLE IRA, SEP, SARSEP, Coverdell ESA) or a qualified plan1 (401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, 403(b)(7), and 457 Retirement Plans).

•
Distributions by other employee benefit plans: Distributions by other employee benefit plans to pay benefits.

•
Distributions from an account of a redemption resulting from death or disability: Distributions from an account of a redemption resulting from the death or disability (as defined in Section 72(t)(2)(A) of the Internal Revenue Code) of a registered owner or a registered joint owner occurring after the purchase of the shares being redeemed. In the case of accounts established under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act or trust accounts, the waiver applies upon the death of all beneficial owners.

•
Redemptions by certain legacy retirement assets: Redemptions by certain legacy retirement assets that meet the requirements set forth in the SAI.

•
Redemptions in connection with a fund liquidation: Redemptions subsequent to the fund liquidation notice to shareholders.

1 Qualified plans that are fully redeemed at the direction of the plan's fiduciary may be subject to any applicable CDSC or Limited CDSC, unless the redemption is due to the termination of the plan.

Certain existing investors or programs sponsored by certain intermediaries that were eligible for waivers of CDSCs may continue to be eligible for those waivers of CDSCs.

How to buy shares

Through your financial intermediary

Your financial intermediary can handle all the details of purchasing shares, including opening an account. Your financial intermediary may charge you a separate fee for this service.

By exchange

You may also purchase shares by exchanging shares you own in one Fund for shares of the same class of another Fund. To exercise the exchange privilege, contact your financial intermediary. Your financial intermediary may have different account and investment requirements.

Calculating share price

The price you pay for shares will depend on when we receive your purchase order. If your order is received by an authorized agent or us before the close of regular trading on the NYSE (normally 4:00pm Eastern time), you will pay that day's closing Fund share price, which is based on the Fund's NAV. If the NYSE has an unscheduled early close, we will continue to accept your order until that day's scheduled close of the NYSE and you will pay that day's closing Fund share price. If your order is received after the scheduled close of regular trading on the NYSE, you will pay the next Business Day's closing Fund share price. We reserve the right to reject any purchase order.

We determine the NAV per share for each class of a Fund at the close of regular trading on the NYSE on each Business Day (normally 4:00pm Eastern time). A Fund does not calculate its NAV on days the NYSE is closed for trading. If the NYSE has an unscheduled early close, a Fund's closing share price would still be determined as of that day's regularly scheduled close of the NYSE. The NAV per share for each class of a fund is calculated by subtracting the liabilities of each class from its total assets and dividing the resulting number by the number of shares outstanding for that class. We generally price securities and other assets for which market quotations are readily available at their market value. The value of foreign securities may change on days when a shareholder will not be able to purchase or redeem fund shares because foreign markets are open at times and on days when US markets are not. We price fixed income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board. For all other securities, we use methods approved by the Board that are designed to price securities at their fair market values.

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Fair valuation

When the Funds use fair value pricing, they may take into account any factors they deem appropriate. The Funds may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in US futures markets), and/or US sector or broad stock market indices. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The prices of securities used by the Funds to calculate their NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security could be materially different than the value that could be realized upon the sale of that security.

The Funds anticipate using fair value pricing for securities primarily traded on US exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Funds may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Funds value their securities, normally at 4:00pm Eastern time or the close of the NYSE. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Funds may frequently value many foreign equity securities using fair value prices based on third-party vendor modeling tools to the extent available.

The Board has designated the Manager as the valuation designee, and delegated responsibility for valuing the Funds' assets to the Manager and its Pricing Committee, which operates under the policies and procedures approved by the Board and is subject to the Board's oversight. The Manager, as the valuation designee, is responsible for periodically assessing any material risks associated with the determination of the fair value of the Funds' investments; establishing and applying fair value methodologies; testing the appropriateness of fair value methodologies; and overseeing and evaluating third-party pricing vendors and services. The Manager has a Pricing Committee to assist with its designated responsibilities as valuation designee.

Document delivery

To reduce fund expenses, we try to identify related shareholders in a household and send only one copy of a fund's financial reports and prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call the Shareholder Service Center at 800 914-0278. At any time you may view current prospectuses and financial reports on our website.

Inactive accounts

Please note that your account may be required to transfer to the appropriate state if no activity occurs in the account within the time period specified by state law.

How to redeem shares

Under normal circumstances, each Fund typically meets redemption requests through its holdings of cash or cash equivalents, the sale of portfolio assets, and/or its ability to redeem in kind (when applicable).

When you send us a completed request in good order to redeem or exchange shares and the request is received by an authorized agent or us before the close of regular trading on the NYSE (normally 4:00pm Eastern time), you will receive the NAV next determined after we receive your request. If we receive your request after the close of regular trading on the NYSE, you will receive the NAV next determined on the next Business Day. If the NYSE has an unscheduled early close, we will continue to accept your order until that day's scheduled close of the NYSE and you will receive that day's closing Fund share price. We will deduct any applicable CDSCs. You may also have to pay taxes on the proceeds from your sale of shares. If you purchased your shares by check, those shares are subject to a 15-day hold to ensure your check has cleared. Redemption requests for shares still subject to the hold may be rejected with instructions to resubmit at the conclusion of the holding period.

If you are required to pay a CDSC when you redeem your shares, the amount subject to the fee will be based on the shares' NAV when you purchased them or their NAV when you redeem them, whichever is less. This arrangement ensures that you will not pay a CDSC on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a CDSC at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the CDSC formula will be the price you paid for the original shares, not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

Redemption proceeds will be distributed promptly, but not later than seven days after receipt of a redemption request (except as noted above). For direct transactions, redemption proceeds are typically paid the next Business Day after receipt of the redemption request. Redemptions submitted by financial

49

About your account

intermediaries typically settle between one and three Business Days after receipt, depending on the settlement cycle requested by the financial intermediary. Settlement could be extended as a result of various factors, including but not limited to redemption amount or other market conditions. Please see the SAI for additional information.

Through your financial intermediary

Your financial intermediary can handle all the details of redeeming your shares (selling them back to a Fund). Your financial intermediary may charge you a separate fee for this service.

By exchange

You may also sell your shares by exchanging shares you own in one Fund for shares of the same class of another Fund. To exercise the exchange privilege, contact your financial intermediary. Your financial intermediary may have different account and investment requirements.

How to transfer shares

You may transfer your Fund shares only to another financial intermediary. All future trading of these assets must be coordinated by the receiving firm. You may not transfer your Fund shares to a financial intermediary that has not entered into an agreement with the Distributor. In this case, you must either transfer your shares to an account with the Funds' service agent (contact Delaware Investments Fund Services Company at 800 914-0278 for information), or sell your shares and pay any applicable deferred sales charge. Certain shareholder services may not be available for the transferred shares. If you hold Fund shares directly with the Funds' service agent, you may purchase, only through dividend reinvestment, additional shares of only those Funds previously owned before the transfer.

Redemptions-in-kind

The Funds have reserved the right to pay for redemptions with portfolio securities under certain conditions. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions and taxable gains (if such investment was held in a taxable account). Investors bear market risks until securities are sold for cash. See the SAI for more information on redemptions-in-kind.

Low balance accounts

For Class A and Class C shares, if you redeem shares and your account balance falls below a Fund's required account minimum of $1,000 ($250 for IRAs or Uniform Gifts to Minors Act or Uniform Transfers to Minors Act accounts or direct deposit purchase plans or automatic investment plans, and $500 for Coverdell Education Savings Accounts) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum.

For Institutional Class shares, if you redeem shares and your account balance falls below $100, your shares may be redeemed after 60 days' written notice to you.

If your account is not at the minimum for low balance purposes by the required time, you may be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance, or it may be redeemed after 60 days' written notice to you. Any CDSC that would otherwise be applicable will not apply to such a redemption. Under certain circumstances, the account minimums may be waived; please see the SAI.

Certain accounts held in omnibus, advisory, or asset-allocation programs or programs offered by certain intermediaries may be opened below the minimum stated account balance and may maintain balances that are below the minimum stated account balances without incurring a service fee or being subject to involuntary redemption.

If the applicable account falls below the minimum due to market fluctuation, a Fund still reserves the right to liquidate the account.

Investor services

To help make investing with us as easy as possible, and to help you build your investments, we offer the investor services described below. Information about the investor services we offer is available free of charge on the Optimum Funds' website at optimummutualfunds.com, including hyperlinks to relevant information in fund offering documents.

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Systematic withdrawal plan

You can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly.

The CDSC for Class C shares redeemed via a systematic withdrawal plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the systematic withdrawal plan is established, all redemptions under the plan will be subject to the applicable CDSC, including an assessment for previously redeemed amounts under the plan.

Dividend reinvestment plan

Through the dividend reinvestment plan, you can have your distributions reinvested in your existing Fund(s) or in the same share class in another Fund. The shares that you purchase through the dividend reinvestment plan are not subject to a front-end sales charge or a CDSC. Under most circumstances, you may reinvest dividends only into like classes of shares.

Exchanges of shares

You may generally exchange all or part of your shares for shares of the same class of another Fund without paying a front-end sales charge or a CDSC at the time of the exchange. When exchanging Class C shares of one Fund for the same class of shares in other Funds, your new shares will be subject to the same CDSC as the shares you originally purchased. The holding period for the CDSC will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. In certain other circumstances, you may also be permitted to exchange your shares for shares of a different class of the Funds, but such exchange may be subject to a sales charge for the new shares. Please refer to the SAI for more details. You do not pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another Fund so you should be sure to get a copy of the Fund's prospectus and read it carefully before buying shares through an exchange. A Fund may refuse the purchase side of any exchange request, if, in the Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.

Frequent trading of Fund shares (market timing and disruptive trading)

The Funds discourage purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Board has adopted policies and procedures designed to detect, deter, and prevent trading activity detrimental to the Funds and their shareholders, such as market timing and disruptive trading. The Funds will consider anyone who follows a pattern of market timing in any Delaware Fund or the Optimum Fund Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive, rapid, short-term “round trips,” that is, purchases into a fund followed quickly by redemptions out of that fund. A short-term round trip is considered any redemption of fund shares within 20 Business Days of a purchase of that fund's shares. If you make a second such short-term round trip in a fund within 90 rolling calendar days of a previous short-term round trip in that fund, you may be considered a market timer. In determining whether market timing has occurred, the Funds consider short-term round trips to include rapid purchases and sales of Fund shares through the exchange privilege. The Funds reserve the right to consider other trading patterns to be market timing.

Your ability to use the Funds' exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, the Funds will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. The Funds reserve the right to restrict or reject, without prior notice, any purchase order or exchange order for any reason, including any purchase order or exchange order accepted by any shareholder's financial intermediary or in any omnibus-type account. Transactions placed in violation of the Funds' market timing policy are not necessarily deemed accepted by the Funds and may be rejected by a Fund on the next Business Day following receipt by a Fund.

Redemptions will continue to be permitted in accordance with the Funds' then-current Prospectus. A redemption of shares under these circumstances could be costly to a shareholder if, for example, the shares have declined in value, the shareholder recently paid a front-end sales charge, the shares are subject to a CDSC, or the sale results in adverse tax consequences. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Fund shares and avoid frequent trading in Fund shares.

Each Fund reserves the right to modify this policy at any time without notice, including modifications to a Fund's monitoring procedures and the procedures to close accounts to new purchases. Although the implementation of this policy involves certain judgments that are inherently subjective and may be selectively applied, the Funds seek to make judgments and applications that are consistent with the interests of each Fund's shareholders. While the Funds

51

About your account

will take actions designed to detect and prevent market timing, there can be no assurance that such trading activity will be completely eliminated. Moreover, a Fund's market timing policy does not require it to take action in response to frequent trading activity. If a Fund elects not to take any action in response to frequent trading, such frequent trading activity could continue.

Risks of market timing

By realizing profits through short-term trading, shareholders who engage in rapid purchases and sales or exchanges of the Funds' shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Fund's shares may also force a Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. This could adversely affect a Fund's performance, if, for example, a Fund incurs increased brokerage costs and realization of taxable capital gains without attaining any investment advantage.

Any fund may be subject to disruptive trading activity. However, a fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a fund calculates its NAV (normally 4:00pm Eastern time or the close of the NYSE). Developments that occur between the closing of the foreign market and a fund's NAV calculation may affect the value of these foreign securities. The time-zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in fund share prices that are based on closing prices of foreign securities established some time before a fund calculates its own share price.

Any fund that invests in securities that are thinly traded, traded infrequently, or relatively illiquid has the risk that the securities prices used to calculate the fund's NAV may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Funds that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small-cap securities, technology, and other specific industry sector securities, and in certain fixed income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

Transaction monitoring procedures

Each Fund, through its transfer agent, maintains surveillance procedures designed to detect excessive or short-term trading in Fund shares. This monitoring process involves several factors, which include scrutinizing transactions in Fund shares for violations of the Funds' market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Funds may consider trading activity by multiple accounts under common ownership, control, or influence to be trading by a single entity. Trading activity identified by these factors, or as a result of any other available information, will be evaluated to determine whether such activity might constitute market timing. These procedures may be modified from time to time to help improve the detection of excessive or short-term trading or to address other concerns. Such changes may be necessary or appropriate, for example, to deal with issues specific to certain retirement plans; plan exchange limits; US Department of Labor regulations; certain automated or pre-established exchange, asset allocation, or dollar-cost-averaging programs; or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain broker/dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Funds attempt to have financial intermediaries apply the Funds' monitoring procedures to these omnibus accounts and to the individual participants in such accounts. However, the Funds' ability to detect frequent trading activities by investors that hold shares through financial intermediaries may be limited by the ability and/or willingness of such intermediaries to monitor for these activities. To the extent that a financial intermediary is not able or willing to monitor or enforce the Funds' frequent trading policy with respect to an omnibus account, the Funds' transfer agent may work with certain intermediaries (such as investment dealers holding shareholder accounts in street name, retirement plan recordkeepers, insurance company separate accounts, and bank trust companies) to apply their own procedures, provided that the Funds' transfer agent believes the intermediary's procedures are reasonably designed to enforce the Funds' frequent trading policies. You should refer to disclosures provided by the intermediaries with which you have an account to determine the specific trading restrictions that apply to you. If the Funds' transfer agent identifies any activity that may constitute frequent trading, it reserves the right to contact the intermediary and request that the intermediary either provide information regarding an account owner's transactions or restrict the account owner's trading. There is no assurance that the information received by the Funds from a financial intermediary will be sufficient to effectively detect or deter excessive trading in omnibus accounts. If the Funds' transfer agent is not satisfied that the intermediary has taken appropriate action, the transfer agent may terminate the intermediary's ability to transact in Fund shares, or restrict individual trading activity as applicable.

Limitations on ability to detect and curtail market timing

Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Funds and their agents to detect market timing in Fund shares, there is no guarantee that the Funds will be able to identify these shareholders or curtail their trading

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practices. In particular, the Funds may not be able to detect market timing attributable to a particular investor who effects purchase, redemption, and/or exchange activity in Fund shares through omnibus accounts. The difficulty of detecting market timing may be further compounded if these entities utilize multiple tiers or omnibus accounts.

Dividends, distributions, and taxes

Dividends and distributions

Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. Each Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends annually. Each Fund will distribute net realized capital gains, if any, at least annually, usually in December. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.

Annual statements

Each year, the Funds will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state, and local tax returns. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. Prior to issuing your statement, the Funds make every effort to reduce the number of corrected forms mailed to you. However, if a Fund finds it necessary to reclassify its distributions or adjust the cost basis of any covered shares (defined below) sold or exchanged after you receive your tax statement, the Fund will send you a corrected Form 1099.

Avoid “buying a dividend”

At the time you purchase your Fund shares, a Fund's NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in a Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

Tax considerations

Fund distributions. Each Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends reported by a Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met.

The use of derivatives by a Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. Additionally, other rules applicable to derivative contracts may accelerate the recognition of income or gains to a Fund, defer losses to a Fund und, and cause adjustments in the holding periods of a Fund's securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders.

If a Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit.

Sale or redemption of Fund shares. A sale or redemption of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized. For tax purposes, an exchange of your Fund shares for shares of a different Delaware Fund is the same as a sale. The Funds are required to report to you and the Internal Revenue Service (IRS) annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also the cost basis of Fund shares you sell or redeem that were purchased or acquired on or after January 1, 2012 (“covered shares”). Cost basis will be calculated using the Funds' default method, unless you instruct a Fund to use a different calculation method. Shareholders should carefully review the cost basis information provided by the Funds and make any additional basis, holding period, or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held by your investment representative (financial intermediary or other broker), please contact that representative with respect to reporting of cost basis and available elections for your account. Tax-advantaged retirement accounts will not be affected. Additional tax information is on the Optimum Funds website at optimummutualfunds.com as the information becomes available.

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About your account

Medicare tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of US individuals, estates, and trusts to the extent that such person's “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Backup withholding. By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.

State and local taxes. Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes.

Non-US investors. Non-US investors may be subject to US withholding tax at a 30% or lower treaty rate and US estate tax and are subject to special US tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from US withholding tax are provided for certain capital gain dividends paid by a Fund from net long-term capital gains, if any, interest-related dividends paid by a Fund from its qualified net interest income from US sources and short-term capital gain dividends, if such amounts are reported by a Fund. However, notwithstanding such exemptions from US withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a US person.

Other reporting and withholding requirements. Under the Foreign Account Tax Compliance Act (FATCA), a Fund will be required to withhold a 30% tax on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or nonfinancial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the US Department of the Treasury of US-owned foreign investment accounts. After December 31, 2018, FATCA withholding would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). A Fund may disclose the information that it receives from its shareholders to the IRS, non-US taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

This discussion of “Dividends, distributions, and taxes” is not intended or written to be used as tax advice. Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund.

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Financial highlights

The financial highlights tables are intended to help you understand each Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in each Fund (assuming reinvestment of all dividends and distributions). The information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Funds' financial statements, is included in the Funds' annual report, which is available upon request by calling 800 914-0278.

Optimum Large Cap Growth Fund

	Year ended
Class A shares	3/31/23	3/31/22		3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$19.88	$22.49		$15.51	$16.70	$17.22
Income (loss) from investment operations:
Net investment loss[1]	(0.07)	(0.19)		(0.14)	(0.07)	(0.03)
Net realized and unrealized gain (loss)	(2.93)	1.26		9.03	(0.53)	1.82
Total from investment operations	(3.00)	1.07		8.89	(0.60)	1.79
Less dividends and distributions from:
Net realized gain	(0.79)	(3.68)		(1.91)	(0.59)	(2.31)
Total dividends and distributions	(0.79)	(3.68)		(1.91)	(0.59)	(2.31)
Net asset value, end of period	$16.09	$19.88		$22.49	$15.51	$16.70
Total return[2]	(14.76%) [3]	2.49%	[3]	57.75%	(4.03% )	11.60%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$49,563	$23,861		$27,906	$22,363	$29,605
Ratio of expenses to average net assets[4]	1.17%	1.22%		1.23%	1.24%	1.25%
Ratio of expenses to average net assets prior to fees waived[4]	1.25%	1.22%		1.23%	1.24%	1.25%
Ratio of net investment loss to average net assets	(0.43% )	(0.80%	)	(0.65% )	(0.38% )	(0.19% )
Ratio of net investment loss to average net assets prior to fees waived	(0.51% )	(0.80%	)	(0.65% )	(0.38% )	(0.19% )
Portfolio turnover	90% [5]	25%		27%	29%	25%

[1]	Calculated using average shares outstanding.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[5]

As a result of American Century Management, Inc. and Los Angeles Capital Management LLC replacing T. Rowe Price and ClearBridge Investments, LLC, respectively, as the sub-advisors to Optimum Large Cap Growth Fund during the Fund's fiscal year ending March 31, 2023, the Fund's portfolio turnover rate increased during the year ended March 31, 2023.

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Financial highlights

Optimum Large Cap Growth Fund

	Year ended
Class C shares	3/31/23	3/31/22		3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$14.77	$17.63		$12.52	$13.68	$14.62
Income (loss) from investment operations:
Net investment loss[1]	(0.14)	(0.28)		(0.24)	(0.16)	(0.14)
Net realized and unrealized gain (loss)	(2.20)	1.10		7.26	(0.41)	1.51
Total from investment operations	(2.34)	0.82		7.02	(0.57)	1.37
Less dividends and distributions from:
Net realized gain	(0.79)	(3.68)		(1.91)	(0.59)	(2.31)
Total dividends and distributions	(0.79)	(3.68)		(1.91)	(0.59)	(2.31)
Net asset value, end of period	$11.64	$14.77		$17.63	$12.52	$13.68
Total return[2]	(15.41%) [3]	1.72%	[3]	56.56%	(4.71% )	10.74%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$6,568	$65,193		$79,209	$63,237	$83,010
Ratio of expenses to average net assets[4]	1.92%	1.97%		1.98%	1.99%	2.00%
Ratio of expenses to average net assets prior to fees waived[4]	2.00%	1.97%		1.98%	1.99%	2.00%
Ratio of net investment loss to average net assets	(1.18% )	(1.55%	)	(1.40% )	(1.13% )	(0.94% )
Ratio of net investment loss to average net assets prior to fees waived	(1.26% )	(1.55%	)	(1.40% )	(1.13% )	(0.94% )
Portfolio turnover	90% [5]	25%		27%	29%	25%

[1]	Calculated using average shares outstanding.
[2]

lTotal return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[5]

As a result of American Century Management, Inc. and Los Angeles Capital Management LLC replacing T. Rowe Price and ClearBridge Investments, LLC, respectively, as the sub-advisors to Optimum Large Cap Growth Fund during the Fund's fiscal year ending March 31, 2023, the Fund's portfolio turnover rate increased during the year ended March 31, 2023.

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Optimum Large Cap Growth Fund

	Year ended
Institutional Class shares	3/31/23	3/31/22		3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$22.30	$24.79		$16.93	$18.13	$18.46
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.03)	(0.14)		(0.09)	(0.02)	0.01
Net realized and unrealized gain (loss)	(3.29)	1.33		9.86	(0.59)	1.97
Total from investment operations	(3.32)	1.19		9.77	(0.61)	1.98
Less dividends and distributions from:
Net realized gain	(0.79)	(3.68)		(1.91)	(0.59)	(2.31)
Total dividends and distributions	(0.79)	(3.68)		(1.91)	(0.59)	(2.31)
Net asset value, end of period	$18.19	$22.30		$24.79	$16.93	$18.13
Total return[2]	(14.59%) [3]	2.75%	[3]	58.11%	(3.77% )	11.86%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,723,266	$1,898,357		$1,824,739	$1,392,797	$1,563,552
Ratio of expenses to average net assets[4]	0.92%	0.97%		0.98%	0.99%	1.00%
Ratio of expenses to average net assets prior to fees waived[4]	1.00%	0.97%		0.98%	0.99%	1.00%
Ratio of net investment income (loss) to average net assets	(0.18% )	(0.55%	)	(0.40% )	(0.13% )	0.06%
Ratio of net investment income (loss) to average net assets prior to fees waived	(0.26% )	(0.55%	)	(0.40% )	(0.13% )	0.06%
Portfolio turnover	90% [5]	25%		27%	29%	25%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[5]

As a result of American Century Management, Inc. and Los Angeles Capital Management LLC replacing T. Rowe Price and ClearBridge Investments, LLC, respectively, as the sub-advisors to Optimum Large Cap Growth Fund during the Fund's fiscal year ending March 31, 2023, the Fund's portfolio turnover rate increased during the year ended March 31, 2023.

57

Financial highlights

Optimum Large Cap Value Fund

	Year ended
Class A shares	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$20.72	$19.72	$13.22	$15.83	$15.89
Income (loss) from investment operations:
Net investment income[1]	0.21	0.16	0.17	0.20	0.19
Net realized and unrealized gain (loss)	(1.35)	2.37	6.52	(2.37)	0.38
Total from investment operations	(1.14)	2.53	6.69	(2.17)	0.57
Less dividends and distributions from:
Net investment income	(0.22)	(0.23)	(0.10)	(0.20)	(0.18)
Net realized gain	(0.94)	(1.30)	(0.09)	(0.24)	(0.45)
Total dividends and distributions	(1.16)	(1.53)	(0.19)	(0.44)	(0.63)
Net asset value, end of period	$18.42	$20.72	$19.72	$13.22	$15.83
Total return[2]	(5.61%) [3]	12.91%	50.73%	(14.37% )	3.79%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$51,404	$23,414	$23,730	$17,123	$23,742
Ratio of expenses to average net assets[4]	1.17%	1.18%	1.19%	1.20%	1.20%
Ratio of expenses to average net assets prior to fees waived[4]	1.17%	1.18%	1.19%	1.20%	1.20%
Ratio of net investment income to average net assets	1.12%	0.76%	1.04%	1.19%	1.23%
Ratio of net investment income to average net assets prior to fees waived	1.12%	0.76%	1.04%	1.19%	1.23%
Portfolio turnover	22%	9%	20%	23%	22%

[1]	Calculated using average shares outstanding.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

58

Optimum Large Cap Value Fund

	Year ended
Class C shares	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$20.41	$19.44	$13.06	$15.65	$15.69
Income (loss) from investment operations:
Net investment income[1]	0.07	—	0.05	0.07	0.07
Net realized and unrealized gain (loss)	(1.35)	2.34	6.42	(2.35)	0.38
Total from investment operations	(1.28)	2.34	6.47	(2.28)	0.45
Less dividends and distributions from:
Net investment income	—	(0.07)	—	(0.07)	(0.04)
Net realized gain	(0.94)	(1.30)	(0.09)	(0.24)	(0.45)
Total dividends and distributions	(0.94)	(1.37)	(0.09)	(0.31)	(0.49)
Net asset value, end of period	$18.19	$20.41	$19.44	$13.06	$15.65
Total return[2]	(6.37%) [3]	12.07%	49.61%	(15.04% )	3.05%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$6,301	$64,602	$69,778	$50,036	$69,415
Ratio of expenses to average net assets[4]	1.92%	1.93%	1.94%	1.95%	1.95%
Ratio of expenses to average net assets prior to fees waived[4]	1.92%	1.93%	1.94%	1.95%	1.95%
Ratio of net investment income to average net assets	0.37%	0.01%	0.29%	0.44%	0.48%
Ratio of net investment income to average net assets prior to fees waived	0.37%	0.01%	0.29%	0.44%	0.48%
Portfolio turnover	22%	9%	20%	23%	22%

[1]	Calculated using average shares outstanding.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

59

Financial highlights

Optimum Large Cap Value Fund

	Year ended
Institutional Class shares	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$20.78	$19.77	$13.25	$15.87	$15.93
Income (loss) from investment operations:
Net investment income[1]	0.26	0.21	0.21	0.24	0.23
Net realized and unrealized gain (loss)	(1.36)	2.39	6.54	(2.38)	0.38
Total from investment operations	(1.10)	2.60	6.75	(2.14)	0.61
Less dividends and distributions from:
Net investment income	(0.24)	(0.29)	(0.14)	(0.24)	(0.22)
Net realized gain	(0.94)	(1.30)	(0.09)	(0.24)	(0.45)
Total dividends and distributions	(1.18)	(1.59)	(0.23)	(0.48)	(0.67)
Net asset value, end of period	$18.50	$20.78	$19.77	$13.25	$15.87
Total return[2]	(5.40%) [3]	13.22%	51.11%	(14.19% )	4.08%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,977,903	$1,988,380	$1,724,882	$1,217,465	$1,474,723
Ratio of expenses to average net assets[4]	0.92%	0.93%	0.94%	0.95%	0.95%
Ratio of expenses to average net assets prior to fees waived[4]	0.92%	0.93%	0.94%	0.95%	0.95%
Ratio of net investment income to average net assets	1.37%	1.01%	1.29%	1.44%	1.48%
Ratio of net investment income to average net assets prior to fees waived	1.37%	1.01%	1.29%	1.44%	1.48%
Portfolio turnover	22%	9%	20%	23%	22%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

60

Optimum Small-Mid Cap Growth Fund

	Year ended
Class A shares	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$12.29	$18.05	$10.17	$13.43	$15.51
Income (loss) from investment operations:
Net investment loss[1]	(0.11)	(0.20)	(0.18)	(0.15)	(0.17)
Net realized and unrealized gain (loss)	(1.53)	(0.15)	10.98	(1.77)	1.20
Total from investment operations	(1.64)	(0.35)	10.80	(1.92)	1.03
Less dividends and distributions from:
Net realized gain	(0.97)	(5.41)	(2.92)	(1.34)	(3.11)
Total dividends and distributions	(0.97)	(5.41)	(2.92)	(1.34)	(3.11)
Net asset value, end of period	$9.68	$12.29	$18.05	$10.17	$13.43
Total return[2]	(13.08% )	(5.76% )	109.54%	(16.32% )	8.69%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$8,144	$3,864	$5,016	$3,241	$4,788
Ratio of expenses to average net assets[3]	1.54%	1.56%	1.56%	1.54%	1.54%
Ratio of expenses to average net assets prior to fees waived[3]	1.61%	1.57%	1.58%	1.63%	1.65%
Ratio of net investment loss to average net assets	(1.14% )	(1.19% )	(1.18% )	(1.11% )	(1.11% )
Ratio of net investment loss to average net assets prior to fees waived	(1.21% )	(1.20% )	(1.20% )	(1.20% )	(1.22% )
Portfolio turnover	114%	98%	111%	93%	82%

[1]	Calculated using average shares outstanding.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

[3]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

61

Financial highlights

Optimum Small-Mid Cap Growth Fund

	Year ended
Class C shares	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$7.85	$13.43	$8.02	$10.94	$13.32
Income (loss) from investment operations:
Net investment loss[1]	(0.13)	(0.23)	(0.23)	(0.20)	(0.24)
Net realized and unrealized gain (loss)	(0.98)	0.06	8.56	(1.38)	0.97
Total from investment operations	(1.11)	(0.17)	8.33	(1.58)	0.73
Less dividends and distributions from:
Net realized gain	(0.97)	(5.41)	(2.92)	(1.34)	(3.11)
Total dividends and distributions	(0.97)	(5.41)	(2.92)	(1.34)	(3.11)
Net asset value, end of period	$5.77	$7.85	$13.43	$8.02	$10.94
Total return[2]	(13.76% )	(6.51% )	108.02%	(16.95% )	7.81%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,132	$10,474	$14,372	$9,353	$13,510
Ratio of expenses to average net assets[3]	2.29%	2.31%	2.31%	2.29%	2.29%
Ratio of expenses to average net assets prior to fees waived[3]	2.36%	2.32%	2.33%	2.38%	2.40%
Ratio of net investment loss to average net assets	(1.89% )	(1.94% )	(1.93% )	(1.86% )	(1.86% )
Ratio of net investment loss to average net assets prior to fees waived	(1.96% )	(1.95% )	(1.95% )	(1.95% )	(1.97% )
Portfolio turnover	114%	98%	111%	93%	82%

[1]	Calculated using average shares outstanding.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

[3]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

62

Optimum Small-Mid Cap Growth Fund

	Year ended
Institutional Class shares	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$14.52	$20.37	$11.25	$14.69	$16.63
Income (loss) from investment operations:
Net investment loss[1]	(0.11)	(0.18)	(0.16)	(0.12)	(0.14)
Net realized and unrealized gain (loss)	(1.79)	(0.26)	12.20	(1.98)	1.31
Total from investment operations	(1.90)	(0.44)	12.04	(2.10)	1.17
Less dividends and distributions from:
Net realized gain	(0.97)	(5.41)	(2.92)	(1.34)	(3.11)
Total dividends and distributions	(0.97)	(5.41)	(2.92)	(1.34)	(3.11)
Net asset value, end of period	$11.65	$14.52	$20.37	$11.25	$14.69
Total return[2]	(12.86% )	(5.54% )	110.06%	(16.14% )	8.97%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$492,252	$732,235	$737,128	$406,140	$494,476
Ratio of expenses to average net assets[3]	1.29%	1.31%	1.31%	1.29%	1.29%
Ratio of expenses to average net assets prior to fees waived[3]	1.36%	1.32%	1.33%	1.38%	1.40%
Ratio of net investment loss to average net assets	(0.89% )	(0.94% )	(0.93% )	(0.86% )	(0.86% )
Ratio of net investment loss to average net assets prior to fees waived	(0.96% )	(0.95% )	(0.95% )	(0.95% )	(0.97% )
Portfolio turnover	114%	98%	111%	93%	82%

[1]	Calculated using average shares outstanding.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.

[3]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

63

Financial highlights

Optimum Small-Mid Cap Value Fund

	Year ended
Class A shares	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$14.90	$14.93	$8.36	$12.14	$13.66
Income (loss) from investment operations:
Net investment income (loss)[1]	0.14	(0.04)	0.19	0.10	0.11
Net realized and unrealized gain (loss)	(1.95)	1.01	6.92	(3.50)	(0.69)
Total from investment operations	(1.81)	0.97	7.11	(3.40)	(0.58)
Less dividends and distributions from:
Net investment income	(0.12)	(0.12)	(0.09)	(0.11)	(0.06)
Net realized gain	(1.04)	(0.88)	(0.45)	(0.27)	(0.88)
Total dividends and distributions	(1.16)	(1.00)	(0.54)	(0.38)	(0.94)
Net asset value, end of period	$11.93	$14.90	$14.93	$8.36	$12.14
Total return[2]	(12.44% )	6.45%	86.21%	(29.10% )	(3.83% )
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$6,852	$3,328	$3,765	$1,970	$3,266
Ratio of expenses to average net assets[3]	1.44%	1.46%	1.49%	1.47%	1.46%
Ratio of expenses to average net assets prior to fees waived[3]	1.48%	1.46%	1.50%	1.52%	1.54%
Ratio of net investment income (loss) to average net assets	1.07%	(0.26% )	1.65%	0.79%	0.87%
Ratio of net investment income (loss) to average net assets prior to fees waived	1.03%	(0.26% )	1.64%	0.74%	0.79%
Portfolio turnover	17%	17%	85% [4]	33%	32%

[1]	Calculated using average shares outstanding.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

[3]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[4]

As a result of Cardinal Capital Management LLC replacing Westwood Management Corp. as one of the sub-advisors to Optimum Small-Mid Cap Value Fund during the Fund's fiscal year ending March 31, 2021, the Fund's portfolio turnover rate increased during the year ended March 31, 2021.

64

Optimum Small-Mid Cap Value Fund

	Year ended
Class C shares	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$12.62	$12.78	$7.22	$10.54	$12.01
Income (loss) from investment operations:
Net investment income (loss)[1]	0.04	(0.13)	0.09	— [2]	0.01
Net realized and unrealized gain (loss)	(1.66)	0.87	5.94	(3.02)	(0.60)
Total from investment operations	(1.62)	0.74	6.03	(3.02)	(0.59)
Less dividends and distributions from:
Net investment income	—	(0.02)	(0.02)	(0.03)	—
Net realized gain	(1.04)	(0.88)	(0.45)	(0.27)	(0.88)
Total dividends and distributions	(1.04)	(0.90)	(0.47)	(0.30)	(0.88)
Net asset value, end of period	$9.96	$12.62	$12.78	$7.22	$10.54
Total return[3]	(13.13% )	5.70%	84.75%	(29.65% )	(4.50% )
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$939	$9,318	$11,354	$6,042	$9,508
Ratio of expenses to average net assets[4]	2.19%	2.21%	2.24%	2.22%	2.21%
Ratio of expenses to average net assets prior to fees waived[4]	2.23%	2.21%	2.25%	2.27%	2.29%
Ratio of net investment income (loss) to average net assets	0.32%	(1.01% )	0.90%	0.04%	0.12%
Ratio of net investment income (loss) to average net assets prior to fees waived	0.28%	(1.01% )	0.89%	(0.01% )	0.04%
Portfolio turnover	17%	17%	85% [5]	33%	32%

[1]	Calculated using average shares outstanding.
[2]	Amount is less than $0.005 per share.
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[5]

As a result of Cardinal Capital Management LLC replacing Westwood Management Corp. as one of the sub-advisors to Optimum Small-Mid Cap Value Fund during the Fund's fiscal year ending March 31, 2021, the Fund's portfolio turnover rate increased during the year ended March 31, 2021.

65

Financial highlights

Optimum Small-Mid Cap Value Fund

	Year ended
Institutional Class shares	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$15.98	$15.94	$8.90	$12.90	$14.45
Income (loss) from investment operations:
Net investment income[1]	0.19	—	0.23	0.14	0.16
Net realized and unrealized gain (loss)	(2.10)	1.08	7.37	(3.73)	(0.73)
Total from investment operations	(1.91)	1.08	7.60	(3.59)	(0.57)
Less dividends and distributions from:
Net investment income	(0.13)	(0.16)	(0.11)	(0.14)	(0.10)
Net realized gain	(1.04)	(0.88)	(0.45)	(0.27)	(0.88)
Total dividends and distributions	(1.17)	(1.04)	(0.56)	(0.41)	(0.98)
Net asset value, end of period	$12.90	$15.98	$15.94	$8.90	$12.90
Total return[2]	(12.19% )	6.74%	86.63%	(28.92% )	(3.55% )
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$603,755	$779,594	$701,597	$366,656	$506,814
Ratio of expenses to average net assets[3]	1.19%	1.21%	1.24%	1.22%	1.21%
Ratio of expenses to average net assets prior to fees waived[3]	1.23%	1.21%	1.25%	1.27%	1.29%
Ratio of net investment income (loss) to average net assets	1.32%	(0.01% )	1.90%	1.04%	1.12%
Ratio of net investment income (loss) to average net assets prior to fees waived	1.28%	(0.01% )	1.89%	0.99%	1.04%
Portfolio turnover	17%	17%	85% [4]	33%	32%

[1]	Calculated using average shares outstanding.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.

[3]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[4]

As a result of Cardinal Capital Management LLC replacing Westwood Management Corp. as one of the sub-advisors to Optimum Small-Mid Cap Value Fund during the Fund's fiscal year ending March 31, 2021, the Fund's portfolio turnover rate increased during the year ended March 31, 2021.

66

Optimum International Fund

	Year ended
Class A shares	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$12.33	$15.40	$9.93	$12.59	$14.42
Income (loss) from investment operations:
Net investment income[1]	0.25	0.22	0.16	0.20	0.17
Net realized and unrealized gain (loss)	(1.19)	(1.20)	5.59	(2.61)	(1.00)
Total from investment operations	(0.94)	(0.98)	5.75	(2.41)	(0.83)
Less dividends and distributions from:
Net investment income	(0.31)	(0.27)	(0.12)	(0.21)	(0.18)
Net realized gain	—	(1.82)	(0.16)	(0.04)	(0.82)
Total dividends and distributions	(0.31)	(2.09)	(0.28)	(0.25)	(1.00)
Net asset value, end of period	$11.08	$12.33	$15.40	$9.93	$12.59
Total return[2]	(7.49%) [3]	(7.55%) [3]	58.20% [3]	(19.62%) [3]	(5.33% )
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$14,663	$6,071	$7,494	$5,121	$7,275
Ratio of expenses to average net assets[4]	1.31%	1.34%	1.34%	1.37%	1.37%
Ratio of expenses to average net assets prior to fees waived[4]	1.38%	1.36%	1.35%	1.39%	1.37%
Ratio of net investment income to average net assets	2.37%	1.46%	1.21%	1.62%	1.30%
Ratio of net investment income to average net assets prior to fees waived	2.30%	1.44%	1.20%	1.60%	1.30%
Portfolio turnover	54%	106%	71%	51%	63%

[1]	Calculated using average shares outstanding.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

67

Financial highlights

Optimum International Fund

	Year ended
Class C shares	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$11.96	$14.98	$9.68	$12.27	$14.06
Income (loss) from investment operations:
Net investment income[1]	0.17	0.10	0.06	0.11	0.07
Net realized and unrealized gain (loss)	(1.15)	(1.15)	5.43	(2.54)	(0.98)
Total from investment operations	(0.98)	(1.05)	5.49	(2.43)	(0.91)
Less dividends and distributions from:
Net investment income	—	(0.15)	(0.03)	(0.12)	(0.06)
Net realized gain	—	(1.82)	(0.16)	(0.04)	(0.82)
Total dividends and distributions	—	(1.97)	(0.19)	(0.16)	(0.88)
Net asset value, end of period	$10.98	$11.96	$14.98	$9.68	$12.27
Total return[2]	(8.19%) [3]	(8.21%) [3]	56.92% [3]	(20.16%) [3]	(6.07% )
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,598	$17,442	$22,367	$15,138	$21,763
Ratio of expenses to average net assets[4]	2.06%	2.09%	2.09%	2.12%	2.12%
Ratio of expenses to average net assets prior to fees waived[4]	2.13%	2.11%	2.10%	2.14%	2.12%
Ratio of net investment income to average net assets	1.62%	0.71%	0.46%	0.87%	0.55%
Ratio of net investment income to average net assets prior to fees waived	1.55%	0.69%	0.45%	0.85%	0.55%
Portfolio turnover	54%	106%	71%	51%	63%

[1]	Calculated using average shares outstanding.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

68

Optimum International Fund

	Year ended
Institutional Class shares	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$12.44	$15.52	$10.00	$12.68	$14.52
Income (loss) from investment operations:
Net investment income[1]	0.28	0.26	0.19	0.24	0.21
Net realized and unrealized gain (loss)	(1.20)	(1.21)	5.64	(2.63)	(1.02)
Total from investment operations	(0.92)	(0.95)	5.83	(2.39)	(0.81)
Less dividends and distributions from:
Net investment income	(0.32)	(0.31)	(0.15)	(0.25)	(0.21)
Net realized gain	—	(1.82)	(0.16)	(0.04)	(0.82)
Total dividends and distributions	(0.32)	(2.13)	(0.31)	(0.29)	(1.03)
Net asset value, end of period	$11.20	$12.44	$15.52	$10.00	$12.68
Total return[2]	(7.24%) [3]	(7.31%) [3]	58.64% [3]	(19.44%) [3]	(5.09% )
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$591,159	$903,987	$901,797	$406,933	$524,925
Ratio of expenses to average net assets[4]	1.06%	1.09%	1.09%	1.12%	1.12%
Ratio of expenses to average net assets prior to fees waived[4]	1.13%	1.11%	1.10%	1.14%	1.12%
Ratio of net investment income to average net assets	2.62%	1.71%	1.46%	1.87%	1.55%
Ratio of net investment income to average net assets prior to fees waived	2.55%	1.69%	1.45%	1.85%	1.55%
Portfolio turnover	54%	106%	71%	51%	63%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

69

Financial highlights

Optimum Fixed Income Fund

	Year ended
Class A shares	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$9.04	$9.70	$9.67	$9.46	$9.35
Income (loss) from investment operations:
Net investment income[1]	0.20	0.14	0.15	0.21	0.23
Net realized and unrealized gain (loss)	(0.76)	(0.61)	0.37	0.29	0.08
Total from investment operations	(0.56)	(0.47)	0.52	0.50	0.31
Less dividends and distributions from:
Net investment income	(0.26)	(0.15)	(0.15)	(0.23)	(0.20)
Net realized gain	— [2]	(0.04)	(0.34)	(0.06)	—
Total dividends and distributions	(0.26)	(0.19)	(0.49)	(0.29)	(0.20)
Net asset value, end of period	$8.22	$9.04	$9.70	$9.67	$9.46
Total return[3]	(6.10% )	(4.99% )	5.21%	5.24% [4]	3.37%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$58,498	$21,244	$24,142	$24,827	$26,613
Ratio of expenses to average net assets[5]	1.06%	1.05%	1.06%	1.07%	1.08%
Ratio of net investment income to average net assets	2.42%	1.40%	1.52%	2.11%	2.43%
Portfolio turnover	254%	219% [6]	217% [6]	361% [6]	453%

[1]	Calculated using average shares outstanding.
[2]	Amount is less than $(0.005) per share.
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

[4]	General Motors term loan litigation were included in total return. If excluded, the impact on the total return would be 0.04% lower.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[6]	The Fund accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.

70

Optimum Fixed Income Fund

	Year ended
Class C shares	3/31/23		3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$9.05		$9.69	$9.67	$9.45	$9.34
Income (loss) from investment operations:
Net investment income[1]	0.14		0.06	0.08	0.13	0.16
Net realized and unrealized gain (loss)	(0.77)		(0.59)	0.35	0.30	0.07
Total from investment operations	(0.63)		(0.53)	0.43	0.43	0.23
Less dividends and distributions from:
Net investment income	—		(0.07)	(0.07)	(0.15)	(0.12)
Net realized gain	—	[2]	(0.04)	(0.34)	(0.06)	—
Total dividends and distributions	—		(0.11)	(0.41)	(0.21)	(0.12)
Net asset value, end of period	$8.42		$9.05	$9.69	$9.67	$9.45
Total return[3]	(6.94%	)	(5.55% )	4.30%	4.55% [4]	2.52%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$5,048		$71,985	$85,821	$85,853	$92,295
Ratio of expenses to average net assets[5]	1.81%		1.80%	1.81%	1.82%	1.83%
Ratio of net investment income to average net assets	1.67%		0.65%	0.77%	1.36%	1.68%
Portfolio turnover	254%		219% [6]	217% [6]	361% [6]	453%

[1]	Calculated using average shares outstanding.
[2]	Amount is less than $(0.005) per share.
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

[4]	General Motors term loan litigation were included in total return. If excluded, the impact on the total return would be 0.04% lower.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[6]	The Fund accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.

71

Financial highlights

Optimum Fixed Income Fund

	Year ended
Institutional Class shares	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$9.03	$9.68	$9.66	$9.45	$9.34
Income (loss) from investment operations:
Net investment income[1]	0.22	0.16	0.18	0.23	0.25
Net realized and unrealized gain (loss)	(0.76)	(0.59)	0.36	0.29	0.08
Total from investment operations	(0.54)	(0.43)	0.54	0.52	0.33
Less dividends and distributions from:
Net investment income	(0.27)	(0.18)	(0.18)	(0.25)	(0.22)
Net realized gain	— [2]	(0.04)	(0.34)	(0.06)	—
Total dividends and distributions	(0.27)	(0.22)	(0.52)	(0.31)	(0.22)
Net asset value, end of period	$8.22	$9.03	$9.68	$9.66	$9.45
Total return[3]	(5.91% )	(4.65% )	5.37%	5.52% [4]	3.65%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,372,746	$2,749,495	$2,725,281	$2,378,904	$2,249,912
Ratio of expenses to average net assets[5]	0.81%	0.80%	0.81%	0.82%	0.83%
Ratio of net investment income to average net assets	2.67%	1.65%	1.77%	2.36%	2.68%
Portfolio turnover	254%	219% [6]	217% [6]	361% [6]	453%

[1]	Calculated using average shares outstanding.
[2]	Amount is less than $(0.005) per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	General Motors term loan litigation were included in total return. If excluded, the impact on the total return would be 0.04% lower.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[6]	The Fund accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.

72

How to read the financial highlights

Net investment income (loss)
Net investment income (loss) includes dividend and interest income earned from a fund's investments; it is calculated after expenses have been deducted.

Net realized and unrealized gain (loss) on investments
A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under “Less dividends and distributions from: Net realized gain on investments.” Realized and unrealized gain (loss) on foreign currencies represent changes in the US dollar value of assets (including investments) and liabilities denominated in foreign currencies as a result of changes in foreign currency exchange rates.

Net asset value (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

Total return
This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers, exclude front-end sales charges and contingent deferred sales charges, and assume the shareholder has reinvested all dividends and realized gains.

Net assets
Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of the fund.

Ratio of expenses to average net assets
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

Ratio of net investment income (loss) to average net assets
We determine this ratio by dividing net investment income (loss) by average net assets.

Portfolio turnover
This figure tells you the amount of trading activity in a fund's portfolio. A turnover rate of 100% would occur if, for example, a fund bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains.

73

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Additional information

Contact information

•
Website: optimummutualfunds.com

•
For Fund performance information and literature, call the Shareholder Service Center at 800 914-0278 (representatives available weekdays from 8:30am to 6:00pm Eastern time)

77

Additional information about the Funds' investments is available in their annual and semiannual shareholder reports. In the Funds' annual shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the period covered by the report. You can find more information about the Funds in their current SAI, which is filed electronically with the SEC, and which is legally a part of this Prospectus (it is incorporated by reference). To receive a free copy of the SAI, or the annual or semiannual reports, or if you have any questions about investing in the Funds, please contact your participating securities dealer or other financial intermediary. If you hold Fund shares directly with the Funds' service agent, call toll-free 800 914-0278. The Funds' SAI and annual and semiannual reports to shareholders are also available free of charge, through the Funds' website (optimummutualfunds.com/lit).

You can find reports and other information about the Funds on the EDGAR database on the SEC website at sec.gov. You can get copies of this information, after paying a duplication fee, by emailing the SEC at publicinfo@sec.gov.

Cat# 157905 (7/23)

PR-901 7/23

Investment Company Act number: 811-21335

Statement of Additional Information

Optimum Fund Trust

	Nasdaq ticker symbols		Nasdaq ticker symbols
Optimum Large Cap Growth Fund		Optimum Small-Mid Cap Value Fund
Class A	OALGX	Class A	OASVX
Class C	OCLGX	Class C	OCSVX
Institutional Class	OILGX	Institutional Class	OISVX
Optimum Large Cap Value Fund		Optimum International Fund
Class A	OALVX	Class A	OAIEX
Class C	OCLVX	Class C	OCIEX
Institutional Class	OILVX	Institutional Class	OIIEX
Optimum Small-Mid Cap Growth Fund		Optimum Fixed Income Fund
Class A	OASGX	Class A	OAFIX
Class C	OCSGX	Class C	OCFIX
Institutional Class	OISGX	Institutional Class	OIFIX

July 31, 2023

100 Independence, 610 Market Street
Philadelphia, PA 19106-2354

This Statement of Additional Information (“SAI”) supplements the information contained in the current prospectus (the “Prospectus”), dated July 31, 2023, as it may be amended from time to time, for the funds listed above (each, a “Fund” and collectively, the “Funds”).

This SAI should be read in conjunction with the Prospectus. This SAI is not itself a prospectus but is, in its entirety, incorporated by reference into the Prospectus.

The Prospectus may be obtained through the Funds' website at optimummutualfunds.com/lit or by writing to or calling your participating securities dealer or other financial intermediary. If you hold Fund shares directly with the Funds' service agent, Delaware Investments Fund Services Company (“DIFSC”), call toll-free 800 914-0278. Please do not send any correspondence to the address above. The Funds' financial statements, the notes relating thereto, the financial highlights and the reports of the independent registered public accounting firm are incorporated by reference from the Funds' annual report (the “Annual Report”) into this SAI.The Annual Report will accompany any request for this SAI. The Annual Report can be obtained, without charge, by calling 800 914-0278.

AI-901 7/23

AI-901 7/23

Organization and Classification

This SAI describes the Funds, which are series of Optimum Fund Trust (the “Trust”). Each Fund offers Class A and Class C shares (collectively, the “Retail Classes”). Each Fund also offers an Institutional Class (together with the Retail Classes, the “Classes”). All references to “shares” in this SAI refer to all classes of shares (each share class, a “Class”) of the Funds, except where noted. The Funds' investment manager is Delaware Management Company (the “Manager” or “DMC”), a series of Macquarie Investment Management Business Trust (a Delaware statutory trust). For purposes of the “Investment Strategies and Risks” section, a reference to the Manager may also include the Funds' sub-advisors.

Organization

The Trust was organized as a Delaware statutory trust on April 21, 2003.

Classification

The Trust is an open-end registered management investment company.

Each Fund's portfolio of assets is “diversified” as defined by the Investment Company Act of 1940, as amended (the “1940 Act”). The 1940 Act requires a “diversified” fund, with respect to 75% of the value of its total assets, to invest (1) no more than 5% of the value of the Fund's total assets in the securities of any one issuer and (2) in no more than 10% of the outstanding voting securities of such issuer. This limitation generally requires a diversified fund to invest in securities issued by a minimum of 16 issuers. This limitation cannot be changed without approval by the holders of a “majority” of the Fund's outstanding shares as described below.

Investment Objectives, Restrictions, and Policies

Investment Objectives

Each Fund's investment objective is described in the Prospectus. Each Fund's investment objective is nonfundamental, and may be changed without shareholder approval. However, the Trust's Board of Trustees (“Board”) must approve any changes to nonfundamental investment objectives, and a Fund will notify shareholders at least 60 days prior to a material change in the Fund's investment objective.

Fundamental Investment Restrictions

Each Fund has adopted the following restrictions that cannot be changed without approval by the holders of a “majority” of the Fund's outstanding shares, which is a vote by the holders of the lesser of: (i) 67% or more of the voting securities present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities.

Each Fund may not:

1. Purchase securities of any issuer (other than securities issued or guaranteed by the US government, its agencies or instrumentalities or securities issued by other investment companies) if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Fund's total assets may be invested without regard to this limitation.

2. Make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or U.S. Securities and Exchange Commission (“SEC”) staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit.

3. Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

4. Underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition, or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”).

5. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent the Fund from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

6. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

7. Make personal loans or loans of its assets to persons who control or are under common control with the Fund, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

AI-901 7/23

Investment Objectives, Restrictions, and Policies

Nonfundamental Investment Restrictions

In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the Prospectus, each Fund will be subject to the following investment restrictions, which are considered nonfundamental and may be changed by the Trust's Board without shareholder approval. The percentage limitations contained in the restrictions and policies set forth herein apply at the time a Fund purchases securities.

1. A Fund may not invest more than 15% of its respective net assets in securities that it cannot sell or dispose of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment.

2. A Fund may not purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions, and other financial contracts or derivatives instruments.

3. A Fund may not sell securities short or maintain a short position, except that the Fund may (a) sell short “against the box” and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts, or derivatives instruments. In addition, Optimum Fixed Income Fund may establish short positions in exchange-traded funds.

4. A Fund may not purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

Except for the Funds' policy with respect to borrowing, any investment restriction or limitation that involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or a utilization of assets and such excess results therefrom.

Portfolio Turnover

Portfolio trading will be undertaken principally to accomplish each Fund's respective investment objective. The Funds are free to dispose of portfolio securities at any time, subject to complying with the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and the 1940 Act, when changes in circumstances or conditions make such a move desirable in light of each Fund's respective investment objective. The Funds will not attempt to achieve or be limited to a predetermined rate of portfolio turnover. Such turnover always will be incidental to transactions undertaken with a view to achieving each Fund's respective investment objective.

The portfolio turnover rate tells you the amount of trading activity in a Fund's portfolio. A turnover rate of 100% would occur, for example, if all of a Fund's investments held at the beginning of a year were replaced by the end of the year, or if a single investment was frequently traded. The turnover rate also may be affected by cash requirements from redemptions and repurchases of a Fund's shares. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains. In investing to achieve its investment objective, a Fund may hold securities for any period of time.

For the fiscal years ended March 31, 2022 and 2023, the Funds' portfolio turnover rates were as follows:

Fund	2023	2022
Optimum Large Cap Growth Fund	90%*	25%
Optimum Large Cap Value Fund	22%	9%
Optimum Small-Mid Cap Growth Fund	114%	98%
Optimum Small-Mid Cap Value Fund	17%	17%
Optimum International Fund	54%	106%
Optimum Fixed Income Fund	254%	219%

*

As a result of American Century Management, Inc. and Los Angeles Capital Management LLC replacing T. Rowe Price and ClearBridge Investments, LLC as the sub-advisors to Optimum Large Cap Growth Fund during the Fund's fiscal year ending March 31, 2023, the Fund's portfolio turnover rate increased during the year ended March 31, 2023.

Investment Strategies and Risks

The Funds' investment objectives, strategies, and risks are described in the Prospectus. Certain additional information is provided below. The following discussion supplements the description of the Funds' investment strategies and risks that are included in the Prospectus. The Funds' investment strategies are nonfundamental and may be changed without shareholder approval.

Asset-Backed Securities (“ABS”)

The Funds may invest a portion of their assets in ABS.

AI-901 7/23

Asset-backed receivables are securitized in either a pass-through or a pay-through structure. Pass-through securities provide investors with an income stream consisting of both principal and interest payments in respect of the receivables in the underlying pool. Pay-through ABS are debt obligations issued usually by a special purpose entity. The securities are collateralized by the various receivables and the payments on the underlying receivables provide the proceeds to pay the debt service on the debt obligations issued.

The rate of principal payment on ABS generally depends on the rate of principal payments received on the underlying assets. Such rate of payments may be affected by economic and various other factors such as changes in interest rates or the concentration of collateral in a particular geographic area. Therefore, the yield may be difficult to predict and actual yield to maturity may be more or less than the anticipated yield to maturity. The credit quality of most ABS depends primarily on the credit quality of the assets underlying such securities, how well the entities issuing the securities are insulated from the credit risk of the originator or affiliated entities, and the amount of credit support provided to the securities. Due to the shorter maturity of the collateral backing such securities, there tends to be less of a risk of substantial prepayment than with mortgage-backed securities (“MBS”) but the risk of such a prepayment does exist. Such ABS do, however, involve certain risks not associated with MBS, including the risk that security interests cannot be adequately, or in many cases ever, established, and other risks that may be peculiar to particular classes of collateral. For example, with respect to credit card receivables, a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and technical requirements under state laws; therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.

ABS are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely. Protection against losses resulting from ultimate default enhances the likelihood of payments of the obligations on at least some of the assets in the pool. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction, or through a combination of such approaches. The Funds will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Examples of credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple-class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of “reserve funds” (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses), and “over collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceed that required to make payments of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

Bank Capital Securities

Optimum Fixed Income Fund may invest in bank capital securities. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are three common types of bank capital: Lower Tier II, Upper Tier II, and Tier I. Bank capital is generally, but not always, of investment grade quality. Upper Tier II securities are commonly thought of as hybrids of debt and preferred stock. Upper Tier II securities are often perpetual (with no maturity date), callable, and have a cumulative interest deferral feature. This means that under certain conditions, the issuer bank can withhold payment of interest until a later date. However, such deferred interest payments generally earn interest. Tier I securities often take the form of trust-preferred securities.

Brady Bonds

The Funds may invest in Brady Bonds.

Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former US Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries including Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay, and Venezuela. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the US dollar), and are actively traded in over-the-counter secondary markets. US dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by US Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity, the collateralized interest payments, the uncollateralized interest payments, and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the “residual risk”). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

AI-901 7/23

Investment Strategies and Risks

Collateralized Debt Obligations

Optimum Fixed Income Fund may invest in each of collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”) and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid investments, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities, CDOs carry additional risks including, but not limited to, the possibility that: (i) distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral securities may decline in value or there may be a default in one or more of the collateral securities; (iii) the CDOs in which the Funds may invest will be subordinate to other classes; and (iv) the complex structure of a collateralized security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Combined Transactions

The Funds may enter into combined transactions.

Combined transactions may include multiple options transactions; multiple futures transactions; multiple currency transactions (including forward foreign currency contracts) and multiple interest rate transactions; and any combination of futures, options, currency, and interest rate transactions (“component” transactions) instead of a single transaction, as part of a single or combined strategy when, in the opinion of the Manager, it is in the best interests of a Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Manager's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Convertible Securities

A portion of the Funds' assets may be invested in convertible and debt securities of issuers in any industry.

A convertible security is generally a debt obligation, preferred stock or other security that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. Convertible securities rank ahead of common stock in a corporation's capital structure and therefore entail less risk than the corporation's common stock. However, convertible securities typically rank behind non-convertible securities of the same issuer. Convertible and debt securities provide a fixed income stream and the opportunity, through their conversion features, to participate in the capital appreciation resulting from a market price advance in the convertible securities' underlying common stock. A convertible security's price depends on both its “investment value” (its value with the conversion privilege), and its “conversion value” (its market value if it were exchanged for the underlying security according to its conversion privilege). When a convertible security's investment value is greater than its conversion value, its price will primarily reflect its investment value. In this scenario, price will probably be most affected by interest rate changes, increasing when interest rates fall and decreasing when interest rates rise, similar to a fixed income security. Additionally, the credit standing of the issuer and other factors also may have an effect on the convertible security's value. Conversely, when the conversion value approaches or exceeds the investment value, the price of the convertible security will rise above its investment value. The higher the convertible security's price relative to its investment value, the more direct the relationship between the changes in its price and changes in the price of the underlying equity security.

A convertible security's price will typically provide a premium over the conversion value. This represents the additional price investors are willing to pay for a security that offers income, ranks ahead of common stock in a company's capital structure and also has the possibility of capital appreciation due to the conversion privilege. Because a convertible security has fixed interest or dividend payments, when the underlying stock declines, the convertible security's price is increasingly determined by its yield. For this reason, the convertible security may not decline as much as the underlying common stock. The extent of the price decline will also depend on the amount of the premium over its conversion value.

Common stock acquired upon conversion of a convertible security will generally be held for as long as the investment manager anticipates such stock will provide a Fund with opportunities that are consistent with its investment objectives and policies.

A Fund may invest in convertible debentures without regard to rating categories. Investing in convertible debentures that are rated below investment grade or unrated but of comparable quality entails certain risks, including the risk of loss of principal, which may be greater than the risks involved in investing in

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investment grade convertible debentures. Under rating-agency guidelines, lower rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions.

A Fund may have difficulty disposing of such lower rated convertible debentures because the trading market for such securities may be thinner than the market for higher rated convertible debentures. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary trading market for higher rated securities. The lack of a liquid secondary market, as well as adverse publicity with respect to these securities, may have an adverse impact on market price and a Fund's ability to dispose of particular issues in response to a specific economic event such as deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of pricing the Fund's portfolio and calculating its net asset value (“NAV”). The market behavior of convertible securities in lower rating categories is often more volatile than that of higher quality securities. Lower quality convertible securities are judged by Moody's Investors Service, Inc. (“Moody's”) and Standard & Poor's Financial Services LLC (“S&P”) to have speculative elements or characteristics; their future cannot be considered as well assured, and their earnings and asset protection may be moderate or poor in comparison to investment grade securities.

In addition, such lower quality securities face major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to inadequate capacity to meet timely payments. The market values of securities rated below investment grade tend to be more sensitive to company-specific developments and changes in economic conditions than higher rated securities. Issuers of these securities are often highly leveraged so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them, and therefore may be unable to repay debt at maturity by refinancing.

A Fund may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stock (“PERCS”), which provide an investor with the opportunity to earn higher dividend income than is available on a company's common stock. A PERCS is a preferred stock that generally features a mandatory conversion date, as well as a capital appreciation limit, which is usually expressed in terms of a stated price. Upon the conversion date, most PERCS convert to common stock of the issuer (PERCS are generally not convertible to cash at maturity). Under a typical arrangement, if after a predetermined number of years the issuer's common stock is trading at a price below that set by the capital appreciation limit, each PERCS would convert to one share of common stock. If, however, the issuer's common stock is trading at a price above that set by the capital appreciation limit, the holder of the PERCS would receive less than one full share of common stock. The amount of that fractional share of common stock received by the PERCS holder is determined by dividing the price set by the capital appreciation limit of the PERCS by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. However, if called early, the issuer may pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date of the PERCS.

A Fund also may invest in other enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities) and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS and DECS all have the following features: they are company-issued convertible preferred stock; unlike PERCS, they do not have capital appreciation limits; they seek to provide the investor with high current income, with some prospect of future capital appreciation; they are typically issued with 3- to 4-year maturities; they typically have some built-in call protection for the first two to three years; investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity; and upon maturity, they automatically convert to either cash or a specified number of shares of common stock. An investment in such securities may involve additional risks. Unlike conventional convertible securities, enhanced convertible securities do not usually have a fixed maturity (par) value. Rather, such securities generally provide only for a mandatory conversion to cash or common stock. As a result, a Fund risks loss of principal if the cash received, or the price of the underlying common stock at the time of conversion, is less than the price paid for the enhanced convertible security. Such securities may be more or less liquid than conventional convertible securities or non-convertible debt securities.

A “synthetic” convertible security may be created by combining separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivatives instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a single market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its income-producing component and its convertible component. For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations.

More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two components are issued by a single issuer, thus making the synthetic convertible security similar to the traditional convertible security, the character of a synthetic convertible security allows the combination of components representing distinct issuers, when it is believed that such a combination may better achieve a Fund's investment objective. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, a Fund may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.

A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the security or instrument, such as a call option or warrant, purchased to create the synthetic convertible security. Should the

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Investment Strategies and Risks

price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the income-producing component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing component.

A Fund also may purchase synthetic convertible securities created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issues the convertible note, rather than the issuer of the underlying common stock into which the note is convertible, assumes credit risk associated with the underlying investment, and the Fund in turn assumes credit risk associated with the convertible note.

Risks. An investment in a convertible security may involve risks. A Fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and a Fund's ability to dispose of a security when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for a Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio. Although a Fund intends to acquire convertible securities that the Manager considers to be liquid (i.e., those securities that the Manager determines may be sold on an exchange, or an institutional or other substantial market), there can be no assurances that this will be achieved. Certain securities and markets can become illiquid quickly, resulting in liquidity risk for the Fund. A Fund may also encounter difficulty valuing convertible securities due to illiquidity or other circumstances that make it difficult for the Fund to obtain timely market quotations based on actual trades for convertible securities.

Corporate Reorganizations

A Fund may invest in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the investment adviser, it is consistent with the Fund's investment objective and policies. The primary risk of such investments is that if the contemplated transaction is abandoned, revised, delayed or becomes subject to unanticipated uncertainties, the market price of the securities may decline below the purchase price paid by the Fund.

In general, securities that are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. However, the increased market price of such securities may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the investment adviser, which must appraise not only the value of the issuer and its component businesses, but also the financial resources and business motivation of the offeror as well as the dynamics of the business climate when the offer or proposal is in process.

Custodial Receipts

A Fund may acquire US government securities and their unmatured interest coupons that have been separated (“stripped”) by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the US government securities, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including Treasury Receipts (“TRs”), Treasury Investment Growth Receipts (“TIGRs”), and Certificates of Accrual on Treasury Securities (“CATS”). TIGRs and CATS are interests in private proprietary accounts while TRs and Treasury Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) are interests in accounts sponsored by the US Treasury. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying US Treasury bonds and notes themselves are generally held in book-entry form at a Federal Reserve Bank. Purchasers of the stripped securities generally are treated as the beneficial holders of the underlying US government securities for federal tax and securities purposes.

Depositary Receipts

A Fund may invest in foreign companies through the purchase and sale of sponsored or unsponsored American, European, and Global Depositary Receipts (“ADRs,” “EDRs,” and “GDRs,” respectively, and collectively, “depositary receipts”).

Many securities of foreign issuers are represented by ADRs, GDRs, and EDRs. Generally, depositary receipts in registered form are designed for use in the US securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States. ADRs evidence ownership of, and represent the right to receive, securities of foreign issuers deposited in a domestic bank or trust company or a foreign correspondent bank. Prices of ADRs are quoted in US dollars, and ADRs are traded in the US on exchanges or over-the-counter. While ADRs do not eliminate all the risks associated with foreign investments, by investing in ADRs rather than directly in the stock of foreign issuers, a Fund will avoid currency and certain foreign market trading risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the US for ADRs quoted on a national securities

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exchange. The information available for ADRs is subject to the accounting, auditing, and financial reporting standards of the US market or exchange on which they are traded, which standards are generally more uniform and more exacting than those to which many foreign issuers may be subject.

EDRs and GDRs are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a US corporation. EDRs and GDRs may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. If the issuer's home country does not have developed financial markets, a Fund could be exposed to the credit risk of the custodian or financial institution and greater market risk.

The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. A Fund would be expected to pay a share of the additional fees, which it would not pay if investing directly in the foreign securities. A Fund may experience delays in receiving its dividend and interest payments or exercising rights as a shareholder.

Depositary receipts may reduce some but not eliminate all the risks inherent in investing in the securities of foreign issuers. Depositary receipts are still subject to the political and economic risks of the underlying issuer's country and are still subject to foreign currency exchange risk. Depositary receipts will be issued under sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information about an issuer that has participated in the creation of a sponsored program. There may be an increased possibility of untimely responses to certain corporate actions of the issuer, such as stock splits and rights offerings, in an unsponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between this information and the market value of the depositary receipts. If a Fund's investment depends on obligations being met by the arranger as well as the issuer of an unsponsored program, the Fund will be exposed to additional credit risk.

Derivatives Instruments

The Funds may invest in some or all of the following types of derivatives instruments: forward foreign currency contracts, futures, options, options on futures contracts, and swaps, all of which are described in more detail in this section of the SAI.

Generally, derivatives are financial instruments whose values depend on or are derived from the value of one or more underlying assets, reference rates, indices, or other market factors (a “reference instrument”) and may relate to stocks, bonds, interest rates, currencies, commodities, or related indices. Derivatives instruments allow a Fund to gain or reduce exposure to the value of a reference instrument without actually owning or selling the instrument.

The Funds may value derivatives instruments at market value, notional value, or full exposure value (i.e., the sum of the notional amount for the contract plus the market value). The manner in which certain securities or other instruments are valued by the Funds may differ from the manner in which those investments are valued by other types of investors.

Exclusion from commodity pool operator definition. The Manager has claimed an exclusion from the definition of “commodity pool operator” (“CPO”) with respect to the Funds under the Commodity Exchange Act (“CEA”) and the rules of the Commodity Futures Trading Commission (“CFTC”) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, the Manager, although registered as a commodity trading advisor (“CTA”) with the CFTC, provides commodity interest trading advice to the Funds as if the Manager was exempt from CTA registration in reliance on applicable rules of the CFTC.

The terms of the CPO exclusion require a Fund, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options, and certain swaps, which in turn include nondeliverable currency forwards, as further described below. Because the Manager intends to comply with the terms of the CPO exclusion with respect to the Funds, each Fund may, in the future, need to adjust its investment strategies, consistent with its investment goal, to limit its investments in these types of instruments. The Funds are not intended as vehicles for trading in the commodity futures, commodity options, or swaps markets. The CFTC has neither reviewed nor approved the Manager's reliance on the CPO exclusion, the Manager's provision of services as an exempt CTA, or a Fund, its strategies, or this SAI.

Generally, the exclusion from CPO definition and regulation on which the Manager relies requires a Fund to meet one of the following tests for its commodity interest positions, other than positions entered into for bona fide hedging purposes (as defined in the rules of the CFTC): either (1) the aggregate initial margin and premiums required to establish the Funds' positions in commodity interests may not exceed 5% of the liquidation value of the Funds' portfolio (after taking into account unrealized profits and unrealized losses on any such positions); or (2) the aggregate net notional value of the Funds' commodity interest positions, determined at the time the most recent such position was established, may not exceed 100% of the liquidation value of the Funds' portfolio (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of these trading limitations, a Fund may not be marketed as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options, or swaps markets. If, in the future, a Fund can no longer satisfy these requirements, the Manager would withdraw the notice claiming an exclusion from the definition of a CPO for the Fund, and the Manager would be subject to registration and regulation as a CPO with respect to the Fund, in accordance with CFTC rules that apply to CPOs of registered investment companies. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Manager's compliance with comparable SEC requirements. However, as a result of CFTC regulation, a Fund may incur additional compliance and other expenses.

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Investment Strategies and Risks

Developing government regulation of derivatives. The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, CFTC, and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits, and the suspension of trading.

It is not possible to predict fully the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivatives instruments may prevent the Funds from using or limit the Funds' use of these instruments effectively as a part of its investment strategy, and could adversely affect the Funds' ability to achieve its investment goal(s). The Manager will continue to monitor developments in this area. New requirements, even if not directly applicable to a Fund, may increase the cost of the Funds' investments and cost of doing business.

Exchange-Traded Funds

Each Fund may invest in exchange-traded funds.

Exchange-traded funds (“ETFs”) are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. ETFs are generally designed to track a particular market index. However, some ETFs are actively managed and instead of replicating an index, seek to outperform a particular index or basket or price of a commodity or currency. A Fund could purchase an ETF to temporarily gain exposure to a portion of the US market or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs.

Foreign Investments

Each Fund may invest in foreign securities.

Overview. Investors should consider carefully the substantial risks associated with investing in the securities of certain governments and companies located in, or having substantial operations in, foreign countries, which are in addition to the usual risks inherent in domestic investments. As with US securities, the value of foreign securities is affected by general economic conditions and individual issuer and industry earnings prospects. Investments in depositary receipts also involve some or all of the risks described below.

There is the possibility of cessation of trading on foreign exchanges, expropriation, nationalization of assets, confiscatory or punitive taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, military action or unrest, or diplomatic developments that could affect investments in securities of issuers in foreign nations. There is no assurance that the Manager will be able to anticipate these potential events. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the US dollar compared to such foreign currencies.

There may be less publicly available information about foreign issuers that is comparable to the reports and ratings published about issuers in the US. Foreign issuers generally are not subject to uniform accounting or financial reporting standards. Auditing practices and requirements may not be comparable to those applicable to US issuers. Certain countries' legal institutions, financial markets, and services are less developed than those in the US or other major economies. A Fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in US courts. The costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with US investments.

Certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company. Some countries limit the investment of foreign persons to only a specific class of securities of an issuer that may have less advantageous terms than securities of the issuer available for purchase by nationals. Although securities subject to such restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. In some countries the repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval. A Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

From time to time, trading in a foreign market may be interrupted. Foreign markets also have substantially less volume than the US markets and securities of some foreign issuers are less liquid and more volatile than securities of comparable US issuers. A Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value (“NAV”).

In many foreign countries, there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the US, which may result in greater potential for fraud or market manipulation. Foreign over-the-counter markets tend to be less regulated than foreign stock exchange markets and, in certain countries, may be totally unregulated. Brokerage commission rates in foreign countries, which generally are fixed rather than subject to negotiation as in the US, are likely to be higher. Foreign security trading, settlement, and custodial practices (including those involving securities settlement where assets may be released prior to receipt of payment) are often less developed than those in US markets, may be cumbersome, and may result in increased risk or substantial delays. This could occur in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker/dealer, securities depository, or foreign subcustodian.

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To the extent that a Fund invests a significant portion of its assets in a specific geographic region or country, the Fund will have more exposure to economic risks related to such region or country than a fund whose investments are more geographically diversified. Adverse conditions or changes in policies in a certain region or country can affect securities of other countries whose economies appear to be unrelated but are otherwise connected. In the event of economic or political turmoil, a deterioration of diplomatic relations or a natural or man-made disaster in a region or country where a substantial portion of a Fund's assets are invested, the Fund may have difficulty meeting a large number of shareholder redemption requests.

The holding of foreign securities may be limited by a Fund to avoid investment in certain Passive Foreign Investment Companies (“PFICs”).

Developing markets or emerging markets. Investments in companies domiciled or with significant operations in developing market or emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include, among others (i) less social, political, and economic stability; (ii) smaller securities markets with low or nonexistent trading volume, which result in greater illiquidity and greater price volatility; (iii) certain national policies which may restrict a Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation, including less transparent and established taxation policies; (v) less developed regulatory or legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in many developing market countries, of a capital market structure or market-oriented economy; (vii) more widespread corruption and fraud; (viii) the financial institutions with which a Fund may trade may not possess the same degree of financial sophistication, creditworthiness, or resources as those in developed markets; and (ix) the possibility that recent favorable economic developments in some developing market countries may be slowed or reversed by unanticipated economic, political, or social events in such countries.

In addition, many developing market countries have experienced substantial and, during some periods, extremely high rates of inflation, for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing market countries may differ unfavorably from the US economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, debt burden, capital reinvestment, resource self-sufficiency, and balance of payments position. The economies of some developing market countries may be based on only a few industries, and may be highly vulnerable to changes in local or global trade conditions.

Settlement systems in developing market countries may be less organized than in developed countries. Supervisory authorities may also be unable to apply standards which are comparable with those in more developed countries. There may be risks that settlement may be delayed and that cash or securities belonging to a Fund may be in jeopardy because of failures of or defects in the settlement systems. Market practice may require that payment be made prior to receipt of the security which is being purchased or that delivery of a security must be made before payment is received. In such cases, default by a broker or bank (the “counterparty”) through whom the relevant transaction is effected might result in a loss being suffered by a Fund. A Fund seeks, where possible, to use counterparties whose financial status reduces this risk. However, there can be no certainty that the Fund will be successful in eliminating or reducing this risk, particularly as counterparties operating in developing market countries frequently lack the substance, capitalization, and/or financial resources of those in developed countries. Uncertainties in the operation of settlement systems in individual markets may increase the risk of competing claims to securities held by or to be transferred to a Fund. Legal compensation schemes may be nonexistent, limited, or inadequate to meet a Fund's claims in any of these events.

Securities trading in developing markets presents additional credit and financial risks. A Fund may have limited access to, or there may be a limited number of, potential counterparties that trade in the securities of developing market issuers. Governmental regulations may restrict potential counterparties to certain financial institutions located or operating in the particular developing market. Potential counterparties may not possess, adopt, or implement creditworthiness standards, financial reporting standards, or legal and contractual protections similar to those in developed markets. Currency and other hedging techniques may not be available or may be limited.

The local taxation of income and capital gains accruing to nonresidents varies among developing market countries and may be comparatively high. Developing market countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that a Fund could in the future become subject to local tax liabilities that had not been anticipated in conducting its investment activities or valuing its assets.

Many developing market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or nonexistent. Investments in developing market countries may involve risks of nationalization, expropriation, and confiscatory taxation. For example, the Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that similar expropriation will not occur in the future. In the event of expropriation, a Fund could lose all or a substantial portion of any investments it has made in the affected countries. Accounting, auditing, and reporting standards in certain countries in which a Fund may invest may not provide the same degree of investor protection or information to investors as would generally apply in major securities markets. In addition, it is possible that purported securities in which a Fund invested may subsequently be found to be fraudulent and as a consequence the Fund could suffer losses.

Finally, currencies of developing market countries are subject to significantly greater risks than currencies of developed countries. Some developing market currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies and associated difficulties with the valuation of assets, including a Fund's securities, denominated in that currency. Some developing market countries have experienced balance of payment deficits and shortages in foreign exchange reserves. Governments have responded by restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company's ability to make dividend or interest payments in the original currency of the

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Investment Strategies and Risks

obligation (usually US dollars). In addition, even though the currencies of some developing market countries, such as certain Eastern European countries, may be convertible into US dollars, the conversion rates may be artificial to the actual market values and may be adverse to a Fund's shareholders.

Foreign governmental and supranational debt securities. Investments in debt securities of foreign governmental or supranational issuers are subject to all the risks associated with investments in US and foreign securities and certain additional risks.

Foreign government debt securities, sometimes known as sovereign debt securities, include debt securities issued, sponsored, or guaranteed by: governments or governmental agencies, instrumentalities, or political subdivisions located in emerging or developed market countries; government owned, controlled, or sponsored entities located in emerging or developed market countries; and entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers.

A supranational entity is a bank, commission, or company established or financially supported by the national governments of one or more countries to promote reconstruction, trade, harmonization of standards or laws; economic development; and humanitarian, political, or environmental initiatives. Supranational debt obligations include: Brady Bonds; participations in loans between emerging market governments and financial institutions; and debt securities issued by supranational entities such as the World Bank, Asia Development Bank, European Investment Bank, and the European Economic Community.

Foreign government debt securities are subject to risks in addition to those relating to debt securities generally. Governmental issuers of foreign debt securities may be unwilling or unable to pay interest and repay principal, or otherwise meet obligations, when due and may require that the conditions for payment be renegotiated. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. The debtor's willingness or ability to repay in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-US reserves, the availability of sufficient non-US exchange on the date a payment is due, the relative size of the debt service burden to the issuing country's economy as a whole, the sovereign debtor's policy toward principal international lenders, such as the International Monetary Fund or the World Bank, and the political considerations or constraints to which the sovereign debtor may be subject. Governmental debtors also will be dependent on expected disbursements from foreign governments or multinational agencies and the country's access to, or balance of, trade. Some governmental debtors have in the past been able to reschedule or restructure their debt payments without the approval of debt holders or declare moratoria on payments, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which a Fund may collect in whole or in part on debt subject to default by a government.

Foreign currency exchange rates. Changes in foreign currency exchange rates will affect the US dollar market value of securities denominated in such foreign currencies and any income received or expenses paid by a Fund in that foreign currency. This may affect a Fund's share price, income, and distributions to shareholders. Some countries may have fixed or managed currencies that are not free-floating against the US dollar. It will be more difficult for the Manager to value securities denominated in currencies that are fixed or managed. Certain currencies may not be internationally traded, which could cause illiquidity with respect to a Fund's investments in that currency and any securities denominated in that currency. Currency markets generally are not as regulated as securities markets. A Fund endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread in currency exchanges (to cover service charges) may be incurred, particularly when a Fund changes investments from one country to another or when proceeds of the sale of securities in US dollars are used for the purchase of securities denominated in foreign currencies. Some countries may adopt policies that would prevent a Fund from transferring cash out of the country or withhold portions of interest and dividends at the source.

Certain currencies have experienced a steady devaluation relative to the US dollar. Any devaluations in the currencies in which a Fund's portfolio securities are denominated may have a detrimental impact on the Fund. Where the exchange rate for a currency declines materially after a Fund's income has been accrued and translated into US dollars, the Fund may need to redeem portfolio securities to make required distributions. Similarly, if an exchange rate declines between the time the Fund incurs expenses in US dollars and the time such expenses are paid, a Fund will have to convert a greater amount of the currency into US dollars in order to pay the expenses.

Investing in foreign currencies for purposes of gaining from projected changes in exchange rates further increases a Fund's exposure to foreign securities losses.

The Funds do not consider currencies or other financial commodities or contracts and financial instruments to be physical commodities (which include, for example, oil, precious metals, and grains). Accordingly, the Funds interpret the fundamental restriction related to commodities to permit it (subject to its investment goals and general investment policies) to invest directly in foreign currencies and other financial commodities and to purchase, sell, or enter into foreign currency futures contracts and options thereon, forward foreign currency contracts, foreign currency options, currency, commodity- and financial instrument-related swap agreements, hybrid instruments, interest rate, securities-related or foreign currency-related futures contracts or other currency-, commodity- or financial instrument-related derivatives, subject to compliance with any applicable provisions of the federal securities or commodities laws. The Funds also interpret their fundamental restriction regarding purchasing and selling physical commodities to permit the Funds to invest in ETFs or other entities that invest in physical and/or financial commodities.

China A-shares and Bond Connect. The Funds may invest in China A-shares of certain Chinese companies listed and traded on the Shanghai Stock Exchange and on the Shenzhen Stock Exchange (together, the “Exchanges”) through the Shanghai-Hong Kong Stock Connect Program and the Shenzhen-Hong Kong Stock Connect Program, respectively (together, “Stock Connect”). Stock Connect is a securities trading and clearing program developed by the Exchange of Hong Kong, the Exchanges and the China Securities Depository and Clearing Corporation Limited. Stock Connect facilitates foreign investment in the People's Republic of China (“PRC”) via brokers in Hong Kong. The Funds may also invest in China Interbank bonds traded on the

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China Interbank Bond Market (“CIBM”) through the China - Hong Kong Bond Connect program (“Bond Connect”). Bond Connect enables foreign investors to access the CIBM - which represents over 85% of Chinese onshore bonds - with greater ease by establishing a trading and settlement link between the mainland and established Hong Kong financial infrastructure institutions.  Investing in Chinese securities presents various risks including relatively volatile local markets, a volatile currency, potentially lower liquidity and greater government intervention. Persons investing through Stock Connect or Bond Connect are subject to PRC regulations and Exchange listing rules, among others. These could include limitations on or suspension of trading. These regulations are relatively new and subject to changes which could adversely impact a Fund's rights with respect to the securities. As Stock Connect and Bond Connect are relatively new, there are no assurances that the necessary systems to run the program will function properly. Stock Connect is subject to aggregate and daily quota limitations on purchases and a Fund may experience delays in transacting via Stock Connect. Purchases of bonds via Bond Connect will require pre-funding and there is settlement risk due to the limited capability to cancel trades.

Investments in Chinese companies may be made through a special structure known as a variable interest entity (“VIE”) that is designed to provide foreign investors with exposure to Chinese companies that operate in certain sectors in which China restricts or prohibits foreign investment. Investments in VIEs may pose additional risks because the investment is made through an intermediary shell company that has entered into service and other contracts with the underlying Chinese operating company to provide investors with exposure to the operating company, but does not represent equity ownership in the operating company. As a result, such investment may limit the rights of an investor with respect to the underlying Chinese operating company. VIEs allow foreign shareholders to exert a degree of control over, and obtain economic benefits arising from, the operating company without formal legal ownership. However, the contractual arrangements between the shell company and the operating company may not be as effective in providing operational control as direct equity ownership, and a foreign investor's rights may be limited by, for example, actions of the Chinese government which could determine that the underlying contractual arrangements on which control of the VIE is based are invalid. The contractual arrangement on which the VIE structure is based would likely be subject to Chinese law and jurisdiction, which could raise questions about how recourse is sought.

Investments through VIEs may be affected by conflicts of interest and duties between the legal owners of the VIE and the stockholders of the listed holding company, which could adversely impact the value of investments. VIEs are not formally recognized under Chinese law and investors face uncertainty about future actions by the Chinese government that could significantly affect the operating company's financial performance and the enforceability of the contractual arrangements underlying the VIE structure. Prohibitions of these structures by the Chinese government, or the inability to enforce such contracts, from which the shell company derives its value, would likely cause the VIE-structured holding(s) to suffer significant losses, and in turn, adversely affect a Fund's returns and net asset value.

As a result of the military action by Russia in Ukraine, the US and many other countries have imposed sanctions on Russia and certain Russian individuals, banks and corporations. The ongoing hostilities and resulting sanctions are expected to have a severe adverse effect on the region's economies and more globally, including significant negative impact on markets for certain securities and commodities, such as oil and natural gas. Any cessation of trading on the Russian securities markets will impact the value and liquidity of certain portfolio holdings. The extent and duration of military action, sanctions, and resulting market disruptions are impossible to predict, but could be substantial and prolonged and impact a Fund's performance.

Forward Contracts

A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the assets at the time of delivery. A Fund may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies or other financial instruments. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

Forward Foreign Currency Contracts

A Fund may purchase or sell currencies and/or engage in forward foreign currency contracts (i.e., contracts to exchange one currency for another on some future date at a specified exchange rate) in order to expedite settlement of portfolio transactions in connection with its investment in foreign securities and to minimize currency value fluctuations. Forward foreign currency contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A Fund will account for forward foreign currency contracts by marking to market each day at daily exchange rates.

The Funds value their assets daily in US dollars, but do not intend to convert the value of their foreign holdings into US dollars on a daily basis. The Funds will, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency contracts in order to facilitate or expedite settlement of Fund transactions and to minimize currency value fluctuations. The Funds may conduct their forward foreign currency contracts on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a “forward foreign currency” contract or “forward” contract), and investors should be aware of the costs of currency conversion.

When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates the receipt in a foreign currency of dividends or interest payments on a security that it holds, the Fund may desire to “lock in” the US dollar price of the security or the US dollar equivalent of such dividend or interest payment as the case may be. By entering into a forward foreign currency contract for a fixed amount of dollars for the purchase or sale of the amount of foreign currency involved in the underlying transactions, a Fund will be able to protect itself against a possible loss resulting

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Investment Strategies and Risks

from an adverse change in the relationship between the US dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Additionally, when the Manager believes that the currency of a particular foreign country may suffer a substantial decline against the US dollar, a Fund may enter into a forward foreign currency contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the securities of the Fund denominated in such foreign currency.

The Funds may use forward foreign currency contracts to manage currency risks and to facilitate transactions in foreign securities. The following discussion summarizes the principal currency management strategies involving forward foreign currency contracts that could be used by the Funds.

In connection with purchases and sales of securities denominated in foreign currencies, the Funds may enter into forward foreign currency contracts to fix a definite price for the purchase or sale in advance of the trade's settlement date. This technique is sometimes referred to as a “settlement hedge” or “transaction hedge.” The Manager expects to enter into settlement hedges in the normal course of managing the Funds' foreign investments. A Fund could also enter into forward foreign currency contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in a foreign currency, even if the specific investments have not yet been selected by the Manager.

The Funds may also use forward foreign currency contracts to hedge against a decline in the value of existing investments denominated in a foreign currency. For example, if a Fund owned securities denominated in pounds sterling, it could enter into a forward foreign currency contract to sell pounds sterling in return for US dollars to hedge against possible declines in the pound's value. Such a hedge (sometimes referred to as a “position hedge”) would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling — for example, by entering into a forward foreign currency contract to sell euros in return for US dollars. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally will not hedge currency exposure as effectively as a simple hedge into US dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Under definitions adopted by the CFTC and the SEC, nondeliverable forwards are considered swaps, and therefore are included in the definition of “commodity interests.” A nondeliverable forward is a cash-settled, short-term forward foreign currency contract on a thinly traded or nonconvertible foreign currency, where the profit or loss at the time of the settlement date is calculated by taking the difference between the agreed upon exchange rate and the spot rate at the time of settlement, for an agreed upon notional amount of funds. Although nondeliverable forwards have historically been traded in the over-the-counter (“OTC”) market, as swaps they may in the future be required to be centrally cleared and traded on public facilities. Currency and cross currency forwards that qualify as deliverable forwards are not regulated as swaps for most purposes, and are not included in the definition of “commodity interests.” However these forwards are subject to some requirements applicable to swaps, including reporting to swap data repositories, documentation requirements, and business conduct rules applicable to swap dealers.

Risks of forward foreign currency contracts. The successful use of these transactions will usually depend on the Manager's ability to accurately forecast currency exchange rate movements. Should exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of the transaction, or it may realize losses. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised, for example, due to bankruptcy or insolvency of the counterparty. While a Fund uses only counterparties that meet its credit quality standards, in unusual or extreme market conditions, a counterparty's creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited. Moreover, investors should bear in mind that a Fund is not obligated to actively engage in hedging or other currency transactions. For example, a Fund may not attempt to hedge its exposure to a particular foreign currency at a time when doing so might avoid a loss.

Forward foreign currency contracts may limit potential gain from a positive change in the relationship between the US dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not engaged in such contracts. Moreover, there may be an imperfect correlation between a Fund's portfolio holdings of securities denominated in a particular currency and the currencies bought or sold in the forward foreign currency contracts entered into by the Fund. This imperfect correlation may cause a Fund to sustain losses that will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

Futures and Options on Futures

A Fund may enter into futures contracts relating to securities, securities indices, interest rates and currencies. Futures, a type of potentially high-risk derivatives, are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Futures contracts may be bought or sold for any number of reasons, including: to manage a Fund's exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting a Fund's overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and as a cash management tool. Futures contracts may not always be successful hedges; their prices can be highly volatile; using them could lower a Fund's total return; and the potential loss from the use of futures can exceed a Fund's initial investment in such contracts.

Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Fund's current or intended investments from broad fluctuations in stock or bond prices. When a Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase.

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Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Fund's current or intended investments in fixed income securities. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Fund to hedge its interest rate risk without having to sell its portfolio securities.

A Fund may purchase and sell foreign currency futures contracts for hedging purposes to attempt to protect current or intended investments from fluctuations in currency exchange rates. A Fund also may engage in currency “cross hedging” when, in the opinion of the Manager, the historical relationship among foreign currencies suggests that the Fund may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the US dollar or the currency in which the foreign security is denominated. Such “cross hedging” is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the dollar.

A Fund may purchase and write options on the types of futures contracts in which each Fund may invest. The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities in a Fund's portfolio. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. A Fund may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts.

A Fund also may make investments in Eurodollar instruments. Eurodollar instruments are US dollar-denominated futures contracts or options thereon, although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes to the rates to which many interest rate swaps and fixed income instruments are linked.

Futures contracts. Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference instrument, such as a specific security, currency or commodity, at a specified price at a specified later date. A “sale” of a futures contract means the acquisition of a contractual obligation to deliver the underlying reference instrument called for by the contract at a specified price on a specified date. A “purchase” of a futures contract means the acquisition of a contractual obligation to acquire the underlying reference instrument called for by the contract at a specified price on a specified date. The purchase or sale of a futures contract will allow a Fund to increase or decrease its exposure to the underlying reference instrument without having to buy the actual instrument.

The underlying reference instruments to which futures contracts may relate include non-US currencies, interest rates, stock and bond indices, and debt securities, including US government debt obligations. In most cases the contractual obligation under a futures contract may be offset, or “closed out,” before the settlement date so that the parties do not have to make or take delivery. The closing out of a contractual obligation is usually accomplished by buying or selling, as the case may be, an identical, offsetting futures contract. This transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the underlying instrument or asset. Although some futures contracts by their terms require the actual delivery or acquisition of the underlying instrument or asset, some require cash settlement.

Futures contracts may be bought and sold on US and non-US exchanges. Futures contracts in the US have been designed by exchanges that have been designated “contract markets” by the CFTC and must be executed through a futures commission merchant (“FCM”), which is a brokerage firm that is a member of the relevant contract market. Each exchange guarantees performance of the contracts as between the clearing members of the exchange, thereby reducing the risk of counterparty default. Futures contracts may also be entered into on certain exempt markets, including exempt boards of trade and electronic trading facilities, available to certain market participants. Because all transactions in the futures market are made, offset, or fulfilled by an FCM through a clearinghouse associated with the exchange on which the contracts are traded, a Fund will incur brokerage fees when it buys or sells futures contracts.

The Funds generally buy and sell futures contracts only on contract markets (including exchanges or boards of trade) where there appears to be an active market for the futures contracts, but there is no assurance that an active market will exist for any particular contract or at any particular time. An active market makes it more likely that futures contracts will be liquid and bought and sold at competitive market prices. In addition, many of the futures contracts available may be relatively new instruments without a significant trading history. As a result, there can be no assurance that an active market will develop or continue to exist.

When a Fund enters into a futures contract, it must deliver to an account controlled by the FCM (that has been selected by the Fund), an amount referred to as “initial margin” that is typically calculated as an amount equal to the volatility in the market value of a contract over a fixed period. Initial margin requirements are determined by the respective exchanges on which the futures contracts are traded and the FCM. Thereafter, a “variation margin” amount may be required to be paid by a Fund or received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the marked-to-market value of the futures contract. The account is marked-to-market daily and the variation margin is monitored by the Manager and the Funds' custodian on a daily basis. When the futures contract is closed out, if a Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If a Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If a Fund has a gain, the full margin amount and the amount of the gain are paid to the Fund.

Some futures contracts provide for the delivery of securities that are different than those that are specified in the contract. For a futures contract for delivery of debt securities, on the settlement date of the contract, adjustments to the contract can be made to recognize differences in value arising from the delivery of debt securities with a different interest rate from that of the particular debt securities that were specified in the contract. In some cases, securities called for by a futures contract may not have been issued when the contract was written.

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Risks of futures contracts. The Funds' use of futures contracts is subject to the risks associated with derivatives instruments generally. In addition, a purchase or sale of a futures contract may result in losses to a Fund in excess of the amount that the Fund delivered as initial margin. Because of the relatively low margin deposits required, futures trading involves a high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to a Fund. In addition, if a Fund has insufficient cash to meet daily variation margin requirements or close out a futures position, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. Adverse market movements could cause a Fund to experience substantial losses on an investment in a futures contract.

There is a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a futures contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM's customers. If the FCM does not provide accurate reporting, a Fund is also subject to the risk that the FCM could use the Fund's assets, which are held in an omnibus account with assets belonging to the FCM's other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.

A Fund may not be able to properly hedge or effect its strategy when a liquid market is unavailable for the futures contract the Fund wishes to close, which may at times occur. In addition, when futures contracts are used for hedging, there may be an imperfect correlation between movements in the prices of the underlying reference instrument on which the futures contract is based and movements in the prices of the assets sought to be hedged.

If the Manager's investment judgment about the general direction of market prices or interest or currency exchange rates is incorrect, a Fund's overall performance will be poorer than if it had not entered into a futures contract. For example, if a Fund has purchased futures to hedge against the possibility of an increase in interest rates that would adversely affect the price of bonds held in its portfolio and interest rates instead decrease, the Fund will lose part or all of the benefit of the increased value of the bonds which it has hedged. This is because its losses in its futures positions will offset some or all of its gains from the increased value of the bonds.

The difference (called the “spread”) between prices in the cash market for the purchase and sale of the underlying reference instrument and the prices in the futures market is subject to fluctuations and distortions due to differences in the nature of those two markets. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions that could distort the normal pricing spread between the cash and futures markets. Second, the liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery of the underlying instrument. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, resulting in pricing distortion. Third, from the point of view of speculators, the margin deposit requirements that apply in the futures market are less onerous than similar margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. When such distortions occur, a correct forecast of general trends in the price of an underlying reference instrument by the Manager may still not necessarily result in a profitable transaction.

Futures contracts that are traded on non-US exchanges may not be as liquid as those purchased on CFTC-designated contract markets. In addition, non-US futures contracts may be subject to varied regulatory oversight. The price of any non-US futures contract and, therefore, the potential profit and loss thereon, may be affected by any change in the non-US exchange rate between the time a particular order is placed and the time it is liquidated, offset or exercised.

The CFTC and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short position that any person, such as a Fund, may hold or control in a particular futures contract. Trading limits are also imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The regulation of futures, as well as other derivatives, is a rapidly changing area of law.

Futures exchanges may also limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

Options on futures contracts. Options on futures contracts trade on the same contract markets as the underlying futures contract. When a fund buys an option, it pays a premium for the right, but does not have the obligation, to purchase (call) or sell (put) a futures contract at a set price (called the exercise price). The purchase of a call or put option on a futures contract, whereby the Fund has the right to purchase or sell, respectively, a particular futures contract, is similar in some respects to the purchase of a call or put option on an individual security or currency. Depending on the premium paid for the option compared to either the price of the futures contract upon which it is based or the price of the underlying reference instrument, the option may be less risky than direct ownership of the futures contract or the underlying reference instrument. For example, a fund could purchase a call option on a long futures contract when seeking to hedge against an increase in the market value of the underlying reference instrument, such as appreciation in the value of a non-US currency against the US dollar.

The seller (writer) of an option becomes contractually obligated to take the opposite futures position if the buyer of the option exercises its rights to the futures position specified in the option. In return for the premium paid by the buyer, the seller assumes the risk of taking a possibly adverse futures position. In addition, the seller will be required to post and maintain initial and variation margin with the FCM. One goal of selling (writing) options on futures may be to receive the premium paid by the option buyer.

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For more general information about the mechanics of purchasing and writing options, see “Options” below.

Risks of options on futures contracts. A Fund's use of options on futures contracts is subject to the risks related to derivatives instruments generally. In addition, the amount of risk a Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. The purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. The seller (writer) of an option on a futures contract is subject to the risk of having to take a possibly adverse futures position if the purchaser of the option exercises its rights. If the seller were required to take such a position, it could bear substantial losses. An option writer has potentially unlimited economic risk because its potential loss, except to the extent offset by the premium received, is equal to the amount the option is “in-the-money” at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract.

High Yield Securities (“Junk bonds”)

High yield, high risk securities are commonly known as “junk bonds.” These securities are rated lower than BBB- by S&P, or lower than Baa3 by Moody's, or similarly rated by another nationally recognized statistical rating organization (“NRSRO”), or, if unrated, determined by the Manager or a sub-advisor to be of comparable quality. Along with securities of distressed companies, junk bonds are often considered to be speculative and involve significantly higher risk of default on the payment of principal and interest or are more likely to experience significant price fluctuation due to changes in the issuer's creditworthiness. Market prices of these securities may fluctuate more than higher-rated debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. Securities of distressed companies include both debt and equity securities. Issuers of lower-rated and distressed company securities may be involved in restructurings or bankruptcy proceedings that may not be successful. Although the market for high yield corporate debt securities and securities of distressed companies has been in existence for many years and has weathered previous economic downturns, the market in recent years has experienced a dramatic increase in the large-scale use of such securities to fund highly leveraged corporate acquisitions and restructurings. Accordingly, past experience may not provide an accurate indication of future performance of the high yield bond market, especially during periods of economic recession. See “Appendix A—Description of Ratings.”

The market for lower-rated securities and debt securities of distressed companies may be less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. If market quotations are not available, these securities will be valued in accordance with procedures established by the Board, including the use of outside pricing services. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by a Fund to value its portfolio securities and the Fund's ability to dispose of these lower-rated debt securities.

Since the risk of default is higher for lower-quality securities, the research and credit analysis of the portfolio manager(s) are an integral part of managing any securities of this type. In considering junk bond investments, the portfolio manager(s) will attempt to identify those issuers of high yielding securities whose financial conditions are adequate to meet future obligations, have improved, or are expected to improve in the future. The analysis of the portfolio manager(s) focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer. There can be no assurance that such analysis will prove accurate.

A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as security holder to seek to protect the interests of security holders if it determines this to be in the best interest of shareholders.

Hybrid Instruments

Hybrid instruments (a type of potentially high-risk derivative) that the Funds may invest in have been developed and combine the elements of futures contracts or options with those of debt, preferred equity, or a depository instrument (hereinafter “hybrid instruments”). Generally, a hybrid instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit, or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption, or retirement is determined by reference to prices, changes in prices, or differences between prices of securities, currencies, intangibles, goods, articles, or commodities (collectively “underlying assets”) or by another objective index, economic factor, or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively “benchmarks”). Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

Hybrid instruments can be efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a US dollar-denominated hybrid instrument whose redemption price is linked to the average 3-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate were lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, a Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and

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lowering transaction costs. Of course, there is no guarantee that the strategy will be successful, and a Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instruments.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in US dollars, or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the benchmarks or the prices of underlying assets to which the instrument is linked. Such risks generally depend upon factors that are unrelated to the operations or credit quality of the issuer of the hybrid instrument and that may not be readily foreseen by the purchaser, such as economic and political events, the supply of and demand for the underlying assets, and interest rate movements. In recent years, various benchmarks and prices for underlying assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor and, therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between a Fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty or issuer of the hybrid instrument would be an additional risk factor, which the Fund would have to consider and monitor. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures by US persons, the SEC, which regulates the offer and sale of securities by and to US persons, or any other governmental regulatory authority.

The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the NAV of a Fund.

Illiquid and Restricted Investments

Each Fund is permitted to invest up to 15% of its respective net assets in illiquid investments. For purposes of a Fund's 15% limitation, illiquid investment means any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to the 1940 Act and applicable rules and regulations thereunder. Illiquid investments, for purposes of this policy, include repurchase agreements maturing in more than seven calendar days.

Each Fund may purchase privately placed debt and other securities whose resale is restricted under applicable securities laws. Each Fund may invest in restricted securities, including securities eligible for resale without registration pursuant to Rule 144A (“Rule 144A Securities”) under the 1933 Act. Rule 144A exempts many privately placed and legally restricted securities from the registration requirements of the 1933 Act and permits such securities to be freely traded among certain institutional buyers such as the Funds. Restricted securities may involve some additional risk since they can be resold only in privately negotiated transactions or after registration under applicable securities laws. The registration process may involve delays which would result in a Fund obtaining a less favorable price on a resale.

The Manager is responsible for the day-to-day functions of determining whether or not individual Rule 144A Securities are liquid for purposes of a Fund's limitation on investments in illiquid investments. The Manager considers the following factors in determining the liquidity of a Rule 144A Security: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

If the Manager determines that a Rule 144A Security which was previously determined to be liquid is no longer liquid and, as a result, a Fund's holdings of illiquid investments exceed its limit on investment in such investments, the Manager will determine what action shall be taken to ensure that the Fund continues to adhere to such limitation.

Initial Public Offerings

Under certain market conditions, a Fund may invest in a company at the time of its initial public offering (IPO).

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Companies involved in IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading, and limited investor information. IPOs may be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

Inverse Floaters

Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. The prices of inverse floaters can be considerably more volatile than the prices of bonds with comparable maturities.

Investment Companies

Each Fund may invest in other investment companies, including ETFs, to the extent permitted by the 1940 Act, SEC rules thereunder and exemptions thereto.

With respect to unaffiliated funds in which a Fund may invest, Section 12(d)(1)(A) of the 1940 Act requires that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of the Fund's total assets will be invested in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. A Fund will limit its investments in unaffiliated funds in accordance with the Section 12(d)(1)(A) limitations set forth above, except to the extent that any rules, regulations or no-action or exemptive relief under the 1940 Act permit the Fund's investments to exceed such limits in unaffiliated underlying funds. To the extent that a Fund invests in another investment company, because other investment companies pay advisory, administrative and service fees that are borne indirectly by investors, such as the Fund, there may be duplication of investment management and other fees.

Each Fund may invest in securities issued by closed-end funds, subject to any of its investment policies. If a Fund invests in shares issued by leveraged closed-end funds, it will face certain risks associated with leveraged investments. Investments in closed-end funds are subject to additional risks. For example, the price of the closed-end fund's shares quoted on an exchange may not reflect the NAV of the securities held by the closed-end fund, and the premium or discount the share prices represent versus NAV may change over time based on a variety of factors, including supply of and demand for the closed-end fund's shares, that are outside the closed-end fund's control or unrelated to the value of the underlying portfolio securities. If a Fund invests in the closed-end fund to gain exposure to the closed-end fund's investments, the lack of correlation between the performance of the closed-end fund's investments and the closed-end fund's share price may compromise or eliminate any such exposure.

To the extent that a Fund invests in an ETF, the market value of the ETF shares may differ from its NAV because the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying securities. Also, ETFs that track particular indices typically will be unable to match the performance of the index exactly due to the ETFs' operating expenses and transaction costs.

Loans and Other Indebtedness

Each Fund may purchase loans and other indebtedness.

In purchasing a loan, a Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate, governmental or other borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of nonpayment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs, and other corporate activities. Such loans are typically made by a syndicate of lending institutions, represented by an agent lending institution that has negotiated and structured the loan and is responsible for collecting interest, principal, and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternatively, such loans may be structured as a novation, pursuant to which a Fund would assume all of the rights of the lending institution in a loan or as an assignment, pursuant to which a Fund would purchase an assignment of a portion of a lender's interest in a loan either directly from the lender or through an intermediary.

A Fund may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

Certain of the loans and the other indebtedness acquired by a Fund may involve revolving credit facilities or other standby financing commitments which obligate a Fund to pay additional cash on a certain date or on demand. These commitments may require a Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). A Fund's ability to receive payment of principal, interest, and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loans and other indebtedness that a Fund will purchase, the Manager will rely upon its own (and not the original lending institution's) credit analysis of the borrower. As a Fund may be required to rely upon another lending institution to collect and pass onto the Fund amounts payable with respect to the loan and to enforce the Fund's rights under the loan and other indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. In such cases, a Fund will evaluate as well the creditworthiness of the lending institution and will treat both the borrower and the lending institution as an “issuer” of the loan for purposes of compliance with

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applicable law pertaining to the diversification of the Fund's portfolio investments. The highly leveraged nature of many such loans and other indebtedness may make such loans and other indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other indebtedness may involve additional risk to a Fund.

Master Limited Partnerships (“MLPs”)

The Funds may invest in MLPs. An MLP is a publicly traded company organized as a limited partnership or limited liability company and treated as a partnership for federal income tax purposes.

MLPs may derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. When investing in an MLP, a Fund intends to purchase publicly traded common units issued to limited partners of the MLP. The general partner of an MLP is typically owned by one or more of the following: a major energy company, an investment fund, or the direct management of the MLP. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership's operations and management.

MLPs combine the tax advantages of a partnership with the liquidity of a publicly traded stock. MLP income is generally not subject to entity-level tax. Instead, an MLP's income, gain, loss, deductions and other tax items pass through to common unitholders.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner that results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership's cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

MLP common units represent limited partnership interests in the MLP. Common units are listed and traded on US securities exchanges, with their values fluctuating predominantly based on prevailing market conditions and the success of the MLP. To the extent that a Fund invests in MLPs, it intends to purchase common units in market transactions. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability annually to elect directors. In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the MLP. A Fund intends to invest in MLPs only to an extent and in a manner consistent with the Fund's qualification as a regulated investment company.

An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. Although common unitholders are generally limited in their liability, similar to a corporation's shareholders, creditors typically have the right to seek the return of distributions made to such unitholders if the liability in question arose before the distribution was paid. This liability may stay attached to the common unitholder even after the units are sold. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Investments held by MLPs may be relatively illiquid, limiting the MLPs' ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

Certain diversification and income requirements imposed by the Internal Revenue Code will limit the Funds' ability to invest in MLP securities. In addition, a Fund's ability to meet its investment objective may depend in part on the level of taxable income and distributions and dividends received from the MLP securities in which the Fund invests, a factor over which the Fund has no control. The benefit derived from a Fund's investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution would be reduced and distributions received by a Fund would be taxed entirely as dividend income.

As a limited partner in the MLPs in which a Fund invests, the Fund will receive a pro rata share of income, gains, losses and deductions from those MLPs. Historically, a significant portion of income from such MLPs has been offset by tax deductions. A Fund's shareholders will incur a current tax liability on that portion of an MLP's income and gains that is not offset by tax deductions and losses. The percentage of an MLP's income and gains that is offset by tax deductions and losses will fluctuate over time for various reasons.

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Mortgage-Backed Securities (“MBS”)

A Fund may invest in MBS issued or guaranteed by the US government, its agencies or instrumentalities or government-sponsored corporations or those issued by certain private, non-government corporations, such as financial institutions.

Overview. MBS, also referred to as mortgage securities or mortgage-related securities, represent an ownership interest in a pool of mortgage loans, usually originated by mortgage bankers, commercial banks, savings and loan associations, savings banks, and credit unions to finance purchases of homes, commercial buildings, or other real estate. The individual mortgage loans are packaged or “pooled” together for sale to investors. These mortgage loans may have either fixed or adjustable interest rates. A guarantee or other form of credit support may be attached to an MBS to protect against default on obligations.

As the underlying mortgage loans are paid off, investors receive principal and interest payments, which “pass-through” when received from individual borrowers, net of any fees owed to the administrator, guarantor, or other service providers. Some MBS make payments of both principal and interest at a range of specified intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond).

MBS are based on different types of mortgages, including those on commercial real estate or residential properties. The primary issuers or guarantors of MBS have historically been Ginnie Mae, Fannie Mae, and Freddie Mac. Other issuers of MBS include commercial banks and other private lenders.

Ginnie Mae is a wholly owned US government corporation within the Department of Housing and Urban Development. Ginnie Mae guarantees the principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers). Ginnie Mae also guarantees the principal and interest on securities backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”). Ginnie Mae's guarantees are backed by the full faith and credit of the US government. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of MBS nor do they extend to the value of a Fund's shares which will fluctuate daily with market conditions.

Fannie Mae is a government-sponsored corporation, but its common stock is owned by private stockholders. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions, and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae, but are not backed by the full faith and credit of the US government.

Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the 12 Federal Home Loan Banks but now its common stock is owned entirely by private stockholders. Freddie Mac issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the US government.

Although the MBS of Fannie Mae and Freddie Mac are not backed by the full faith and credit of the US government, the Secretary of the Treasury has the authority to support Fannie Mae and Freddie Mac by purchasing limited amounts of their respective obligations. The yields on these MBS have historically exceeded the yields on other types of US government securities with comparable maturities due largely to their prepayment risk. The US government, in the past, provided financial support to Fannie Mae and Freddie Mac, but no assurance can be given that the US government will continue to do so.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers, and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer, or director of Fannie Mae and Freddie Mac. FHFA selected a new chief executive officer and chairman of the board of directors for each of Fannie Mae and Freddie Mac. Also, the US Treasury entered into a Senior Preferred Stock Purchase Agreement imposing various covenants that severely limit each enterprise's operations.

Fannie Mae and Freddie Mac continue to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations associated with its MBS. The FHFA has the power to repudiate any contract entered into by Fannie Mae and Freddie Mac prior to FHFA's appointment as conservator or receiver, including the guaranty obligations of Fannie Mae and Freddie Mac. Accordingly, securities issued by Fannie Mae and Freddie Mac will involve a risk of nonpayment of principal and interest.

MBS that are issued or guaranteed by the US government, its agencies or instrumentalities, are not subject to a Fund's industry concentration restrictions, set forth under “Fundamental Investment Policies,” by virtue of the exclusion from that test available to securities issued or guaranteed by the US government or any of its agencies or instrumentalities. In the case of privately issued MBS, a Fund categorizes, where possible, the securities by the issuer's industry for purposes of the Fund's industry concentration restrictions.

Private MBS. Issuers of private MBS, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers, are not US government agencies and may be both the originators of the underlying mortgage loans as well as the guarantors of the MBS, or they may partner with a government entity by issuing mortgage loans guaranteed or sponsored by the US government or a US government agency or sponsored enterprise. Pools of mortgage loans created by private issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or government agency guarantees of payment. The risk of loss due to default on private MBS is historically higher because neither the US government nor an agency or instrumentality has guaranteed them. Timely payment of interest and principal is, however, generally supported by various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance. Government entities, private insurance companies or the private mortgage poolers issue the insurance and guarantees. The insurance and

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guarantees and the creditworthiness of their issuers will be considered when determining whether an MBS meets a Fund's quality standards. The Funds may buy MBS without insurance or guarantees if, through an examination of the loan experience and practices of the poolers, the Manager determines that the securities meet the Funds' quality standards. Private MBS whose underlying assets are neither US government securities nor US government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, may also be subject to a greater risk of default than other comparable securities in the event of adverse economic, political, or business developments that may affect such region and, ultimately, the ability of property owners to make payments of principal and interest on the underlying mortgages. Nongovernment MBS are generally subject to greater price volatility than those issued, guaranteed or sponsored by government entities because of the greater risk of default in adverse market conditions. Where a guarantee is provided by a private guarantor, a Fund is subject to the credit risk of such guarantor, especially when the guarantor doubles as the originator.

CMOs and REMICs. Some MBS known as collateralized mortgage obligations (“CMOs”) are divided into multiple classes. Each of the classes is allocated a different share of the principal and/or interest payments received from the pool according to a different payment schedule depending on, among other factors, the seniority of a class relative to their classes. Other MBS such as real estate mortgage investment conduits (“REMICs”) are also divided into multiple classes with different rights to the interest and/or principal payments received on the pool of mortgages. A CMO or REMIC may designate the most junior of the securities it issues as a “residual” which will be entitled to any amounts remaining after all classes of shareholders (and any fees or expenses) have been paid in full. Some of the different rights may include different maturities, interest rates, payment schedules, and allocations of interest and/or principal payments on the underlying mortgage loans. Multi-class pass-through securities are equity interests in a trust composed of mortgage loans or other MBS. Payments of principal and interest on the underlying collateral provide the resources to pay the debt service on CMOs or REMICs or to make scheduled distributions on the multi-class pass-through securities. Unless the context indicates otherwise, the discussion of CMOs below also applies to REMICs and multi-class pass-through securities.

All the risks applicable to a traditional MBS also apply to the CMO or REMIC taken as a whole, even though certain classes of the CMO or REMIC will be protected against a particular risk by subordinated classes. The risks associated with an investment in a particular CMO or REMIC class vary substantially depending on the combination of rights associated with that class. An investment in the most subordinated classes of a CMO or REMIC bears a disproportionate share of the risks associated with MBS generally, be it credit risk, prepayment or extension risk (the risk of a security's expected maturity being reduced or lengthened in duration due to a change of the timing of payment), interest rate risk, income risk, market risk, liquidity risk or any other risk associated with a debt or equity instrument with similar features to the relevant class. As a result, an investment in the most subordinated classes of a CMO or REMIC is often riskier than an investment in other types of MBS.

CMOs are generally required to maintain more collateral than REMICs to collateralize the CMOs being issued. Most REMICs are not subject to the same minimum collateralization requirements and may be permitted to issue the full value of their assets as securities, without reserving any amount as collateral. As a result, an investment in the subordinated classes of a REMIC may be riskier than an investment in equivalent classes of a CMO.

CMOs may be issued, guaranteed or sponsored by governmental entities or by private entities. Consequently, they involve risks similar to those of traditional MBS that have been issued, guaranteed, or sponsored by such government and/or private entities. For example, a Fund is generally exposed to a greater risk of loss due to default when investing in CMOs that have not been issued, guaranteed, or sponsored by a government entity.

CMOs are typically issued in multiple classes. Each class, often referred to as a “tranche,” is issued at a specified coupon rate or adjustable rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying CMOs may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on most classes of a CMO on a monthly, quarterly or semiannual basis. The principal and interest on the mortgages underlying CMOs may be allocated among the several classes in many ways. In a common structure, payments of principal on the underlying mortgages, including any principal prepayments, are applied to the classes of a series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class until all other classes having an earlier stated maturity or final distribution date have been paid in full.

The Funds may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass through certificates. Parallel-pay CMOs and multi-class passthrough certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass through structure that includes PAC securities must also have support tranches — known as support bonds, companion bonds or non-PAC bonds — which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk.

One or more classes of a CMO may have interest rates that reset periodically as adjustable-rate mortgage loans (“ARMs”) do. These adjustable rate classes are known as “floating-rate CMOs” and are subject to most risks associated with ARMs. Floating-rate CMOs may be backed by fixed- or adjustable-rate mortgages. To date, fixed-rate mortgages have been more commonly used for this purpose. Floating-rate CMOs are typically issued with lifetime “caps” on the interest rate. These caps, similar to the caps on ARMs, limit a Fund's potential to gain from rising interest rates and increase the sensitivity of the CMO's price to interest rate changes while rates remain above the cap.

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Timely payment of interest and principal (but not the market value and yield) of some of these pools is supported by various forms of insurance or guarantees issued by private issuers, those who pool the mortgage assets and, in some cases, by US government agencies.

CMOs involve risks including the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral, and risks resulting from the structure of the particular CMO transaction and the priority of the individual tranches. The prices of some CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may be less liquid than other types of MBS. As a result, it may be difficult or impossible to sell the securities at an advantageous price or time under certain circumstances. Yields on privately issued CMOs have been historically higher than the yields on CMOs issued and guaranteed by US government agencies or instrumentalities. The risk of loss due to default on privately issued CMOs, however, is historically higher since the US government has not guaranteed them.

To the extent any privately issued CMOs in which a Fund invests are considered by the SEC to be an investment company, the Fund will limit its investments in such securities in a manner consistent with the provisions of the 1940 Act.

Commercial mortgage-backed securities (“CMBS”). CMBS are issued by special purpose entities that represent an undivided interest in a portfolio of mortgage loans backed by commercial properties. The loans are collateralized by various types of commercial property, which include, but are not limited to, multifamily housing, retail shopping centers, office space, hotels, and healthcare facilities. Private lenders, such as banks or insurance companies, originate these loans and then sell the loans directly into a CMBS trust or other entity. CMBS are subject to credit risk, prepayment risk, and extension risk. The Manager, through its careful credit analysis, attempts to address the risk of an issuer being unable to make timely payments of interest and principal. Although prepayment risk is present, it is of a lesser degree in CMBS than in the residential mortgage market.

Stripped mortgage securities. Some MBS referred to as stripped MBS are divided into classes which receive different proportions of the principal and interest payments or, in some cases, only payments of principal or interest (but not both). Other MBS referred to as net interest margin (“NIM”) securities give the investor the right to receive any excess interest earned on a pool of mortgage loans remaining after all classes and service providers have been paid in full. Stripped MBS may be issued by government or private entities. Stripped MBS issued or guaranteed by agencies or instrumentalities of the US government are typically more liquid than privately issued stripped MBS.

Stripped MBS are usually structured with two classes, each receiving different proportions of the interest and principal distributions on a pool of mortgage assets. In most cases, one class receives all of the interest (the interest-only or “IO” class), while the other class receives all of the principal (the principal-only or “PO” class). The return on an IO class is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on any IO class held by the Funds. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup its initial investment fully, even if the securities are rated in the highest rating categories, AAA or Aaa, by S&P or Moody's, respectively.

NIM securities represent a right to receive any “excess” interest computed after paying coupon costs, servicing costs and fees and any credit losses associated with the underlying pool of home equity loans. Like traditional stripped MBS, the return on a NIM security is sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying home equity loans. NIM securities are highly sensitive to credit losses on the underlying collateral and the timing in which those losses are taken.

Stripped MBS and NIM securities tend to exhibit greater market volatility in response to changes in interest rates than other types of MBS and are purchased and sold by institutional investors, such as a Fund, through investment banking firms acting as brokers or dealers. Some of these securities may be deemed “illiquid” and therefore subject to a Fund's limitation on investment in illiquid investments and the risks associated with illiquidity.

Mortgage loan and home equity loan pools offering pass-through investments in addition to those described above may be created in the future. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term, fixed-rate mortgages. As new types of mortgage and home equity loan securities are developed and offered to investors, a Fund may invest in them if they are consistent with the Fund's goals, policies and quality standards.

Additional risks. In addition to the special risks described below, MBS are subject to many of the same risks as other types of debt securities. The market value of MBS, like other debt securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. MBS differ from conventional debt securities in that most MBS are pass-through securities. This means that they typically provide investors with periodic payments (typically monthly) consisting of a pro rata share of both regular interest and principal payments, as well as unscheduled early prepayments, on the underlying mortgage pool (net of any fees paid to the issuer or guarantor of such securities and any applicable loan servicing fees). As a result, the holder of the MBS (i.e., a Fund) receives scheduled payments of principal and interest and may receive unscheduled principal payments representing prepayments on the underlying mortgages. The rate of prepayments on the underlying mortgages generally increases as interest rates decline, and when a Fund reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the existing MBS. For this reason, pass-through MBS may have less potential for capital appreciation as interest rates decline and may be less effective than other types of US government or other debt securities as a means of “locking in” long-term interest rates. In general, fixed rate MBS have greater exposure to this “prepayment risk” than variable rate securities.

An unexpected rise in interest rates could extend the average life of an MBS because of a lower than expected level of prepayments or higher than expected amounts of late payments or defaults. In addition, to the extent MBS are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holder's principal investment to the extent of the premium paid. On the other hand, if MBS are purchased at a

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discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income that, when distributed to shareholders, will generally be treated as ordinary income. Regulatory or tax changes may also adversely affect the MBS market as a whole.

Guarantees. The existence of a guarantee or other form of credit support on an MBS usually increases the price that a Fund pays for the security. There is always the risk that the guarantor will default on its obligations. When the guarantor is the US government, there is minimal risk of guarantor default. However, the risk remains if the credit support or guarantee is provided by a private party or a US government agency or sponsored enterprise. Even if the guarantor meets its obligations, there can be no assurance that the type of guarantee or credit support provided will be effective at reducing losses or delays to investors, given the nature of the default. A guarantee only assures timely payment of interest and principal, not a particular rate of return on a Fund's investment or protection against prepayment or other risks. The market price and yield of the MBS at any given time are not guaranteed and are likely to fluctuate.

Municipal Bonds

Municipal bonds are generally understood to include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, and water and sewer works. Other public purposes for which municipal bonds may be issued include the refunding of outstanding obligations, obtaining funds for general capital expenses, and the obtaining of funds to lend to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities, and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposals. Such obligations are included within the term “municipal bonds” provided that the interest paid thereon qualifies as exempt from federal income tax in the opinion of bond counsel to the issuer. In addition, the interest paid on industrial development bonds, the proceeds from which are used for the construction, equipment, repair, or improvement of privately operated industrial or commercial facilities, may be exempt from federal income tax, although current federal tax laws place substantial limitations on the size of such issues.

The two principal classifications of municipal bonds are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, but not from the general taxing power. Tax exempt industrial development bonds are, in most cases, revenue bonds and do not generally carry the pledge of the credit of the issuer of such bonds. There are, of course, variations in the security of municipal bonds, both within a particular classification and between classifications.

The yields on municipal bonds are dependent on a variety of factors, including general money market conditions, general conditions of the municipal bond market, size of a particular offering, maturity of the obligations, and rating of the issue. The imposition of a Fund's management fee, as well as other operating expenses, will have the effect of reducing the yield to investors.

Tender option bonds. A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal security's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. A Fund's investment adviser will consider on an ongoing basis the creditworthiness of the issuer of the underlying municipal securities, of any custodian, and of the third-party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal securities and for other reasons.

Options

Options, a type of potentially high-risk derivative, give the investor the right (where the investor purchases the option), or the obligation (where the investor “writes” or sells the option), to buy or sell an asset at a predetermined price in the future. Options contracts may be bought or sold for any number of reasons, including: to manage a Fund's exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting a Fund's overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and as a cash management tool. Call or put options may be purchased or sold on securities, financial indices, and foreign currencies. Options may not always be successful hedges; their prices can be highly volatile; and using them could lower a Fund's total return. Optimum Fixed Income Fund may purchase and write call and put options and may engage in option strategies for hedging and/or non-hedging purposes.

A Fund may write covered call options from time to time on such portion of its portfolio, without limit, as the investment adviser determines is appropriate in seeking to obtain the Fund's investment objective. Optimum Large Cap Growth Fund, Optimum Small-Mid Cap Value Fund, Optimum Large Cap Value Fund, Optimum International Fund, and Optimum Small-Mid Cap Growth Fund will write call options only on a covered basis, which means that each Fund will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, the Fund would

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be required to continue to hold a security that it might otherwise wish to sell or deliver a security it would want to hold. A Fund also may purchase call options. The advantage of purchasing call options is that the Fund may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with portfolio transactions.

A Fund may purchase put options. A put option purchased by a Fund gives it the right to sell one of its securities for an agreed upon price up to an agreed upon date. A Fund may purchase put options in order to protect against a decline in market value of the underlying security below the exercise price less the premium paid for the option (“protective puts”). A Fund may sell a put option purchased on individual portfolio securities.

A Fund may write call options and purchase put options on certain stock indices and enter into closing transactions in connection therewith. A Fund also may sell a put option purchased on stock indices. A Fund also may purchase call options on stock indices and enter into closing transactions in connection therewith. Optimum Large Cap Growth Fund, Optimum Small-Mid Cap Value Fund, Optimum Large Cap Value Fund, Optimum International Fund, and Optimum Small-Mid Cap Growth Fund will not engage in transactions in options on stock indices for speculative purposes but only to protect appreciation attained, to offset capital losses and to take advantage of the liquidity available in the option markets. A Fund also may purchase or sell (write) put options on securities as a means of achieving additional return or of hedging the value of the Fund's portfolio. Optimum Large Cap Growth Fund, Optimum Small-Mid Cap Value Fund, Optimum Large Cap Value Fund, Optimum International Fund, and Optimum Small-Mid Cap Growth Fund will write only “covered” options.

To the extent authorized to engage in option transactions, a Fund may invest in options that are exchange listed or traded over-the-counter. Certain over-the-counter options may be illiquid. A Fund will enter into an option position only if there appears to be a liquid market for such options. However, there can be no assurance that a liquid secondary market will be maintained. Thus, it may not be possible to close option positions, which may have an adverse impact on a Fund's ability to effectively hedge its securities. A Fund will enter into such options only to the extent consistent with its limitations on investments in illiquid investments.

Overview. An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy an underlying reference instrument, such as a specified security, currency, index, or other instrument, from the writer of the option (in the case of a call option), or to sell a specified reference instrument to the writer of the option (in the case of a put option) at a designated price during the term of the option. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying reference instrument; the remaining term of the option, supply, demand, or interest rates; and/or currency exchange rates. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Put and call options are traded on national securities exchanges and in the OTC market.

Options traded on national securities exchanges are within the jurisdiction of the SEC or other appropriate national securities regulator, as are securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all option positions entered into on a national securities exchange in the US are cleared and guaranteed by the Options Clearing Corporation, thereby reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements. There is no assurance, however, that higher than anticipated trading activity or other unforeseen events might not temporarily render the capabilities of the Options Clearing Corporation inadequate, and thereby result in the exchange instituting special procedures which may interfere with the timely execution of a Fund's orders to close out open options positions.

Purchasing call and put options. As the buyer of a call option, a Fund has a right to buy the underlying reference instrument (e.g., a currency or security) at the exercise price at any time during the option period (for American style options). A Fund may enter into closing sale transactions with respect to call options, exercise them, or permit them to expire. For example, a Fund may buy call options on underlying reference instruments that it intends to buy with the goal of limiting the risk of a substantial increase in their market price before the purchase is effected. Unless the price of the underlying reference instrument changes sufficiently, a call option purchased by a Fund may expire without any value to the Fund, in which case the Fund would experience a loss to the extent of the premium paid for the option plus related transaction costs.

As the buyer of a put option, a Fund has the right to sell the underlying reference instrument at the exercise price at any time during the option period (for American style options). As with a call option, a Fund may enter into closing sale transactions with respect to put options, exercise them or permit them to expire. A Fund may buy a put option on an underlying reference instrument owned by the Fund (a protective put) as a hedging technique in an attempt to protect against an anticipated decline in the market value of the underlying reference instrument. Such hedge protection is provided only during the life of the put option when a Fund, as the buyer of the put option, is able to sell the underlying reference instrument at the put exercise price, regardless of any decline in the underlying instrument's market price. A Fund may also seek to offset a decline in the value of the underlying reference instrument through appreciation in the value of the put option. A put option may also be purchased with the intent of protecting unrealized appreciation of an instrument when the Manager deems it desirable to continue to hold the instrument because of tax or other considerations. The premium paid for the put option and any transaction costs would reduce any short-term capital gain that may be available for distribution when the instrument is eventually sold. Buying put options at a time when the buyer does not own the underlying reference instrument allows the buyer to benefit from a decline in the market price of the underlying reference instrument, which generally increases the value of the put option.

If a put option were not terminated in a closing sale transaction when it has remaining value, and if the market price of the underlying reference instrument remains equal to or greater than the exercise price during the life of the put option, the buyer would not make any gain upon exercise of the option and would

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experience a loss to the extent of the premium paid for the option plus related transaction costs. In order for the purchase of a put option to be profitable, the market price of the underlying reference instrument must decline sufficiently below the exercise price to cover the premium and transaction costs.

Writing call and put options. Writing options may permit the writer to generate additional income in the form of the premium received for writing the option. The writer of an option may have no control over when the underlying reference instruments must be sold (in the case of a call option) or purchased (in the case of a put option) because the writer may be notified of exercise at any time prior to the expiration of the option (for American style options). Whether or not an option expires unexercised, the writer retains the amount of the premium. Writing “covered” call options means that the writer owns the underlying reference instrument that is subject to the call option. Optimum Large Cap Growth Fund, Optimum Small-Mid Cap Value Fund, Optimum Large Cap Value Fund, Optimum International Fund, and Optimum Small-Mid Cap Growth Fund will write call options on a covered basis only.

As the writer of a covered call option, a Fund gives up the potential for capital appreciation above the exercise price of the option should the underlying reference instrument rise in value. If the value of the underlying reference instrument rises above the exercise price of the call option, the reference instrument will likely be “called away,” requiring a Fund to sell the underlying instrument at the exercise price. In that case, a Fund will sell the underlying reference instrument to the option buyer for less than its market value, and the Fund will experience a loss (which will be offset by the premium received by the Fund as the writer of such option). If a call option expires unexercised, a Fund will realize a gain in the amount of the premium received. If the market price of the underlying reference instrument decreases, the call option will not be exercised and a Fund will be able to use the amount of the premium received to hedge against the loss in value of the underlying reference instrument. The exercise price of a call option will be chosen based upon the expected price movement of the underlying reference instrument. The exercise price of a call option may be below, equal to (at-the-money), or above the current value of the underlying reference instrument at the time the option is written.

As the writer of a put option, a Fund has a risk of loss should the underlying reference instrument decline in value. If the value of the underlying reference instrument declines below the exercise price of the put option and the put option is exercised, the Fund, as the writer of the put option, will be required to buy the instrument at the exercise price, which will exceed the market value of the underlying reference instrument at that time. A Fund will incur a loss to the extent that the current market value of the underlying reference instrument is less than the exercise price of the put option. However, the loss will be offset in part by the premium received from the buyer of the put. If a put option written by a Fund expires unexercised, the Fund will realize a gain in the amount of the premium received.

Closing out options (exchange-traded options). As the writer of an option, if a Fund wants to terminate its obligation, the Fund may effect a “closing purchase transaction” by buying an option of the same series as the option previously written. The effect of the purchase is that the clearing corporation will cancel a Fund's position. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, the buyer of an option may recover all or a portion of the premium that it paid by effecting a “closing sale transaction” by selling an option of the same series as the option previously purchased and receiving a premium on the sale. There is no guarantee that either a closing purchase or a closing sale transaction may be made at a time desired by a Fund. Closing transactions allow a Fund to terminate its positions in written and purchased options. A Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the original option (in the case of written options) or is more than the premium paid by the Fund to buy the option (in the case of purchased options). For example, increases in the market price of a call option sold by a Fund will generally reflect increases in the market price of the underlying reference instrument. As a result, any loss resulting from a closing transaction on a written call option is likely to be offset in whole or in part by appreciation of the underlying instrument owned by a Fund.

Over-the-counter (“OTC”) options. Like exchange-traded options, OTC options give the holder the right to buy from the writer, in the case of OTC call options, or sell to the writer, in the case of OTC put options, an underlying reference instrument at a stated exercise price. OTC options, however, differ from exchange-traded options in certain material respects.

OTC options are arranged directly with dealers and not with a clearing corporation or exchange. Consequently, there is a risk of nonperformance by the dealer, including because of the dealer's bankruptcy or insolvency. While a Fund uses only counterparties, such as dealers, that meet its credit quality standards, in unusual or extreme market conditions, a counterparty's creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited. Because there is no exchange, pricing is typically done based on information from market makers or other dealers. OTC options are available for a greater variety of underlying reference instruments and in a wider range of expiration dates and exercise prices than exchange-traded options.

There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. A Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. When a Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer with which the Fund originally wrote the option. A Fund may suffer a loss if it is not able to exercise the option (in the case of a purchased option) or enter into a closing sale transaction on a timely basis.

Risks of options. A Fund's options investments involve certain risks, including general risks related to derivatives instruments. There can be no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and a Fund may have difficulty effecting closing transactions in particular options. Therefore, a Fund would have to exercise the options it purchased in order to realize any profit, thus taking or making delivery of the underlying reference instrument when not desired. A Fund could then incur transaction costs upon the sale of the underlying reference instruments. Similarly, when a Fund cannot effect a closing transaction with respect to a put option it wrote, and the buyer exercises, the Fund would be required to take delivery and would incur transaction costs upon the sale of the underlying reference instruments purchased. If a Fund, as a covered call

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option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying reference instrument until the option expires, it delivers the underlying instrument upon exercise, or it segregates enough liquid assets to purchase the underlying reference instrument at the marked-to-market price during the term of the option. When trading options on non-US exchanges or in the OTC market, many of the protections afforded to exchange participants will not be available. For example, there may be no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over an indefinite period of time.

The effectiveness of an options strategy for hedging depends on the degree to which price movements in the underlying reference instruments correlate with price movements in the relevant portion of a Fund's portfolio that is being hedged. In addition, a Fund bears the risk that the prices of its portfolio investments will not move in the same amount as the option it has purchased or sold for hedging purposes, or that there may be a negative correlation that would result in a loss on both the investments and the option. If the Manager is not successful in using options in managing a Fund's investments, the Fund's performance will be worse than if the Manager did not employ such strategies.

Preferred Securities

Preferred securities represent an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company's common stock, and thus also represent an ownership interest in that company.

Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company's preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Real Estate Investment Trusts (“REITs”)

The Funds may invest in REITs.

REITs are pooled investment vehicles that invest primarily in income-producing real estate or in mortgages and loans collateralized by real estate. “Equity” REITs are real estate companies that own and manage income-producing properties such as apartments, hotels, shopping centers, or office buildings. The income, primarily rent from these properties, is generally passed on to investors in the form of dividends. These companies provide experienced property management and generally concentrate on a specific geographic region or property type. “Mortgage” REITs make loans to commercial real estate developers and earn income from interest payments. A hybrid REIT combines the characteristics of Equity REITs and Mortgage REITs, generally by holding both ownership interest and mortgage interests in real estate. Although not required, the Manager anticipates that under normal circumstances the Funds will invest primarily in Equity REITs. Although the REIT structure originated in the US, a number of countries around the world have adopted, or are considering adopting, similar REIT and REIT-like structures.

For US federal tax law purposes, to qualify as a REIT, a company must derive at least 75% of its gross income from real estate sources (rents, mortgage interest, or gains from the sale of real estate assets), and at least 95% of its gross income from real estate sources, plus dividends, interest, and gains from the sale of securities. Real property, mortgage loans, cash, and certain securities must comprise 75% of a company's assets. In order to qualify as a REIT, a company must also make distributions to shareholders aggregating annually at least 90% of its REIT taxable income.

REIT risks. A Fund's investments in REITs present certain further risks that are unique and in addition to the risks associated with investing in the real estate industry in general. Equity REITs may be affected by any changes in the value of the underlying properties owned by the REITs and other factors and their prices tend to go up and down, while mortgage REITs may be affected by the quality of any credit extended. REITs are not diversified and are subject to the risks of financing projects. A REIT's performance depends on the types and locations of the properties it owns and on management skills. A decline in rental income may occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent, or poor management. REITs whose underlying assets include US long-term healthcare properties, such as nursing, retirement and assisted living homes, may be impacted by US federal regulations concerning the healthcare industry. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows.

REITs (especially mortgage REITs) are also subject to interest rate risks — when interest rates decline, the value of a REIT's investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable-rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

Because REITs typically are invested in a limited number of projects or in a particular market segment, REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than other securities. Loss of status as a qualified REIT under the US federal tax laws could adversely affect the value of a particular REIT or the market for REITs as a whole.

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Repurchase Agreements

Each Fund may, from time to time, enter into repurchase agreement transactions which are at least 102% collateralized by US government securities.

Under a repurchase agreement, a Fund agrees to buy securities guaranteed as to payment of principal and interest by the US government or its agencies or instrumentalities from a qualified bank or broker/dealer and then to sell the securities back to the bank or broker/dealer on an agreed upon date (generally less than seven days) at a higher price, which reflects currently prevailing short-term interest rates. Entering into repurchase agreements allows a Fund to earn a return on cash in the Fund's portfolio that would otherwise remain uninvested. The bank or broker/dealer must transfer to a Fund's custodian, as collateral, securities with an initial market value of at least 102% of the dollar amount paid by the Fund to the counterparty. The Manager will monitor the value of such collateral daily to determine that the value of the collateral equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker/dealer, including possible delays or restrictions upon a Fund's ability to sell the underlying securities and additional expenses in seeking to enforce the Fund's rights and recover any losses. A Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker/dealers that the Manager has determined, based on the information available at the time, present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. Although a Fund seeks to limit the credit risk under a repurchase agreement by carefully selecting counterparties and accepting only high-quality collateral, some credit risk remains. The counterparty could default, which may make it necessary for a Fund to incur expenses to liquidate the collateral. In addition, the collateral may decline in value before it can be liquidated by a Fund. A repurchase agreement with more than seven days to maturity may be considered an illiquid investment and may be subject to a Fund's investment restriction on illiquid investments.

Reverse Repurchase Agreements

The Funds are authorized to enter into reverse repurchase agreements.

A reverse repurchase agreement is the sale of a security by a Fund and its agreement to repurchase the security at a specified time and price. Under the 1940 Act, reverse repurchase agreements may be considered borrowings by a Fund; accordingly, the Fund will limit its investments in reverse repurchase agreements, together with any other borrowings, to no more than one-third of its total assets. The use of reverse repurchase agreements by a Fund creates leverage which increases the Fund's investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the costs of the agreements, a Fund's earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case.

“Roll” Transactions

The Funds may engage in “roll” transactions.

A “roll” transaction is the sale of securities together with a commitment, for which a Fund may receive a fee, to purchase similar, but not identical, securities at a future date. Although these transactions will not be entered into for leveraging purposes, to the extent a Fund's aggregate commitments under these transactions exceed its holdings of cash and securities that do not fluctuate in value (such as short-term money market instruments), the Fund temporarily will be in a leveraged position (i.e., it will have an amount greater than its net assets subject to market risk). Should the market value of a Fund's portfolio securities decline while it is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. As a Fund's aggregate commitments under these transactions increase, its leverage risk similarly increases.

Securities Lending

Each Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

A Fund may lend its securities pursuant to a security lending agreement (“Lending Agreement”) with The Bank of New York Mellon (“BNY Mellon”). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (ii) 105% with respect to foreign securities. With respect to each loan if, on any business day, the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan.

The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; certain obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities or establishments; certain obligations of supranational organizations, commercial paper, notes, bonds and other debt obligations; certificates of deposit, time deposits and other bank obligations; and asset-backed securities.

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A Fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to a Fund or, at the discretion of the lending agent, replace the loaned securities. A Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. A Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, a Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among a Fund, the security lending agent, and the borrower. A Fund records security lending income net of allocations to the security lending agent and the borrower.

Short Sales Against the Box

A Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities or for certain other limited purposes. If the value of the securities sold short increases prior to the scheduled delivery date, a Fund loses the opportunity to participate in the gain.

Short Sales of Exchange-Traded Funds

Optimum Fixed Income Fund may make short sales on exchange-traded funds in an attempt to isolate, manage, or reduce the risk of individual securities positions held by the Fund, of a decline in a particular market sector to which the Fund has significant exposure, or of the exposure to securities owned by the Fund in the aggregate. Such short sales may also be implemented in an attempt to manage the duration of the Fund's holdings. There is no assurance that any such short sales will achieve their intended objective(s). Short sales of exchange-traded funds will not be utilized for speculative purposes. The Fund's total investments in exchange-traded funds will not exceed 5% of net assets in any one exchange-traded fund and 10% in all positions in investment companies, including exchange-traded funds, in the aggregate.

Typically, short sales are transactions in which the Fund sells a security that the Fund has borrowed, but that it does not own and, at the time a short sale is effected, the Fund incurs an obligation to replace the security borrowed. The price at the time of replacement may be more or less than the price at which the security was sold by the Fund. When a short sale transaction is closed out by delivery of the security, any gain or loss on the transaction generally is taxable as short-term capital gain or loss. The Fund will incur a loss as a result of a short sale if the price of the security sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security; conversely, the Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security.

Moreover, although the trading price of a share of an exchange-traded fund normally tracks the net asset value of such a share, in times of market stress, this value relationship will not necessarily prevail. Any deviation between the net asset value per share of such exchange-traded fund and its trading price could create other risks for a fund if it held a short position in the securities of such an exchange-traded fund. Such other risks include the possibility of a larger loss on the short position than would otherwise be the case, the reduced likelihood that the intended benefit of the short position will achieve its objective(s), and the increased likelihood of a demand to replace the borrowed security at a time when obtaining such replacement security may be difficult or impossible at a reasonable price.

Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale, and potentially additional margin, will be retained by the broker from whom the security is borrowed, to the extent necessary to meet margin requirements, until the short position is closed out. The amount of any potential gain will be decreased, and the amount of any potential loss increased, by the amount of any premium or amounts in lieu of interest that the Fund may be required to pay in connection with a short sale.

Short-Term Debt Instruments and Temporary Investments

Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund, Optimum Small-Mid Cap Value Fund and Optimum Fixed Income Fund reserve the right to invest without limitation in cash, money market instruments or high quality short-term debt securities, including repurchase agreements, for temporary defensive purposes. Optimum International Fund reserves the right to invest without limitation in US securities, cash, money market instruments or high quality short-term debt securities, including repurchase agreements, for temporary defensive purposes. A Fund may, from time to time, invest all or part of its available assets in money market instruments maturing in one year or less. The types of instruments that a Fund may purchase are discussed in more detail in this SAI.

US Government Securities. Examples of types of US government obligations in which a Fund may invest include US Treasury obligations and the obligations of US government agencies such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the US, Small Business Administration, Fannie Mae, Ginnie Mae, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks, Maritime Administration, and other similar agencies. Whether backed by the full faith and credit of the US Treasury or not, US government securities are not guaranteed against price movements due to fluctuating interest rates.

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Investment Strategies and Risks

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US Treasury Obligations. US Treasury obligations consist of bills, notes, and bonds issued by the US Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) and Treasury Receipts (“TRs”).

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Receipts. Interests in separately traded interest and principal component parts of US government obligations that are issued by banks or brokerage firms and are created by depositing US government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the US Treasury. Receipts are sold as zero coupon securities.

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US Government Zero Coupon Securities. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

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US Government Agencies. Some obligations issued or guaranteed by agencies of the US government are supported by the full faith and credit of the US Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the US government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities or to the value of a Fund's shares.

Commercial Paper. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days. A Fund may invest in short-term promissory notes issued by corporations that, at the time of purchase, are rated P-1 and/or A-1. Commercial paper ratings P-1 by Moody's and A-1 by S&P are the highest investment grade category.

Obligations of Domestic Banks, Foreign Banks and Foreign Branches of US Banks. A Fund may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks are not covered by the Federal Deposit Insurance Corporation (“FDIC”) and may involve risks that are different from investments in securities of domestic branches of US banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions that might affect the payment of principal or interest on the securities held by a Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping requirements than those applicable to domestic branches of US banks. Bank obligations include the following:

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Bankers' Acceptances. Bankers' acceptances are bills of exchange or time drafts drawn on, and accepted by, a commercial bank. Corporations use bankers' acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

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Certificates of Deposit. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Unless they can be traded on a secondary market, certificates of deposit with penalties for early withdrawal may be considered illiquid.

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Time Deposits. Time deposits are nonnegotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, they earn a specified rate of interest over a definite period of time; however, they cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven calendar days may be considered to be illiquid investments.

Small to Medium-Sized Companies

The Funds may invest in equity securities of small to medium-sized companies. These stocks have historically been more volatile in price than larger capitalization stocks, such as those included in the S&P 500® Index. This is because, among other things, smaller companies have a lower degree of liquidity and tend to have a greater sensitivity to changing economic conditions. These companies may have narrow product lines, markets or financial resources, or may depend on a limited management group. In addition, these companies are typically subject to a greater degree of change in their earnings and prospects. The companies' securities may trade less frequently and have a smaller trading volume. The securities may be traded only in the over-the-counter markets or on a regional securities exchange. In addition to exhibiting greater volatility, smaller capitalization securities may, to some degree, fluctuate independently of the stocks of larger capitalization companies. For example, the stocks of smaller capitalization companies may decline in price as the price of larger company stocks rise, or vice versa.

Special Situations

A Fund may use aggressive investment techniques, including seeking to benefit from “special situations,” such as mergers, reorganizations, investing in small-size companies, or other unusual events expected to affect a particular issuer. There is a risk that the “special situation” might not occur, which could have a negative impact on the price of the issuer's securities and fail to produce the expected gains or produce a loss for the Fund.

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Standby Commitments

These instruments, which are similar to a put, give a Fund the option to obligate a broker, dealer or bank to repurchase a security held by that Fund at a specified price.

There is no guarantee that the securities subject to a standby commitment agreement will be issued or, if such securities are issued, the value of the securities on the date of issuance may be more or less than the purchase price. A Fund will limit its investments in standby commitment agreements with remaining terms exceeding seven days pursuant to the limitation on investments in illiquid investments. A Fund will record the purchase of a standby commitment agreement, and will reflect the value of the security in the Fund's NAV, on the date on which the security can reasonably be expected to be issued.

Structured Products

The Funds may invest in structured products, including instruments such as credit-linked securities, commodity-linked notes and structured notes, which are potentially high-risk derivatives. Structured products (a type of potentially high-risk derivative) that the Funds may invest in have been developed and combine the elements of futures contracts or options with those of debt, preferred equity, or a depository instrument (hereinafter “structured products”). Generally, a structured product will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit, or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption, or retirement is determined by reference to prices, changes in prices, or differences between prices of securities, currencies, intangibles, goods, articles, or commodities (collectively “underlying assets”) or by another objective index, economic factor, or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively “benchmarks”). Thus, structured products may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

Structured products can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a US dollar-denominated structured product whose redemption price is linked to the average 3-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate were lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, a Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful, and a Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the structured products.

The risks of investing in structured products reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a structured product may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in US dollars, or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular structured product will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the benchmarks or the prices of underlying assets to which the instrument is linked. Such risks generally depend upon factors that are unrelated to the operations or credit quality of the issuer of the structured product and that may not be readily foreseen by the purchaser, such as economic and political events, the supply of and demand for the underlying assets, and interest rate movements. In recent years, various benchmarks and prices for underlying assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

Structured products are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the construction of the particular structured product, changes in a benchmark may be magnified by the terms of the structured product and have an even more dramatic and substantial effect upon the value of the structured product. Also, the prices of the structured product and the benchmark or underlying asset may not move in the same direction or at the same time.

Structured products may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, structured products may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to make up the structured product. Leverage risk occurs when the structured product is organized so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the structured product, thereby magnifying the risk of loss as well as the potential for gain.

Structured products may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of structured products could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between a Fund and the issuer of the structured product, the creditworthiness of the counterparty or issuer of

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Investment Strategies and Risks

the structured product would be an additional risk factor which the Fund would have to consider and monitor. Structured products also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures by US persons, the SEC, which regulates the offer and sale of securities by and to US persons, or any other governmental regulatory authority.

The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the NAV of a Fund. Certain issuers of structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the Funds' investments in these structured products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Credit-Linked Securities. Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivatives instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high yield or other fixed income markets. For example, a Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to the high yield markets and/or to remain fully invested when more traditional income-producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust's receipt of payments from, and the trust's potential obligations to, the counterparties to the derivatives instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Fund would receive as an investor in the trust. A Fund's investments in these instruments are indirectly subject to the risks associated with derivatives instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is expected that the securities will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Swaps

A Fund may enter into credit default, currency, total return and interest rate swaps and the purchase or sale of related caps, floors and collars. It is expected that a Fund will enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. It also is expected that a Fund will use these transactions as hedges and not speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

A Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the investment adviser and the Funds believe that such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to their borrowing restrictions. A Fund will not be permitted to enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least BBB- by S&P or Baa3 by Moody's or is determined to be of equivalent credit quality by the investment adviser. If there is a default by the counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Comprehensive swaps regulation. The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and related regulatory developments have imposed comprehensive regulatory requirements on swaps and swap market participants. This regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) requiring central clearing and execution of standardized swaps; (3) imposing margin requirements on swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing record keeping and centralized and public reporting requirements, on an anonymous basis. The CFTC is responsible for the regulation of most swaps. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits.

Uncleared swaps. In an uncleared swap, the swap counterparty is typically a brokerage firm, bank, or other financial institution. A Fund customarily enters into uncleared swaps based on the standard terms and conditions of an International Swaps and Derivatives Association (“ISDA”) Master Agreement. ISDA is a voluntary industry association of participants in the over-the-counter derivatives markets that has developed standardized contracts used by such participants that have agreed to be bound by such standardized contracts.

In the event that one party to a swap transaction defaults and the transaction is terminated prior to its scheduled termination date, one of the parties may be required to make an early termination payment to the other. An early termination payment may be payable by either the defaulting or nondefaulting party,

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depending upon which of them is “in-the-money” with respect to the swap at the time of its termination. Early termination payments may be calculated in various ways, but are intended to approximate the amount the “in-the-money” party would have to pay to replace the swap as of the date of its termination.

During the term of an uncleared swap, a Fund is required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets, referred to as “variation margin,” that is equal to the total net amount (if any) that would be payable by the Fund to the counterparty if all outstanding swaps between the parties were terminated on the date in question, including any early termination payments. Periodically, changes in the variation margin amount are made to recognize changes in value of the contract resulting from, among other things, interest on the notional value of the contract, market value changes in the underlying investment, and/or dividends paid by the issuer of the underlying instrument. Likewise, the counterparty will be required to pledge cash or other assets to cover its obligations to a Fund. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults on its obligations to a Fund, the amount pledged by the counterparty and available to the Fund may not be sufficient to cover all the amounts due to the Fund and the Fund may sustain a loss.

Currently, a Fund does not typically provide initial margin in connection with uncleared swaps. However, rules requiring initial margin to be posted by certain market participants for uncleared swaps have been adopted and are being phased in over time. When these rules take effect with respect to a Fund, if a Fund is deemed to have material swaps exposure under applicable swaps regulation, it will be required to post initial margin in addition to variation margin.

Cleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange trading. The Dodd-Frank Act and implementing rules will ultimately require the clearing and exchange-trading of many swaps. Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant, CFTC approval of contracts for central clearing, and public trading facilities making such cleared swaps available to trade. To date, the CFTC has designated only certain of the most common types of credit default index swaps and interest rate swaps as subject to mandatory clearing and certain public trading facilities have made certain of those cleared swaps available to trade, but it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks and may involve additional costs and risks not involved with uncleared swaps. For more information, see “Risks of cleared swaps” below.

In a cleared swap, a Fund's ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank, or other financial institution. Cleared swaps are submitted for clearing through each party's FCM, which must be a member of the clearinghouse that serves as the central counterparty.

When a Fund enters into a cleared swap, it must deliver to the central counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount may also be required to be paid by a Fund or may be received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the marked-to-market value of the swap agreement. At the conclusion of the term of the swap agreement, if a Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If a Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If a Fund has a gain, the full margin amount and the amount of the gain are paid to the Fund.

Recently adopted CFTC rules require the trading and execution of certain cleared swaps on public trading facilities. Trading on an exchange-type system may increase market transparency and liquidity but may require a Fund to incur increased expenses to access the same types of swaps that it has used in the past.

Credit default swaps. The “buyer” of protection in a credit default swap agreement is obligated to pay the “seller” a periodic stream of payments over the term of the agreement in return for a payment by the “seller” that is contingent upon the occurrence of a credit event with respect to a specific underlying reference debt obligation (whether as a single debt instrument or as part of an index of debt instruments). The contingent payment by the seller generally is the face amount of the debt obligation, in return for the buyer's obligation to make periodic cash payments and deliver in physical form the reference debt obligation or a cash payment equal to the then-current market value of that debt obligation at the time of the credit event. If no credit event occurs, the seller would receive a fixed rate of income throughout the term of the contract, while the buyer would lose the amount of its payments and recover nothing. The buyer is also subject to the risk that the seller will not satisfy its contingent payment obligation, if and when due.

Purchasing protection through a credit default swap may be used to attempt to hedge against a decline in the value of debt security or securities due to a credit event. The seller of protection under a credit default swap receives periodic payments from the buyer but is exposed to the risk that the value of the reference debt obligation declines due to a credit event and that it will have to pay the face amount of the reference obligation to the buyer. Selling protection under a credit default swap may also permit the seller to gain exposure that is similar to owning the reference debt obligation directly. As the seller of protection, a Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to the risk that there would be a credit event and the Fund would have to make a substantial payment in the future.

Generally, a credit event means bankruptcy, failure to timely pay interest or principal, obligation acceleration default, or repudiation or restructuring of the reference debt obligation. There may be disputes between the buyer or seller of a credit default swap agreement or within the swaps market as a whole as to whether or not a credit event has occurred or what the payout should be which could result in litigation. In some instances where there is a dispute in the credit default swap market, a regional Determinations Committee set up by ISDA may make an official binding determination regarding the existence of credit events with respect to the reference debt obligation of a credit default swap agreement or, in the case of a credit default swap on an index, with respect

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to a component of the index underlying the credit default swap agreement. In the case of a credit default swap on an index, the existence of a credit event is determined according to the index methodology, which may in turn refer to determinations made by ISDA's Determinations Committees with respect to particular components of the index.

ISDA's Determinations Committees are comprised principally of dealers in the OTC derivatives markets which may have a conflicting interest in the determination regarding the existence of a particular credit event. In addition, in the sovereign debt market, a credit default swap agreement may not provide the protection generally anticipated because the government issuer of the sovereign debt instruments may be able to restructure or renegotiate the debt in such a manner as to avoid triggering a credit event. Moreover, (1) sovereign debt obligations may not incorporate common, commercially acceptable provisions, such as collective action clauses, or (2) the negotiated restructuring of the sovereign debt may be deemed non-mandatory on all holders. As a result, the Determinations Committees might then not be able to determine, or may be able to avoid having to determine, that a credit event under the credit default agreement has occurred. For these and other reasons, the buyer of protection in a credit default swap agreement is subject to the risk that certain occurrences, such as particular restructuring events affecting the value of the underlying reference debt obligation, or the restructuring of sovereign debt, may not be deemed credit events under the credit default swap agreement. Therefore, if the credit default swap was purchased as a hedge or to take advantage of an anticipated increase in the value of credit protection for the underlying reference obligation, it may not provide any hedging benefit or otherwise increase in value as anticipated. Similarly, the seller of protection in a credit default swap agreement is subject to the risk that certain occurrences may be deemed to be credit events under the credit default swap agreement, even if these occurrences do not adversely impact the value or creditworthiness of the underlying reference debt obligation.

Currency swaps. A currency swap is an agreement between two parties to exchange periodic cash flows on a notional amount of two or more currencies based on the relative value differential between them. For example, a currency swap may involve the exchange of payments in a non-US currency for payments in US dollars. Currency swaps typically involve the delivery of the entire notional values of the two designated currencies. In such a situation, the full notional value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Fund may also enter into currency swaps on a net basis, which means the two different currency payment streams under the swap agreement are converted and netted out to a single cash payment in just one of the currencies. For example, a currency swap may be used to hedge the interest payments and principal amount of a debt obligation that is denominated in a non-US currency by entering into a cross currency swap whereby one party would make payments in the non-US currency and receive payments in US dollars. Or, a currency swap may be used to gain exposure to non-US currencies and non-US interest rates by making payments in US dollars and receiving payments in non-US currencies.

Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These actions could result in losses to a Fund if it is unable to deliver or receive a specified currency or funds in settlement of obligations, including swap transaction obligations. These actions could also have an adverse effect on a Fund's swap transactions or cause a Fund's hedging positions to be rendered useless, resulting in full currency exposure as well as incurring unnecessary transaction costs.

Index swaps. An index swap, also called a total return swap, is an agreement between two parties in which a party typically exchanges a cash flow based on a notional amount of a reference index for a cash flow based on a different index or on another specified instrument or reference rate. Index swaps are generally entered into on a net basis. In an index swap, a fund receives gains or incurs losses based on the total return of a specified index, in exchange for making interest payments to another party. An index swap can also work in reverse with a fund receiving interest payments from another party in exchange for movements in the total return of a specified index.

Interest rate swaps. An interest rate swap is an agreement between two parties to exchange interest rate payment obligations. Each party's payment obligation under an interest rate swap is determined by reference to a specified “notional” amount of money. Therefore, interest rate swaps generally do not involve the delivery of securities, other underlying instruments, or principal amounts; rather they entail the exchange of cash payments based on the application of the designated interest rates to the notional amount. Accordingly, barring swap counterparty or FCM default, the risk of loss in an interest rate swap is limited to the net amount of interest payments that a Fund is obligated to make or receive (as applicable), as well as any early termination payment payable by or to a Fund upon early termination of the swap.

By swapping fixed interest rate payments for floating interest rate payments, an interest rate swap can be used to increase or decrease a Fund's exposure to various interest rates, including to hedge interest rate risk. Interest rate swaps are generally used to permit the party seeking a floating-rate obligation the opportunity to acquire such obligation at a rate lower than is directly available in the credit markets, while permitting the party desiring a fixed-rate obligation the opportunity to acquire such a fixed-rate obligation, also frequently at a rate lower than is directly available in the credit markets. The success of such a transaction depends in large part on the availability of fixed-rate obligations at interest (or coupon) rates low enough to cover the costs involved. An interest rate swap transaction is affected by changes in interest rates, which, in turn, may affect the prepayment rate of any underlying debt obligations upon which the interest rate swap is based.

Risks of swaps generally. The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Whether a Fund will be successful in using swap agreements to achieve its investment goal depends on the ability of the Manager to predict correctly which types of investments are likely to produce greater returns. If the Manager, in using swap agreements, is incorrect in its forecasts of market values, interest rates, inflation, currency exchange rates or other applicable factors, the investment performance of a Fund will be less than its performance would have been if it had not used the swap agreements.

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The risk of loss to a Fund for swap transactions that are entered into on a net basis depends on which party is obligated to pay the net amount to the other party. If the counterparty is obligated to pay the net amount to a Fund, the risk of loss to the Fund is loss of the entire amount that the Fund is entitled to receive. If a Fund is obligated to pay the net amount, the Fund's risk of loss is generally limited to that net amount. If the swap agreement involves the exchange of the entire principal value of a security, the entire principal value of that security is subject to the risk that the other party to the swap will default on its contractual delivery obligations. In addition, a Fund's risk of loss also includes any margin at risk in the event of default by the counterparty (in an uncleared swap) or the central counterparty or FCM (in a cleared swap), plus any transaction costs.

Because bilateral swap agreements are structured as two-party contracts and may have terms of greater than seven days, these swaps may be considered to be illiquid and, therefore, subject to a Fund's limitation on investments in illiquid investments. If a swap transaction is particularly large or if the relevant market is illiquid, a Fund may not be able to establish or liquidate a position at an advantageous time or price, which may result in significant losses. Participants in the swap markets are not required to make continuous markets in the swap contracts they trade. Participants could refuse to quote prices for swap contracts or quote prices with an unusually wide spread between the price at which they are prepared to buy and the price at which they are prepared to sell. Some swap agreements entail complex terms and may require a greater degree of subjectivity in their valuation. However, the swap markets have grown substantially in recent years, with a large number of financial institutions acting both as principals and agents, utilizing standardized swap documentation. As a result, the swap markets have become increasingly liquid. In addition, central clearing and the trading of cleared swaps on public facilities are intended to increase liquidity. The Manager, under the supervision of the Board, is responsible for determining and monitoring the liquidity of the Funds' swap transactions.

Rules adopted under the Dodd-Frank Act require centralized reporting of detailed information about many swaps, whether cleared or uncleared. This information is available to regulators and also, to a more limited extent and on an anonymous basis, to the public. Reporting of swap data is intended to result in greater market transparency. This may be beneficial to funds that use swaps in their trading strategies. However, public reporting imposes additional recordkeeping burdens on these funds, and the safeguards established to protect anonymity are not yet tested and may not provide protection of funds' identities as intended.

Certain Internal Revenue Service (“IRS”) positions may limit a Fund's ability to use swap agreements in a desired tax strategy. It is possible that developments in the swap markets and/or the laws relating to swap agreements, including potential government regulation, could adversely affect a Fund's ability to benefit from using swap agreements, or could have adverse tax consequences. For more information about potentially changing regulation, see “Developing government regulation of derivatives” above.

Risks of uncleared swaps. Uncleared swaps are not traded on exchanges. As a result, swap participants may not be as protected as participants on organized exchanges. Performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, a Fund is subject to the risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty's bankruptcy or insolvency. A Fund risks the loss of the accrued but unpaid amounts under a swap agreement, which could be substantial, in the event of a default, insolvency, or bankruptcy by a swap counterparty. In such an event, a Fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Fund's rights as a creditor. If the counterparty's creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses. The Manager will only approve a swap agreement counterparty for a Fund if the Manager deems the counterparty to be creditworthy under the Fund's counterparty review process. However, in unusual or extreme market conditions, a counterparty's creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited.

Risks of cleared swaps. As noted above, under recent financial reforms, certain types of swaps are, and others eventually are expected to be, required to be cleared through a central counterparty, which may affect counterparty risk and other risks faced by a Fund.

Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant's swap, but it does not eliminate those risks completely. There is also a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a swap contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM's customers. If the FCM does not provide accurate reporting, a Fund is also subject to the risk that the FCM could use the Fund's assets, which are held in an omnibus account with assets belonging to the FCM's other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.

With cleared swaps, a Fund may not be able to obtain as favorable terms as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with the Fund, which may include the imposition of position limits or additional margin requirements with respect to a Fund's investment in certain types of swaps. Central counterparties and FCMs can require termination of existing cleared swap transactions upon the occurrence of certain events, and can also require increases in margin above the margin that is required at the initiation of the swap agreement. Currently, depending on a number of factors, the margin required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by a Fund to support its obligations under a similar uncleared swap. However, regulators have adopted rules imposing margin requirements on uncleared swaps, which will become effective as to various market participants over time.

Finally, a Fund is subject to the risk that, after entering into a cleared swap, no FCM or central counterparty is willing or able to clear the transaction. In such an event, a Fund may be required to break the trade and make an early termination payment.

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Investment Strategies and Risks

Trade Claims

The Funds may purchase trade claims and similar obligations or claims against companies in bankruptcy proceedings. Trade claims are non-securitized rights of payment arising from obligations that typically arise when vendors and suppliers extend credit to a company by offering payment terms for products and services. If the company files for bankruptcy, payments on these trade claims stop and the claims are subject to compromise along with the other debts of the company. Trade claims may be purchased directly from the creditor or through brokers. There is no guarantee that a debtor will ever be able to satisfy its trade claim obligations. Trade claims are subject to the risks associated with low-quality obligations.

Trust Preferred Securities

The Funds may invest in trust preferred securities. Trust preferred securities have the characteristics of both subordinated debt and preferred stock. Generally, trust preferred securities are issued by a trust that is wholly owned by a financial institution or other corporate entity, typically a bank holding company. The financial institution creates the trust and owns the trust's common securities. The trust uses the sale proceeds of its common securities to purchase subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt. The trust uses the funds received to make dividend payments to the holders of the trust preferred securities. The primary advantage of this structure is that the trust preferred securities are treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements.

Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the financial institution. The market value of trust preferred securities may be more volatile than those of conventional debt securities. Trust preferred securities may be issued in reliance on Rule 144A under the 1933 Act and subject to restrictions on resale. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as a Fund, to sell their holdings. The condition of the financial institution is looked at to identify the risks of the trust preferred securities as the trust typically has no business operations other than to issue the trust preferred securities. If the financial institution defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of its securities, such as a Fund.

Unseasoned Companies

The Funds may invest in relatively new or unseasoned companies.

New or unseasoned companies are in their early stages of development, or small companies positioned in new and emerging industries where the opportunity for rapid growth is expected to be above average. Securities of unseasoned companies present greater risks than securities of larger, more established companies. These companies may have relatively small revenues, limited product lines, and may have a small share of the market for their products or services. Small companies may lack depth of management, they may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing or on favorable terms, or they may be developing or marketing new products or services for which markets are not yet established and may never become established. Due to these and other factors, small companies may suffer significant losses as well as realize substantial growth, and investments in such companies tend to be volatile and are therefore speculative.

US Government Securities

The Funds may invest in US government securities. US government securities include obligations of, or guaranteed by, the US federal government, its agencies, instrumentalities, or sponsored enterprises. Some US government securities are supported by the full faith and credit of the US government. These include US Treasury obligations and securities issued by Ginnie Mae. A second category of US government securities is those supported by the right of the agency, instrumentality or sponsored enterprise to borrow from the US government to meet its obligations. These include securities issued by Federal Home Loan Banks.

A third category of US government securities is those supported by only the credit of the issuing agency, instrumentality, or sponsored enterprise. These include securities issued by Fannie Mae and Freddie Mac. In the event of a default, an investor like a Fund would only have legal recourse to the issuer, not the US government. Although the US government has provided support for these securities in the past, there can be no assurance that it will do so in the future. The US government has also made available additional guarantees for limited periods to stabilize or restore a market in the wake of an economic, political, or natural crisis. Such guarantees, and the economic opportunities they present, are likely to be temporary and cannot be relied upon by a Fund. Any downgrade of the credit rating of the securities issued by the US government may result in a downgrade of securities issued by its agencies or instrumentalities, including government-sponsored entities.

Variable and Floating Rate Notes

Variable-rate master demand notes, in which a Fund may invest, are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. Although the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. In

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determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand.

A variable-rate note is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating-rate note is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable- and floating-rate notes purchased by a Fund will be determined by the Manager under guidelines established by the Board to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, the Manager will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding, and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable- or floating-rate note purchased by a Fund, the Fund may resell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for a Fund to dispose of the variable- or floating-rate note involved in the event the issuer of the note defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. Variable- or floating-rate notes may be secured by bank letters of credit.

If not rated, such instruments must be found by the Manager under guidelines established by the Board, to be of comparable quality to instruments that are rated high quality. A rating may be relied upon only if it is provided by a NRSRO that is not affiliated with the issuer or guarantor of the instruments. See “Appendix A — Description of Ratings” for a description of the rating symbols of S&P and Moody's.

Warrants

Each Fund may purchase or sell warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The purchase of warrants involves the risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

When-Issued and Delayed-Delivery Securities

Each Fund may purchase securities on a when-issued or delayed-delivery basis. In such transactions, instruments are purchased with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of and payment for these securities may take up to a month after the date of the purchase commitment, although in some cases it may take longer. The payment obligation and the interest rates that will be received are each fixed at the time the Fund enters into the commitment and no interest accrues to the Fund until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed.

Zero Coupon and Payment-In-Kind Bonds

The Funds may invest in zero coupon bonds or payment-in-kind bonds.

The credit risk factors pertaining to lower-rated securities also apply to lower-rated zero coupon, deferred interest, and payment-in-kind bonds. These bonds carry an additional risk in that, unlike bonds that pay interest throughout the period to maturity, a Fund will realize no cash until the cash payment date and, if the issuer defaults, the Fund may obtain no return at all on its investment.

Zero coupon, deferred interest, and payment-in-kind bonds involve additional special considerations. Zero coupon or deferred interest securities are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest (the “cash payment date”) and therefore are generally issued and traded at a discount from their face amounts or par values. The discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon or deferred interest securities having similar maturities and credit quality. Current federal income tax law requires that a holder of a zero coupon security report as income each year the portion of the original issue discount on the security that accrues that year, even though the holder receives no cash payments of interest during the year.

Payment-in-kind bonds are securities that pay interest through the issuance of additional bonds. A Fund will be deemed to receive interest over the life of these bonds and be treated as if interest were paid on a current basis for federal income tax purposes, although no cash interest payments are received by the Fund until the cash payment date or until the bonds mature. Accordingly, during periods when a Fund receives no cash interest payments on its zero coupon securities or deferred interest or payment-in-kind bonds, it may be required to dispose of portfolio securities to meet the distribution requirements and these sales may be subject to the risk factors discussed above. A Fund is not limited in the amount of its assets that may be invested in these types of securities.

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Investment Strategies and Risks

Cybersecurity Risk

With the increased use of technologies such as the internet and the dependence on computer systems to perform necessary business functions, the Funds and their service providers may have become more susceptible to operational and related risks through breaches in cybersecurity. A cybersecurity incident may refer to intentional or unintentional events that allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause a Fund or Fund service providers (including, but not limited to, the Manager, distributor, fund accountants, custodian, transfer agent, and financial intermediaries) to suffer data corruption or lose operational functionality. A cybersecurity incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems (denial of services), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs.

Any of these results could have a substantial adverse impact on a Fund and its shareholders. For example, if a cybersecurity incident results in a denial of service, Fund shareholders could lose access to their electronic accounts and be unable to buy or sell Fund shares for an unknown period of time, and employees could be unable to access electronic systems to perform critical duties for the Fund, such as trading, NAV calculation, shareholder accounting or fulfillment of Fund share purchases and redemptions. Cybersecurity incidents could cause a Fund or Fund service provider to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, or financial loss of a significant magnitude and could result in allegations that a Fund or Fund service provider violated privacy and other laws.

Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which a Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions and other parties. Risk management systems and business continuity plans seek to reduce the risks associated with cybersecurity in the event there is a cybersecurity breach, but there are inherent limitations in these systems and plans, including the possibility that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. Furthermore, the Funds do not control the cybersecurity systems and plans of the issuers of securities in which the Funds invest or the Funds' third party service providers or trading counterparties or any other service providers whose operations may affect the Funds or their shareholders.

As an open-end management investment company, the Trust has delegated its operational activities to third-party service providers, subject to the oversight of the Board. Because the Trust operates its business through third-party service providers, it does not itself have any operational or security systems or infrastructure that are potentially subject to cyber attacks. The third-party service providers that facilitate the Trust's business activities, including, but not limited to, fund management, custody of Trust assets, fund accounting and financial administration, and transfer agent services, could be sources of operational and informational security risk to the Trust and its shareholders, including from breakdowns or failures of the third-party service providers' own systems or capacity constraints. A failure or breach of the operational or security systems or infrastructure of the Trust's third-party service providers could disrupt the Trust's operations, result in the disclosure or misuse of confidential or proprietary information, and cause losses. Although the Trust and its third-party service providers have business continuity plans and other safeguards in place, the operations of the Trust's third-party service providers may be adversely affected by significant disruption of the service providers' operating systems or physical infrastructure that support the Trust and its shareholders.

The proliferation of new technologies, the use of the Internet and telecommunications technologies to conduct business, as well as the increased sophistication and activities of organized crime, hackers, terrorists, activists, and others, have significantly increased the information security risks to which the Trust's third-party service providers are subject. The third-party service providers rely on digital technologies, computer and email systems, software, and networks to conduct their business and the business of the Trust. The Trust's third-party service providers have robust information security procedures; however, their technologies may become the target of cyber attacks or information security breaches that could result in the unauthorized release, gathering, monitoring, misuse, loss, or destruction of the Trust's or its shareholders' confidential and other information, or otherwise disrupt the business operations of the Trust or its third-party service providers. Although to date the Trust has not experienced any material losses relating to cyber attacks or other information security breaches, there can be no assurance that the Trust or its third-party service providers will not suffer such losses in the future.

Disruptions or failures in the physical infrastructure or operating systems that support the Trust's third-party service providers, or cyber attacks or security breaches of the networks, systems, or devices that the Trust's third-party service providers use to service the Trust's operations, could result in financial losses, the inability of Trust shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The business continuity policies and procedures that the Trust and its third-party service providers have established seek to identify and mitigate the types of risk to which the Trust and its third-party service providers are subject. As with any risk-management system, there are inherent limitations to these business continuity policies and procedures as there may exist, or develop in the future, risks that have not been anticipated or identified.

IBOR Transition Risk

The London Interbank Offered Rate (“LIBOR”) was a common benchmark interest rate index used to make adjustments to variable-rate loans and historically was used throughout global banking and financial industries to determine interest rates for a variety of borrowing arrangements and financial instruments (such as debt instruments and derivatives).

The majority of LIBOR rates were phased out at the end of 2021. The most common tenors of USD LIBOR (overnight and 1-, 3-, 6- and 12- month) ceased publication as of June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be

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entered into after 2021. The United Kingdom Financial Conduct Authority, which regulated LIBOR, will permit the use of synthetic U.S. dollar LIBOR rates for non-U.S. contracts for a limited period of time after June 30, 2023, but any such rates would be considered non-representative of the underlying market.

Over the past several years, various regulators and industry bodies identified alternative reference rates (“ARRs”) to replace LIBOR and assist with the transition to the new ARRs. While the transition process away from LIBOR has become increasingly well-defined, there remains uncertainty and risks related to converting certain longer-term securities and transactions to a new ARR. For example, there can be no assurance that the composition or characteristics of any ARRs or financial instruments in which a fund invests that utilize ARRs will be similar to or produce the same value or economic equivalence as LIBOR or that these instruments will have the same volume or liquidity. Additionally, while some instruments tied to LIBOR or a similar rate may include a replacement rate, not all instruments have such fallback provisions, and the effectiveness of such replacement rates remains uncertain. The cessation of LIBOR or similar rates could affect the value and liquidity of investments tied to these rates, especially those that do not include fallback provisions. While it is expected that market participants will amend legacy financial instruments referencing LIBOR to include such fallback provisions to ARRs, there remains uncertainty regarding the willingness and ability of parties to add or amend such fallback provisions in legacy instruments.

Any effects of the transition away from LIBOR and the adoption of ARRs, as well as other unforeseen effects, could result in losses. Furthermore, the risks associated with the discontinuation of LIBOR and transition to replacement rates may be exacerbated if an orderly transition to an ARR is not completed in a timely manner.

Natural Disaster/Epidemic Risk

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund's investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. These disruptions could prevent a fund from executing advantageous investment decisions in a timely manner and could negatively impact the fund's ability to achieve its investment objective. Any such event(s) could have a significant adverse impact on the value and risk profile of a fund.

Disclosure of Portfolio Holdings Information

Each Fund has adopted a policy generally prohibiting the disclosure of portfolio holdings information to any person until after 30 calendar days have passed. The Trust posts a list of each Fund's portfolio holdings monthly, with a 30-day lag, on the Funds' website, optimummutualfunds.com. In addition, on a 10-day lag, we also make available on the website a month-end summary listing of the number of the Funds' securities, country and asset allocations, and top 10 securities and sectors by percentage of holdings for each Fund. This information is available publicly to any and all shareholders free of charge once posted on the website, or by calling 800 914-0278.

Other entities, including institutional investors and intermediaries that distribute the Funds' shares, are generally treated similarly and are not provided with the Funds' portfolio holdings in advance of when they are generally available to the public.

The Funds may, from time to time, provide statistical data derived from publicly available information to third parties, such as shareholders, prospective shareholders, financial intermediaries, consultants, and ratings and ranking organizations.

Third-party service providers and affiliated persons of the Funds are provided with the Funds' portfolio holdings only to the extent necessary to perform services under agreements relating to the Funds. In accordance with the policy, third-party service providers who receive nonpublic portfolio holdings information on an ongoing basis are: the Manager's affiliates (Macquarie Investment Management Business Trust, Delaware Investments Fund Services Company, and the Distributor), the Funds' sub-advisors and their agents, the Funds' independent registered public accounting firm, the Funds' custodian, the Funds' legal counsel, the Funds' financial printer (DG3), and the Funds' proxy voting service. These entities are obligated to keep such information confidential.

Third-party rating and ranking organizations and consultants who have signed agreements (“Nondisclosure Agreements”) with the Funds or the Manager may receive portfolio holdings information more quickly than the 30-day lag. The Nondisclosure Agreements require that the receiving entity hold the information in the strictest confidence and prohibit the receiving entity from disclosing the information or trading on the information (either in Fund shares or in shares of the Funds' portfolio securities). In addition, the receiving party must agree to provide copies of any research or reports generated using the portfolio holdings information in order to allow for monitoring of use of the information. Neither the Funds, nor the Manager, the sub-advisors, nor any affiliate, receives any compensation or consideration with respect to these agreements.

To protect the shareholders' interests and to avoid conflicts of interest, Nondisclosure Agreements must be approved by a member of the Manager's Legal Department and Compliance Department and any deviation in the use of the portfolio holdings information by the receiving party must be approved in writing by the Funds' Chief Compliance Officer prior to such use.

The Board will be notified of any substantial changes to the foregoing procedures. The Board also receives an annual report from the Trust's Chief Compliance Officer that, among other things, addresses the operation of the Trust's procedures concerning the disclosure of portfolio holdings information.

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Management of the Trust

Trustees and officers

The business and affairs of the Trust are managed under the direction of its Board. Certain officers and Trustees of the Trust hold identical positions in each of the funds in the Delaware Funds. The Trust's Trustees and principal officers are noted below along with their birthdates and their business experience for the past five years. The Trustees serve for indefinite terms until their resignation, death, or removal.

As of June 30, 2023, the officers and Trustees of the Trust directly owned less than 1% of the outstanding shares of each Class of each Fund.

Name, Address and Birthdate	Position(s) Held with the Trust	Length of Time Served	Number of Funds in Fund Complex[1] Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee
Interested Trustees
John Leonard[2] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 March 1960	Trustee, President and Chief Executive Officer	Since March 9, 2023	6	Executive Director and Global Head of Equities - Macquarie Asset Management (2017-Present) Head of Equities and Group Managing Director - UBS Asset Management (2008-2016)	None
Robert Pettman[2] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 June 1979	Trustee	Since June 21, 2019	6	Executive Vice President, Product and Platform Management - LPL Financial (Financial services) (2005-present)	None
Independent Trustees
Pamela J. Moret 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 February 1956	Chair and Trustee	Chair since January 1, 2022 Trustee since October 1, 2013	6	Private Investor (2015-Present) Chief Executive Officer — brightpeak financial (2011-2015) Senior Vice President — Thrivent Financial for Lutherans (2002-2015)	Director and Chair — Blue Cross Blue Shield of Minnesota (2014-Present)
Kevin G. Chavers 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354 August 1963	Trustee	Since August 26, 2021	6	Private Investor (2021-Present) Managing Director — BlackRock (Asset management) (2011-2021)	Director — Chimera Investment Corporation (2021-Present) Director — SMBC Americas Holdings, Inc. (2021-Present) Director — Toorak Capital Partners (2021-Present) Director — Freddie Mac (2022-Present)

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Name, Address and Birthdate	Position(s) Held with the Trust	Length of Time Served	Number of Funds in Fund Complex[1] Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee
Robert J. Christian 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 February 1949	Trustee	Since November 1, 2007	6	Private Investor (2006-Present)	Trustee — Fund Vantage Trust (34 mutual funds) (2007-Present) Trustee — Third Avenue Trust (3 mutual funds) (2019-Present) Trustee — Third Avenue Variable Series Trust (1 mutual fund) (2019-Present)
Dianna Gonzales-Burdin 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 August 1961	Trustee	Since August 3, 2022	6	Private Investor (2021-Present) Managing Director — Strategic Investment Group (1991-2021)	Director — Heartland Funds (3 mutual funds) (2022-Present)
Mark K. Hancock 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 February 1968	Trustee	Since August 3, 2022	6	President — The Glenmore Group LLC (2016-Present) Managing Director — Goldman Sachs Asset Management (2005-2015)	None
Durant Adams Hunter 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 November 1948	Trustee	Since July 17, 2003	6	Private Investor (2020-Present) Founder — Ridgeway Partners (Executive recruiting) (2004-2020)	None
Stephen P. Mullin 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 February 1956	Trustee	Since July 17, 2003	6	Principal — Econsult Solutions, Inc. (2020-Present) President — Econsult Solutions, Inc. (2013-2020)	None

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Management of the Trust

Name, Address and Birthdate	Position(s) Held with the Trust	Length of Time Served	Number of Funds in Fund Complex[1] Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee
Edward Ramos 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 March 1967	Trustee	Since August 3, 2022	6

Private Investor
(2022-Present)

Head of External Advisors/Diversity Portfolio Management — New Jersey Division of Investment (2020-2022)

Chief Investment Officer - Fundamental Equities — Cornerstone Capital Management (2011-2017)

					None
Robert A. Rudell 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 September 1948	Trustee	Since July 17, 2003	6	Private Investor (2002-Present)	Director and Independent Chairman — Heartland Funds (3 mutual funds) (2005-Present)
Susan M. Stalnecker 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 January 1953	Trustee	Since December 14, 2016	6

Senior Advisor — Boston Consulting Group
(2016-Present)

Vice President - Productivity & Shared Services — E.I. du Pont de Nemours and Company (2012-2016)

Vice President and Treasurer — E.I. du Pont de Nemours and Company (2006-2012)

					Director — Leidos (2016-Present) Director — Bioventus (2018-Present)

Officers	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During the Past Five Years
David F. Connor 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 December 1963	Senior Vice President and Secretary	Senior Vice President since May 2013; Secretary since October 2005	David F. Connor has served in various capacities at different times at Macquarie Asset Management Public Investments.[3]
Daniel V. Geatens 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 October 1972	Senior Vice President, Treasurer and Chief Financial Officer	Treasurer since September 2007; Senior Vice President and Chief Financial Officer since December 2019	Daniel V. Geatens has served in various capacities at different times at Macquarie Asset Management Public Investments.[3]

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Officers	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During the Past Five Years
A.G. Ciavarelli 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 July 1972	Senior Vice President, General Counsel and Assistant Secretary	Senior Vice President and General Counsel since June 2021; Assistant Secretary since December 2004	A.G. Ciavarelli has served in various capacities at different times at Macquarie Asset Management Public Investments.[3]

[1]	The term “Fund Complex” refers to the Trust's Funds.
[2]	“Interested persons” of the Funds by virtue of their executive and management positions or relationships with the Funds' service providers or sub-service providers.
[3]

Macquarie Asset Management Public Investments (MPI) is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Funds' Manager, principal underwriter, and transfer agent. Messrs. Connor and Geatens also serve in similar capacities for the Delaware Funds by Macquarie®, a fund complex that has the same Manager, principal underwriter and transfer agent as the Trust.

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Management of the Trust

The following table shows each Trustee's ownership of shares of each Fund and of the Optimum Funds complex in the aggregate as of December 31, 2022.

Name	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies[1]
Interested Trustees
John Leonard	None	None
Robert Pettman	None	None
Independent Trustees
Kevin G. Chavers

Optimum Large Cap Growth Fund
$1-$10,000
Optimum Large Cap Value Fund
$1-$10,000
Optimum Small-Mid Cap Growth Fund
$1-$10,000
Optimum Small-Mid Cap Value Fund
$1-$10,000
Optimum International Fund
$1-$10,000
Optimum Fixed Income Fund
$1-$10,000

$10,001-$50,000
Durant A. Hunter

Optimum Large Cap Growth Fund
$10,001-$50,000
Optimum Large Cap Value Fund
$10,001-$50,000
Optimum Small-Mid Cap Growth Fund
$10,001-$50,000
Optimum Small-Mid Cap Value Fund
$10,001-$50,000
Optimum International Fund
$10,001-$50,000

Over $100,000
Pamela J. Moret

Optimum Large Cap Growth Fund
$1-$10,000
Optimum Large Cap Value Fund
$10,001-$50,000
Optimum Small-Mid Cap Growth Fund
$1-$10,000
Optimum Small-Mid Cap Value Fund
$1-$10,000
Optimum International Fund
$1-$10,000
Optimum Fixed Income Fund
$1-$10,000

$10,001-$50,000
Stephen P. Mullin

Optimum Large Cap Growth Fund
$50,001-$100,000
Optimum Large Cap Value Fund
$50,001-$100,000
Optimum Small-Mid Cap Growth Fund
$10,001-$50,000
Optimum Small-Mid Cap Value Fund
$10,001 - $50,000
Optimum International Fund
$10,001-$50,000
Optimum Fixed Income Fund
Over $100,000

Over $100,000

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Name	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies[1]
Robert A. Rudell

Optimum Large Cap Growth Fund
$50,001-$100,000
Optimum Large Cap Value Fund
Over $100,000
Optimum Small-Mid Cap Growth Fund
$10,001-$50,000
Optimum Small-Mid Cap Value Fund
$10,001-$50,000
Optimum International Fund
$10,001-$50,000
Optimum Fixed Income Fund
$50,001-$100,000

Over $100,000
Susan M. Stalnecker	Optimum International Fund Over $100,000	Over $100,000
Robert J. Christian

Optimum Large Cap Growth Fund
$10,001-$50,000
Optimum Large Cap Value Fund
$10,001-$50,000
Optimum Small-Mid Cap Growth Fund
$1-$10,000
Optimum Small-Mid Cap Value Fund
$10,001-$50,000
Optimum International Fund
$10,001-$50,000
Optimum Fixed Income Fund
Over $100,000

Over $100,000
Mark K. Hancock	None	None
Dianna Gonzales-Burdin	Optimum Large Cap Value Fund $10,001 - $50,000 Optimum Small Cap Value Fund $10,001 - $50,000 Optimum International Fund $10,001 - $50,000 Optimum Fixed Income Fund $10,001 - $50,000	$50,001-$100,000
Edward Ramos	Optimum International Fund $50,001-$100,000	$50,001-$100,000

[1]	The ranges for equity securities ownership by each Trustee are: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; or over $100,000.

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Management of the Trust

The following table describes the aggregate compensation received by each Trustee from the Trust entitled to receive compensation for the Trust's last fiscal year. Only the Trustees of the Trust who are not “interested persons” as defined by the 1940 Act (the “Independent Trustees”) receive compensation from the Trust.

Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from the Investment Companies in the Fund Complex[1]
Robert J. Christian	$133,000	None	$133,000
Kevin G. Chavers	$123,750	None	$123,750
Mark K. Hancock[2]	$88,364	None	$88,364
Dianna Gonzales-Burdin[2]	$86,196	None	$86,196
Durant Adams Hunter	$115,250	None	$115,250
Pamela J. Moret	$148,000	None	$148,000
Stephen P. Mullin	$122,000	None	$122,000
Edward Ramos[2]	$97,864	None	$97,864
Robert A. Rudell	$133,000	None	$133,000
Susan M. Stalnecker	$146,000	None	$146,000

[1]

Each independent Trustee receives a total annual retainer fee of $90,000 for serving as a Trustee, plus $6,000 for each full, in-person Board Meeting that an independent Trustee participates in ($2,000 per telephonic meeting). Members of the Audit Committee (including the Committee Chair) receive additional annual compensation of $17,000. In addition, the Chair of the Audit Committee receives an annual retainer of $13,000. Members of the Audit Committee also receive $2,000 per telephone meeting. Members of the Nominating and Governance Committee (including the Committee Chair) receive additional annual compensation of $8,000. In addition, the Chair of the Nominating and Governance Committee receives an annual retainer of $7,000. The Independent Chair of the Board additionally receives an annual retainer of $26,000.

[2]	Messrs. Ramos and Hancock and Ms. Gonzales-Burdin joined the Board effective August 2022.

Board Leadership Structure

Board Chair: Ms. Moret, an Independent Trustee, serves as Chair of the Board. The Chair, in consultation with Fund management, counsel and the other Trustees, proposes Board agenda topics, actively participates in developing Board meeting agendas, and ensures that appropriate and timely information is provided to the Board in connection with Board meetings. The Chair also conducts meetings of the Board. The Chair also generally serves as a liaison between outside Trustees, Fund officers and counsel.

Size and composition of Board: The Board is currently comprised of 12 Trustees. The Trustees believe that the current size of the Board is conducive to Board interaction, dialogue and debate, resulting in an effective decision-making body. The Board is comprised of Trustees with a variety of professional backgrounds. The Board believes that the skill sets of its members are complementary and add to the overall effectiveness of the Board. In order to ensure that Board membership will be refreshed from time to time, the Board has adopted a mandatory retirement age of 75 for Trustees. As a result, a Trustee may serve until December 31 of the calendar year in which such Trustee reaches the age of 75. At the discretion of the other Trustees, active service for a particular Trustee may be extended for a limited period of time beyond a Trustee's normal retirement date. The Trustees also regard diversity as an important consideration in the present composition of the Board and the selection of qualified candidates to fill vacancies on the Board. Please see the following chart regarding the current diversity of the Board of Trustees:

Board Diversity Matrix as of March 31, 2023
Total Number of Directors = 12	Number of Directors
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	3	9
Part II: Demographic Background
African American or Black		1
Alaskan Native or American Indian
Asian
Hispanic or Latinx	1	1
Native Hawaiian or Pacific Islander
White	2	7
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic or Background

AI-901 7/23

Committees: The Board has established committees, each of which focuses on a particular substantive area and provides reports and recommendations to the full Board. The committee structure enables the Board to manage efficiently and effectively the large volume of information relevant to the Board's oversight of the Funds. The committees benefit from the professional expertise of their members. At the same time, membership on a committee enhances the expertise of its members and benefits the overall effectiveness of the Board. The Board has the following committees:

Audit Committee: This Committee monitors accounting and financial reporting policies and practices, and internal controls for the Trust. It also oversees the quality and objectivity of the Trust's financial statements and the independent audit thereof, and acts as a liaison between the Trust's independent registered public accounting firm and the full Board. The Trust's Audit Committee consists of the following six Independent Trustees: Susan M. Stalnecker, Chair; Robert J. Christian; Mark K. Hancock; Pamela J. Moret; Robert A. Rudell and Edward Ramos. The Audit Committee held five meetings during the Trust's last fiscal year.

Nominating and Governance Committee: The Committee conducts a variety of activities, including but not limited to: reviewing the Funds' Chief Compliance Officer compensation; overseeing the Board's annual self-assessment; reviewing and recommending any changes to Trustee compensation; and reviewing the performance of the Independent Trustees' counsel. The Nominating and Governance Committee also recommends Board members for vacancies and considers the qualifications of Board members. In reaching its determination that an individual should serve or continue to serve as a Trustee of the Trust, the committee considers, in light of the Trust's business and structure, the individual's experience, qualifications, attributes and skills (the “Selection Factors”). No one Selection Factor is determinative, but some of the relevant factors that have been considered include: (i) the Trustee's business and professional experience and accomplishments, including prior experience in the financial services industry or on other boards; (ii) the ability to work effectively and collegially with other people; and (iii) how the Trustee's background and attributes contribute to the overall mix of skills and experience on the Board as a whole. Information on the business activities of the Trustees during the past five years appears in this SAI, and it is believed that the specific background of each Trustee demonstrates that each Trustee has appropriate Selection Factors to evidence the Trustee's ability to serve on the Board. In particular, Messrs. Leonard, Pettman, Christian, Rudell, Chavers, Ramos, and Hancock and Ms. Moret and Gonzales-Burdin have each held senior management positions at major financial services firms, and each of these individuals has had experience dealing with mutual funds and / or asset managers prior to becoming Trustees. Mr. Mullin is an economist who teaches at Drexel University, and he is currently a principal in an economic consulting firm. He also was previously the Finance Director for the City of Philadelphia. Mr. Hunter was an executive recruiter and was a partner in an executive search and board services firm. He focused on investment management. Ms. Stalnecker was employed by E.I. du Pont de Nemours & Co., serving in numerous senior roles during her tenure, including Vice President and Treasurer, and most recently as Vice President of Corporate Productivity and Hospitality. She also is currently a Trustee for the Duke Health System, and she serves on the Board of Directors of Leidos and Bioventus. The Nominating and Governance Committee consists of the following four Independent Trustees: Kevin G. Chavers, Chair, Dianna Gonzales-Burdin, Durant A. Hunter, and Stephen P. Mullin. The Nominating and Governance Committee held four meetings during the last fiscal year.

Board role in risk oversight: The Board performs a risk oversight function for the Trust consisting, among other things, of the following activities: (1) receiving and reviewing reports related to the performance and operations of the Funds of the Trust; (2) reviewing, approving, or modifying as applicable, the compliance policies and procedures of the Trust; (3) meeting with portfolio management teams to discuss portfolio performance, including investment risk; (4) addressing security valuation risk in connection with its review of fair valuation decisions made by Fund management pursuant to Board-approved procedures; (5) meeting with representatives of key service providers, including the Manager, the sub-advisors, the Distributor, the Transfer Agent, the custodian and the independent public accounting firm of the Trust, to review and discuss the activities of the Funds of the Trust and to provide direction with respect thereto; and (6) engaging the services of the Chief Compliance Officer of the Funds of the Trust to test the compliance procedures of the Trust and its service providers. The Trustees perform this risk oversight function throughout the year in connection with each quarterly Board meeting. In addition, the Audit Committee reviews valuation procedures and results with the Funds' auditors in connection with such Committee's review of the results of the audit or each Fund's year-end financial statements, and meets with the Manager's internal audit and risk-management personnel on a quarterly basis to review the reports on their examinations of functions and processes affecting the Funds. Because risk is inherent in the operation of any business endeavor, and particularly in connection with the making of financial investments, there can be no assurance that the Board's approach to risk oversight will be able to minimize or even mitigate any particular risk. Each Fund is designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.

Code of Ethics

The Trust, the Manager, and the Distributor have adopted Codes of Ethics in compliance with the requirements of Rule 17j-1 under the 1940 Act, which govern personal securities transactions. Under the Codes of Ethics, persons subject to the Codes are permitted to engage in personal securities transactions, including securities that may be purchased or held by the Funds, subject to the requirements set forth in Rule 17j-1 under the 1940 Act and certain other procedures set forth in the applicable Code of Ethics. The Codes of Ethics are on public file with, and are available from, the SEC.

Proxy Voting Policies

The Trust has delegated to the Manager the responsibility for making all proxy voting decisions in relation to the portfolio securities held by the Funds. The Manager has, in turn, delegated to each Sub-advisor (as defined below) the responsibility to vote proxies with respect to portfolio securities held by the portion of a Fund that such Sub-advisor advises. The Manager has retained the responsibility to vote proxies with respect to portfolio securities held by the

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Proxy Voting Policies

Funds (or portions thereof) that it advises directly. The Manager and each Sub-advisor have adopted policies and procedures with respect to voting proxies relating to securities held in client accounts for which they have discretionary authority. It is possible that one Sub-advisor on a given Fund may vote differently than another Sub-advisor on the same Fund in regards to the same proxy issue based on that Sub-advisor's proxy voting policies and procedures. Copies of the policies and procedures for the Manager and each Sub-advisor are included with this SAI. See “Appendix B — Proxy Voting Policies and Procedures.” Information, if any, regarding how the Funds voted proxies relating to their respective portfolio securities during the most recent 12-month period ended June 30 is available without charge: (i) through the Funds' website at optimummutualfunds.com; and (ii) on the SEC's website at sec.gov.

Investment Manager and Other Service Providers

Investment Manager

The Manager, located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, furnishes investment management services to the Funds, subject to the supervision and direction of the Board. The Manager also provides investment management services to all of the other Delaware Funds. Affiliates of the Manager also manage other investment accounts. While investment decisions for the Funds are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the Funds. The Manager is registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Manager pays the salaries of all Trustees, officers, and employees who are affiliated with both the Manager and the Trust. In the course of discharging its non-portfolio management duties under the advisory contract, the Manager may delegate to affiliates.

Together, the Manager and the subsidiaries of Macquarie Management Holdings, Inc. (“MMHI”) manage, as of June 30, 2023, approximately $183.5 billion in assets, including mutual funds, separate accounts, and other investment vehicles. The Manager is a series of Macquarie Investment Management Business Trust (a Delaware statutory trust), which is a subsidiary of MMHI. MMHI is a subsidiary, and subject to the ultimate control, of Macquarie Group Limited (“Macquarie”). Macquarie is a Sydney, Australia-headquartered global provider of banking, financial, advisory, investment and funds management services. “Macquarie Asset Management” is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited.

MMHI has consented to, and granted a non-exclusive license for, the use by any Fund or by the Trust of the identifying word “Optimum” in the name of any Fund or of the Trust. Such consent is subject to revocation by MMHI in its discretion, if MMHI or a subsidiary or affiliate thereof is not employed as the investment adviser of each Fund of the Trust. As between the Trust and MMHI, MMHI controls the use of the name of the Trust insofar as such name contains the identifying word “Optimum.” MMHI may, from time to time, use the identifying word “Optimum” in other connections and for other purposes, including, without limitation, in the names of other investment companies, corporations or businesses that it may manage, advise, sponsor or own or in which it may have a financial interest. MMHI may require the Trust or any Fund thereof to cease using the identifying word “Optimum” in the name of the Trust or any Fund thereof if the Trust or any Fund thereof ceases to employ MMHI or a subsidiary or affiliate thereof as investment adviser.

The Investment Management Agreement (the “Agreement”) for the Funds is dated January 4, 2010 and was approved by shareholders on November 12, 2009. Under the Agreement, the Manager has full discretion and responsibility, subject to the overall supervision of the Trust's Board, to select and contract with one or more investment sub-advisors, to manage the investment operations and composition of each Fund, and to render investment advice for each Fund, including the purchase, retention, and disposition of investments, securities and cash contained in each Fund. The Agreement obligates the Manager to implement decisions with respect to the allocation or reallocation of each Fund's assets among one or more current or additional Sub-advisors, and to monitor the Sub-advisors' compliance with the relevant Fund's investment objective, policies and restrictions. Under the Agreement, the Trust will bear the expenses of conducting its business. The Trust and the Manager may share facilities in common to each, which may include legal and accounting personnel, with appropriate pro ration of expenses between them. In addition, the Manager pays the salaries of all officers and Trustees of the Trust who are officers, directors or employees of the Manager or its affiliates.

The Agreement had an initial term of two years and may be renewed each year only so long as such renewal and continuance are specifically approved at least annually by the Board or by vote of a majority of the outstanding voting securities of each Fund, and only if the terms of and the renewal thereof have been approved by the vote of a majority of the Independent Trustees of the Trust who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement is terminable without penalty on 60 days' notice by the Board or by the Manager. The Agreement will terminate automatically in the event of its assignment.

As compensation for services rendered under the Agreement, the Manager is entitled to receive an annual fee equal to the following percentage rates of the average daily net assets of each Fund:

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Fund	Management Fee (annual rate as a percentage of average daily net assets)
Optimum Large Cap Growth Fund

0.7500% of assets up to $500 million
0.7000% of assets from $500 million to $1 billion
0.6500% of assets from $1 billion to $1.5 billion
0.6250% of assets from $1.5 billion to $2 billion
0.6000% of assets from $2 billion to $2.5 billion
0.5750% of assets from $2.5 billion to $5 billion
0.5500% of assets over $5 billion

Optimum Large Cap Value Fund

0.7000% of assets up to $500 million
0.6500% of assets from $500 million to $1 billion
0.6000% of assets from $1 billion to $1.5 billion
0.5750% of assets from $1.5 billion to $2 billion
0.5500% of assets from $2 billion to $2.5 billion
0.5250% of assets from $2.5 billion to $5 billion
0.5000% of assets over $5 billion

Optimum Small-Mid Cap Growth Fund

1.1000% of assets up to $250 million
1.0000% of assets from $250 million to $500 million
0.9000% of assets from $500 million to $750 million
0.8000% of assets from $750 million to $1 billion
0.7500% of assets from $1 billion to $1.5 billion
0.7000% of assets over $1.5 billion

Optimum Small-Mid Cap Value Fund

1.0000% of assets up to $250 million
0.9000% of assets from $250 million to $500 million
0.8000% of assets from $500 million to $750 million
0.7500% of assets from $750 million to $1 billion
0.7000% of assets from $1 billion to $1.5 billion
0.6500% of assets over $1.5 billion

Optimum International Fund

0.7500% of assets up to $500 million
0.7150% of assets from $500 million to $1 billion
0.7000% of assets from $1 billion to $1.5 billion
0.6750% of assets from $1.5 billion to $2 billion
0.6500% of assets from $2 billion to $2.5 billion
0.6000% of assets over $2.5 billion

Optimum Fixed Income Fund

0.6000% of assets up to $500 million
0.5500% of assets from $500 million to $1 billion
0.5000% of assets from $1 billion to $1.5 billion
0.4500% of assets from $1.5 billion to $2 billion
0.4250% of assets from $2 billion to 2.5 billion
0.4000% of assets from $2.5 billion to $5 billion
0.3750% of assets over $5 billion

During the last three fiscal years, the Funds paid the following investment management fees to the Manager:

Fund	March 31, 2021	March 31, 2022	March 31, 2023
Optimum Large Cap Growth Fund	$13,340,894 earned $13,340,894 paid $0 waived	$14,249,815 earned $14,177,531 paid $72,284 waived	$11,406,131 earned $10,096,575 paid $1,309,556 waived
Optimum Large Cap Value Fund	$10,371,924 earned $10,371,924 paid $0 waived	$12,561,194 earned $12,561,194 paid $0 waived	$12,467,448 earned $12,392,104 paid $75,344 waived
Optimum Small-Mid Cap Growth Fund	$6,449,430 earned $6,305,342 paid $144,088 waived	$7,720,081 earned $7,627,973 paid $92,108 waived	$5,950,276 earned $5,546,993 paid $403,283 waived

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Investment Manager and Other Service Providers

Fund	March 31, 2021	March 31, 2022	March 31, 2023
Optimum Small-Mid Cap Value Fund	$5,036,325 earned $4,969,324 paid $67,001 waived	$6,906,437 earned $6,897,811 paid $8,626 waived	$6,146,592 earned $5,859,382 paid $287,210 waived
Optimum International Fund	$4,205,043 earned $4,153,349 paid $51,694 waived	$7,214,064 earned $7,006,254 paid $207,810 waived	$5,158,004 earned $4,638,304 paid $519,700 waived
Optimum Fixed Income Fund	$13,283,425 earned $13,283,425 paid $0 waived	$14,431,212 earned $14,431,212 paid $0 waived	$12,757,860 earned $12,757,860 paid $0 waived

Each Fund's management fee, as a percentage of net assets, declines as assets increase above designated levels.

Except for those expenses borne by the Manager under the Agreement and the Distributor under the Distribution Agreement, each Fund is responsible for all of its own expenses. Among others, such expenses include each Fund's proportionate share of certain administrative expenses; investment management fees; transfer agent and dividend disbursing fees and costs; accounting services; custodian expenses; federal and state securities registration fees; proxy costs; and the costs of preparing prospectuses and reports sent to shareholders.

The Manager has also entered into a Consulting Services Agreement with LPL to provide research to assist the Manager in evaluating and monitoring the Funds' performance and the Funds' Sub-advisors and in making recommendations to the Trustees about hiring and changing Sub-advisors. As compensation for services rendered to the Manager under the Consulting Services Agreement, LPL is entitled to receive an annual fee equal to the following percentage rates of the average daily net assets of the Trust. The Manager is responsible for paying LPL the following consulting fee out of the Manager's assets:

Consulting Fee Schedule (annual rate as a percentage of average daily net assets of Trust)

0.22% of assets up to $2 billion
0.20% of assets from $2 billion to $5 billion
0.18% of assets from $5 billion to $6 billion
0.16% of assets from $6 billion to $7.5 billion
0.15% of assets from $7.5 billion to $10 billion
0.14% of assets from $10 billion to $12 billion
0.13% of assets from $12 billion to $14 billion
0.12% of assets over $14 billion

Sub-Advisors

The Manager has entered into Sub-Advisory Agreements on behalf of each Fund. The Sub-Advisory Agreements obligate American Century Investment Management, Inc. (“American Century”), Massachusetts Financial Services Company (“MFS”), Principal Global Investors, LLC (“Principal”), Peregrine Capital Management, LLC (“Peregrine”), Los Angeles Capital Management LLC (“Los Angeles Capital”), LSV Asset Management (“LSV”), Cardinal Capital Management, L.L.C. (“Cardinal”), Acadian Asset Management LLC (“Acadian”), Baillie Gifford Overseas Limited (“Baillie Gifford”), Pacific Investment Management Company LLC (“PIMCO”), and Great Lakes Advisors, LLC (“Great Lakes”) (referred to individually as a “Sub-advisor” and collectively as the “Sub-advisors”) to:

(i) make investment decisions on behalf of their respective Funds;
(ii) place all orders for the purchase and sale of investments for their respective Funds with brokers or dealers selected by the Manager and/or the Sub-advisors; and
(iii) perform certain limited related administrative functions in connection therewith.

Please see the Prospectus for more information about the Sub-advisors.

Pursuant to the terms of the Sub-Advisory Agreements, the investment sub-advisory fees are paid by the Manager to the Sub-advisors that are not affiliated persons of the Manager as a percentage of the average daily net assets of a given Fund managed by such Sub-advisor. For the past three fiscal years, the Manager paid the Sub-advisors the following investment sub-advisory fees (shown on an aggregated basis per Fund):

Fund	March 31, 2021	March 31, 2022	March 31, 2023
Optimum Large Cap Growth Fund	$6,460,682	$6,451,251	$4,360,110
Optimum Large Cap Value Fund	$4,801,008	$5,729,138	$5,685,231
Optimum Small-Mid Cap Growth Fund	$3,029,487	$3,690,004	$2,800,876

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Fund	March 31, 2021	March 31, 2022	March 31, 2023
Optimum Small-Mid Cap Value Fund	$2,529,736	$3,358,114	$3,002,794
Optimum International Fund	$2,244,882	$3,804,632	$2,780,807
Optimum Fixed Income Fund	$3,090,969	$3,353,307	$2,945,398

For the past three fiscal years, the annualized investment sub-advisory fees (shown on an aggregated basis per Fund) as a percentage of each Fund's average daily net assets were as follows:

Fund	March 31, 2021	March 31, 2022	March 31, 2023
Optimum Large Cap Growth Fund	0.33%	0.31%	0.27%
Optimum Large Cap Value Fund	0.30%	0.29%	0.29%
Optimum Small-Mid Cap Growth Fund	0.48%	0.47%	0.48%
Optimum Small-Mid Cap Value Fund	0.47%	0.44%	0.45%
Optimum International Fund	0.40%	0.39%	0.40%
Optimum Fixed Income Fund[1]	0.24%	0.11%	0.12%

[1]	The annualized investment sub-advisory fee for Optimum Fixed Income Fund is calculated as a percentage of the average daily net assets of the Fund managed by the Sub-advisor.

The Manager has also entered into Sub-Advisory Agreements on behalf of Optimum Fixed Income Fund with Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, and Macquarie Investment Management Europe Limited, each of which is an affiliate of the Manager (“Affiliated Sub-Advisor”). Pursuant to the terms of the relevant Sub-Advisory Agreement, the investment sub-advisory fee is paid by the Manager to each Affiliated Sub-Advisor based on the extent to which an Affiliated Sub-Advisor provides services to the Fund. During the Funds' last fiscal year, the Manager did not pay compensation to the Affiliated Sub-Advisors for services rendered under those Sub-Advisory Agreements.

Distributor

The Distributor, Delaware Distributors, L.P., located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, serves as the national distributor of the Fund's shares under a Distribution Agreement dated May 15, 2003, as amended and restated January 4, 2010, and further amended and restated on February 25, 2016. The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution, except for payments by the Retail Classes under their respective Rule 12b-1 Plans. The Distributor is an indirect subsidiary of MMHI and, therefore, of Macquarie. The Distributor has agreed to use its best efforts to sell shares of the Funds. See the Prospectus for information on how to invest. Shares of the Funds are offered on a continuous basis by the Distributor and may be purchased through authorized investment dealers or directly by contacting the Distributor or the Trust. The Distributor also serves as the national distributor for the Delaware Funds. The Board annually reviews fees paid to the Distributor.

During the Funds' past three fiscal years, the Distributor received net commissions from each Fund on behalf of its Class A shares, after re-allowances to dealers, as follows:

Fund/Fiscal Year Ended	Total Amount of Underwriting Commissions	Amounts Reallowed to Dealers	Net Commission to Distributor
Optimum Large Cap Growth Fund
March 31, 2023	$31,241	$26,144	$5,097
March 31, 2022	$24,972	$21,095	$3,877
March 31, 2021	$14,327	$12,241	$2,086
Optimum Large Cap Value Fund
March 31, 2023	$17,061	$14,325	$2,736
March 31, 2022	$23,147	$19,574	$3,573
March 31, 2021	$9,925	$8,175	$1,750
Optimum Small-Mid Cap Growth Fund
March 31, 2023	$5,147	$4,390	$757
March 31, 2022	$4,149	$3,586	$563
March 31, 2021	$1,368	$1,187	$181
Optimum Small-Mid Cap Value Fund
March 31, 2023	$2,336	$1,944	$392
March 31, 2022	$4,375	$3,789	$586
March 31, 2021	$2,633	$2,238	$395
Optimum International Fund

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Investment Manager and Other Service Providers

Fund/Fiscal Year Ended	Total Amount of Underwriting Commissions	Amounts Reallowed to Dealers	Net Commission to Distributor
March 31, 2023	$7,176	$6,117	$1,059
March 31, 2022	$4,323	$3,730	$593
March 31, 2021	$2,677	$2,226	$451
Optimum Fixed Income Fund
March 31, 2023	$32,389	$27,114	$5,275
March 31, 2022	$19,602	$16,892	$2,710
March 31, 2021	$10,055	$8,667	$1,388

During the Funds' last three fiscal years, the Distributor received, in the aggregate, limited contingent deferred sales charge (“Limited CDSC”) payments with respect to Class A shares and contingent deferred sales charge (“CDSC”) payments with respect to Class C shares as follows:

Fund	March 31, 2021	March 31, 2022	March 31, 2023
Optimum Large Cap Growth Fund	$425	$232	$4,751
Optimum Large Cap Value Fund	$751	$701	$3,057
Optimum Small-Mid Cap Growth Fund	$52	$47	$754
Optimum Small-Mid Cap Value Fund	$83	$58	$373
Optimum International Fund	$236	$118	$1,656
Optimum Fixed Income Fund	$1,055	$2,840	$6,065

The Funds did not receive any limited CDSC payments with respect to Class A shares for the periods noted above.

Fund Accountants

The Bank of New York Mellon (“BNY Mellon”), 240 Greenwich Street, New York, NY 10286-0001, provides fund accounting and financial administration services to the Funds. Those services include performing functions related to calculating each Fund's NAVs and providing financial reporting information, regulatory compliance testing, and other related accounting services. For these services, the Funds pay BNY Mellon an asset-based fee, subject to certain fee minimums plus certain out-of-pocket expenses and transactional charges. Delaware Investments Fund Services Company (“DIFSC”) provides fund accounting and financial administration oversight services to the Funds. Those services include overseeing the Funds' pricing process, the calculation and payment of fund expenses, and financial reporting in shareholder reports, registration statements, and other regulatory filings. DIFSC also manages the process for the payment of dividends and distributions and the dissemination of Fund NAVs and performance data. For these services, the Funds pay DIFSC an asset-based fee, subject to certain fee minimums, plus certain out-of-pocket expenses, and transactional charges. The fees payable to BNY Mellon and DIFSC under the service agreements described above will be allocated among all funds on a relative NAV basis.

During the past three fiscal years, the Funds paid the following amounts to BNY Mellon for fund accounting and financial administration services:

Fund	March 31, 2021	March 31, 2022	March 31, 2023
Optimum Large Cap Growth Fund	$304,472	$1,507,813	$1,013,952
Optimum Large Cap Value Fund	$256,319	$1,427,891	$1,212,472
Optimum Small-Mid Cap Growth Fund	$121,464	$582,123	$362,561
Optimum Small-Mid Cap Value Fund	$108,201	$578,037	$419,093
Optimum International Fund	$111,838	$726,377	$404,553
Optimum Fixed Income Fund	$405,218	$2,101,361	$1,478,738

During the past three fiscal years, the Funds paid the following amounts to DIFSC for fund accounting and financial administration oversight services:

Fund	March 31, 2021	March 31, 2022	March 31, 2023
Optimum Large Cap Growth Fund	$131,887	$136,352	$122,028
Optimum Large Cap Value Fund	$109,157	$129,157	$143,290
Optimum Small-Mid Cap Growth Fund	$45,400	$52,926	$46,978
Optimum Small-Mid Cap Value Fund	$39,141	$52,492	$53,378
Optimum International Fund	$40,829	$65,924	$80,849
Optimum Fixed Income Fund	$178,352	$189,636	$259,750

Administrative and Transfer Agency Services

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DIFSC, an affiliate of the Manager located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, also provides the Trust with administrative services including: preparation, filing and maintaining governing documents; preparation of materials and reports for the Board; and preparation and filing of registration statements and other regulatory filings. DIFSC makes available the office space, equipment, personnel and facilities required to provide such administrative services to the Trust. For providing these administrative services, the Trust pays DIFSC the following fee as a percentage of the Trust's average daily net assets (plus out-of-pocket expenses): 0.0525% of assets up to $7.5 billion; 0.0475% of assets from $7.5 billion to $10 billion; 0.0425% of assets from $10 billion to $12 billion; 0.0375% of assets from $12 billion to $14 billion; and 0.0325% of assets over $14 billion.

In addition, DIFSC serves as the shareholder servicing, dividend disbursing, and transfer agent for each Fund. DIFSC is an affiliate of the Manager and is a subsidiary of MMHI and, therefore, of Macquarie. For providing these transfer agency services, the Trust pays DIFSC a fee at an annual rate of 0.1800% of the Trust's total average daily net assets, subject to a minimum fee of $2,000 per class per Fund each month, plus out-of-pocket expenses. DIFSC will bill, and the Funds will pay, such compensation monthly.

DIFSC may also contract to compensate selling dealers for providing certain services to Fund shareholders. These payments are made out of DIFSC's compensation. In addition to the asset-based fee that LPL receives for services provided as consultant to the Manager, LPL has entered into an omnibus shareholder services agreement with DIFSC and DIFSC pays LPL compensation at a rate of $16 per year for each Fund shareholder account it provides services for pursuant to the omnibus agreement.

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) provides sub-transfer agency services to the Funds. In connection with these services, BNYMIS administers the overnight investment of cash pending investment in the Funds or payment of redemptions. The proceeds of this investment program are used to offset the Funds' transfer agency expenses.

Securities Lending Agent

The Board has approved each Fund's participation in a securities lending program. Under the securities lending program, BNY Mellon serves as the Funds' securities lending agent (“Securities Lending Agent”).

For the fiscal year ended March 31, 2023, the Funds did not earn income or pay any fees and/or compensation pursuant to the Lending Agreement between the Trust with respect to the Funds and the Securities Lending Agent.

Custodian

BNY Mellon is the custodian of each Fund's securities and cash. As custodian for the Funds, BNY Mellon maintains a separate account or accounts for each Fund; receives, holds, and releases portfolio securities on account of each Fund; receives and disburses money on behalf of each Fund; and collects and receives income and other payments and distributions on account of each Fund's portfolio securities. BNY Mellon also serves as the Funds' custodian for their investments in foreign securities.

Legal Counsel

Stradley Ronon Stevens & Young, LLP serves as the Trust's legal counsel.

Portfolio Managers

A. Other Accounts Managed

The following chart lists certain information about types of other accounts for which the portfolio managers are primarily responsible as of March 31, 2023, unless otherwise noted. Any accounts managed in a personal capacity appear under “Other Accounts” along with other accounts managed on a professional basis. This disclosure has been provided by the Manager and Sub-advisor, as applicable.

Optimum Large Cap Growth Fund

	No. of Accounts	Total Assets Managed	No. of Accounts with Performance- Based Fees	Total Assets in Accounts with Performance- Based Fees
American Century
Keith Lee, CFA Registered investment companies Other pooled investment vehicles Other accounts	5 3 3	$26,036,167,011 $1,293,443,955 $651,625,809	0 0 0	$0 $0 $0

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Portfolio Managers

	No. of Accounts	Total Assets Managed	No. of Accounts with Performance- Based Fees	Total Assets in Accounts with Performance- Based Fees
Michael X. Li, Ph.D. Registered investment companies Other pooled investment vehicles Other accounts	5 4 7	$26,036,167,011 $1,298,590,611 $2,779,298,180	0 0 0	$0 $0 $0
Jeff Bourke, CFA Registered investment companies Other pooled investment vehicles Other accounts	2 1 2	$19,732,433,713 $1,029,253,203 $1,262,228,306	0 0 0	$0 $0 $0
Los Angeles Capital
Hal W. Reynolds, CFA Registered investment companies Other pooled investment vehicles Other accounts	15 19 44	$6,938,073,538 $11,846,086,325 $11,042,076,866	1 4 8	$3,753,580,213 $1,368,516,963 $7,664,288,000
Daniel E. Allen, CFA Registered investment companies Other pooled investment vehicles Other accounts	14 19 36	$3,184,493,325 $11,846,086,325 $11,023,531,832	0 4 8	$0 $1,368,516,963 $7,664,288,000
Daniel Arche, CFA Registered investment companies Other pooled investment vehicles Other accounts	7 6 13	$1,787,052,785 $2,030,132,291 $1,535,649,549	0 2 0	$0 $937,578,347 $0

Optimum Large Cap Value Fund

	No. of Accounts	Total Assets Managed	No. of Accounts with Performance- Based Fees	Total Assets in Accounts with Performance- Based Fees
Great Lakes
Jeff Agne* Registered investment companies*** Other pooled investment vehicles Other accounts**	5 1 32	$3,326 million $94 million $2,229 million	1 0 0	$161 million $0 $0
Paul Roukis, CFA* Registered investment companies*** Other pooled investment vehicles Other accounts**	5 1 20	$3,326 million $94 million $1,473 million	1 0 0	$161 million $0 $0
MFS
Katherine Cannan Registered investment companies Other pooled investment vehicles Other accounts	10 3 15	$67.7 billion $5.5 billion $6.4 billion	0 0 0	$0 $0 $0
Nevin Chitkara Registered investment companies Other pooled investment vehicles Other accounts	10 3 15	$67.7 billion $5.5 billion $6.4 billion	0 0 0	$0 $0 $0

*

Information for Jeff Agne includes accounts/assets information for Great Lakes Large Cap Value, Focused Large Cap Value, and Large Cap Core. Information for Paul Roukis includes accounts/assets information for Great Lakes Large Cap Value and Focused Large Cap Value.

**	Other Accounts includes separately managed accounts and number of WRAP platform relationships.
***	Note: Jeff Agne and Paul Roukis serve as Co-PMs for the Great Lakes Large Cap Value strategy.

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Optimum Small-Mid Cap Growth Fund

	No. of Accounts	Total Assets Managed	No. of Accounts with Performance- Based Fees	Total Assets in Accounts with Performance- Based Fees
Principal
Christopher Corbett, CFA Registered investment companies Other pooled investment vehicles Other accounts	2 0 15	$240.6 million $0 $653.1 million	0 0 0	$0 $0 $0
Marc Shapiro Registered investment companies Other pooled investment vehicles Other accounts	2 0 15	$240.6 million $0 $653.1 million	0 0 0	$0 $0 $0
Peregrine
William A. Grierson, CFA Registered investment companies Other pooled investment vehicles Other accounts	3 1 12	$1,084 million $95 million $446 million	0 0 0	$0 $0 $0
Allison S. Lewis, CFA Registered investment companies Other pooled investment vehicles Other accounts	3 1 12	$1,084 million $95 million $446 million	0 0 0	$0 $0 $0
Paul E. von Kuster, CFA Registered investment companies Other pooled investment vehicles Other accounts	3 1 12	$1,084 million $95 million $446 million	0 0 0	$0 $0 $0
Samuel D. Smith, CFA Registered investment companies Other pooled investment vehicles Other accounts	3 1 12	$1,084 million $95 million $446 million	0 0 0	$0 $0 $0
Ryan H. Smith, CFA Registered investment companies Other pooled investment vehicles Other accounts	3 1 12	$1,084 million $95 million $446 million	0 0 0	$0 $0 $0

Optimum Small-Mid Cap Value Fund

	No. of Accounts	Total Assets Managed	No. of Accounts with Performance- Based Fees	Total Assets in Accounts with Performance- Based Fees
Cardinal
Eugene Fox, III Registered investment companies Other pooled investment vehicles Other accounts	6 3 40	$1,023,374,895 $280,998,121 $1,866,884,037	1 0 0	$387,820,503 $0 $0
Robert B. Kirkpatrick, CFA Registered investment companies Other pooled investment vehicles Other accounts	6 3 40	$1,023,374,895 $280,998,121 $1,866,884,037	1 0 0	$387,820,503 $0 $0
Rachel D. Matthews Registered investment companies Other pooled investment vehicles Other accounts	6 3 40	$1,023,374,895 $280,998,121 $1,866,884,037	1 0 0	$387,820,503 $0 $0

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Portfolio Managers

	No. of Accounts	Total Assets Managed	No. of Accounts with Performance- Based Fees	Total Assets in Accounts with Performance- Based Fees
Robert H. Fields Registered investment companies Other pooled investment vehicles Other accounts	6 3 40	$1,023,374,895 $280,998,121 $1,866,884,037	1 0 0	$387,820,503 $0 $0
LSV
Josef Lakonishok Registered investment companies Other pooled investment vehicles Other accounts	33 63 313	$15,464 million $22,082 million $54,088 million	0 6 69	$0 $1,767 million $13,023 million
Menno Vermeulen, CFA Registered investment companies Other pooled investment vehicles Other accounts	33 63 313	$15,464 million $22,082 million $54,088 million	0 6 69	$0 $1,767 million $13,023 million
Puneet Mansharamani, CFA Registered investment companies Other pooled investment vehicles Other accounts	33 63 313	$15,464 million $22,082 million $54,088 million	0 6 69	$0 $1,767 million $13,023 million
Greg Sleight Registered investment companies Other pooled investment vehicles Other accounts	33 63 313	$15,464 million $22,082 million $54,088 million	0 6 69	$0 $1,767 million $13,023 million
Guy Lakonishok, CFA Registered investment companies Other pooled investment vehicles Other accounts	33 63 313	$15,464 million $22,082 million $54,088 million	0 6 69	$0 $1,767 million $13,023 million

*	These accounts are limited partnerships to which LSV acts as General Partner and are an aggregation of underlying investors who have negotiated a performance fee.

Optimum International Fund

	No. of Accounts	Total Assets Managed	No. of Accounts with Performance- Based Fees	Total Assets in Accounts with Performance- Based Fees
Baillie Gifford
Andrew Stobart Registered investment companies Other pooled investment vehicles Other accounts	7 6 46	$9,927 million $2,795 million $16,328 million	1 1 4	$185 million $122 million $2,180 million
Donald Farquharson Registered investment companies Other pooled investment vehicles Other accounts	4 2 37	$5,123 million $1,055 million $12,717 million	0 0 5	$0 $0 $2,438 million
Jenny Davis Registered investment companies Other pooled investment vehicles Other accounts	4 1 32	$5,123 million $724 million $10,045 million	0 0 4	$0 $0 $2,180 million
Tom Walsh Registered investment companies Other pooled investment vehicles Other accounts	4 1 32	$5,123 million $724 million $10,045 million	0 0 4	$0 $0 $2,180 million

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	No. of Accounts	Total Assets Managed	No. of Accounts with Performance- Based Fees	Total Assets in Accounts with Performance- Based Fees
Chris Davies Registered investment companies Other pooled investment vehicles Other accounts	4 4 34	$5,123 million $1,796 million $10,254 million	0 0 4	$0 $0 $2,180 million
Steve Vaughan Registered investment companies Other pooled investment vehicles Other accounts	7 2 33	$5,652 million $804 million $10,102 million	1 0 4	$305 million $0 $2,180 million
Acadian*
Brendan O. Bradley, Ph.D. Registered investment companies Other pooled investment vehicles Other accounts	15 88 197	$7,832 million $25,956 million $60,997 million	0 14 22	$0 $1,955 $9,117
Ryan D. Taliaferro, Ph.D. Registered investment companies Other pooled investment vehicles Other accounts	15 88 197	$7,832 million $25,956 million $60,997 million	0 14 22	$0 $1,955 $9,117

*

For all core equity products offered by the firm, including the subject strategy, Acadian manages a single process that is custom-tailored to the objectives of its clients. The investment professionals shown above function as part of a core equity team of 35 portfolio managers, all of whom are responsible for working with the dedicated research team to develop and apply quantitative techniques to evaluate securities and markets and for final quality-control review of portfolios to ensure mandate compliance. The data shown for these managers reflect firm-level numbers of accounts and assets under management, segregated by investment vehicle type. Not reflected: $814 million in model advisory contracts where Acadian does not have trading authority. Acadian has been appointed as adviser or sub-advisor to numerous public and private funds domiciled in the U.S. and abroad. Acadian is not an investment company and does not directly offer mutual funds. The asset data shown under “Registered Investment Companies” reflects Advisory and sub-advisory relationships with U.S. registered investment companies offering funds to retail investors. The asset data shown under “Other Pooled Investment Vehicles” reflects a combination of; 1) Delaware-based private funds where Acadian has been appointed adviser or sub-advisor and 2) Non-U.S.-based funds where Acadian has been appointed adviser or sub-advisor.

Optimum Fixed Income Fund

	No. of Accounts	Total Assets Managed	No. Of Accounts with Performance- Based Fees	Total Assets in Accounts with Performance- Based Fees
The Manager
J. David Hillmeyer, CFA Registered investment companies Other pooled investment vehicles Other accounts	13 5 59	$17.8 billion $934.0 million $9.7 billion	0 0 1	$0 $0 $446.7 million
Daniela Mardarovici, CFA Registered investment companies Other pooled investment vehicles Other accounts	13 2 51	$17.8 billion $934.0 million $7.2 billion	0 0 0	$0 $0 $0
PIMCO
Marc P. Seidner, CFA Registered investment companies Other pooled investment vehicles Other accounts	19 57 76	$28,241 $16,565 $24,796	0 9 3	$0 $1,107 $1,075
Mike Cudzil Registered investment companies Other pooled investment vehicles Other accounts	23 8 26	$37,279 $4,502 $10,098	0 3 5	$0 $23,534 $2,329

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Portfolio Managers

	No. of Accounts	Total Assets Managed	No. Of Accounts with Performance- Based Fees	Total Assets in Accounts with Performance- Based Fees
Mohit Mittal Registered investment companies Other pooled investment vehicles Other accounts	40 26 68	$128,921 $20,569 $44,096	0 6 4	$0 $973 $1,945

B. Description of Material Conflicts of Interest

Optimum Large Cap Growth Fund

American Century
Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies, such as one portfolio buying or selling a security while another portfolio has a differing, potentially opposite position in such security. This may include one portfolio taking a short position in the security of an issuer that is held long in another portfolio (or vice versa). Other potential conflicts may arise with respect to the allocation of investment opportunities, which are discussed in more detail below. American Century Investments has adopted policies and procedures that are designed to minimize the effects of these conflicts.

Responsibility for managing American Century Investments client portfolios is organized according to investment discipline. Investment disciplines include, for example, disciplined equity, global growth equity, global value equity, global fixed income, multi-asset strategies, exchange traded funds, and Avantis Investors funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest. In addition, American Century Investments maintains an ethical wall that restricts real time access to information regarding any portfolio's transaction activities and positions to team members that have responsibility for a given portfolio or are within the same equity investment discipline. The ethical wall is intended to aid in preventing the misuse of portfolio holdings information and trading activity in the other disciplines.

For each investment strategy, one portfolio is generally designated as the “policy portfolio.” Other portfolios with similar investment objectives, guidelines and restrictions, if any, are referred to as “tracking portfolios.” When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century Investments' trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.

American Century Investments may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century Investments has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century Investments has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. A centralized trading desk executes all fixed income securities transactions for Avantis ETFs and mutual funds. For all other funds in the American Century complex, portfolio teams are responsible for executing fixed income trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system. There is an ethical wall between the Avantis trading desk and all other American Century traders. The Advisor's Global Head of Trading monitors all trading activity for best execution and to make sure no set of clients is being systematically disadvantaged.

Finally, investment of American Century Investments' corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century Investments has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century Investments to the detriment of client portfolios.

Los Angeles Capital
The potential for conflicts of interest arises when portfolio managers are responsible for multiple accounts including the Fund. Los Angeles Capital's client accounts are managed independently of one another in accordance with client specific mandates, restrictions, and instructions. Los Angeles Capital has implemented policies and procedures, including brokerage and trade allocation policies and procedures, that Los Angeles Capital believes are reasonably designed to address the potential for conflicts of interest associated with managing portfolios for multiple clients and that seek to treat all clients fairly and equally over time.

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Side-by-side management can result in investment positions or actions taken for one client account that differ from those taken in another client account. For example, one client account can engage in short sales of or take a short position in an investment that at the same time is owned or being purchased long in another client account. It is also possible that Los Angeles Capital may be purchasing or holding a security for one account and simultaneously selling the same security for another account. These positions and actions can adversely affect or benefit different clients at different times.

Los Angeles Capital may, at any given time, purchase and/or sell the same security in a block that is allocated among multiple accounts. There are a number of variables that can influence a decision to aggregate purchases or sales into a block, including but not limited to, order size, liquidity, client trading directives, regulatory limitations, round lot requirements, and cash flows. Los Angeles Capital allocates trades that are submitted in a block prior to placing the trade with the broker. When there is decision making on whether to include or exclude certain accounts from a block transaction, there is always the potential for conflicts of interest. The effect of trade aggregation may work on some occasions to the account's disadvantage. Los Angeles Capital's policies and procedures in allocating trades are structured to treat all clients fairly. Los Angeles Capital is not required to aggregate any particular trade. Los Angeles Capital's proprietary optimization-based technology for trading client portfolios uses real-time market prices to parse the master (“parent”) order lists into a sub-list or “child” order lists, for execution by agency brokers. For accounts traded using the firm's trade optimization technology, real- time market prices are the primary creation determinant in each child order. Therefore, names traded for one account (or group of accounts) may result in different execution prices than a name traded for another account (or group of accounts).

Based on a variety of factors including the strategy, guidelines, and turnover goals, Los Angeles Capital determines the trading frequency for each account. Most accounts currently trade at least semi-monthly and others may trade more or less frequently depending on such things as turnover goals, market conditions, and other factors unique to the strategy or markets in which they are invested. Los Angeles Capital has designed a proprietary Brokerage Allocation Randomization system for objectively pairing which broker to use when executing an account's transactions based on regional market eligibility/suitability characteristics, as well as perceived execution capability of the broker in such regional markets. Rebalances for U.S. strategy accounts are regularly rotated between traders and generally begin on the same day each week. The firm's proprietary accounts, which are invested in liquid, benchmark securities, may be traded in rotation with client accounts or on a particular day of the week depending on liquidity, size, model constraints, and resource constraints. The order of account rebalances may work on some occasions to the account's advantage or disadvantage.

Los Angeles Capital's portfolio managers manage accounts that are charged a performance-based fee alongside accounts in the same strategy with asset-based fee schedules. While performance-based fee arrangements may be viewed as creating an incentive to favor certain accounts over others in the allocation of investment opportunities, Los Angeles Capital has designed and implemented procedures to ensure that all clients are treated fairly and equally, and to prevent conflicts from influencing the allocation of investment opportunities. Management and performance fees inure to the benefit of the firm as a whole and not to specific individuals or groups of individuals.

Personal trading by Los Angeles Capital employees can present conflicts of interest. Los Angeles Capital has adopted a Code of Ethics that includes procedures on ethical conduct and personal trading including requirements for pre-clearance authorization from both the Trading and Compliance and Regulatory Risk Departments for certain security transactions. Nonetheless, because the Code of Ethics in some circumstances would permit an employee to invest in the same securities as clients, there is a possibility that such employee might benefit from market activity by a client in the same security.

Investment personnel of Los Angeles Capital or its affiliate may be permitted to be commercially or professionally involved with an issuer of securities. There is a potential risk that Los Angeles Capital personnel may place their own interests (resulting from outside employment/directorships) ahead of the interests of Los Angeles Capital clients. Before engaging in any outside business activity, employees must obtain approval of the CCO as well as other personnel. Any potential conflicts of interest from such involvement are monitored for compliance with Los Angeles Capital's Code of Ethics. The Code of Ethics also governs employees giving or accepting gifts and entertainment.

Optimum Large Cap Value Fund

Great Lakes
Great Lakes seeks to identify and monitor potential conflicts of interest and has adopted policies and procedures designed to address such potential conflicts. Investment teams and individual portfolio managers may manage multiple accounts, including separate accounts, commingled funds, and wrap accounts, using the same or a similar investment strategy (i.e., side-by-side management). The simultaneous management of these different investment products could create certain conflicts of interest as the fees for the management of certain types of products are higher than others.

The portfolio managers also manage accounts in which Great Lakes and/or its personnel have an interest. Great Lakes has an affirmative duty to treat all accounts fairly and equitably over time and maintains policies and has implemented policies and procedures designed to comply with that duty.

Although Great Lakes manages numerous accounts with similar or identical investment objectives or may manage accounts with different objectives that trade in the same securities, the investment decisions relating to these accounts, and the performance resulting from such decisions, may differ from account to account. For example, different client guidelines and restrictions may result in different investment decisions between accounts. In addition, the portfolio managers will not necessarily purchase or sell the same securities at the same time or in the same proportionate amounts for all eligible accounts if certain accounts have materially different amounts of investable cash or liquidity needs.

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Other factors that may result in different investment decisions include client-directed brokerage arrangements, soft dollar restrictions, and the sponsor-mandated execution of trades through specified broker-dealers in connection with certain wrap programs, all of which limit Great Lakes' brokerage discretion. Great Lakes seeks to identify and monitor potential conflicts of interest and has adopted policies and procedures designed to address such potential conflicts.

MFS
MFS seeks to identify potential conflicts of interest resulting from a portfolio manager's management of both the Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts. There is no guarantee that MFS will be successful in identifying or mitigating conflicts of interest.

The management of multiple funds and accounts (including accounts in which MFS or an affiliate has an interest) gives rise to conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons, and fees, as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances, there are securities which are suitable for the Fund's portfolio as well as for one or more other accounts advised by MFS or its subsidiaries (including accounts in which MFS or an affiliate has an interest) with similar investment objectives. MFS' trade allocation policies could have a detrimental effect on the Fund if the Fund's orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts advised by MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Fund's investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more accounts are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each over time. Allocations may be based on many factors and may not always be pro rata based on assets managed. The allocation methodology could have a detrimental effect on the price or availability of a security with respect to the Fund.

MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund; for instance, those that pay a higher advisory fee and/or have a performance adjustment, those that include an investment by the portfolio manager, and/or those in which MFS, its officers and/or employees, and/or its affiliates own or have an interest.

To the extent permitted by applicable law, certain accounts may invest their assets in other accounts advised by MFS or its affiliates, including accounts that are advised by one or more of the same portfolio manager(s), which could result in conflicts of interest relating to asset allocation, timing of purchases and redemptions, and increased profitability for MFS, its affiliates, and/or its personnel, including portfolio managers.

Optimum Small-Mid Cap Growth Fund

Principal
Principal continuously and annually reviews new and existing business arrangements for key conflicts of interest. Principal's Compliance Team attends timely training on compliance issues and works closely with Principal's third-party compliance consultant to maintain and update Principal 's Compliance Program. Principal 's Form ADV Part 2A provides disclosure of key conflicts of interest and describes certain procedures to mitigate or eliminate conflicts.

As of December 31, 2017, Principal no longer operates any Private Funds. Principal's sub-advised strategies may make investments in the same securities as other Principal sub-advised strategies if such funds/securities overlap. Principal seeks to allocate investment opportunities in a manner which it believes to be fair and equitable across any participating accounts. With respect to allocation of investment opportunities, the Portfolio Managers choose whether to make investments within their respective portfolios. The Portfolio Managers have open access to each other's investments and can review opportunities accordingly. Principal does not permit cross trades.

Principal has a comprehensive set of policies and procedures pursuant to Rule 206(4)-7 under the Investment Advisers Act of 1940, including certain policies and procedures are specifically directed to managing conflicts of interest.

Peregrine
All Peregrine Small Cap Growth portfolios with comparable objectives and constraints are managed alike. Portfolio trades are allocated on a pro rata basis across all client accounts. This holds true for both existing public companies and IPO allocations.

All transactions are allocated on or prior to entry of an order (new issues should be allocated on the day of the underwriter's allotment and before trading commences whenever feasible) with the ongoing objective of fair and equitable treatment of all accounts.

Exceptions to a pro rata allocation may be based on the following factors: (1) the market capitalization of the security involved, (2) the number of shares transacted, (3) the account's current cash position and near-term cash requirements, (4) cash flows, (5) the relative size of a security position versus target, (6) industry/sector weightings, (7) client and style constraints, (8) de minimis standards and (9) other factors which the portfolio manager determines would be fair and equitable for all accounts in a particular management style.

Because Peregrine is likely to receive a limited share allotment on initial public offerings, a pro rata allocation to all accounts managed in a particular style may not be practical in some situations. Peregrine may rotate participation in public offerings among all accounts managed in that style in an attempt to achieve fair and equitable treatment.

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Trades generally are allocated using the average share price of all the transactions in a security occurring on the same day. Exceptions result when separate trades in the same security are initiated at a different time or if trades are executed by more than one broker. Examples: (a) a trade with a client-directed broker and an aggregated (block) trade with another broker, and (b) a new issue security purchased on the deal and in the aftermarket.

Partially filled trades will be allocated on a pro rata basis subject to de minimis standards. De Minimis Standards - Allocations may be revised or re-allocated to reflect a specified minimum number of shares and/or a specified minimum portfolio position of less than a specified percentage of total market value.

Optimum Small-Mid Cap Value Fund

LSV
The same team of portfolio managers is responsible for the day-to-day management of all of LSV's accounts. LSV uses a proprietary quantitative investment model to manage all of LSV's accounts. LSV relies extensively on its quantitative investment model regarding the advisability of investing in a particular company. Any investment decisions are generally made based on whether a buy or sell signal is received from the proprietary quantitative investment model. Accounts or funds with performance-based fees and accounts or funds in which employees may be invested could create an incentive to favor those accounts or funds over other accounts or funds in the allocation of investment opportunities. In addition, it is possible that a short position may be taken on a security that is held long in another portfolio. LSV seeks to make allocations of investment opportunities in a manner that it considers fair, reasonable and equitable without favoring or disfavoring, consistently or consciously, any particular client. LSV has procedures designed to ensure that all clients are treated fairly and to prevent these potential conflicts from influencing the allocation of investment opportunities among clients. On a quarterly basis, the Forensic Testing Committee, consisting of the Chief Compliance/Legal/Risk Officer, Compliance Officer, Chief Operating Officer and Compliance Analyst, reviews, among other things, allocations of investment opportunities among clients and the allocation of partially-filled block, including allocations to accounts or funds with performance-based fees or in which employees may be invested, trades to confirm consistency with LSV's policies and procedures.

Cardinal
Cardinal has adopted and implemented policies and procedures intended to address conflicts of interest relating to the management of multiple accounts, including accounts with multiple fee arrangements, and the allocation of investment opportunities. Cardinal and its investment personnel manage both client accounts that are charged performance-based compensation and accounts that are charged an asset-based fee, which is a non-performance-based fee. In addition, certain client accounts may have higher asset-based fees than other accounts. When Cardinal and its investment personnel manage more than one client account a potential exists for one client account to be favored over another client account. Cardinal and its investment personnel may have a greater incentive to favor client accounts that pay Cardinal (and indirectly the portfolio manager) performance-based compensation or higher fees. Cardinal reviews investment decisions for the purpose of ensuring that all accounts with substantially similar investment objectives are treated equitably. The performance of similarly managed accounts is also regularly compared to determine whether there are any unexplained significant discrepancies. In addition, Cardinal's procedures relating to the allocation of investment opportunities require that similarly managed accounts participate in investment opportunities pro rata based on asset size and require that, to the extent orders are aggregated, the client orders are price-averaged. Finally, Cardinal's procedures also require the objective allocation for limited opportunities (such as initial public offerings) to ensure fair and equitable allocation among accounts. These areas are monitored by Cardinal's chief compliance officer.

Optimum International Fund

Baillie Gifford
Baillie Gifford has a duty to act in the best interests of its clients and to treat them fairly when providing investment services. From time to time, there may be situations that give rise to a conflict of interest. A conflict can arise between the interests of Baillie Gifford, its partners and employees, and the interests of a client of Baillie Gifford. A conflict of interest can also arise between the interests of one client of Baillie Gifford and another client. In such circumstances, we have put in place effective organizational and administrative arrangements to ensure that reasonable steps are taken to prevent the conflict giving rise to a material risk of damage to the interests of our clients. In addition, where we pay or accept any fee or commission, or provide or receive any non-monetary benefit in relation to our investment services, we take care to ensure that such benefits do not place Baillie Gifford or any third party firm in a situation which would not be in compliance with the general duty to act in accordance with the best interests of our clients.

Baillie Gifford maintains a firm-wide Conflicts Policy and Matrix which identifies conflicts and potential conflicts of interest that exist within the firm, and the procedures and controls that have been adopted to manage these conflicts. It is maintained by the Chief Compliance Officer and is subject to review and approval by the Compliance Committee which consists of a cross section of senior management.

Acadian
A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, including the subject Fund, which may have different investment guidelines and objectives. In addition to the subject Fund, these accounts may include other mutual funds managed on an advisory or sub-advisory basis, separate accounts and collective trust accounts. An investment opportunity may be suitable for the subject Fund as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by the subject Fund and the Other Accounts. The Other Accounts may have similar investment objectives or strategies as the subject Fund, may track the same benchmarks or indexes as the subject Fund tracks, and may sell securities that are eligible to be held, sold or purchased by the subject Fund. A portfolio manager may be responsible for accounts that have different advisory fee schedules, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities. A portfolio manager may also

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manage accounts whose investment objectives and policies differ from those of the subject Fund, which may cause the portfolio manager to effect trading in one account that may have an adverse effect on the value of the holdings within another account, including the subject Fund.

To address and manage these potential conflicts of interest, Acadian has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of its clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies, portfolio manager assignment practices and oversight by investment management and the Compliance team.

Optimum Fixed Income Fund

The Manager
Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Fund and the investment action for each such other fund or account and the Funds may differ. For example, an account or fund may be selling a security, while another account or fund may be purchasing or holding the same security. As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund, account, or a Fund. Additionally, the management of multiple other funds or accounts and a Fund may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple funds or accounts and the Funds. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. The Manager has adopted procedures designed to allocate investments fairly across multiple funds and accounts.

Some of the accounts managed by the portfolio managers as set forth in the table above may have performance-based fees. This compensation structure presents a potential conflict of interest because a portfolio manager has an incentive to manage these accounts so as to enhance their performance, to the possible detriment of other accounts for which the Manager does not receive a performance-based fee.

A portfolio manager's management of personal accounts also may present certain conflicts of interest. While the Manager's Code of Ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

PIMCO
From time to time, potential and actual conflicts of interest may arise between a portfolio manager's management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO's other business activities and PIMCO's possession of material non-public information (“MNPI”) about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds. Potential and actual conflicts of interest may also arise as a result of PIMCO serving as investment adviser to accounts that invest in the Funds. In this case, such conflicts of interest could in theory give rise to incentives for PIMCO to, among other things, vote proxies or redeem shares of a Fund in a manner beneficial to the investing account but detrimental to the Fund. Conversely, PIMCO's duties to the Funds, as well as regulatory or other limitations applicable to the Funds, may affect the courses of action available to PIMCO-advised accounts (including certain Funds) that invest in the Funds in a manner that is detrimental to such investing accounts.

Because PIMCO is affiliated with Allianz SE, a large multi-national financial institution (together with its affiliates, “Allianz”), conflicts similar to those described below may occur between the Funds or other accounts managed by PIMCO and PIMCO's affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Funds or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Funds or other accounts managed by PIMCO (each, a “Client,” and collectively, the “Clients”). In addition, because certain Clients (as defined below) are affiliates of PIMCO or have investors who are affiliates or employees of PIMCO, PIMCO may have incentives to resolve conflicts of interest in favor of these Clients over other Clients.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of a portfolio manager's day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund's trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of a portfolio manager's management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for one or more Clients, but may not be available in sufficient quantities for all accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another Client. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

PIMCO seeks to allocate orders across eligible Client accounts with similar investment guidelines and investment styles fairly and equitably, taking into consideration relevant factors including, among others, applicable investment restrictions and guidelines, regulatory requirements, risk tolerances and available cash. As part of PIMCO's trade allocation process, portions of new fixed income investment opportunities are distributed among Client account categories where the relevant portfolio managers seek to participate in the investment. Those portions are then further allocated among the Client accounts within such categories pursuant to PIMCO's trade allocation policy. Portfolio managers managing quantitative strategies and specialized accounts, such as

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those focused on international securities, mortgage-backed securities, bank loans, or other specialized asset classes, will likely receive an increased distribution of new fixed income investment opportunities where the investment involves a quantitative strategy or specialized asset class that matches the investment objective or focus of the Client account category.

Any particular allocation decision among Client accounts may be more or less advantageous to any one Client or group of Clients, and certain allocations will, to the extent consistent with PIMCO's fiduciary obligations, deviate from a pro rata basis among Clients in order to address for example, differences in legal, tax, regulatory, risk management, concentration, exposure, Client guideline limitations and/or mandate or strategy considerations for the relevant Clients. PIMCO may determine that an investment opportunity or particular purchases or sales are appropriate for one or more Clients, but not appropriate for other Clients, or are appropriate or suitable for, or available to, Clients but in different sizes, terms, or timing than is appropriate or suitable for other Clients. For example, some Clients have higher risk tolerances than other Clients, such as private funds, which, in turn, allows PIMCO to allocate a wider variety and/or greater percentage of certain types of investments (which may or may not outperform other types of investments) to such Clients. Those Clients receiving an increased allocation as a result of the effect of their respective risk tolerance may be Clients that pay higher investment management fees or that pay incentive fees. In addition, certain Client account categories focusing on certain types of investments or asset classes will be given priority in new issue distribution and allocation with respect to the investments or asset classes that are the focus of their investment mandate. Legal, contractual, or regulatory issues and/or related expenses applicable to PIMCO or one or more Clients may result in certain Clients not receiving securities that may otherwise be appropriate for them or may result in PIMCO selling securities out of Client accounts even if it might otherwise be beneficial to continue to hold them. Additional factors that are taken into account in the distribution and allocation of investment opportunities to Client accounts include, without limitation: ability to utilize leverage and risk tolerance of the Client account; the amount of discretion and trade authority given to PIMCO by the Client; availability of other similar investment opportunities; the Client account's investment horizon and objectives; hedging, cash and liquidity needs of the portfolio; minimum increments and lot sizes; and underlying benchmark factors. Given all of the foregoing factors, the amount, timing, structuring, or terms of an investment by a Client, including a Fund, may differ from, and performance may be lower than, investments and performance of other Clients, including those that may provide greater fees or other compensation (including performance-based fees or allocations) to PIMCO. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

From time to time, PIMCO may take an investment position or action for one or more Clients that may be different from, or inconsistent with, an action or position taken for one or more other Clients having similar or differing investment objectives. These positions and actions may adversely impact, or in some instances may benefit, one or more affected Clients (including Clients that are PIMCO affiliates) in which PIMCO has an interest, or which pays PIMCO higher fees or a performance fee. For example, a Client may buy a security and another Client may establish a short position in that same security. The subsequent short sale may result in a decrease in the price of the security that the other Client holds. Similarly, transactions or investments by one or more Clients may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of another Client.

When PIMCO implements for one Client a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies of another Client, market impact, liquidity constraints or other factors could result in one or more Clients receiving less favorable trading results, the costs of implementing such portfolio decisions or strategies could be increased or such Clients could otherwise be disadvantaged. On the other hand, potential conflicts may also arise because portfolio decisions regarding a Client may benefit other Clients. For example, the sale of a long position or establishment of a short position for a Client may decrease the price of the same security sold short by (and therefore benefit) other Clients, and the purchase of a security or covering of a short position in a security for a Client may increase the price of the same security held by (and therefore benefit) other Clients.

Under certain circumstances, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment. In addition, to the extent permitted by applicable law, a Client may also engage in investment transactions that may result in other Clients being relieved of obligations, or that may cause other Clients to divest certain investments (e.g., a Client may make a loan to, or directly or indirectly acquire securities or indebtedness of, a company that uses the proceeds to refinance or reorganize its capital structure, which could result in repayment of debt held by another Client). Such Clients (or groups of Clients) may have conflicting interests and objectives in connection with such investments, including with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment and the timeframe for, and method of, exiting the investment. When making such investments, PIMCO may do so in a way that favors one Client over another Client, even if both Clients are investing in the same security at the same time. Certain Clients may invest on a “parallel” basis (i.e., proportionately in all transactions at substantially the same time and on substantially the same terms and conditions). In addition, other accounts may expect to invest in many of the same types of investments as another account. However, there may be investments in which one or more of such accounts does not invest (or invests on different terms or on a non-pro rata basis) due to factors such as legal, tax, regulatory, business, contractual or other similar considerations or due to the provisions of a Client's governing documents. Decisions as to the allocation of investment opportunities among such Clients present numerous conflicts of interest, which may not be resolved in a manner that is favorable to a Client's interests. To the extent an investment is not allocated pro rata among such entities, a Client could incur a disproportionate amount of income or loss related to such investment relative to such other Client.

In addition, Clients may invest alongside one another in the same underlying investments or otherwise pursuant to a substantially similar investment strategy as one or more other Clients. In such cases, certain Clients may have preferential liquidity and information rights relative to other Clients holding the same investments, with the result that such Clients will be able to withdraw/redeem their interests in underlying investments in priority to Clients who may have more limited access to information or more restrictive withdrawal/redemption rights. Clients with more limited information rights or more restrictive liquidity may therefore be adversely affected in the event of a downturn in the markets.

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Further, potential conflicts may be inherent in PIMCO's use of multiple strategies. For example, conflicts will arise in cases where different Clients invest in different parts of an issuer's capital structure, including circumstances in which one or more Clients may own private securities or obligations of an issuer and other Clients may own or seek to acquire private securities of the same issuer. For example, a Client may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other Clients have an equity investment, or may invest in senior debt obligations of an issuer for one Client and junior debt obligations or equity of the same issuer for another Client.

PIMCO may also, for example, direct a Client to invest in a tranche of a structured finance vehicle, such as a CLO or CDO, where PIMCO is also, at the same or different time, directing another Client to make investments in a different tranche of the same vehicle, which tranche's interests may be adverse to other tranches. PIMCO may also cause a Client to purchase from, or sell assets to, an entity, such as a structured finance vehicle, in which other Clients may have an interest, potentially in a manner that will have an adverse effect on the other Clients. There may also be conflicts where, for example, a Client holds certain debt or equity securities of an issuer, and that same issuer has issued other debt, equity or other instruments that are owned by other Clients or by an entity, such as a structured finance vehicle, in which other Clients have an interest.

In each of the situations described above, PIMCO may take actions with respect to the assets held by one Client that are adverse to the other Clients, for example, by foreclosing on loans, by putting an issuer into default, or by exercising rights to purchase or sell to an issuer, causing an issuer to take actions adverse to certain classes of securities, or otherwise. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers or taking any other actions, PIMCO may find that the interests of a Client and the interests of one or more other Clients could conflict. In these situations, decisions over items such as whether to make the investment or take an action, proxy voting, corporate reorganization, how to exit an investment, or bankruptcy or similar matters (including, for example, whether to trigger an event of default or the terms of any workout) may result in conflicts of interest. Similarly, if an issuer in which a Client and one or more other Clients directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, decisions over the terms of any workout will raise conflicts of interests (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, a debt holder may be better served by a liquidation of the issuer in which it may be paid in full, whereas an equity or junior bond holder might prefer a reorganization that holds the potential to create value for the equity holders. In some cases PIMCO may refrain from taking certain actions or making certain investments on behalf of Clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory or other effects on PIMCO, or may sell investments for certain Clients (in each case potentially disadvantaging the Clients on whose behalf the actions are not taken, investments not made, or investments sold). In other cases, PIMCO may not refrain from taking actions or making investments on behalf of certain Clients that have the potential to disadvantage other Clients. In addition, PIMCO may take actions or refrain from taking actions in order to mitigate legal risks to PIMCO or its affiliates or its Clients even if disadvantageous to a Client's account. Moreover, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment.

Additionally, certain conflicts may exist with respect to portfolio managers who make investment decisions on behalf of several different types of Clients. Such portfolio managers may have an incentive to allocate trades, time or resources to certain Clients, including those Clients who pay higher investment management fees or that pay incentive fees or allocations, over other Clients. These conflicts may be heightened with respect to portfolio managers who are eligible to receive a performance allocation under certain circumstances as part of their compensation.

From time to time, PIMCO personnel may come into possession of MNPI which, if disclosed, might affect an investor's decision to buy, sell or hold a security. Should a PIMCO employee come into possession of MNPI with respect to an issuer, he or she generally will be prohibited from communicating such information to, or using such information for the benefit of, Clients, which could limit the ability of Clients to buy, sell or hold certain investments, thereby limiting the investment opportunities or exit strategies available to Clients. In addition, holdings in the securities or other instruments of an issuer by PIMCO or its affiliates may affect the ability of a Client to make certain acquisitions of or enter into certain transactions with such issuer. PIMCO has no obligation or responsibility to disclose such information to, or use such information for the benefit of, any person (including Clients).

PIMCO maintains one or more restricted lists of companies whose securities are subject to certain trading prohibitions due to PIMCO's business activities. PIMCO may restrict trading in an issuer's securities if the issuer is on a restricted list or if PIMCO has MNPI about that issuer. In some situations, PIMCO may restrict Clients from trading in a particular issuer's securities in order to allow PIMCO to receive MNPI on behalf of other Clients. A Client may be unable to buy or sell certain securities until the restriction is lifted, which could disadvantage the Client. PIMCO may also be restricted from making (or divesting of) investments in respect of some Clients but not others. In some cases PIMCO may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice relating to certain securities if a security is restricted due to MNPI or if PIMCO is seeking to limit receipt of MNPI.

PIMCO may conduct litigation or engage in other legal actions on behalf of one or more Clients. In such cases, Clients may be required to bear certain fees, costs, expenses and liabilities associated with the litigation. Other Clients that are or were investors in, or otherwise involved with, the subject investments may or may not (depending on the circumstances) be parties to such litigation actions, with the result that certain Clients may participate in litigation actions in which not all Clients with similar investments may participate, and such non-participating Clients may benefit from the results of such litigation actions without bearing or otherwise being subject to the associated fees, costs, expenses and liabilities. PIMCO, for example, typically does not pursue legal claims on behalf of its separate accounts. Furthermore, in certain situations, litigation or other legal actions pursued by PIMCO on behalf of a Client may be brought against or be otherwise adverse to a portfolio company or other investment held by a Client.

The foregoing is not a complete list of conflicts to which PIMCO or Clients may be subject. PIMCO seeks to review conflicts on a case-by-case basis as they arise. Any review will take into consideration the interests of the relevant Clients, the circumstances giving rise to the conflict, applicable PIMCO policies and procedures, and applicable laws. Clients (and investors in Portfolios) should be aware that conflicts will not necessarily be resolved in favor of their interests

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and may in fact be resolved in a manner adverse to their interests. PIMCO will attempt to resolve such matters fairly, but even so, matters may be resolved in favor of other Clients which pay PIMCO higher fees or performance fees or in which PIMCO or its affiliates have a significant proprietary interest. There can be no assurance that any actual or potential conflicts of interest will not result in a particular Client or group of Clients receiving less favorable investment terms in or returns from certain investments than if such conflicts of interest did not exist.

Conflicts like those described above may also occur between Clients, on the one hand, and PIMCO or its affiliates, on the other. These conflicts will not always be resolved in favor of the Client. In addition, because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described above may occur between clients of PIMCO and PIMCO's affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to PIMCO's Clients. In many cases PIMCO will have limited or no ability to mitigate those actions or address those conflicts, which could adversely affect Client performance. In addition, certain regulatory restrictions may prohibit PIMCO from using certain brokers or investing in certain companies (even if such companies are not affiliated with Allianz) because of the applicability of certain laws and regulations applicable to PIMCO, Allianz SE or their affiliates. An account's willingness to negotiate terms or take actions with respect to an investment may also be, directly or indirectly, constrained or otherwise impacted to the extent Allianz SE, PIMCO, and/or their affiliates, directors, partners, managers, members, officers or personnel are also invested therein or otherwise have a connection to the subject investment (e.g., serving as a trustee or board member thereof).

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

PIMCO has implemented policies and procedures relating to, among other things, portfolio management and trading practices, personal investment transactions, insider trading, gifts and entertainment, and political contributions that seek to identify, manage and/or mitigate actual or potential conflicts of interest and resolve such conflicts appropriately if they occur. PIMCO seeks to resolve any actual or potential conflicts in each client's best interest. For more information regarding PIMCO's actual or potential conflicts of interest, please refer to Item 10 and Item 11 in PIMCO's Form ADV, Part 2A, attached as Exhibit B.

C. Compensation Structure

Each portfolio manager's compensation consists of the following:

Optimum Large Cap Growth Fund

American Century
American Century Investments portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. As of March 31, 2023, it includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity.

Base Salary

Portfolio managers receive base pay in the form of a fixed annual salary.

Bonus

A significant portion of portfolio manager compensation takes the form of an annual incentive bonus, which is determined by a combination of factors. One factor is investment performance of funds a portfolio manager manages. The mutual funds' investment performance is generally measured by a combination of one-, three- and five-year pre-tax performance relative to various benchmarks and/or internally-customized peer groups. The performance comparison periods may be adjusted based on a fund's inception date or a portfolio manager's tenure on the fund.

Portfolio managers may have responsibility for multiple American Century Investments products. In such cases, the performance of each is assigned a percentage weight appropriate for the portfolio manager's relative levels of responsibility. Portfolio managers also may have responsibility for other types of managed portfolios or ETFs. If the performance of a managed account or ETF is considered for purposes of compensation, it is generally measured via the same criteria as an American Century Investments mutual fund (i.e., relative to the performance of a benchmark and/or peer group).

A second factor in the bonus calculation relates to the performance of a number of American Century Investments products managed according to one of the following investment disciplines: global growth equity, global value equity, disciplined equity, global fixed-income, and multi-asset strategies. The performance of American Century ETFs may also be included for certain investment disciplines. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one-, three- and five-year performance (equal or asset weighted) depending on the portfolio manager's responsibilities and products managed and the composite for certain portfolio managers may include multiple disciplines. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.

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Portfolio Managers

A portion of portfolio managers' bonuses may be discretionary and may be tied to factors such as profitability or individual performance goals, such as research projects and the development of new products.

Restricted Stock Plans

Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual's grant is determined by individual and product performance as well as other product-specific considerations such as profitability. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three to four years).

Deferred Compensation Plans

Portfolio managers are eligible for grants of deferred compensation. These grants are used in very limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century Investments mutual funds in which the portfolio manager chooses to invest them.

Los Angeles Capital

Los Angeles Capital's portfolio managers participate in a competitive compensation program that is aimed at attracting and retaining talented professionals with an emphasis on disciplined risk management, ethics and compliance-centered behavior. No component of Los Angeles Capital's compensation policy or payment scheme is tied directly to the performance of one or more client portfolios or funds.

Each of Los Angeles Capital's portfolio managers receives a base salary fixed from year to year. In addition, the portfolio managers participate in Los Angeles Capital's profit-sharing plan. The aggregate amount of the contribution to Los Angeles Capital's profit-sharing plan is based on overall firm profitability with amounts paid to individual employees based on their relative overall compensation. Each of the portfolio managers also are equity owners of Los Angeles Capital and are eligible to receive equity distributions based upon the firm's overall profits. Mr. Arche is also eligible to receive a discretionary bonus from Los Angeles Capital.

Optimum Large Cap Value Fund

Great Lakes

Our investment professionals are eligible for attractive compensation packages comprised of base salaries, a Tracking Share plan (deferred compensation plan), as well as annual bonus compensation.

Currently at Great Lakes, we offer competitive salary, benefits (company matching 401k program, medical, vision, and dental) and bonus based on merit and profitability of the firm and measurable objectives based on (a) short-term and long-term performance of the strategy over 1, 3 and 5 year periods, (b) individual contribution to performance, and (c) contribution to overall firm profitability.

In addition, as part of our longer-term vision, key employees at Great Lakes Advisors are included in the Great Lakes Tracking Share plan, a deferred compensation plan designed to reward those employees for the growth in the franchise value of Great Lakes. This plan provides meaningful “ownership” in the firm and aligns our interests with our clients. The shares begin to vest after three years and pay out over 10 years.

We believe our competitive salary, bonus and benefits as well as the Tracking Share plan are effective retention tools.

MFS
Compensation. MFS' philosophy is to align portfolio manager compensation with the goal to provide shareholders with long-term value through a collaborative investment process. Therefore, MFS uses long-term investment performance as well as contribution to the overall investment process and collaborative culture as key factors in determining portfolio manager compensation. In addition, MFS seeks to maintain total compensation programs that are competitive in the asset management industry in each geographic market where it has employees. MFS uses competitive compensation data to ensure that compensation practices are aligned with its goals of attracting, retaining, and motivating the highest-quality professionals.

MFS reviews portfolio manager compensation annually. In determining portfolio manager compensation, MFS uses quantitative means and qualitative means to help ensure a durable investment process. As of December 31, 2022, portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary — Base salary generally represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

Performance Bonus — Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

The quantitative portion is primarily based on the pre-tax performance of accounts managed by the portfolio manager over a range of fixed-length time periods, intended to provide the ability to assess performance over time periods consistent with a full market cycle and a strategy's investment horizon. The fixed-length time periods include the portfolio manager's full tenure on each fund and, when available, 10-, 5-, and 3-year periods. Emphasis is generally placed on longer performance periods when multiple performance periods are available. Performance is evaluated across the full set of strategies and portfolios managed by a given portfolio manager, relative to appropriate peer group universes and/or representative indices (“benchmarks”). As of December 31, 2022, the Russell 1000® Value Index was used to measure each portfolio manager's performance for the fund.

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Benchmarks may include versions and components of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, where appropriate.

The qualitative portion is based on the results of an annual internal peer review process (where portfolio managers are evaluated by other portfolio managers, analysts, and traders) and management's assessment of overall portfolio manager contribution to the MFS investment process and the client experience (distinct from fund and other account performance).

The performance bonus is generally a combination of cash and a deferred cash award. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager.

MFS Equity Plan — Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager's compensation depends upon the length of the individual's tenure at MFS and salary level, as well as other factors.

Optimum Small-Mid Cap Growth Fund

Principal

Compensation for equity investment professionals at all levels and across all strategies is comprised of base salary and variable incentive components. As team members advance in their careers, the variable component increases in its proportion commensurate with responsibility levels. Variable compensation takes the form of a profit share plan with funding based on various goals and objectives tailored to the focus and priorities of the team. The plan is designed to provide line-of-sight to investment professionals, enabling them to share in current and future business growth while reinforcing delivery of investment performance, collaboration, regulatory compliance, client retention and client satisfaction.

The variable component is well aligned with client goals and objectives, with the largest determinant being investment performance (pre-tax) relative to appropriate client benchmarks and peer groups. Relative performance metrics are measured over rolling one-year, three-year and five-year periods, calculated quarterly. Weightings intentionally place a greater emphasis on three and five year results, reinforcing a longer term orientation. In addition to investment performance, other discretionary factors such as team and individual results also contribute to the quantum of incentive compensation. The structure is uniformly applied among all investment professionals, including portfolio managers, research analysts, traders and team leaders.

Payments under the variable incentive plan may be in the form of cash or a combination of cash and deferred compensation. The amount of variable compensation delivered in the form of deferred compensation depends on the size of an individual's incentive award as it relates to a tiered deferral scale. Sixty percent of total deferred compensation is required to be invested into equity funds managed by the team, via a co-investment program, with the remaining forty percent in the form of restricted stock of Principal Financial Group. All deferred compensation agreements are subject to a minimum three year vesting schedule.

The benefits of this incentive structure are threefold. First, the emphasis on investment performance as the largest driver of variable compensation allocation provides strong alignment of interests with client objectives. Second, the discretionary element is intended to balance the allocation of the funded profit pool and rewards individual and team contributions that deliver on longer term business strategies including asset retention and growth, firm wide collaboration and team development. Third, the overall measurement framework and the deferred component are well aligned with our desired focus on clients' objectives (e.g. co-investment), alignment with PFG stakeholders and talent retention.

Peregrine
The compensation plan for Peregrine investment professionals has been structured to allow each member of the team to participate fully in the success of their investment style. Peregrine's portfolio managers are compensated with a competitive base salary plus incentives that are tied to investment performance, new client additions and client retention. Compensation is intentionally aligned with the interests of Peregrine clients. Finally, a portion of incentive compensation is tied to 3- and 5-year investment performance relative to standard industry indices.

Optimum Small-Mid Cap Value Fund

LSV
The portfolio managers' compensation consists of a salary and discretionary bonus. Each of the portfolio managers is a partner of LSV and thereby receives a portion of the overall profit of the firm as part of his ownership interests. The bonus is based upon the profitability of the firm and individual performance. Individual performance is subjective and may be based on a number of factors, such as the individual's leadership and contribution to the strategic planning and development of the investment group.

Cardinal

Cardinal portfolio managers receive a fixed base salary and, as owners, receive distributions based on the firm's profitability. Analysts receive a competitive

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Portfolio Managers

base salary and an annual discretionary bonus tied to the overall success of the firm and their contributions to the team. In addition, analysts are eligible for profit-sharing starting on their fifth anniversary with the firm. Each senior research analyst also has an economic interest in Cardinal's net profits.

Optimum International Fund

Baillie Gifford

Baillie Gifford's compensation package is oriented towards rewarding long-term contributions to both investment performance and the business overall.

The remuneration for non-partner Investment Managers (Portfolio Managers and Researchers) at Baillie Gifford has three key elements ( i) base salary, ( ii) an Annual Performance Award and ( iii) a Long-Term Profit Award. In addition, portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all Baillie Gifford employees.

The Annual Performance Award (APA) for non-partner Investment Managers is determined as follows:

•
80% of the APA arrangement is determined by the investment performance of the investment team, the Portfolio Construction Groups (PCGs), or a combination of both that the individual has been part of, over the specified investment time horizon, reflecting Baillie Gifford's emphasis on long term investing.

•
20% of the APA arrangement is determined by the firms Net Promoter Score, emphasizing the importance of client service and the role all staff play in this.

Within the firm each Investment Team and the PCG have pre-determined performance targets. These targets, along with the relevant portfolios being measured, are established and agreed with each Head of Department following consultation with the Remuneration Committee and the Investment Leadership Groups.

The Long-Term Profit Award (LTPA) element delivers a share of the firm's profitability to each member of staff. The level of award each individual receives is determined by their role and contribution to the long-term performance of the firm.

All Investment Managers defer between 20% and 40% of their total annual variable remuneration (both APA and LTPA elements). Awards deferred are held for a period of three years and are invested in a range of funds managed by Baillie Gifford that broadly reflect the firm's investment policy.

Partner remuneration comprises a fixed base salary and a share of the partnership profits. The profit share is calculated as a percentage of total partnership profits based on seniority, role within Baillie Gifford and length of service. The basis of the profit share is detailed in the Baillie Gifford Partnership Agreement. The main staff benefits, such as pension benefits, are not available to partners, who therefore provide for benefits from their own personal funds.

Acadian
Compensation structure varies among professionals, although the basic package involves a generous base salary, strong bonus potential, profit sharing participation, various benefits, and, among the majority of senior investment professionals and certain other key employees, equity interest in the firm as part of the Acadian Key Employee Limited Partnership.

Compensation is highly incentive-driven, with Acadian often paying in excess of 100% of base pay for performance bonuses. Bonuses are tied directly to the individual's contribution and performance during the year, with members of the investment team evaluated on such factors as their contributions to the investment process, account retention, asset growth, and overall firm performance. Since portfolio management in our equity strategies is a team approach, investment team members' compensation is not linked to the performance of specific accounts but rather to the individual's overall contribution to the success of the team and the firm's profitability. This helps to ensure an “even playing field” as investment team members are strongly incentivized to strive for the best possible portfolio performance for all clients rather than only for select accounts.

Optimum Fixed Income Fund

The Manager
Base Salary — Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

Bonus. An objective component is added to the bonus for each manager that is reflective of account performance relative to an appropriate peer group or database. The following paragraph describes the structure of the non-guaranteed bonus.

Each portfolio manager is eligible to receive an annual cash bonus, which is based on quantitative and qualitative factors. There is one pool for bonus payments for the fixed income department. The pool is allotted based on subjective factors and objective factors. The amount of the pool for bonus payments is determined by assets managed (including investment companies, insurance product-related accounts and other separate accounts), management fees and related expenses (including fund waiver expenses) for registered investment companies, pooled vehicles, and managed separate accounts. For investment companies, each manager is compensated according to the Fund's Broadridge Financial Solutions, Inc. (formerly, Lipper, Inc.) (“Broadridge”) or Morningstar peer group percentile ranking on a 1-, 3-, and 5-year basis, with longer-term performance more heavily weighted. For managed separate accounts, the portfolio managers are compensated according to the composite percentile ranking against the eVestment Alliance database (or similar sources of relative performance data) on a 1-, 3-, and 5-year basis, with longer term performance more heavily weighted; composite performance relative to

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the benchmark is also evaluated for the same time periods. Incentives reach maximum potential at the top 25th-30th percentile. The remaining portion of the bonus is discretionary as determined by Macquarie Asset Management and takes into account subjective factors.

For new and recently transitioned portfolio managers, the compensation may be weighted more heavily towards a portfolio manager's actual contribution and ability to influence performance, rather than longer-term performance. Management intends to move the compensation structure towards longer-term performance for these portfolio managers over time.

Portfolio managers participate in retention programs, including the Macquarie Asset Management Public Investments Notional Investment Plan and the Macquarie Group Employee Retained Equity Plan, for alignment of interest purposes.

Macquarie Asset Management Public Investments Notional Investment Plan — A portion of a portfolio manager's retained profit share may be notionally exposed to the return of certain funds within MAM Funds pursuant to the terms of Macquarie Asset Management Public Investments Notional Investment Plan. The retained amount will vest in equal tranches over a period ranging from four to five years after the date of investment (depending on the level of the employee).

Macquarie Group Employee Retained Equity Plan — A portion of a portfolio manager's retained profit share may be invested in the Macquarie Group Employee Retained Equity Plan (“MEREP”), which is used to deliver remuneration in the form of Macquarie equity. The main type of award currently being offered under the MEREP is units comprising a beneficial interest in a Macquarie share held in a trust for the employee, subject to the vesting and forfeiture provisions of the MEREP. Subject to vesting conditions, vesting and release of the shares occurs in a period ranging from four to five years after the date of investment (depending on the level of the employee).

Other Compensation — Portfolio managers may also participate in benefit plans and programs available generally to all similarly situated employees.

PIMCO
PIMCO and its affiliates approach to compensation seeks to provide professionals with a compensation process that is driven by values of collaboration, openness, responsibility and excellence.

Generally, compensation packages consist of three components. The compensation program for portfolio managers is designed to align with clients' interests, emphasizing each portfolio manager's ability to generate long-term investment success for clients, among other factors. A portfolio manager's compensation is not based solely on the performance of the Fund or any other account managed by that portfolio manager:

Base Salary - Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels.

Variable Compensation - In addition to a base salary, portfolio managers have a variable component of their compensation, which is based on a combination of individual and company performance and includes both qualitative and quantitative factors. The following non-exhaustive list of qualitative and quantitative factors is considered when determining total compensation for portfolio managers:

•
performance measured over a variety of longer- and shorter-term periods, including 5- year, 4-year, 3-year, 2- year and 1-year dollar-weighted and account-weighted, pre-tax total and risk-adjusted investment performance as judged against the applicable benchmarks (which may include internal investment performance-related benchmarks) for each account managed by a portfolio manager (including the Fund(s)) and relative to applicable industry peer groups and

•
amount and nature of assets managed by the portfolio manager.

The variable compensation component of an employee's compensation may include a deferred component. The deferred portion will generally be subject to vesting and may appreciate or depreciate based on the performance of PIMCO and/or its affiliates. PIMCO's Long-Term Incentive Plan provides participants with deferred cash awards that appreciate or depreciate based on PIMCO's operating earnings over a rolling three-year period.

Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO's net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual's overall contribution to the firm.

D. Ownership of Fund Shares

As of March 31, 2023, none of the portfolio managers beneficially owned shares of the Funds.

Trading Practices and Brokerage

Portfolio transactions are executed by the Manager or the respective Sub-advisor, as appropriate, on behalf of each Fund in accordance with the standards described below.

The Manager or the respective Sub-advisor selects broker/dealers to execute transactions on behalf of the Fund for the purchase or sale of portfolio securities on the basis of the Manager's or the respective Sub-advisor's, as appropriate, judgment of their professional capability to provide the service. The primary consideration in selecting broker/dealers is to seek those broker/dealers who will provide best execution for the Funds. Best execution refers to

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Trading Practices and Brokerage

many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. Each Fund pays reasonably competitive brokerage commission rates based upon the professional knowledge of the Manager's or the respective Sub-advisor's trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, a Fund may pay a minimal share transaction cost when the transaction presents no difficulty. Fixed income trades are made on a net basis where securities are either bought or sold directly from or to a broker/dealer. In these instances, there is no direct commission charged, but there is a spread (the difference between the buy and sell price), which is the economic equivalent of a commission.

Portfolio transactions for certain of the Funds may be effected in foreign markets that may not allow negotiation of commissions or where it is customary to pay fixed rates.

During the last three fiscal years, the aggregate dollar amounts of brokerage commissions paid by the Funds were as follows:

	March 31, 2021	March 31, 2022	March 31, 2023
Optimum Large Cap Growth Fund	$27,565	$149,317	$182,625
Optimum Large Cap Value Fund	$22,543	$76,571	$203,242
Optimum Small-Mid Cap Growth Fund	$186,147	$833,017	$1,129,439
Optimum Small-Mid Cap Value Fund	$67,087	$172,610	$203,913
Optimum International Fund	$140,116	$618,434	$268,394
Optimum Fixed Income Fund	$540	$57,304	$86,182

The following Sub-advisors effected Fund transactions through the affiliated brokers of the Sub-advisor, Manager or Fund. For the past three fiscal years, the aggregate amount of all commissions for transactions effected through affiliated brokers, the percentage such amount represented of all commissions generated by Sub-advisor and Manager directed transactions, and the percentage of all transactions effected through the affiliated brokers are disclosed below. During the fiscal years ended March 31, 2022 and March 31, 2023, no Sub-advisors to the Funds paid commissions for transactions through affiliated brokers.

2021
Fund/Sub-advisor	Name of Affiliated Broker	Aggregate Amount of Commissions Paid to an Affiliated Broker	Percentage of Aggregate Commissions Paid to an Affiliated Broker	Percentage of Aggregate Amount of Transactions Effected through Affiliated Broker
Optimum Large Cap Growth Fund/T. Rowe Price Associates, Inc. (“T. Rowe Price”)*	MACQUARIE ALG	$28.23	0.006%	0.011%
Optimum Large Cap Growth Fund/T. Rowe Price	MACQUARIE GROUP LTD	$60.87	0.013%	0.006%

*	Effective July 2022, T. Rowe Price is no longer a Sub-advisor to the Optimum Large Cap Growth Fund.

Subject to applicable requirements, such as seeking best execution and Rule 12b-1(h) under the 1940 Act, the Manager or Sub-advisor may allocate out of all commission business generated by all of the funds and accounts under its management, brokerage business to broker/dealers who provide brokerage and research services. These services may include providing advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities, or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analysis; and providing portfolio performance evaluation and technical market analyses. Such services are used by the Manager or Sub-advisor in connection with its investment decision-making process with respect to one or more mutual funds and separate accounts managed by it, and may not be used, or used exclusively, with respect to the mutual fund or separate account generating the brokerage.

As provided in the Securities Exchange Act of 1934, as amended, and the Funds' Investment Management Agreement and Sub-Advisory Agreements, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services, if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions directed to broker/dealers who provide such brokerage and research services may result in the Funds paying higher commissions, the Manager and Sub-advisors believe that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the Manager or Sub-advisor that constitute in some part brokerage and research services used by the Manager or Sub-advisor in connection with its investment decision-making process and constitute in some part services used by the Manager or Sub-advisor in connection with

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administrative or other functions not related to its investment decision-making process. In such cases, the Manager or Sub-advisor will make a good faith allocation of brokerage and research services and will pay out of its own resources for services used by the Manager in connection with administrative or other functions not related to its investment decision-making process.

During the fiscal year ended March 31, 2023, the Funds paid brokerage commissions in the amounts indicated below to broker/dealers who provided brokerage and research services:

Fund	Sub-Advisor Directing Brokerage	Brokerage Commissions Directed for Brokerage and Research Services
Optimum Large Cap Growth Fund	American Century	$38,199
	Los Angeles Capital	$35,661
Optimum Large Cap Value Fund	MFS	$9,247
Optimum Small-Mid Cap Growth Fund	Principal	$429,301
	Peregrine	$208,801

As of March 31, 2023, the Funds held the following amounts of securities of their regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or such broker/dealers' parents. If no information is shown for a Fund, the Fund did not hold securities of its regular broker/dealers as of the end of its fiscal year.

Fund	Name of Broker/Dealer	Market Value of Aggregate Holdings
Optimum Fixed Income Fund	Bank of New York Mellon	$3,034,653.53
	UBS Group AG	$2,790,064.21
	Charles Schwab Corporation	$1,338,262.50

Combined orders for two or more accounts or funds engaged in the purchase or sale of the same security may be placed if the judgment is made that joint execution is in the best interest of each participant and will meet the requirement to seek best execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account. When a combined order is executed in a series of transactions, at different prices, each account participating in the order may be allocated an average price obtained from the executing broker. The Manager or Sub-advisors may randomly allocate purchases or sales among participating accounts when the amounts involved are too small to be evenly proportioned in a cost efficient manner. In performing random allocations, the Manager or Sub-advisors will consider consistency of strategy implementation among participating accounts. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts. Although it is recognized that, in some cases, joint execution of orders and/or random allocation of small orders could adversely affect the price or volume of the security that a particular account may obtain, the advantages of combined orders or random allocation based on size may outweigh the possible advantages of separate transactions.

Consistent with Financial Industry Regulatory Authority (“FINRA”) rules, and subject to seeking best execution, the Manager or Sub-advisors may place orders with broker/dealers that have agreed to defray certain Fund expenses, such as custodian fees.

In addition, so long as no fund is disadvantaged, portfolio transactions that generate commissions or their equivalent may be allocated to broker/dealers who provide daily portfolio pricing services to the Trust. Subject to best execution, commissions allocated to brokers providing such pricing services may or may not be generated by the funds receiving the pricing service.

Capital Structure

Capitalization

The Trust currently has authorized, and allocated to each Class of each Fund, an unlimited number of shares of beneficial interest with no par value allocated to each Class of each Fund. All shares are, when issued in accordance with the Trust's registration statement (as amended from time to time), governing instruments and applicable law, fully paid and nonassessable. Shares do not have preemptive rights. All shares of each Fund represent an undivided proportionate interest in the assets of such Fund. Shares of the Institutional Class may not vote on any matter that affects the Retail Classes' Distribution Plans under Rule 12b-1. Similarly, as a general matter, shareholders of the Classes may vote only on matters affecting their respective Class, including the Retail Classes' Rule 12b-1 Plans that relate to the Class of shares that they hold. Except for the foregoing, each share Class has the same voting and other rights and preferences as the other Classes of each Fund. General expenses of the Funds will be allocated on a pro rata basis to the classes according to asset size, except that expenses of the Retail Classes' Rule 12b-1 Plans will be allocated solely to those classes.

On November 4, 2014, all remaining Class B shares of the Funds were converted to Class A shares of their corresponding Fund.

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Capital Structure

Noncumulative Voting

The Trust's shares have noncumulative voting rights, meaning that the holders of more than 50% of the shares of the Trust voting for the election of Trustees can elect all of the Trustees if they choose to do so, and, in such event, the holders of the remaining shares will not be able to elect any Trustees.

Purchasing Shares

General Information

Shares of each Fund are offered on a continuous basis by the Distributor and may be purchased only through a securities dealer or other financial intermediary that has entered into a Dealer's Agreement with the Funds' Distributor (a “participating securities dealer or other financial intermediary”). Participating securities dealers and other financial intermediaries are responsible for transmitting orders promptly. The Trust reserves the right to suspend sales of a Fund's shares, and reject any order for the purchase of Fund shares if, in the opinion of management, such rejection is in such Fund's best interest.

The minimum initial investment generally is $1,000 for Class A shares and Class C shares. Subsequent purchases of such Classes generally must be at least $100. The initial and subsequent investment minimums for Class A shares will be waived for purchases by officers, Trustees and employees of the Funds, the Manager or any of the Manager's affiliates if the purchases are made pursuant to a payroll deduction program. There are no minimum purchase requirements for accounts opened under an asset allocation program established through a participating securities dealer or other financial intermediary. There are no minimum purchase requirements for the Institutional Class shares, but certain eligibility requirements must be satisfied.

You may purchase only up to $1 million of Class C shares of each Fund at one time. Orders that exceed $1 million or more will be rejected. An investor should keep in mind that reduced front-end sales charges apply to investments of $75,000 or more (Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund, Optimum Small-Mid Cap Value Fund, and Optimum International Fund) or $100,000 or more (Optimum Fixed Income Fund) in Class A shares, and that Class A shares are subject to lower annual 12b-1 Plan expenses than Class C shares and are not subject to a CDSC.

Financial intermediaries are responsible for transmitting orders promptly. If a purchase is canceled because your check is returned unpaid, you are responsible for any loss incurred. Each Fund can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in any Fund. Each Fund reserves the right to reject purchase orders paid by third-party checks or checks that are not drawn on a domestic branch of a United States financial institution. If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.

Each Fund also reserves the right, following shareholder notification, to charge a service fee on certain accounts that, as a result of redemption, have remained below the minimum stated account balance for a period of three or more consecutive months. Holders of such accounts may be notified of their insufficient account balance and advised that they have until the end of the current calendar quarter to raise their balance to the stated minimum. If the account has not reached the minimum balance requirement by that time, the Funds may charge a $9 fee for that quarter and each subsequent calendar quarter until the account is brought up to the minimum balance. No fees will be charged without proper notice, and no CDSC will apply to such assessments. Fees will not be imposed on accounts that are held in certain asset allocation programs established through a participating securities dealer or other financial intermediary.

In addition, each Fund also reserves the right, upon 60 days' written notice, to involuntarily redeem accounts that remain under the minimum initial purchase amount as a result of redemptions. An investor making the minimum initial investment may be subject to involuntary redemption without the imposition of a CDSC if he or she redeems any portion of his or her account.

FINRA has adopted amendments to its Conduct Rules, relating to investment company sales charges. The Trust and the Distributor intend to operate in compliance with these rules.

Class A and Class C shares represent a proportionate interest in each Fund's assets and will receive a proportionate interest in such Fund's income, before application of any expenses under such Funds' Rule 12b-1 Plan.

Certificates representing shares purchased are not issued. However, an investor will have the same rights of ownership with respect to such shares as if certificates had been issued.

Accounts of certain omnibus accounts and managed or asset-allocation programs may maintain balances that are below the minimum stated account balance without incurring a service fee or being subject to involuntary redemption.

Contact your financial intermediary for specific information regarding the availability and suitability of various account options described throughout this SAI. Contact your financial intermediary for specific information with respect to the financial intermediary's policies regarding minimum purchase and minimum balance requirements and involuntary redemption, which may differ from what is described throughout this SAI.

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Comparison of Share Classes

The alternative purchase arrangements offered for the Class A shares and Class C shares permit investors to choose the method of purchasing shares that is most suitable for their needs given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A shares and incur a front-end sales charge and annual Rule 12b-1 Plan expenses of up to a maximum of 0.25% of the average daily net assets of Class A shares, or to purchase Class C shares and have the entire initial purchase amount invested in a Fund with the investment thereafter subject to a CDSC and annual Rule 12b-1 Plan expenses. Class C shares are subject to annual Rule 12b-1 Plan expenses of up to a maximum of 1.00% (0.25% of which are service fees to be paid to the Distributor, participating securities dealers or other financial intermediaries for providing personal service and/or maintaining shareholder accounts) of average daily net assets of the respective Class. Class C shares do not convert to another Class.

The higher Rule 12b-1 Plan expenses on Class C shares will be offset to the extent a return is realized on the additional money initially invested upon the purchase of such shares. However, there can be no assurance as to the return, if any, that will be realized on such additional money. In addition, the effect of any return earned on such additional money will diminish over time.

For the distribution and related services provided to, and the expenses borne on behalf of, the Funds, the Distributor and others will be paid, in the case of Class A shares, from the proceeds of the front-end sales charge and Rule 12b-1 Plan fees; in the case of Class C shares, from the proceeds of the Rule 12b-1 Plan fees and, if applicable, the CDSC incurred upon redemption. Participating securities dealers or other financial intermediaries may receive different compensation for selling Class A and Class C shares. Investors should understand that the purpose and function of the respective Rule 12b-1 Plans and the CDSC applicable to Class C shares are the same as those of the Rule 12b-1 Plan and the front-end sales charge applicable to Class A Shares in that such fees and charges are used to finance the distribution of the respective Classes. See “Plans Under Rule 12b-1 for the Retail Classes” below for more information.

Dividends, if any, paid on the Retail Classes and Institutional Class shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that the amounts of Rule 12b-1 Plan expenses relating to Class A and Class C shares will be borne exclusively by such shares. See “Determining Offering Price and Net Asset Value” below for more information.

Class A shares: Purchases of $75,000 or more (with respect to Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund, Optimum Small-Mid Cap Value Fund, and Optimum International Fund) or $100,000 or more (with respect to Optimum Fixed Income Fund) of Class A shares at the offering price carry reduced front-end sales charges as shown in the table in the Classes' Prospectus, and may include a series of purchases over a 13-month period under a letter of intent signed by the purchaser. See “Special Purchase Features — Class A Shares” below for more information on ways in which investors can avail themselves of reduced front-end sales charges and other purchase features.

From time to time, the Distributor may re-allow to participating securities dealers or other financial intermediaries the full amount of the front-end sales charge. The Distributor should be contacted for further information on these requirements as well as the basis and circumstances upon which the additional commission will be paid.

Share Class Exchanges

If you wish to transfer your investment between share classes (within the same Fund or between different funds), we generally will process your request as an exchange of the shares you currently hold for shares in the new class or fund. Below is more information about how sales charges are handled for various scenarios.

Exchanges of shares for the same Fund generally will be tax-free for federal income tax purposes. You should consult with your tax advisor regarding the state and local tax consequences of such an exchange of Fund shares.

Each of these exchange privileges is subject to termination and may be amended from time to time.

Exchanging Class A shares for Institutional Class shares

Class A shares purchased by accounts participating (or intending to participate) in certain programs sponsored by and/or controlled by financial intermediaries (“Programs”) may be exchanged by the financial intermediary on behalf of the shareholder for Institutional Class shares of the Funds under certain circumstances, depending on such Program's eligibility to purchase Institutional Class shares of the Funds. Such exchange will be on the basis of the NAVs per share, without the imposition of any sales load, fee, or other charge.

Holders of Class A shares that were sold without a front-end sales load but for which the Distributor has paid a commission to a financial intermediary are generally not eligible for this exchange privilege until two years after the purchase of such Class A shares.

Exchanging Class C shares for Class A shares or Institutional Class shares

Class C shares purchased by accounts participating (or intending to participate) in certain Programs may be exchanged by the financial intermediary on behalf of the shareholder for either Class A shares or Institutional Class shares of a Fund under certain circumstances, depending on such Program's eligibility to purchase either Class A shares or Institutional Class shares of the Fund. Such exchange will be on the basis of the NAVs per share, without the imposition of any sales load, fee or other charge.

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Purchasing Shares

Holders of Class C shares that are subject to a CDSC are generally not eligible for this exchange privilege until the applicable CDSC period has expired. The applicable CDSC period is generally one year after the purchase of such Class C shares.

Exchanging Institutional Class shares for Class A shares

If a shareholder of Institutional Class shares has ceased his or her participation in a Program, or the financial intermediary has determined to utilize Class A shares in the Program or the shareholder transfers to a Program that utilizes Class A shares, the financial intermediary may exchange all such Institutional Class shares for Class A shares of a Fund. Such exchange will be on the basis of the relative NAVs of the shares, without imposition of any sales load, fee or other charge.

Dealer's Commission — Class A shares

Participating securities dealers or other financial intermediaries may be eligible for a dealer's commission in connection with certain purchases made under a letter of intent or pursuant to an investor's right of accumulation. Participating securities dealers or other financial intermediaries should contact the Distributor concerning the applicability and calculation of the dealer's commission in the case of combined purchases.

An exchange from other Funds will not qualify for payment of the dealer's commission, unless a dealer's commission or similar payment has not been previously paid on the assets being exchanged. The schedule and program for payment of the dealer's commission are subject to change or termination at any time by the Distributor at its discretion.

Contingent Deferred Sales Charge Alternative — Class C shares

Proceeds from the CDSC and the annual Rule 12b-1 Plan fees applicable to Class C shares are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class C shares. These payments support the compensation paid to participating securities broker/dealers or other financial intermediaries for selling Class C shares. Payments to the Distributor and others under the Class C Rule 12b-1 Plans may be in an amount equal to no more than 1.00% of those shares' average daily net assets (currently limited to the 0.25% service fee for the Funds).

Approximately 8 years after purchase, the investor's Class C shares will be eligible to automatically convert to Class A shares of the same Fund. See “Automatic Conversion of Class C Shares” below. Such conversion will constitute a tax-free exchange for federal income tax purposes. Investors are reminded that the Class A shares to which Class C shares will convert are subject to Class A shares' ongoing annual Rule 12b-1 Plan expenses.

Holders of Class C shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class C shares described in this SAI, even after the exchange. See “Redemption and Exchange” below.

Automatic Conversion of Class C Shares

Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund. Beginning on or about November 2023, conversions of Class C shares into Class A shares will generally occur monthly during the calendar year, on the 18th day or next business day of each month (each, a “Conversion Date”). If the eighth anniversary after a purchase of Class C shares falls on a Conversion Date, an investor's Class C shares will be converted on that date. If the eighth anniversary occurs between Conversion Dates, an investor's Class C shares will be converted on the next Conversion Date after such anniversary.

The automatic conversion of Class C to Class A shares will be on the basis of the NAV per share, without the imposition of any sales load, fee or other charge. Class C shares of a Fund acquired through a reinvestment of dividends will convert to Class A shares of the Fund pro rata with Class C shares of that Fund not acquired through dividend reinvestment. All such automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes.

For shareholders investing in Class C shares through retirement plans, omnibus accounts, and in certain other instances, the Fund and its agents may not have transparency into how long a shareholder has held Class C Shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares. In these circumstances, the Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the shareholder or their financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the shareholder or their financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares.

In addition, a financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or eligibility requirements in regards to the conversion of Class C shares into Class A shares. In these cases, certain Class C shareholders may not be eligible to convert to Class A shares as described above. However, these Class C shareholders may be permitted to exchange their Class C shares for Class A shares pursuant to the terms of the financial intermediary's conversion policy. Financial intermediaries will be responsible for making such exchanges in those circumstances. Please consult with your financial intermediary if you have any questions regarding the conversion of Class C shares to Class A shares.

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Plans under Rule 12b-1 for the Retail Classes

Pursuant to Rule 12b-1 under the 1940 Act, each Fund has adopted a separate plan for the Retail Classes (the “Plans”). Each Plan permits the relevant Fund to pay for certain distribution, promotional and related expenses involved in the marketing of only the Class of shares to which the Plan applies. The Plans do not apply to Institutional Class shares of the Funds. Institutional Class shares are not included in calculating the Plans' fees, and the Plans are not used to assist in the distribution and marketing of such shares of the Funds. Holders of Institutional Class shares of the Funds may not vote on matters affecting the Plans.

The Plans permit the Funds, pursuant to their Distribution Agreement, to pay out of the assets of the Classes monthly fees to the Distributor for its services and expenses in distributing and promoting sales of shares of such classes. These expenses include, among other things, preparing and distributing advertisements, sales literature, and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, holding special promotions for specified periods of time and paying distribution and maintenance fees to participating financial intermediaries, and others. In connection with the promotion of shares of the Classes, the Distributor may, from time to time, pay to participate in dealer-sponsored seminars and conferences, and reimburse dealers for expenses incurred in connection with pre-approved seminars, conferences and advertising. The Distributor may pay or allow additional promotional incentives to dealers as part of pre-approved sales contests and/or to dealers who provide extra training and information concerning the Retail Classes and increase sales of the Retail Classes.

The Plans do not limit fees to amounts actually expended by the Distributor. It is therefore possible that the Distributor may realize a profit in any particular year. However, the Distributor currently expects that its distribution expenses will likely equal or exceed payments to it under the Plans. The Distributor may, however, incur additional expenses and make additional payments to dealers from its own resources to promote the distribution of shares of the Retail Classes. The monthly fees paid to the Distributor under the Plans are subject to the review and approval of the Trust's Independent Trustees, who may reduce the fees or terminate the Plans at any time.

All of the distribution expenses incurred by the Distributor and others, such as financial intermediaries, in excess of the amount paid on behalf of the Retail Classes would be borne by such persons without any reimbursement from such Retail Classes. Consistent with the requirements of Rule 12b-1(h) under the 1940 Act and subject to seeking best execution, the Funds may, from time to time, buy or sell portfolio securities from or to firms that receive payments under the Plans.

From time to time, the Distributor may pay additional amounts from its own resources to participating securities dealers or other financial intermediaries for aid in distribution or for aid in providing administrative services to shareholders.

The Plans and the Distribution Agreement have all been approved by the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the Plans and related Distribution Agreement by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Agreement. Continuation of the Plans and such Distribution Agreement must be approved annually by the Board in the same manner as specified above.

Each year, the Board must determine whether continuation of the Plans is in the best interest of shareholders of the Retail Classes and that there is a reasonable likelihood of each Plan providing a benefit to its respective Retail Class. The Plans and the Distribution Agreement, as amended, may be terminated with respect to a Retail Class at any time without penalty by a majority of Independent Trustees who have no direct or indirect financial interest in the Plans and the Distribution Agreement, or by a majority vote of the relevant Retail Class's outstanding voting securities. Any amendment materially increasing the percentage payable under the Plans must likewise be approved by a majority vote of the relevant Retail Class's outstanding voting securities, as well as by a majority vote of Independent Trustees who have no direct or indirect financial interest in the Plans or Distribution Agreement. Also, any other material amendment to the Plans must be approved by a majority vote of the Trustees, including a majority of Independent Trustees who have no direct or indirect financial interest in the Plans or Distribution Agreement. In addition, in order for the Plans to remain effective, the selection and nomination of Independent Trustees must be effected by the Trustees who are Independent Trustees and who have no direct or indirect financial interest in the Plans or Distribution Agreement. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board for their review.

For the fiscal year ended March 31, 2023, the Rule 12b-1 payments for the Optimum Large Cap Growth Fund's Class A shares and Class C shares were: $70,216 and $282,835, respectively. Such amounts were used for the following purposes:

Optimum Large Cap Growth Fund	Class A shares	Class C shares
Advertising	$-	$-
Annual/Semiannual Reports	$-	$-
Broker Sales Charge	$-	$1,573
Broker Trails*	$70,216	$281,194
Interest on Broker Sales Charge	$-	$68
Promotion-Other	$-	$-
Prospectus Printing	$-	$-
Total Expenses	$70,216	$282,835

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Purchasing Shares

For the fiscal year ended March 31, 2023, the Rule 12b-1 payments for the Optimum Large Cap Value Fund's Class A shares and Class C shares were: $78,906 and $356,156, respectively. Such amounts were used for the following purposes:

Optimum Large Cap Value Fund	Class A shares	Class C shares
Advertising	$-	$-
Annual/Semiannual Reports	$-	$-
Broker Sales Charge	$-	$1,313
Broker Trails*	$78,906	$354,781
Interest on Broker Sales Charge	$-	$62
Promotion-Other	$-	$-
Prospectus Printing	$-	$-
Total Expenses	$78,906	$356,156

For the fiscal year ended March 31, 2023, the Rule 12b-1 payments for the Optimum Smid Cap Growth Fund's Class A shares and Class C shares were: $12,239 and $38,227, respectively. Such amounts were used for the following purposes:

Optimum Smid Cap Growth Fund	Class A shares	Class C shares
Advertising	$-	$-
Annual/Semiannual Reports	$-	$-
Broker Sales Charge	$-	$471
Broker Trails*	$12,239	$37,740
Interest on Broker Sales Charge	$-	$16
Promotion-Other	$-	$-
Prospectus Printing	$-	$-
Total Expenses	$12,239	$38,227

For the fiscal year ended March 31, 2023, the Rule 12b-1 payments for the Optimum Smid Cap Value Fund's Class A shares and Class C shares were: $10,801 and $49,308, respectively. Such amounts were used for the following purposes:

Optimum Smid Cap Value Fund	Class A shares	Class C shares
Advertising	$-	$-
Annual/Semiannual Reports	$-	$-
Broker Sales Charge	$-	$126
Broker Trails*	$10,801	$49,174
Interest on Broker Sales Charge	$-	$8
Promotion-Other	$-	$-
Prospectus Printing	$-	$-
Total Expenses	$10,801	$49,308

For the fiscal year ended March 31, 2023, the Rule 12b-1 payments for the Optimum International Fund's Class A shares and Class C shares were: $20,454 and $83,821, respectively. Such amounts were used for the following purposes:

Optimum International Fund	Class A shares	Class C shares
Advertising	$-	$-
Annual/Semiannual Reports	$-	$-
Broker Sales Charge	$-	$315
Broker Trails*	$20,454	$83,487
Interest on Broker Sales Charge	$-	$19
Promotion-Other	$-	$-
Prospectus Printing	$-	$-
Total Expenses	$20,454	$83,821

For the fiscal year ended March 31, 2023, the Rule 12b-1 payments for the Optimum Fixed Income Fund's Class A shares and Class C shares were: $81,615 and $420,971, respectively. Such amounts were used for the following purposes:

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Optimum Fixed Income Fund	Class A shares	Class C shares
Advertising	$-	$-
Annual/Semiannual Reports	$-	$-
Broker Sales Charge	$-	$2,604
Broker Trails*	$81,615	$418,259
Interest on Broker Sales Charge	$-	$108
Promotion-Other	$-	$-
Prospectus Printing	$-	$-
Total Expenses	$81,615	$420,971

* The broker trail amounts listed in this row are principally based on payments made to financial intermediaries monthly. However, certain financial intermediaries receive trail payments quarterly. The quarterly payments are based on estimates, and the estimates may be reflected in the amounts in this row.

Special Purchase Features — Class A shares

Letter of Intent: The reduced front-end sales charges described above with respect to Class A shares are also applicable to the aggregate amount of purchases made by any such purchaser within a 13-month period pursuant to a written letter of intent signed by the purchaser, and not legally binding on the signer or the Trust, which provides for the holding in escrow by the service agent or financial intermediary of 5.00% of the total amount of Class A shares intended to be purchased until such purchase is completed within the 13-month period. The Funds no longer accept retroactive letters of intent. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, except as noted below, the purchaser will be asked to pay an amount equal to the difference between the front-end sales charge on Class A shares purchased at the reduced rate and the front-end sales charge otherwise applicable to the total shares purchased. If such payment is not made within 20 days following the expiration of the 13-month period, the service agent or financial intermediary will surrender an appropriate number of the escrowed shares for redemption in order to realize the difference. Such purchasers may include the values (at offering price at the level designated in their letter of intent) of all their shares of the Funds (except shares of any Fund that does not carry a front-end sales charge or CDSC, unless they were acquired through an exchange from a Fund that carried a front-end sales charge or CDSC) previously purchased and still held as of the date of their letter of intent toward the completion of such letter. For purposes of satisfying an investor's obligation under a letter of intent, Class C shares of the Funds may be aggregated with Class A shares of the Funds. Your financial intermediary may have different procedures for administering this feature.

Combined Purchases Privilege: Combined Purchases Privilege: In determining the availability of the reduced front-end sales charge previously set forth with respect to Class A shares, purchasers may combine the total amount of any combination of Class A shares and/or Class C shares of the Funds (except shares of any Fund that does not carry a front-end sales charge or CDSC, unless they were acquired through an exchange from a Fund that carried a front-end sales charge or CDSC).

The privilege also extends to all purchases made at one time by any of the following:

•
an individual

•
an individual and his or her spouse, or equivalent, if recognized under local law, such as civil union, common law marriage, or domestic partnership

•
a parent, stepparent, or legal guardian, and their children or stepchildren who are under the age of 21

•
a trustee or other fiduciary of trust estates or fiduciary accounts for the benefit of such family members (including certain employee benefit programs).

You may also be entitled to additional reduced front-end sales charges due to shares held in the accounts of other shareholders whose accounts are registered under your address of record (i.e., your mailing address on your account) and are serviced by your broker-dealer firm.

To ensure that you receive available reduced front-end sales charges, you must advise your broker-dealer or your financial intermediary of all eligible accounts and shares that can be aggregated with your own accounts for right of accumulation purposes as well as your desire to enter into an letter of intent (if applicable). If you or your broker dealer or financial intermediary do not let the Funds know that you are eligible for a waiver or reduction, you may not receive a reduction to the front-end sales charges to which you may be eligible. The Fund or your broker-dealer or financial intermediary may also ask you to provide account records, statements or other information related to all eligible accounts.

Right of Accumulation: In determining the availability of the reduced front-end sales charge previously set forth with respect to the Class A shares, purchasers may also combine any subsequent purchases of Class A and Class C shares of the Funds (except shares of any Fund that does not carry a front-end sales charge or CDSC, unless they were acquired through an exchange from a Fund that carried a front-end sales charge or CDSC). If, for example, any such purchaser has previously purchased and still holds Class A shares of Optimum Large Cap Growth Fund and/or shares of any other of the Classes described in the previous sentence with a value of $70,000 and subsequently purchases $10,000 at offering price of additional Class A shares of Optimum Large Cap Growth Fund, the charge applicable to the $10,000 purchase would currently be 4.75%. For the purpose of this calculation, the shares presently held shall be valued at the public offering price that would have been in effect were the shares purchased simultaneously with the current purchase.

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Purchasing Shares

Investors should refer to the table of sales charges for Class A shares in the Classes' Prospectus to determine the applicability of the Right of Accumulation to their particular circumstances. Your financial intermediary may have different procedures for administering this feature.

12-Month Reinvestment Privilege: Holders of Class A shares of the Funds (and of the Institutional Class holding shares that were acquired through an exchange from another Fund offered with a front-end sales charge) who redeem such shares have one year from the date of redemption to reinvest all or part of their redemption proceeds in the same Class of the Funds. In the case of Class A shares, the reinvestment will not be assessed an additional front-end sales charge. The reinvestment will be subject to applicable eligibility and minimum purchase requirements and must be in states where shares of such other Funds may be sold. This reinvestment privilege does not extend to Class A shares where the redemption of the shares triggered the payment of a Limited CDSC. Persons investing redemption proceeds from direct investments in a Fund offered without a front-end sales charge will be required to pay the applicable sales charge when purchasing Class A shares. The reinvestment privilege does not extend to a redemption of Class C shares. You or your financial intermediary must notify us at the time you purchase shares if you are eligible for any of these programs.

Any such reinvestment cannot exceed the redemption proceeds (plus any amount necessary to purchase a full share). The reinvestment will be made at the NAV next determined after receipt of remittance.

Any reinvestment directed to a Fund in which the investor does not then have an account will be treated like all other initial purchases of such Fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the Fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the Fund, including charges and expenses.

Investors should consult their financial intermediaries about the applicability of the Class A Limited CDSC in connection with the features described above.

Investment Plans

Reinvestment Plan

Unless otherwise designated by shareholders in writing, dividends and distributions, if any, will be automatically reinvested in additional shares of the respective Fund Class in which an investor has an account (based on the NAV in effect on the reinvestment date) and will be credited to the shareholder's account on that date.

Reinvestment of Dividends in Other Funds

Subject to applicable eligibility and minimum initial purchase requirements and the limitations set forth below, shareholders may automatically reinvest dividends and/or distributions in any of the Funds, in states where their shares may be sold. Such investments will be at NAV at the close of business on the reinvestment date without any front-end sales charge. The service agent must be notified in writing and an account in the Fund into which the dividends and/or distributions are to be invested must have been established. Any reinvestment directed to a Fund in which the investor does not then have an account will be treated like all other initial purchases of the Fund's shares.

Subject to the following limitations, dividends and/or distributions from one Fund may be invested in shares of another Fund, provided an account has been established. Dividends from Class A shares may not be directed to Class C shares. Dividends from Class C shares may be directed only to other Class C shares.

Compensation to Financial Intermediaries — Dividend and Capital Gains

Dividends and capital gains on Class C shares may be reinvested at NAV, however the Distributor will not compensate the financial intermediaries on the shares resulting from the dividends or capital gains at the time of reinvestment. Shares resulting from dividends and capital gains must age 12 months following the reinvestment date, and Rule 12b-1 Plan fees will be paid to the financial intermediary in the 13th month following the reinvestment date.

Investing by Exchange

If you have an investment in one Fund, you may exchange part or all of your investment into shares of another Fund. If you wish to open an account by exchange, call your participating securities dealer or other financial intermediary for more information. All exchanges are subject to the eligibility and minimum purchase requirements and any additional limitations set forth in the Funds' Prospectus. See “Redemption and Exchange” below for more complete information concerning your exchange privileges.

Permissible exchanges into Class A shares of the Funds will be made without a front-end sales charge, except for exchanges of shares that were not previously subject to a front-end sales charge (unless such shares were acquired through the reinvestment of dividends). Permissible exchanges into Class C shares of the Funds will be made without the imposition of a CDSC by the Fund from which the exchange is being made at the time of the exchange.

Retirement Plans for the Retail Classes

An investment in the Funds may be suitable for tax-deferred retirement plans, such as an individual retirement account (“IRA”), Roth IRA or Coverdell Education Savings Account. To determine whether the benefits of a tax-sheltered account are appropriate, you should consult with a tax advisor.

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The CDSC may be waived on certain redemptions of Class C shares. See the Prospectus for a list of the instances in which the CDSC is waived.

Retirement accounts may be subject to plan establishment fees, annual maintenance fees and/or other administrative or trustee fees. Fees may be shared by Delaware Management Trust Company, the service agent, other affiliates of the Manager, participating securities dealers or other financial intermediaries (including LPL) and others that provide services to such Plans.

Certain shareholder investment services available to nonretirement account shareholders may not be available to retirement account shareholders. Certain retirement accounts may qualify to purchase Institutional Class shares. For additional information, contact your participating securities dealer or other financial intermediary.

It is advisable for an investor considering any one of the retirement plans described below to consult with an attorney, accountant or a qualified retirement plan consultant. For further details, including applications for any of these accounts, contact your participating securities dealer or other financial intermediary.

Determining Offering Price and Net Asset Value

Each Fund has authorized one or more participating securities dealers or other financial intermediaries to accept purchase and redemption orders on behalf of the Fund. Such participating securities dealers or other financial intermediaries are authorized to designate other intermediaries to accept purchase and redemption orders on behalf of each Fund. For purposes of pricing, each Fund will be deemed to have received a purchase or redemption order when a participating securities dealer or other financial intermediary or, if applicable, its authorized designee, accepts the order. Investors may be charged a fee when effecting transactions through a participating securities dealer or other financial intermediary.

Orders for purchases and redemptions of Class A shares are effected at the offering price next calculated after receipt of the order by the Funds, their agent, or certain other authorized persons. Orders for purchases and redemptions of all of the Funds' other share classes are effected at the NAV per share next calculated after receipt of the order by the Funds, their agent, or certain other authorized persons. See “Distributor” under “Investment Manager and Other Service Providers” above. Financial intermediaries are responsible for transmitting orders promptly.

The offering price for Class A shares consists of the NAV per share plus any applicable sales charges. Offering price and NAV are computed as of the close of regular trading on the NYSE, which is normally 4:00pm, Eastern time, on days when the NYSE is open for business. The NYSE is scheduled to be open Monday through Friday throughout the year except for days when the following holidays are observed: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving, and Christmas. The time by which purchase and redemption orders must be effected in order to receive a Business Day's NAV and the time at which such orders are processed and shares are priced may change in case of an emergency declared by the SEC or, if regular trading on the NYSE is stopped, at a time other than the regularly scheduled close of the NYSE. When the NYSE is closed, the Funds will generally be closed, pricing calculations will not be made, and purchase and redemption orders will not be processed until the Funds' next Business Day. See “Calculating share price” and “How to redeem shares” in the Prospectus.

The NAV per share for each share class of each Fund is calculated by subtracting the liabilities of each class from its total assets and dividing the resulting number by the number of shares outstanding for that class. In determining each Fund's total net assets, equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the NYSE on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Debt securities and credit default swap (“CDS”) contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations, CMBS, and US government agency MBS, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Open-end investment company securities are valued at net asset value per share, as reported by the underlying investment company. Forward foreign currency contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Manager under the oversight of the Board. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. On behalf of a Fund, the Manager may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00pm Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events

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Determining Offering Price and Net Asset Value

may have occurred in the interim. To account for this, the Manager (on behalf of the Funds) may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing). Foreign securities and the prices of foreign securities denominated in foreign currencies are translated to US dollars at the mean between the bid and offer quotations of such currencies based on rates in effect as of the close of the NYSE.

Use of a pricing service has been approved by the Board. Prices provided by a pricing service take into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Subject to the foregoing, securities for which market quotations are not readily available and other assets are valued at fair value by the Manager as determined in good faith and pursuant to procedures approved by the Board.

Each Class of a Fund will bear, pro rata, all of the common expenses of that Fund. The NAVs of all outstanding shares of each Class of a Fund will be computed on a pro rata basis for each outstanding share based on the proportionate participation in that Fund represented by the value of shares of that Class. All income earned and expenses incurred by a Fund, will be borne on a pro rata basis by each outstanding share of a Class, based on each Class's percentage in that Fund represented by the value of shares of such Classes, except that Institutional Class shares will not incur any of the expenses under the Trust's Rule 12b-1 Plans, while Class A shares will bear the Rule 12b-1 Plan expenses payable under their respective Plans. Due to the specific distribution expenses and other costs that will be allocable to each Class, the NAV of each Class of a Fund will vary.

Redemption and Exchange

General Information

You can redeem or exchange your shares in a number of different ways that are described below. Exchanges are subject to the requirements of the Funds, and all exchanges of shares constitute taxable events. Further, in order for an exchange to be processed, shares of the Fund being acquired must be registered in the state where the acquiring shareholder resides. An exchange constitutes, for tax purposes, the sale of one Fund and the purchase of another. The sale may involve a capital gain or loss to the shareholder for federal income tax purposes. You may want to consult your participating securities dealer or other financial intermediary to discuss which Funds will best meet your changing objectives, and the consequences of any exchange transaction. Your ability to exchange may be limited if the purchase side of your exchange order is rejected for any reason. In such an instance, we will generally honor the redemption order side of your exchange order.

Your shares will be redeemed or exchanged at a price based on the NAV next determined after a Fund receives your request in good order, subject, in the case of a redemption, to any applicable CDSC. For example, redemption or exchange requests received in good order after the time the offering price and NAV of shares are determined will be processed on the next Business Day. See the Funds' Prospectus for more information. A redemption request may indicate a specific dollar amount. In the case of such a request, and in the case of certain redemptions from retirement accounts, a Fund will redeem the number of shares necessary to deduct the applicable CDSC in the case of Class C shares and tender to the shareholder the requested amount, assuming the shareholder holds enough shares in his or her account for the redemption to be processed in this manner. Otherwise, the amount tendered to the shareholder upon redemption will be reduced by the amount of the applicable CDSC. Payment for shares redeemed will ordinarily be mailed the next Business Day, but in no case later than seven days, after receipt of a redemption request in good order. Each Fund reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder's address of record.

Except as noted below, for a redemption request to be in “good order,” it must provide the name of the Fund, your account number, account registration and total number of shares or dollar amount of the transaction. For exchange requests, you must also provide the name of the Fund in which the proceeds are to be invested. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. The Funds may suspend, terminate or amend the terms of the exchange privilege upon 60 days' written notice to shareholders.

In case of a suspension of the determination of the NAV, because the NYSE is closed for reasons other than weekends or holidays, or trading thereon is restricted or an emergency exists, as a result of which disposal by the Funds of securities owned by them is not reasonably practical, or it is not reasonably practical for the Funds to value fairly their assets, or in the event that the SEC has provided for such suspension for the protection of shareholders, the Funds may postpone payment or suspend the right of redemption or repurchase. In such cases, the shareholder may withdraw the request for redemption or leave it standing as a request for redemption at the NAV next determined after the suspension has been terminated.

Payment for shares redeemed may be made either in cash or in kind, or partly in cash and partly in kind. Any portfolio securities paid or distributed in kind would be valued as described in “Determining Offering Price and Net Asset Value” above. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions. However, the Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Funds are obligated to redeem shares solely in cash up to the lesser of $250,000 or 1.00% of the NAV of such Fund during any 90-day period for any one shareholder.

The value of each Fund's investments is subject to changing market prices. Thus, a shareholder reselling shares to a Fund may sustain either a gain or loss, depending upon the price paid and the price received for such shares.

Except for the applicable CDSC, neither the Funds nor the Distributor charge a fee for redemptions, but such fees could be charged at any time in the future.

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Holders of Class A shares of a Fund may exchange all or part of their Class A shares for Class A shares of another Fund, but may not exchange their Class A shares for Class C shares of the Funds. Similarly, holders of Class C shares of a Fund are permitted to exchange all or part of their Class C shares only into Class C shares of another Fund. Class C shares of the Funds acquired by exchange will continue to carry the CDSC.

Holders of Class C shares of a Fund that exchange their shares (“Original Shares”) for shares of another Fund (in each case, “New Shares”) in a permitted exchange will not be subject to a CDSC that might otherwise be due upon redemption of the Original Shares. However, such shareholders will continue to be subject to the CDSC. In the case of Class C shares, shareholders will also continue to be subject to the automatic conversion schedule of the Original Shares as described in this SAI. For purposes of computing the CDSC that may be payable upon a disposition of the New Shares, the period of time that an investor held the Original Shares is added to the period of time that the investor held the New Shares.

The Funds also reserve the right to refuse the purchase side of an exchange request by any person, or group if, in the Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets.

Contact your financial intermediary for specific information regarding the availability and suitability of various account options described throughout this SAI.

Written Redemption

The written redemption feature is available only if the service agent holds your shares. The redemption request must be signed by all owners of the account or your investment dealer of record. For redemptions of more than $100,000, or when the proceeds are not sent to the shareholder(s) at the address of record, the Funds require a signature by all owners of the account and a signature guarantee for each owner. A signature guarantee can be obtained from a commercial bank, a trust company or a member of a Securities Transfer Association Medallion Program (“STAMP”). Each Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Funds may require further documentation from corporations, executors, retirement plans, administrators, trustees or guardians.

Telephone Redemption

The telephone redemption feature is available only if the service agent holds your shares. The “Telephone Redemption — Check to Your Address of Record” service, which is described below, is automatically provided unless you notify the Funds in which you have your account in writing that you do not wish to have such services available with respect to your account. Each Fund reserves the right to modify, terminate or suspend the procedure upon 60 days' written notice to shareholders. It may be difficult to reach the Funds by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.

Neither a Fund nor the service agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption of Fund shares that are reasonably believed to be genuine. With respect to such telephone transactions, the Funds will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of personal identification). Also, shareholders should verify their trade confirmations immediately upon receipt. Telephone instructions received by a Fund are generally recorded, and a written confirmation will be provided for all redemption transactions initiated by telephone.

Telephone Redemption — Check to Your Address of Record: The Telephone Redemption feature is a quick and easy method to redeem shares. You or your financial intermediary (where applicable) can have redemption proceeds of $100,000 or less mailed to you at your address of record. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next Business Day after receipt of the redemption request. This service is available only to individual, joint and individual fiduciary-type accounts.

Systematic Withdrawal Plans

Shareholders who own or purchase $5,000 or more of shares at the offering price, or NAV, as applicable, for which certificates have not been issued may establish a systematic withdrawal plan for monthly withdrawals of $25 or more, or quarterly withdrawals of $75 or more, although the Fund does not recommend any specific amount of withdrawal. This is particularly useful to shareholders living on fixed incomes, since it can provide them with a stable supplemental amount. This $5,000 minimum does not apply for the investments made through qualified retirement plans. Shares purchased with the initial investment and through reinvestment of cash dividends and realized securities profits distributions will be credited to the shareholder's account and sufficient full and fractional shares will be redeemed at the NAV calculated on the third Business Day preceding the mailing date.

Checks are dated either the 1st or the 15th of the month, as selected by the shareholder (unless such date falls on a holiday or a weekend), and are normally mailed within two Business Days. Both ordinary income dividends and realized securities profits distributions will be automatically reinvested in additional shares of the Class at NAV. This plan is not recommended for all investors and should be started only after careful consideration of its operation and effect upon the investor's savings and investment program. To the extent that withdrawal payments from the plan exceed any dividends and/or realized securities profits distributions paid on shares held under the plan, the withdrawal payments will represent a return of capital, and the share balance may in time be depleted, particularly in a declining market. Shareholders should not purchase additional shares while participating in a systematic withdrawal plan.

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Redemption and Exchange

The sale of shares for withdrawal payments constitutes a taxable event and a shareholder may incur a capital gain or loss for federal income tax purposes. This gain or loss may be long term or short term depending on the holding period for the specific shares liquidated. Premature withdrawals from retirement plans may have adverse tax consequences.

Withdrawals under this plan made concurrently with the purchases of additional shares may be disadvantageous to the shareholder. Purchases of Class A shares through a periodic investment program in the Fund must be terminated before a systematic withdrawal plan with respect to such shares can take effect, except if the shareholder is a participant in a retirement plan offering Optimum Funds or is investing in Optimum Funds which do not carry a sales charge. Redemptions of Class A shares pursuant to a systematic withdrawal plan may be subject to a Limited CDSC if the purchase was made at NAV and a dealer's commission has been paid on that purchase. The applicable Limited CDSC for Class A shares and CDSC for Class C shares redeemed via a systematic withdrawal plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the Plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the systematic withdrawal plan is established, all redemptions under the Plan will be subject to the applicable CDSC, including an assessment for previously redeemed amounts under the Plan. Whether a waiver of the CDSC is available or not, the first shares to be redeemed for each systematic withdrawal plan payment will be those not subject to a CDSC because they have either satisfied the required holding period or were acquired through the reinvestment of distributions. See the Prospectus for more information about the waiver of CDSCs.

An investor wishing to start a systematic withdrawal plan must complete an authorization form. If the recipient of systematic withdrawal plan payments is other than the registered shareholder, the shareholder's signature on this authorization must be guaranteed. Each signature guarantee must be supplied by an eligible guarantor institution. The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. This plan may be terminated by the shareholder or DSC, the Funds' the Transfer Agent, at any time by giving written notice.

Systematic withdrawal plan payments are normally made by check. In the alternative, you may elect to have your payments transferred from your Fund account to your predesignated bank account through the on demand service. Your funds will normally be credited to your bank account up to four Business Days after the payment date. There are no separate fees for this redemption method. It may take up to four Business Days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Fund does not charge a fee for this service; however, your bank may charge a fee.

Waivers of Contingent Deferred Sales Charges

Please see the Prospectus for instances in which the CDSC applicable to Class C shares may be waived.

As disclosed in the Prospectus, certain retirement plans that contain certain legacy assets may redeem shares without paying a CDSC. The following plans may redeem shares without paying a CDSC:

•
The redemption must be made by a group defined contribution retirement plan that purchased Class A shares through a retirement plan alliance program that required shares to be available at NAV and Retired Financial Services, Inc. (“RFS”) served as the sponsor of the alliance program or had a product participation agreement with the sponsor of the alliance program that specified that the Limited CDSC would be waived.

•
The redemption must be made by any group retirement plan (excluding defined benefit pension plans) that purchased Class C shares prior to a recordkeeping transition period from August 2004 to October 2004 and purchased shares through a retirement plan alliance program, provided that (i) RFS was the sponsor of the alliance program or had a product participation agreement with the sponsor of the alliance program and (ii) RFS provided fully bundled retirement plan services and maintained participant records on its proprietary recordkeeping system.

•
Class C shares that are or were held in a qualified retirement plan account serviced by third-party administrators will not be subject to a CDSC upon the redemption of such shares regardless of the length of time the shares were held by the shareholder.

The CDSC may be waived for redemptions subsequent to a Fund's notice of its intent to liquidate.

Distributions and Taxes

Distributions

The following supplements the information in the Prospectus.

The policy of the Trust is to distribute substantially all of each Fund's net investment income and net realized capital gains, if any, in the amount and at the times that will allow a Fund to avoid incurring any material amounts of federal income or excise taxes.

Each Class of shares of a Fund will share proportionately in its investment income and expenses, except that each Retail Class alone will incur distribution fees under its respective Rule 12b-1 Plan.

All dividends and any capital gains distributions will be automatically reinvested in additional shares of the same Class of the Fund at NAV, unless otherwise designated in writing that such dividends and/or distributions be paid in cash.

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Any check in payment of dividends or other distributions that cannot be delivered by the US Postal Service or that remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then-current NAV and the dividend option may be changed from cash to reinvest. A Fund may deduct from a shareholder's account the costs of the Fund's efforts to locate the shareholder if the shareholder's mail is returned by the US Postal Service or the Fund is otherwise unable to locate the shareholder or verify the shareholder's mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for their location services.

Taxes

The following is a summary of certain additional tax considerations generally affecting a Fund (sometimes referred to as “the Fund”) and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This “Distributions and Taxes” section is based on the Internal Revenue Code and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice. All investors should consult their own tax advisors as to the federal, state, local, and foreign tax provisions applicable to them.

Taxation of the Fund. The Fund has elected and intends to qualify each year as a regulated investment company (sometimes referred to as a “regulated investment company,” “RIC” or “fund”) under Subchapter M of the Internal Revenue Code. If the Fund so qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

In order to qualify for treatment as a regulated investment company, the Fund must satisfy the following requirements:

•
Distribution Requirement — the Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

•
Income Requirement — the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).

•
Asset Diversification Test — the Fund must satisfy the following asset diversification test at the close of each quarter of the Fund's tax year: (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, US government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than US government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by the Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to such type of investment may adversely affect the Fund's ability to satisfy these requirements. See, “Tax Treatment of Fund Transactions” below with respect to the application of these requirements to certain types of investments. In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test, which may have a negative impact on the Fund's income and performance.

The Fund may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If the Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that the Fund's allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Fund fails to satisfy the Distribution Requirement, the Fund will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at the corporate income tax rate without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund's current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Fund's income and performance. Subject to savings provisions for certain failures to satisfy the Income Requirement or Asset Diversification Test, which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the Fund may be

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Distributions and Taxes

subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Portfolio turnover. For investors that hold their Fund shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a fund with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce the Fund's after-tax performance. See, “Taxation of Fund Distributions - Distributions of capital gains” below. For non-US investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by the Fund may cause such investors to be subject to increased US withholding taxes. See, “Non-US Investors — Capital gain dividends” and “— Interest-related dividends and short-term capital gain dividends” below.

Capital loss carryovers. The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund's next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years.

The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a 3-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Fund's ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund's shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund's control, there can be no assurance that the Fund will not experience, or has not already experienced, an ownership change. Additionally, if the Fund engages in a tax-free reorganization with another fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by the Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.

Deferral of late year losses. The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund's taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year (see, “Taxation of Fund Distributions — Distributions of capital gains” below). A “qualified late year loss” includes:

(i)

any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year (“post-October capital losses”), and

(ii)

the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after Oct. 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence.

Undistributed capital gains. The Fund may retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute net capital gains. If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the corporate income tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Federal excise tax. To avoid a 4% nondeductible excise tax, the Fund must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the 1-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. The Fund may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year that is after the beginning of the Fund's taxable year. Also, the Fund will defer any “specified gain” or “specified loss” that would be properly taken into account for the portion of the calendar year after October 31. Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on January 1 of the following calendar year. Generally, the Fund intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for

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federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay an excise tax.

Foreign income tax. Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Fund. The US has entered into tax treaties with many foreign countries that entitle the Fund to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when the Fund will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, the Fund may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Fund not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by the Fund on sale or disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known. Under certain circumstances, the Fund may elect to pass-through foreign taxes paid by the Fund to shareholders, although it reserves the right not to do so. If the Fund makes such an election and obtains a refund of foreign taxes paid by the Fund in a prior year, the Fund may be eligible to reduce the amount of foreign taxes reported by the Fund to its shareholders, generally by the amount of the foreign taxes refunded, for the year in which the refund is received.

Taxation of Fund Distributions. The Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by the Fund will be treated in the manner described below regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). The Fund will send you information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

Distributions of net investment income. The Fund receives ordinary income generally in the form of dividends and/or interest on its investments. The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund's earnings and profits. In the case of a Fund whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates. See the discussion below under the headings, “— Qualified dividend income for individuals” and “— Dividends-received deduction for corporations.”

Distributions of capital gains. The Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Returns of capital. Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder's tax basis in his Fund shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares. Return of capital distributions can occur for a number of reasons including, among others, the Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity real estate investment trusts (“REITs”) (see, “Tax Treatment of Fund Transactions — Investments in US REITs” below).

Qualified dividend income for individuals. Ordinary income dividends reported by the Fund to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain. “Qualified dividend income” means dividends paid to the Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the US, or (ii) are eligible for benefits under certain income tax treaties with the US that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the US. Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. Income derived from investments in derivatives, fixed income securities, US REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. If the qualifying dividend income received by the Fund is equal to or greater than 95% of the Fund's gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

Dividends-received deduction for corporations. For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the 50% corporate dividends-received deduction. The portion of dividends paid by the Fund that so qualifies will be reported by the Fund to shareholders each year and cannot exceed the gross amount of dividends received by the Fund from domestic (US) corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Fund and the investor. Specifically, the amount that the Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend.

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Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Income derived by the Fund from investments in derivatives, fixed income and foreign securities generally is not eligible for this treatment.

Qualified REIT dividends. Under 2017 legislation commonly known as the Tax Cuts and Jobs Act “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are treated as eligible for a 20% deduction by noncorporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). A Fund may choose to pass through the special character of “qualified REIT dividends” to its shareholders. The amount of a RIC's dividends eligible for the 20% deduction for a taxable year is limited to the excess of the RIC's qualified REIT dividends for the taxable year over allocable expenses. A noncorporate shareholder receiving such dividends would treat them as eligible for the 20% deduction, provided the shareholder meets certain holding period requirements for its shares in the RIC (i.e., generally, RIC shares must be held by the shareholder for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend with respect to such dividend).

Impact of realized but undistributed income and gains, and net unrealized appreciation of portfolio securities. At the time of your purchase of shares, the Fund's NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. The Fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Pass-through of foreign tax credits. If more than 50% of the Fund's total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your US federal income tax (subject to limitations for certain shareholders). The Fund will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election. No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax. Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by the Fund due to certain limitations that may apply. The Fund reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Fund. Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass through of foreign tax credits to shareholders. See, “Tax Treatment of Fund Transactions — Securities lending” below.

Tax credit bonds. If the Fund holds, directly or indirectly, one or more “tax credit bonds” (including build America bonds, clean renewable energy bonds and qualified tax credit bonds) on one or more applicable dates during a taxable year, the Fund may elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder's proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund. In such a case, shareholders must include in gross income (as interest) their proportionate share of the income attributable to their proportionate share of those offsetting tax credits. A shareholder's ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Internal Revenue Code. Under 2017 legislation commonly known as the Tax Cuts and Jobs Act, the build America bonds, clean renewable energy bonds and certain other qualified bonds may no longer be issued after December 31, 2017. Even if the Fund is eligible to pass through tax credits to shareholders, the Fund may choose not to do so.

US government securities. Income earned on certain US government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the US government, subject in some states to minimum investment or reporting requirements that must be met by the Fund. Income on investments by the Fund in certain other obligations, such as repurchase agreements collateralized by US government obligations, commercial paper and federal agency-backed obligations (e.g., Ginnie Mae or Fannie Mae obligations), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends declared in December and paid in January. Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November, or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the US federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

Medicare tax. A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder's net investment income or (2) the amount by which the shareholder's modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Sales, Exchanges, and Redemptions of Fund Shares. Sales, exchanges and redemptions (including redemptions in kind) of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, the IRS requires you to report any gain or loss on your redemption. If

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you held your shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares. Any redemption fees you incur on shares redeemed will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Tax basis information. The Fund is required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired on or after January 1, 2012 where the cost basis of the shares is known by the Fund (referred to as “covered shares”) and that are disposed of after that date. However, cost basis reporting is not required for certain shareholders, including shareholders investing in the Fund through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account.

When required to report cost basis, the Fund will calculate it using the Fund's default method, unless you instruct the Fund to use a different calculation method. For additional information regarding the Fund's available cost basis reporting methods, including its default method, please contact the Fund. If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.

The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Fund does not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders. It is important that you consult with your tax advisor to determine which method is best for you and then notify the Fund if you intend to utilize a method other than the Fund's default method for covered shares. If you do not notify the Fund of your elected cost basis method upon the initial purchase into your account, the default method will be applied to your covered shares.

The Fund will compute and report the cost basis of your Fund shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Internal Revenue Code and Treasury regulations for purposes of reporting these amounts to you and the IRS. However the Fund is not required to, and in many cases the Fund does not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore, shareholders should carefully review the cost basis information provided by the Fund.

Please refer to the Fund's website at optimummutualfunds.com for additional information.

Wash sales. All or a portion of any loss that you realize on a redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.

Redemptions at a loss within six months of purchase. Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.

Deferral of basis. If a shareholder (a) incurs a sales load in acquiring shares of the Fund, (b) disposes of such shares less than 91 days after they are acquired, and (c) subsequently acquires shares of the Fund or another fund by January 31 of the calendar year following the calendar year in which the disposition of the original shares occurred at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired. The wash sale rules may also limit the amount of loss that may be taken into account on disposition after such adjustment.

Conversion of shares into shares of the same Fund. The conversion or exchange of shares of one class into another class of the same Fund is not taxable for federal income tax purposes. Thus, the following transactions generally will be tax-free for federal income tax purposes:

•
the automatic conversion of Class C shares into Class A shares of the same Fund approximately eight years after purchase,

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the exchange of Class A shares for Institutional Class shares of the same Fund by certain Programs,

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the exchange of Class C shares for Class A shares or Institutional Class shares of the same Fund by certain Programs, and

•
the exchange of Institutional Class shares for Class A shares or Class C shares of the same Fund by certain shareholders of Institutional Class shares who cease participation in a Program.

However, shareholders should consult their tax advisors regarding the state and local tax consequences of a conversion or exchange of shares.

Reportable transactions. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

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Tax Treatment of Fund Transactions. Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a fund and, in turn, affect the amount, character and timing of dividends and distributions payable by the fund to its shareholders. This section should be read in conjunction with the discussion above under “Investment Strategies and Risks” for a detailed description of the various types of securities and investment techniques that apply to the Fund.

In general. In general, gain or loss recognized by a fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain fixed income investments. Gain recognized on the disposition of a debt obligation purchased by a fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the fund held the debt obligation unless the fund made a current inclusion election to accrue market discount into income as it accrues. If a fund purchases a debt obligation (such as a zero coupon security or payment-in-kind security) that was originally issued at a discount, the fund generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, a fund's investment in such securities may cause the fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of fund shares.

Investments in debt obligations that are at risk of or in default present tax issues for a fund. Tax rules are not entirely clear about issues such as whether and to what extent a fund should recognize market discount on a debt obligation, when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent a fund may take deductions for bad debts or worthless securities and how a fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, futures, forward contracts, swap agreements, and hedging transactions. In general, option premiums received by a fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the fund minus (b) the fund's basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a fund's obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a fund as well as listed non-equity options written or purchased by the fund on US exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Internal Revenue Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Internal Revenue Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a fund's transactions in other derivatives instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund's securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivatives instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Certain of a fund's investments in derivatives and foreign currency-denominated instruments, and the fund's transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a fund's book income is less than the sum of its taxable income and net tax-exempt income (if any), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If a fund's book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a

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dividend to the extent of the fund's remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign currency transactions. A fund's transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a fund's ordinary income distributions to you, and may cause some or all of the fund's previously distributed income to be classified as a return of capital. In certain cases, a fund may make an election to treat such gain or loss as capital.

PFIC investments. A fund may invest in securities of foreign companies that may be classified under the Internal Revenue Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a fund intends to mark-to-market these securities under certain provisions of the Internal Revenue Code and recognize any unrealized gains as ordinary income at the end of the fund's fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a fund. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, a fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the fund to make a mark-to-market election. If a fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the fund may be subject to US federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on a fund in respect of deferred taxes arising from such distributions or gains.

Investments in US REITs. A US REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a US REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the US REIT's current and accumulated earnings and profits. Capital gain dividends paid by a US REIT to a fund will be treated as long-term capital gains by the fund and, in turn, may be distributed by the fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity US REIT's cash flow may exceed its taxable income. The equity US REIT, and in turn a fund, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a US REIT is operated in a manner that fails to qualify as a REIT, an investment in the US REIT would become subject to double taxation, meaning the taxable income of the US REIT would be subject to federal income tax at the corporate income tax rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the US REIT's current and accumulated earnings and profits. Also, see, “Tax Treatment of Fund Transactions — Investment in taxable mortgage pools (excess inclusion income)” and “Non-US Investors — Investment in US real property” below with respect to certain other tax aspects of investing in US REITs.

Investment in non-US REITs. While non-US REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a fund in a non-US REIT may subject the fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-US REIT is located. A fund's pro rata share of any such taxes will reduce the fund's return on its investment. A fund's investment in a non-US REIT may be considered an investment in a PFIC, as discussed above in “PFIC investments.” Additionally, foreign withholding taxes on distributions from the non-US REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Taxation of the Fund — Foreign income tax.” Also, a fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-US REIT under rules similar to those in the US, which tax foreign persons on gain realized from dispositions of interests in US real estate.

Investment in taxable mortgage pools (excess inclusion income). Under a Notice issued by the IRS, the Internal Revenue Code and Treasury regulations to be issued, a portion of a fund's income from a US REIT that is attributable to the REIT's residual interest in a real estate mortgage investment conduit (“REMIC”) or equity interests in a “taxable mortgage pool” (referred to in the Internal Revenue Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in US federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the corporate income tax rate. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a fund will not allocate to shareholders excess inclusion income.

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These rules are potentially applicable to a fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a US REIT. It is unlikely that these rules will apply to a fund that has a non-REIT strategy.

Investments in partnerships and QPTPs. For purposes of the Income Requirement, income derived by a fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the fund. While the rules are not entirely clear with respect to a fund investing in a partnership outside a master feeder structure, for purposes of testing whether a fund satisfies the Asset Diversification Test, the fund generally is treated as owning a pro rata share of the underlying assets of a partnership. See, “Taxation of the Fund.” In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by a fund from an interest in a QPTP will be treated as qualifying income but the fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a fund to fail to qualify as a regulated investment company. Although, in general, the passive loss rules of the Internal Revenue Code do not apply to RICs, such rules do apply to a fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in the fund being subject to state, local or foreign income, franchise, or withholding tax liabilities.

If an MLP is treated as a partnership for US federal income tax purposes (whether or not a QPTP), all or portion of the dividends received by a fund from the MLP may be treated as a return of capital for US federal income tax purposes because of accelerated deductions available with respect to the activities of such MLPs. Further, because of these accelerated deductions, on the disposition of interests in such an MLP, a fund likely will realize taxable income in excess of economic gain with respect to those MLP interests (or if the fund does not dispose of the MLP, the fund could realize taxable income in excess of cash flow with respect to the MLP in a later period), and the fund must take such income into account in determining whether the fund has satisfied its Distribution Requirement. A fund may have to borrow or liquidate securities to satisfy its Distribution Requirement and to meet its redemption requests, even though investment considerations might otherwise make it undesirable for the fund to sell securities or borrow money at such time. In addition, any gain recognized, either upon the sale of a fund's MLP interest or sale by the MLP of property held by it, including in excess of economic gain thereon, treated as so-called “recapture income,” will be treated as ordinary income. Therefore, to the extent a fund invests in MLPs, fund shareholders might receive greater amounts of distributions from the fund taxable as ordinary income than they otherwise would in the absence of such MLP investments.

Although MLPs are generally expected to be treated as partnerships for US federal income tax purposes, some MLPs may be treated as PFICs or “regular” corporations for US federal income tax purposes. The treatment of particular MLPs for US federal income tax purposes will affect the extent to which a fund can invest in MLPs and will impact the amount, character, and timing of income recognized by the Fund.

Securities lending. While securities are loaned out by a fund, the fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 50% dividends-received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.

Investments in convertible securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder's exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange-traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends-received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles.

Investments in securities of uncertain tax character. A fund may invest in securities the US federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a fund, it could affect the timing or character of income recognized by the fund, requiring the fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Internal Revenue Code.

Backup Withholding. By law, the Fund may be required to withhold a portion of your taxable dividends and sales proceeds unless you:

•
provide your correct social security or taxpayer identification number,

•
certify that this number is correct,

•
certify that you are not subject to backup withholding, and

•
certify that you are a US person (including a US resident alien).

The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's US federal income tax liability, provided the

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appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting. The special US tax certification requirements applicable to non-US investors to avoid backup withholding are described under the “Non-US Investors” heading below.

Non-US Investors. Non-US investors (shareholders who, as to the US, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to US withholding and estate tax and are subject to special US tax certification requirements. Non-US investors should consult their tax advisors about the applicability of US tax withholding and the use of the appropriate forms to certify their status.

In general. The US imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on US source dividends, including on income dividends paid to you by the Fund, subject to certain exemptions described below. However, notwithstanding such exemptions from US withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a US person.

Capital gain dividends. In general, capital gain dividends reported by the Fund to shareholders as paid from its net long-term capital gains, other than long-term capital gains realized on disposition of US real property interests (see the discussion below), are not subject to US withholding tax unless you are a nonresident alien individual present in the US for a period or periods aggregating 183 days or more during the calendar year.

Interest-related dividends and short-term capital gain dividends. Generally, dividends reported by the Fund to shareholders as interest-related dividends and paid from its qualified net interest income from US sources are not subject to US withholding tax. “Qualified interest income” includes, in general, US source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation that is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. Similarly, short-term capital gain dividends reported by the Fund to shareholders as paid from its net short-term capital gains, other than short-term capital gains realized on the disposition of certain US real property interests (see the discussion below), are not subject to US withholding tax unless you were a nonresident alien individual present in the US for a period or periods aggregating 183 days or more during the calendar year. The Fund reserves the right to not report interest-related dividends or short-term capital gain dividends. Additionally, the Fund's reporting of interest-related dividends or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Net investment income from dividends on stock and foreign source interest income continue to be subject to withholding tax; foreign tax credits. Ordinary dividends paid by the Fund to non-US investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations and (ii) the debt of foreign issuers continue to be subject to US withholding tax. Foreign shareholders may be subject to US withholding tax at a rate of 30% on the income resulting from an election to pass through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

Income effectively connected with a US trade or business. If the income from the Fund is effectively connected with a US trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to US federal income tax at the rates applicable to US citizens or domestic corporations and require the filing of a nonresident US income tax return.

Investment in US real property. The Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) makes non-US persons subject to US tax on disposition of a US real property interest (“USRPI”) as if he or she were a US person. Such gain is sometimes referred to as FIRPTA gain. The Fund may invest in equity securities of corporations that invest in USRPI, including US REITs, which may trigger FIRPTA gain to the Fund's non-US shareholders.

The Internal Revenue Code provides a look-through rule for distributions of FIRPTA gain when a RIC is classified as a qualified investment entity. A RIC will be classified as a qualified investment entity if, in general, 50% or more of the RIC's assets consist of interests in US REITs and other US real property holding corporations (“USRPHC”). If a RIC is a qualified investment entity and the non-US shareholder owns more than 5% of a class of Fund shares at any time during the 1-year period ending on the date of the FIRPTA distribution, the FIRPTA distribution to the non-US shareholder is treated as gain from the disposition of a USRPI, causing the distribution to be subject to US withholding tax at the corporate income tax rate (unless reduced by future regulations), and requiring the non-US shareholder to file a nonresident US income tax return. In addition, even if the non-US shareholder does not own more than 5% of a class of Fund shares, but the Fund is a qualified investment entity, the FIRPTA distribution will be taxable as ordinary dividends (rather than as a capital gain or short-term capital gain dividend) subject to withholding at 30% or lower treaty rate.

Because the Fund expects to invest less than 50% of its assets at all times, directly or indirectly, in US real property interests, the Fund expects that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions would be subject to FIRPTA reporting and tax withholding.

US estate tax. Transfers by gift of shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to US federal gift tax. An individual who, at the time of death, is a non-US shareholder will nevertheless be subject to US federal estate tax with respect to Fund shares at the graduated rates applicable to US citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent's estate may nonetheless need to file a US estate tax return to claim the exemption in order to obtain a US federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the US federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to US situs assets with a value of $60,000). For estates with US situs assets of not more than $60,000, the Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent's US situs assets are below this threshold amount.

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Distributions and Taxes

US tax certification rules. Special US tax certification requirements may apply to non-US shareholders both to avoid US backup withholding imposed at a rate of 24% and to obtain the benefits of any treaty between the US and the shareholder's country of residence. In general, if you are a non-US shareholder, you must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a US person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the US has an income tax treaty. A Form W-8 BEN provided without a US taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from backup withholding.

The tax consequences to a non-US shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-US shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign tax.

Foreign Account Tax Compliance Act (“FATCA”). Under FATCA, the Fund will be required to withhold a 30% tax on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions (“FFI”) or nonfinancial foreign entities (“NFFE”). After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by US persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial US persons as owners or (ii) if it does have such owners, reporting information relating to them. The US Treasury has negotiated intergovernmental agreements (“IGA”) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA; an entity in one of those countries may be required to comply with the terms of an IGA instead of US Treasury regulations.

An FFI can avoid FATCA withholding if it is deemed compliant or by becoming a “participating FFI,” which requires the FFI to enter into a US tax compliance agreement with the IRS under section 1471(b) of the Internal Revenue Code (“FFI agreement”) under which it agrees to verify, report and disclose certain of its US accountholders and meet certain other specified requirements. The FFI will either report the specified information about the US accounts to the IRS, or, to the government of the FFI's country of residence (pursuant to the terms and conditions of applicable law and an applicable IGA entered into between the US and the FFI's country of residence), which will, in turn, report the specified information to the IRS. An FFI that is resident in a country that has entered into an IGA with the US to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from the Fund can avoid the FATCA withholding tax generally by certifying that it does not have any substantial US owners or by providing the name, address and taxpayer identification number of each substantial US owner. The NFFE will report the information to the Fund or other applicable withholding agent, which will, in turn, report the information to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by US Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity's status under FATCA in order to avoid FATCA withholding. Non-US investors should consult their own tax advisors regarding the impact of these requirements on their investment in the Fund. The requirements imposed by FATCA are different from, and in addition to, the US tax certification rules to avoid backup withholding described above. Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

Effect of Future Legislation; Local Tax Considerations. The foregoing general discussion of US federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income, and capital gain dividends may differ from the rules for US federal income taxation described above. Distributions may also be subject to additional state, local, and foreign taxes depending on each shareholder's particular situation. Non-US shareholders may be subject to US tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Fund.

Performance Information

To obtain the Funds' most current performance information, please call 800 914-0278 or visit our website at optimummutualfunds.com/performance.

Performance quotations represent the Funds' past performance and should not be considered as representative of future results. The Funds will calculate their performance in accordance with the requirements of the rules and regulations under the 1940 Act, or any other applicable US securities laws, as they may be revised from time to time by the SEC.

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Financial Statements

PricewaterhouseCoopers LLP (“PwC”), which is located at 2001 Market Street, Philadelphia, PA 19103, serves as the independent registered public accounting firm for the Trust and, in its capacity as such, audits the annual financial statements contained in the Funds' Annual Report. The Funds' Statements of Assets and Liabilities, Schedules of Investments, Statements of Operations, Statements of Changes in Net Assets, Financial Highlights, and Notes to Financial Statements, as well as the report of PwC, the independent registered public accounting firm, for the fiscal year ended March 31, 2023, are included in the Funds' Annual Report to shareholders. The financial statements and Financial Highlights, the notes relating thereto and the report of PwC listed above are incorporated by reference from the Annual Report into this SAI.

Principal Holders

As of June 30, 2023, the Manager believes the following shareholders held of record 5% or more of the outstanding shares of each class of each Fund. The Manager does not have knowledge of beneficial owners.

Fund/Class	Name and Address of Account	Percentage
OPTIMUM LARGE CAP GROWTH FUND CLASS A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	97.51%
OPTIMUM LARGE CAP GROWTH FUND CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	56.05%
	AMERICAN ENTERPRISE INV SVCS 901 SOUTH 3RD AVENUE MINNEAPOLIS, MN 55402	9.78%
OPTIMUM LARGE CAP GROWTH FUND INSTITUTIONAL CLASS	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	97.87%
OPTIMUM LARGE CAP VALUE FUND CLASS A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	97.63%
OPTIMUM LARGE CAP VALUE FUND CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	54.78%
	AMERICAN ENTERPRISE INV SVCS 901 SOUTH 3RD AVENUE MINNEAPOLIS, MN 55402	7.42%
OPTIMUM LARGE CAP VALUE FUND INSTITUTIONAL CLASS	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	98.05%
OPTIMUM SMALL-MID CAP GROWTH FUND CLASS A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	97.97%

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Principal Holders

Fund/Class	Name and Address of Account	Percentage
OPTIMUM SMALL-MID CAP GROWTH FUND CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	52.19%
	AMERICAN ENTERPRISE INV SVCS 901 SOUTH 3RD AVENUE MINNEAPOLIS, MN 55402	10.96%
OPTIMUM SMALL-MID CAP GROWTH FUND INSTITUTIONAL CLASS	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	98.23%
OPTIMUM SMALL-MID CAP VALUE FUND CLASS A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	98.59%
OPTIMUM SMALL-MID CAP VALUE FUND CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	61.63%
	AMERICAN ENTERPRISE INV SVCS 901 SOUTH 3RD AVENUE MINNEAPOLIS, MN 55402	5.62%
OPTIMUM SMALL-MID CAP VALUE FUND INSTITUTIONAL CLASS	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	98.62%
OPTIMUM INTERNATIONAL FUND CLASS A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	98.39%
OPTIMUM INTERNATIONAL FUND CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	54.93%
	AMERICAN ENTERPRISE INV SVCS 901 SOUTH 3RD AVENUE MINNEAPOLIS, MN 55402	9.33%
OPTIMUM INTERNATIONAL FUND INSTITUTIONAL CLASS	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	98.70%

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Fund/Class	Name and Address of Account	Percentage
OPTIMUM FIXED INCOME FUND CLASS A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	99.12%
OPTIMUM FIXED INCOME FUND CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	60.85%
OPTIMUM FIXED INCOME FUND INSTITUTIONAL CLASS	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	98.89%

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Appendix A — Description of Ratings

Corporate Obligation Ratings

Moody's Investment Grade

Aaa: Bonds rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Bonds rated Aa are judged to be high quality and are subject to very low credit risk.

A: Bonds rated A are considered upper medium-grade obligations and are subject to low credit risk.

Baa: Bonds rated Baa are subject to moderate credit risk and are considered medium-grade obligations. As such they may have certain speculative characteristics.

Moody's Below Investment Grade

Ba: Bonds rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Bonds rated B are considered speculative and are subject to high credit risk.

Caa: Bonds rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Bonds rated Ca are considered highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Bonds rated C are the lowest rated class of bonds and are typically in default. They have little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P®

The issue rating definitions are expressions in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

Investment Grade

AAA: This is the highest rating assigned by S&P to a debt obligation. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: Obligations rated AA differ from AAA issues only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: Obligations rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in the higher ratings categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: Obligations rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Below Investment Grade

BB, B, CCC, CC, C: Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest degree of speculation. While these obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

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C: A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. The C rating is also assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is still making payments.

D: Obligations rated D are in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating is also used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks and highlights risks to principal or volatility of expected returns that are not addressed in the credit rating.

Short-Term Debt Ratings

Moody's

Moody's short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs and to individual short-term debt instruments. These obligations generally have an original maturity not exceeding 13 months, unless explicitly noted. Moody's employs the following designations to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Issuers (or supporting institutions) so rated have a superior ability to repay short-term debt obligations.

P-2 (Prime-2): Issuers (or supporting institutions) so rated have a strong ability to repay short-term debt obligations.

P-3 (Prime-3): Issuers (or supporting institutions) so rated have an acceptable ability to repay short-term debt obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P®

S&P's ratings are a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the US, for example, that means obligations with an original maturity of no more than 365 days — including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

A-1: This designation indicates that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: Issues carrying this designation are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations carrying the higher designations. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.

A-3: Issues carrying this designation exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

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Appendix B — Proxy Voting Policies and Procedures

PROXY VOTING POLICIES - DELAWARE MANAGEMENT COMPANY (THE “MANAGER”)

Proxy Voting Policy

The Trust has formally delegated to the Manager the responsibility for making all proxy voting decisions in relation to portfolio securities held by the Fund. If and when proxies need to be voted on behalf of the Fund, the Manager and any Macquarie affiliates advising the Fund (collectively, “Macquarie Asset Management Public Investments”) will vote such proxies pursuant to Macquarie Asset Management Public Investment's (“MPI”) Proxy Voting Policies and Procedures (the “Procedures”). MPI has established a Proxy Voting Committee (the “Committee”), which is responsible for overseeing MPI's proxy voting process for the Fund. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow MPI to vote proxies in a manner consistent with the goal of voting in the best interests of the Fund.

In order to facilitate the actual process of voting proxies, MPI has contracted with proxy advisory firms to analyze proxy statements on behalf of the Fund and MPI's other clients and provide MPI with research recommendations on upcoming proxy votes in accordance with the Procedures. The Committee is responsible for overseeing the proxy advisory firms' services. If a proxy has been voted for the Fund, the proxy advisory firm will create a record of the vote. By no later than August 31 of each year, information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Trust's website at http://www.delawarefunds.com/proxy; and (ii) on the

Commission's website at http://www.sec.gov.

When determining whether to invest in a particular company, one of the factors MPI may consider is the quality and depth of the company's management. As a result, MPI believes that recommendations of management on any issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. Thus, on many issues, MPI's votes are cast in accordance with the recommendations of the company's management. However, MPI may vote against management's position when it runs counter to MPI's specific Proxy Voting Guidelines (the “Guidelines”), and MPI will also vote against management's recommendation when MPI believes such position is not in the best interests of the Fund.

As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the Fund. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote for management or shareholder proposals to reduce supermajority vote requirements, taking into account: ownership structure; quorum requirements; and vote requirements; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis; (iv) generally vote re-incorporation proposals on a case-by-case basis; (v) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; (vi) generally vote for proposals requesting that a company report on its policies, initiatives, oversight mechanisms, and ethical standards related to social, economic, and environmental sustainability, unless company already provides similar reports through other means or the company has formally committed to the implementation of a reporting program based on Global Reporting Initiative guidelines or a similar standard; and (vii) generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Because the Fund has delegated proxy voting to MPI, the Fund is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, MPI does have a section in its Procedures that addresses the possibility of conflicts of interest. Most of the proxies which MPI receives on behalf of its clients are voted in accordance with the Procedures. Since the Procedures are pre-determined by the Committee, application of the Procedures by MPI's portfolio management teams when voting proxies after reviewing the proxy and research provided by the proxy advisory firms should in most instances adequately address any potential conflicts of interest. If MPI becomes aware of a conflict of interest in an upcoming proxy vote, the proxy vote will generally be referred to the Committee or the Committee's delegates for review. If the portfolio management team for such proxy intends to vote in accordance with the proxy advisory firm's recommendation pursuant to our Procedures, then no further action is needed to be taken by the Committee. If the MPI's portfolio management team is considering voting a proxy contrary to the proxy advisory firm's research recommendation under the Procedures, the Committee or its delegates will assess the proposed vote to determine if it is reasonable. The Committee or its delegates will also assess whether any business or other material relationships between MPI and a portfolio company (unrelated to the ownership of the portfolio company's securities) could have influenced an inconsistent vote on that company's proxy. If the Committee or its delegates determines that the proposed proxy vote is unreasonable or unduly influenced by a conflict, the portfolio management team will be required to vote the proxy in accordance with the proxy advisory firm's research recommendation or abstain from voting.

AMERICAN CENTURY

Proxy Voting Policies

American Century Investment Management, Inc. (the “Advisor”) is the investment manager for a variety of advisory clients, including the American Century family of funds. In such capacity, the Advisor has been delegated the authority to vote proxies with respect to investments held in the accounts it manages. The following is a statement of the proxy voting policies that have been adopted by the Advisor. In the exercise of proxy voting authority which has been delegated to it by particular clients, the Advisor will apply the following policies in accordance with, and subject to, any specific policies that have been adopted by the client and communicated to and accepted by the Advisor in writing.

A. General Principles

In providing the service of voting client proxies, the Advisor is guided by general fiduciary principles, must act prudently, solely in the interest of its clients, and must not subordinate client interests to unrelated objectives. Except as otherwise indicated in these Policies, the Advisor will vote all proxies with respect to

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investments held in the client accounts it manages. The Advisor will attempt to consider all factors of its vote that could affect the value of the investment. Although in most instances the Advisor will vote proxies consistently across all client accounts, the votes will be based on the best interests of each client. As a result, accounts managed by the Advisor may at times vote differently on the same proposals. Examples of when an account's vote might differ from other accounts managed by the Advisor include, but are not limited to, proxy contests and proposed mergers. In short, the Advisor will vote proxies in the manner that it believes will do the most to maximize shareholder value.

B. Specific Proxy Matters

1. Routine Matters

a. Election of Directors

(1) Generally. The Advisor will generally support the election of directors that result in a board made up of a majority of independent directors. In general, the Advisor will vote in favor of management's director nominees if they are running unopposed. The Advisor believes that management is in the best possible position to evaluate the qualifications of directors and the needs and dynamics of a particular board. The Advisor of course maintains the ability to vote against any candidate whom it feels is not qualified or if there are specific concerns about the individual, such as allegations of criminal wrongdoing or breach of fiduciary responsibilities. Additional information the Advisor may consider concerning director nominees include, but is not limited to, whether (1) there is an adequate explanation for repeated absences at board meetings, (2) the nominee receives non-board fee compensation, or (3) there is a family relationship between the nominee and the company's chief executive officer or controlling shareholder. When management's nominees are opposed in a proxy contest, the Advisor will evaluate which nominees' publicly-announced management policies and goals are most likely to maximize shareholder value, as well as the past performance of the incumbents.

(2) Committee Service. The Advisor will withhold votes for non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

(3) Classification of Boards. The Advisor will support proposals that seek to declassify boards. Conversely, the Advisor will oppose efforts to adopt classified board structures.

(4) Majority Independent Board. The Advisor will support proposals calling for a majority of independent directors on a board. The Advisor believes that a majority of independent directors can help to facilitate objective decision making and enhances accountability to shareholders.

(5) Majority Vote Standard for Director Elections. The Advisor will vote in favor of proposals calling for directors to be elected by an affirmative majority of the votes cast in a board election, provided that the proposal allows for a plurality voting standard in the case of contested elections. The Advisor may consider voting against such shareholder proposals where a company's board has adopted an alternative measure, such as a director resignation policy, that provides a meaningful alternative to the majority voting standard and appropriately addresses situations where an incumbent director fails to receive the support of the majority of the votes cast in an uncontested election.

(6) Withholding Campaigns. The Advisor will support proposals calling for shareholders to withhold votes for directors where such actions will advance the principles set forth in paragraphs (1) through (5) above.

b. Ratification of Selection of Auditors

The Advisor will generally rely on the judgment of the issuer's audit committee in selecting the independent auditors who will provide the best service to the company. The Advisor believes that independence of the auditors is paramount and will vote against auditors whose independence appears to be impaired. The Advisor will vote against proposed auditors in those circumstances where (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) non-audit fees comprise more than 50% of the total fees paid by the company to the audit firm; or (3) there is reason to believe that the independent auditor has previously rendered an opinion to the issuer that is either inaccurate or not indicative of the company's financial position.

2. Compensation Matters

a. Executive Compensation

(1) Advisory Vote on Compensation. The Advisor believes there are more effective ways to convey concerns about compensation than through an advisory vote on compensation (such as voting against specific excessive incentive plans or withholding votes from compensation committee members). The Advisor will consider and vote on a case-by-case basis on say-on-pay proposals and will generally support management proposals unless specific concerns exist, including if the Advisor concludes that executive compensation is (i) misaligned with shareholder interests, (ii) unreasonable in amount, or (iii) not in the aggregate meaningfully tied to the company's performance.

(2) Frequency of Advisory Votes on Compensation. The Advisor generally supports the triennial option for the frequency of say-on-pay proposals, but will consider management recommendations for an alternative approach.

b. Equity Based Compensation Plans

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Appendix B — Proxy Voting Policies and Procedures

The Advisor believes that equity-based incentive plans are economically significant issues upon which shareholders are entitled to vote. The Advisor recognizes that equity-based compensation plans can be useful in attracting and maintaining desirable employees. The cost associated with such plans must be measured if plans are to be used appropriately to maximize shareholder value. The Advisor will conduct a case-by-case analysis of each stock option, stock bonus or similar plan or amendment, and generally approve management's recommendations with respect to adoption of or amendments to a company's equity-based compensation plans, provided that the total number of shares reserved under all of a company's plans is reasonable and not excessively dilutive.

The Advisor will review equity-based compensation plans or amendments thereto on a case-by-case basis. Factors that will be considered in the determination include the company's overall capitalization, the performance of the company relative to its peers, and the maturity of the company and its industry; for example, technology companies often use options broadly throughout its employee base which may justify somewhat greater dilution.

Amendments which are proposed in order to bring a company's plan within applicable legal requirements will be reviewed by the Advisor's legal counsel; amendments to executive bonus plans to comply with IRS Section 162(m) disclosure requirements, for example, are generally approved.

The Advisor will generally vote against the adoption of plans or plan amendments that:

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Provide for immediate vesting of all stock options in the event of a change of control of the company without reasonable safeguards against abuse (see “Anti-Takeover Proposals” below);

•
Reset outstanding stock options at a lower strike price unless accompanied by a corresponding and proportionate reduction in the number of shares designated. The Advisor will generally oppose adoption of stock option plans that explicitly or historically permit repricing of stock options, regardless of the number of shares reserved for issuance, since their effect is impossible to evaluate;

•
Establish restriction periods shorter than three years for restricted stock grants;

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Do not reasonably associate awards to performance of the company; or

•
Are excessively dilutive to the company.

3. Anti-Takeover Proposals

In general, the Advisor will vote against any proposal, whether made by management or shareholders, which the Advisor believes would materially discourage a potential acquisition or takeover. In most cases an acquisition or takeover of a particular company will increase share value. The adoption of anti-takeover measures may prevent or frustrate a bid from being made, may prevent consummation of the acquisition, and may have a negative effect on share price when no acquisition proposal is pending. The items below discuss specific anti-takeover proposals.

a. Cumulative Voting

The Advisor will vote in favor of any proposal to adopt cumulative voting and will vote against any proposal to eliminate cumulative voting that is already in place, except in cases where a company has a staggered board. Cumulative voting gives minority shareholders a stronger voice in the company and a greater chance for representation on the board. The Advisor believes that the elimination of cumulative voting constitutes an anti-takeover measure.

b. Staggered Board

If a company has a “staggered board,” its directors are elected for terms of more than one year and only a segment of the board stands for election in any year. Therefore, a potential acquiror cannot replace the entire board in one year even if it controls a majority of the votes. Although staggered boards may provide some degree of continuity and stability of leadership and direction to the board of directors, the Advisor believes that staggered boards are primarily an anti-takeover device and will vote against establishing them and for eliminating them. However, the Advisor does not necessarily vote against the re-election of directors serving on staggered boards.

c. “Blank Check” Preferred Stock

Blank check preferred stock gives the board of directors the ability to issue preferred stock, without further shareholder approval, with such rights, preferences, privileges and restrictions as may be set by the board. In response to a hostile takeover attempt, the board could issue such stock to a friendly party or “white knight” or could establish conversion or other rights in the preferred stock which would dilute the common stock and make an acquisition impossible or less attractive. The argument in favor of blank check preferred stock is that it gives the board flexibility in pursuing financing, acquisitions or other proper corporate purposes without incurring the time or expense of a shareholder vote. Generally, the Advisor will vote against blank check preferred stock. However, the Advisor may vote in favor of blank check preferred if the proxy statement discloses that such stock is limited to use for a specific, proper corporate objective as a financing instrument.

d. Elimination of Preemptive Rights

When a company grants preemptive rights, existing shareholders are given an opportunity to maintain their proportional ownership when new shares are issued. A proposal to eliminate preemptive rights is a request from management to revoke that right.

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While preemptive rights will protect the shareholder from having its equity diluted, it may also decrease a company's ability to raise capital through stock offerings or use stock for acquisitions or other proper corporate purposes. Preemptive rights may therefore result in a lower market value for the company's stock. In the long term, shareholders could be adversely affected by preemptive rights. The Advisor generally votes against proposals to grant preemptive rights, and for proposals to eliminate preemptive rights.

e. Non-targeted Share Repurchase

A non-targeted share repurchase is generally used by company management to prevent the value of stock held by existing shareholders from deteriorating. A non-targeted share repurchase may reflect management's belief in the favorable business prospects of the company. The Advisor finds no disadvantageous effects of a non-targeted share repurchase and will generally vote for the approval of a non-targeted share repurchase subject to analysis of the company's financial condition.

f. Increase in Authorized Common Stock

The issuance of new common stock can also be viewed as an anti-takeover measure, although its effect on shareholder value would appear to be less significant than the adoption of blank check preferred. The Advisor will evaluate the amount of the proposed increase and the purpose or purposes for which the increase is sought. If the increase is not excessive and is sought for proper corporate purposes, the increase will be approved. Proper corporate purposes might include, for example, the creation of additional stock to accommodate a stock split or stock dividend, additional stock required for a proposed acquisition, or additional stock required to be reserved upon exercise of employee stock option plans or employee stock purchase plans. Generally, the Advisor will vote in favor of an increase in authorized common stock of up to 100%; increases in excess of 100% are evaluated on a case-by-case basis, and will be voted affirmatively if management has provided sound justification for the increase.

g. “Supermajority” Voting Provisions or Super Voting Share Classes

A “supermajority” voting provision is a provision placed in a company's charter documents which would require a “supermajority” (ranging from 66 to 90%) of shareholders and shareholder votes to approve any type of acquisition of the company. A super voting share class grants one class of shareholders a greater per-share vote than those of shareholders of other voting classes. The Advisor believes that these are standard anti- takeover measures and will generally vote against them. The supermajority provision makes an acquisition more time-consuming and expensive for the acquiror. A super voting share class favors one group of shareholders disproportionately to economic interest. Both are often proposed in conjunction with other anti- takeover measures.

h. “Fair Price” Amendments

This is another type of charter amendment that would require an offeror to pay a “fair” and uniform price to all shareholders in an acquisition. In general, fair price amendments are designed to protect shareholders from coercive, two-tier tender offers in which some shareholders may be merged out on disadvantageous terms.

Fair price amendments also have an anti-takeover impact, although their adoption is generally believed to have less of a negative effect on stock price than other anti-takeover measures. The Advisor will carefully examine all fair price proposals. In general, the Advisor will vote against fair price proposals unless the Advisor concludes that it is likely that the share price will not be negatively affected and the proposal will not have the effect of discouraging acquisition proposals.

i. Limiting the Right to Call Special Shareholder Meetings.

The corporation statutes of many states allow minority shareholders at a certain threshold level of ownership (frequently 10%) to call a special meeting of shareholders. This right can be eliminated (or the threshold increased) by amendment to the company's charter documents. The Advisor believes that the right to call a special shareholder meeting is significant for minority shareholders; the elimination of such right will be viewed as an anti-takeover measure and the Advisor will generally vote against proposals attempting to eliminate this right and for proposals attempting to restore it.

j. Poison Pills or Shareholder Rights Plans

Many companies have now adopted some version of a poison pill plan (also known as a shareholder rights plan). Poison pill plans generally provide for the issuance of additional equity securities or rights to purchase equity securities upon the occurrence of certain hostile events, such as the acquisition of a large block of stock.

The basic argument against poison pills is that they depress share value, discourage offers for the company and serve to “entrench” management. The basic argument in favor of poison pills is that they give management more time and leverage to deal with a takeover bid and, as a result, shareholders may receive a better price. The Advisor believes that the potential benefits of a poison pill plan are outweighed by the potential detriments. The Advisor will generally vote against all forms of poison pills.

The Advisor will, however, consider on a case-by-case basis poison pills that are very limited in time and preclusive effect. The Advisor will generally vote in favor of such a poison pill if it is linked to a business strategy that will - in our view - likely result in greater value for shareholders, if the term is less than three years, and if shareholder approval is required to reinstate the expired plan or adopt a new plan at the end of this term.

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Appendix B — Proxy Voting Policies and Procedures

k. Golden Parachutes

Golden parachute arrangements provide substantial compensation to executives who are terminated as a result of a takeover or change in control of their company. The existence of such plans in reasonable amounts probably has only a slight anti-takeover effect. In voting, the Advisor will evaluate the specifics of the plan presented.

l. Reincorporation

Reincorporation in a new state is often proposed as one part of a package of anti-takeover measures. Several states (such as Pennsylvania, Ohio and Indiana) now provide some type of legislation that greatly discourages takeovers. Management believes that Delaware in particular is beneficial as a corporate domicile because of the well-developed body of statutes and case law dealing with corporate acquisitions.

The Advisor will examine reincorporation proposals on a case-by-case basis. Generally, if the Advisor believes that the reincorporation will result in greater protection from takeovers, the reincorporation proposal will be opposed. The Advisor will also oppose reincorporation proposals involving jurisdictions that specify that directors can recognize non-shareholder interests over those of shareholders. When reincorporation is proposed for a legitimate business purpose and without the negative effects identified above, the Advisor will generally vote affirmatively.

m. Confidential Voting

Companies that have not previously adopted a “confidential voting” policy allow management to view the results of shareholder votes. This gives management the opportunity to contact those shareholders voting against management in an effort to change their votes.

Proponents of secret ballots argue that confidential voting enables shareholders to vote on all issues on the basis of merit without pressure from management to influence their decision. Opponents argue that confidential voting is more expensive and unnecessary; also, holding shares in a nominee name maintains shareholders' confidentiality. The Advisor believes that the only way to insure anonymity of votes is through confidential voting, and that the benefits of confidential voting outweigh the incremental additional cost of administering a confidential voting system. Therefore, the Advisor will generally vote in favor of any proposal to adopt confidential voting.

n. Opting In or Out of State Takeover Laws

State takeover laws typically are designed to make it more difficult to acquire a corporation organized in that state. The Advisor believes that the decision of whether or not to accept or reject offers of merger or acquisition should be made by the shareholders, without unreasonably restrictive state laws that may impose ownership thresholds or waiting periods on potential acquirors. Therefore, the Advisor will generally vote in favor of opting out of restrictive state takeover laws.

4. Transaction Related Proposals

The Advisor will review transaction related proposals, such as mergers, acquisitions, and corporate reorganizations, on a case-by-case basis, taking into consideration the impact of the transaction on each client account. In some instances, such as the approval of a proposed merger, a transaction may have a differential impact on client accounts depending on the securities held in each account. For example, whether a merger is in the best interest of a client account may be influenced by whether an account holds, and in what proportion, the stock of both the acquirer and the acquiror. In these circumstances, the Advisor may determine that it is in the best interests of the accounts to vote the accounts' shares differently on proposals related to the same transaction.

5. Other Matters

a. Proposals Involving Environmental, Social, and Governance (“ESG”) Matters

The Advisor believes that ESG issues can potentially impact an issuer's long-term financial performance and has developed an analytical framework, as well as a proprietary assessment tool, to integrate risks and opportunities stemming from ESG issues into our investment process. This ESG integration process extends to our proxy voting practices in that our ESG Proxy Team analyzes on a case-by-case basis the financial materiality and potential risks or economic impact of the ESG issues underpinning proxy proposals and makes voting recommendations based thereon for the Advisor's consideration. The ESG Proxy Team will generally recommend support for well-targeted ESG proposals if it believes that there is a rational linkage between a proposal, its economic impact, and its potential to maximize long-term shareholder value.

Where the economic effect of such proposals is unclear and there is not a specific written client-mandate, the Advisor believes it is generally impossible to know how to vote in a manner that would accurately reflect the views of the Advisor's clients, and, therefore, the Advisor will generally rely on management's assessment of the economic effect if the Advisor believes the assessment is not unreasonable.

Shareholders may also introduce proposals which are the subject of existing law or regulation. Examples of such proposals would include a proposal to require disclosure of a company's contributions to political action committees or a proposal to require a company to adopt a non-smoking workplace policy. The Advisor believes that such proposals may be better addressed outside the corporate arena and, absent a potential economic impact, will generally vote with management's recommendation. In addition, the Advisor will generally vote against any proposal which would require a company to adopt practices or procedures which go beyond the requirements of existing, directly applicable law.

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b. Anti-Greenmail Proposals

“Anti-greenmail” proposals generally limit the right of a corporation, without a shareholder vote, to pay a premium or buy out a 5% or greater shareholder. Management often argues that they should not be restricted from negotiating a deal to buy out a significant shareholder at a premium if they believe it is in the best interest of the company. Institutional shareholders generally believe that all shareholders should be able to vote on such a significant use of corporate assets. The Advisor believes that any repurchase by the company at a premium price of a large block of stock should be subject to a shareholder vote. Accordingly, it will generally vote in favor of anti-greenmail proposals.

c. Indemnification

The Advisor will generally vote in favor of a corporation's proposal to indemnify its officers and directors in accordance with applicable state law. Indemnification arrangements are often necessary in order to attract and retain qualified directors. The adoption of such proposals appears to have little effect on share value.

d. Non-Stock Incentive Plans

Management may propose a variety of cash-based incentive or bonus plans to stimulate employee performance. In general, the cash or other corporate assets required for most incentive plans is not material, and the Advisor will vote in favor of such proposals, particularly when the proposal is recommended in order to comply with IRC Section 162(m) regarding salary disclosure requirements. Case-by-case determinations will be made of the appropriateness of the amount of shareholder value transferred by proposed plans.

e. Director Tenure

These proposals ask that age and term restrictions be placed on the board of directors. The Advisor believes that these types of blanket restrictions are not necessarily in the best interests of shareholders and therefore will vote against such proposals, unless they have been recommended by management.

f. Directors' Stock Options Plans

The Advisor believes that stock options are an appropriate form of compensation for directors, and the Advisor will generally vote for director stock option plans which are reasonable and do not result in excessive shareholder dilution. Analysis of such proposals will be made on a case-by-case basis, and will take into account total board compensation and the company's total exposure to stock option plan dilution.

g. Director Share Ownership

The Advisor will generally vote against shareholder proposals which would require directors to hold a minimum number of the company's shares to serve on the Board of Directors, in the belief that such ownership should be at the discretion of Board members.

h. Non-U.S. Proxies

The Advisor will generally evaluate non-U.S. proxies in the context of the voting policies expressed herein but will also, where feasible, take into consideration differing laws, regulations, and practices in the relevant foreign market in determining if and how to vote. There may also be circumstances when practicalities and costs involved with non-U.S. investing make it disadvantageous to vote shares. For instance, the Advisor generally does not vote proxies in circumstances where share blocking restrictions apply, when meeting attendance is required in person, or when current share ownership disclosure is required.

C. Use of Proxy Advisory Services

The Adviser may retain proxy advisory firms to provide services in connection with voting proxies, including, without limitation, to provide information on shareholder meeting dates and proxy materials, translate proxy materials printed in a foreign language, provide research on proxy proposals and voting recommendations in accordance with the voting policies expressed herein, provide systems to assist with casting the proxy votes, and provide reports and assist with preparation of filings concerning the proxies voted.

Prior to the selection of a proxy advisory firm and periodically thereafter, the Advisor will consider whether the proxy advisory firm has the capacity and competency to adequately analyze proxy issues and the ability to make recommendations based on material accurate information in an impartial manner. Such considerations may include some or all of the following (i) periodic sampling of votes cast through the firm's systems to determine that votes are in accordance with the Advisor's policies and its clients best interests, (ii) onsite visits to the proxy advisory firm's office and/or discussions with the firm to determine whether the firm continues to have the resources (e.g. staffing, personnel, technology, etc.) capacity and competency to carry out its obligations to the Advisor, (iii) a review of the firm's policies and procedures, with a focus on those relating to identifying and addressing conflicts of interest and monitoring that current and accurate information is used in creating recommendations, (iv) requesting that the firm notify the Advisor if there is a change in the firm's material policies and procedures, particularly with respect to conflicts, or material business practices (e.g., entering or exiting new lines of business), and reviewing any such change, and (v) in case of an error made by the firm, discussing the error with the firm and determining whether appropriate corrective and preventative action is being taken. In the event the Advisor discovers an error in the research or voting recommendations provided by the firm, it will take reasonable steps to investigate the error and seek to determine whether the firm is taking reasonable steps to reduce similar errors in the future.

While the Advisor takes into account information from many different sources, including independent proxy advisory services, the decision on how to vote proxies will be made in accordance with these policies.

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Appendix B — Proxy Voting Policies and Procedures

D. Monitoring Potential Conflicts of Interest

Corporate management has a strong interest in the outcome of proposals submitted to shareholders. As a consequence, management often seeks to influence large shareholders to vote with their recommendations on particularly controversial matters. In the vast majority of cases, these communications with large shareholders amount to little more than advocacy for management's positions and give the Advisor's staff the opportunity to ask additional questions about the matter being presented. Companies with which the Advisor has direct business relationships could theoretically use these relationships to attempt to unduly influence the manner in which the Advisor votes on matters for its clients. To ensure that such a conflict of interest does not affect proxy votes cast for the Advisor's clients, our proxy voting personnel regularly catalog companies with whom the Advisor has significant business relationships; all discretionary (including case-by-case) voting for these companies will be voted by the client or an appropriate fiduciary responsible for the client (e.g., a committee of the independent directors of a fund or the trustee of a retirement plan).

In addition, to avoid any potential conflict of interest that may arise when one American Century fund owns shares of another American Century fund, the Advisor will “echo vote” such shares, if possible. Echo voting means the Advisor will vote the shares in the same proportion as the vote of all of the other holders of the fund's shares. So, for example, if shareholders of a fund cast 80% of their votes in favor of a proposal and 20% against the proposal, any American Century fund that owns shares of such fund will cast 80% of its shares in favor of the proposal and 20% against. When this is not possible (as in the case of the “NT” funds, where the other American Century funds are the only shareholders), the shares of the underlying fund (e.g. the “NT” fund) will be voted in the same proportion as the vote of the shareholders of the corresponding American Century policy portfolio for proposals common to both funds. For example, NT Growth Fund shares will be echo voted in accordance with the votes of the Growth Fund shareholders. In the case where the policy portfolio does not have a common proposal, shares will be voted in consultation with a committee of the independent directors.

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The voting policies expressed above are of course subject to modification in certain circumstances and will be reexamined from time to time. With respect to matters that do not fit in the categories stated above, the Advisor will exercise its best judgment as a fiduciary to vote in the manner which will most enhance shareholder value.

Case-by-case determinations will be made by the Advisor's staff, which is overseen by the General Counsel of the Advisor, in consultation with equity managers. Electronic records will be kept of all votes made.

Los Angeles Capital

I. Introduction

Los Angeles Capital Management LLC (“Los Angeles Capital” or the “Firm”) has adopted and implemented policies and procedures that are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with U.S. Securities and Exchange Commission (“SEC”) Rule 206(4)- under the Investment Advisers Act of 1940 (the “Advisers Act”) and its obligations under the Employee Retirement Income Security Act of 1974 (“ERISA”). Los Angeles Capital provides investment advisory or sub-advisory services to various types of institutional clients. When clients give Los Angeles Capital the authority to vote proxies held in their client accounts such authority is specified in the advisory contract or other governing agreement.

II. Proxy Policy Statement

Los Angeles Capital has retained Glass Lewis & Co., LLC (“Glass Lewis”) an unaffiliated third-party, to act as an independent proxy voting agent. Glass Lewis provides proxy analysis, voting recommendations, recordkeeping, and manages other operational matters of the proxy voting process. If at any time a material conflict arises, it would be resolved in the best interest of the client.

When Los Angeles Capital is given proxy voting authority together with a client's voting policy, the Firm oversees compliance with such policy. When the client elects to use the Firm's standard proxy guidelines, the Firm will vote in accordance with the guidelines approved by the Firm's Proxy Committee (“Committee”). The Committee has approved the use of Glass Lewis' U.S. and Global guidelines, as may be modified from time to time (the “Firm's Guidelines”).

A. Proxy Voting Guidelines

On an annual basis, the Committee reviews the Firm's Guidelines. The Committee also selectively reviews a sampling of the voting recommendations and the related proxy materials in determining whether to continue or modify the approved Firm Guidelines.

The Firm ultimately retains the right to cast each vote on a case-by-case basis, taking into consideration the applicable proxy guidelines including any contractual obligations or custom voting policy of the particular portfolio as well as all relevant facts and circumstances including information that might be gathered from sources beyond Glass Lewis. In the event there is a disagreement with the Glass Lewis analysis as to a particular vote, the Committee will determine whether it is appropriate to vote contrary to the Glass Lewis analysis provided that such decision is consistent with the approved guideline. In the rare circumstance that the Committee believes it is in the best interest of a client to vote contrary to an approved guideline, the Committee will seek client consent prior to placing a vote that is contrary to an approved guideline.

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Los Angeles Capital recognizes that a client may issue specific directives regarding how particular proxy issues are to be voted for the client's portfolio holdings. The Firm requires that the advisory or sub-advisory contract specify such instructions, including instructions as to how those votes will be managed, particularly where they differ from the Firm's Guidelines.

It is unlikely that serious conflicts of interest will arise in the context of the Firm's proxy voting because the Firm does not engage in other financial businesses such as brokerage, managing or advising public companies, underwriting, or investment banking. Nevertheless, should a conflict of interest arise in connection with proxy voting or Glass Lewis, such conflict will be handled as described below under Section IV B, “Conflicts of Interest.” As a matter of policy, the Firm and its employees are required to put the interests of clients ahead of their own.

B. Limitations

In limited circumstances, the Firm may elect to abstain from voting or may be unable to vote a client's proxy. These circumstances include:

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Where the Firm concludes that the effect on shareholder's economic interests or the value of the portfolio holding is indeterminable or insignificant.

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Where the securities related to the vote participate in a securities lending program and are out on loan. In many cases, where a client directs the securities lending, Los Angeles Capital may not be aware when the security is out on loan and thus may not be able to recall the security before the record date. Where Los Angeles Capital deems a holding materially significant or is directing the securities lending, the Firm may recall securities, if operationally feasible, so that they can be voted where the Firm determines it has a fiduciary obligation to do so.

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Where the related securities are issued in a country that participates in share blocking because it is disruptive to the management of the portfolio.

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Where multiple global custodian accounts roll up into one omnibus sub-custodian account. In the specific markets where this may occur, the account managed by Los Angeles Capital is not registered individually. Therefore, if ballots are voted differently for the underlying accounts, the omnibus vote is considered split and is rejected.

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Where in the Firm's judgement the unjustifiable costs1 or disadvantages of voting the proxy would exceed the anticipated benefit of voting (e.g., certain non-U.S. securities).

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Where a required Power of Attorney is not on file.

1

The DOL has indicated that such costs include, but are not limited to, expenditures related to developing proxy resolutions, proxy voting services and the analysis of the likely net effect of a particular issue on the economic value of the plan's investment. Fiduciaries must take into consideration whether the exercise of its rights to vote a proxy is expected to have an effect on the economic value of the plan's investment that will outweigh the costs of exercising such rights. With respect to proxies for shares of foreign corporations, a fiduciary, in deciding whether to purchase shares of a foreign corporation, should consider whether any additional difficulty and expense in voting such shares is reflected in their market price.

C. Special Considerations

Certain accounts may warrant specialized treatment in voting proxies. Contractual stipulations and individual client direction will dictate how voting will be done in these cases.

Mutual Funds

Where the Firm votes proxies for a mutual fund that it sub-advises, the proxies will be voted in accordance with the Fund's stated guidelines and requirements of securities laws. Proxies of portfolio companies voted may be subject to investment restrictions of the fund and voted in accordance with any resolutions or other instructions approved by authorized persons of the fund.

ERISA Accounts

Responsibilities for voting ERISA accounts include: the duty of loyalty, prudence, compliance with the plan, as well as a duty to avoid prohibited transactions.

Issuer Supplemental Information

Management of issuers, as well as other interested parties, will sometimes release supplemental information (after the proxy statement) that relates to a pending proxy vote. Glass Lewis and the Firm will not always be able to consider that additional information depending on when it is released.

III. Responsibility and Oversight

The Committee was established to provide oversight to the proxy voting process and is responsible for developing, implementing, and updating the Firm's proxy policy, reviewing approving, and/or formulating the Firm's Guidelines, selecting and overseeing the third-party proxy vendor, identifying any conflicts of interest, determining the votes for issues it elects to vote independently from, or that cannot be voted by, Glass Lewis, monitoring legislative and corporate governance developments surrounding proxy issues, and meeting to discuss any material issues regarding the proxy voting process. The Committee meets annually and as necessary to fulfill its obligations.

As part of the Committee's ongoing oversight of its third-party proxy vendor, the Committee considers (i) the adequacy and quality of the proxy vendor's staffing and personnel; (ii) the presence of conflicts and processes to address those conflicts; (iii) the robustness of the proxy vendor's policies and procedures for ensuring that its recommendations are based on current and accurate information; and (iv) any other appropriate considerations as to the nature and quality of the proxy vendor's services. In addition, Compliance conducts periodic reviews of ballots voted by the proxy vendor to ensure they are in line with proxy voting procedures.

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Appendix B — Proxy Voting Policies and Procedures

In cases where the Committee votes a proxy ballot it may conduct research internally and/or use the resources of an independent research consultant or use information from any of the following sources: legislative materials, studies of corporate governance and other proxy voting issues, reports by issuers' management on pending proxy votes, and/or published analyses of shareholder and management proposals. In all voting circumstances, two votes from voting members of the Committee or one voting member of the Committee and an internal legal counsel are required.

Los Angeles Capital's Operations Department handles the day-to-day administration of the proxy voting process.

IV. Proxy Voting Procedures

Glass Lewis provides for the timely execution of specified proxy votes on the Firm's behalf, which includes complete account set-up, vote execution, reporting, recordkeeping, and compliance with ERISA.

Los Angeles Capital's responsibility for voting proxies is generally determined by the obligations set forth under each client's Investment Management Agreement, Limited Partnership Agreement, Prospectus, or other legal documentation governing the account. Voting ERISA client proxies is a fiduciary act of plan asset management that must be performed by the adviser unless the voting right is retained by a named fiduciary of the plan. If an advisory or sub-dvisory contract or similar document states that Los Angeles Capital does not have the authority to vote client proxies, then voting is the responsibility of some other named fiduciary.

While Los Angeles Capital will accept direction from clients on specific proxy issues for their account, the Firm reserves the right to maintain its standard position on all other client accounts for which the Firm has proxy authority.

A. Materiality

The Committee has designated certain materiality thresholds for situations in which the Committee may vote independently from Glass Lewis or may take separate actions in regard to securities lending limitations. Materiality thresholds are monitored daily and are escalated to the Committee for review.

B. Conflicts of Interest

Los Angeles Capital attempts to minimize the risks of conflicts and reviews the Conflict of Interest Statement prepared by Glass Lewis on an annual basis.

If Glass Lewis identifies a potential conflict of interest between it and a publicly held company, it will disclose the relationship in the relevant research report. If an unforeseen conflict requires specialized treatment, alternate measures may be taken, up to and including having Glass Lewis refrain from writing a Proxy Paper report on the company. In this scenario Glass Lewis would procure a substitute research report from an alternative qualified provider and the Committee may be required to research and vote the proxy.

If, during this process, the Committee identifies a potential material conflict of interest between Los Angeles Capital or an affiliated person of the Firm and the issuer whose ballot is being voted, the client will be notified. If no directive is issued by the client, the Committee will vote in such a way that, in the Committee's opinion, fairly addresses the conflict in the best interest of the client.

C. Disclosure

Los Angeles Capital will provide all clients with a copy of the Firm's current proxy policies and procedures upon request. In addition, clients may request, at any time, a copy of the Firm's voting records for their respective account(s) by making a formal request to Los Angeles Capital. Los Angeles Capital will make this information available to a client upon its request within a reasonable time. For further information, please contact a member of Operations at Los Angeles Capital at 310-479-998 or operations@lacapm.com.

Los Angeles Capital generally will not disclose how it intends to vote on behalf of a client account except as required by applicable law but may disclose such information to a client regarding their portfolio who itself may decide or may be required to make public such information. Los Angeles Capital will not disclose past votes or share amounts voted except (i) for a valid business purpose as determined in the discretion of the Chief Compliance Officer or Chief Legal Officer, (ii) to the respective client, or (iii) as required by law.

All proxy records pursuant to Section 204- of the Advisers Act are retained by either Glass Lewis or Los Angeles Capital. Glass Lewis retains (1) records of proxy statements received regarding client securities and (2) records of each vote cast. Los Angeles Capital retains (1) copies of its proxy policies, procedures, and Firm Guidelines; (2) copies of any document created by Los Angeles Capital that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; (3) each written client request for information on how the adviser voted proxies on behalf of the client; and (4) a copy of any written response by Los Angeles Capital to any (written or oral) client request for information on how the adviser voted proxies on behalf of the requesting client.

ERISA Accounts

Los Angeles Capital's maintains access to proxy voting records (both procedures and actions taken in individual situations) to enable the named fiduciary to determine whether Los Angeles Capital is fulfilling its obligations. Such records may be maintained via Glass Lewis' electronic system. Retention may include: (1) issuer name and meeting; (2) issues voted on and record of the vote; (3) number of shares eligible to be voted on the record date; (4) number of shares voted; and (5) where appropriate, cost-benefit analyses.

Duration

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Proxy voting books and records will be maintained in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such records. For the first two years, the records are fully accessible in Los Angeles Capital's office and electronically.

GREAT LAKES

Proxy Voting Policies and Procedures

1.1 Statement of Policy

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. The Firm generally retains proxy-voting authority with respect to securities purchased for its clients, unless otherwise agreed upon with the particular client. When the Firm retains the proxy voting authority, the Firm has a fiduciary duty to votes proxies in the best interest of its clients and in accordance with these policies and procedures (this “Proxy Voting Policy”). The Firm may decide to not vote proxies in proprietary pilot accounts.

In order to administer this Proxy Voting Policy the Firm has created a Proxy Committee comprised of senior personnel of the Firm, including portfolio management and Compliance departments.

1.2 Risks

In developing these policies and procedures, The Firm considered numerous risks associated with the proxy voting process. This analysis includes risks such as:

•
The Firm's proxy voting policies and procedures are not reasonably designed to ensure that proxies are voted in the best interests of the Firm's clients;

•
Proxies are not identified and processed in a timely manner;

•
Proxies are not voted in clients' best interests;

•
Conflicts of interest between the Firm and a client are not identified or resolved appropriately;

•
The Firm does not conduct an investigation reasonably designed to ensure that its voting determinations are not based on materially inaccurate or incomplete information;

•
Third-party proxy voting services retained by the Firm do not vote proxies according to the Firm's instructions and in clients' best interests;

•
The Firm does not conduct appropriate evaluation and oversight of the third-party proxy voting services retained by the Firm;

•
Proxy voting records, client requests for proxy voting information, and the Firm's responses to such requests, are not properly maintained;

•
The Firm lacks policies regarding clients' participation in class actions.

The Firm has established policies and procedures to mitigate these risks.

1.3 Use of Third-Party Proxy Voting Service

While the voting of proxies remains a fiduciary duty of the Firm, the Firm may contract with service providers to perform certain functions with respect to proxy voting, subject to the oversight by the Firm, as described in these procedures.

The Firm has entered into an agreement with Institutional Shareholder Services, Inc. (“ISS”) to provide the Firm with its analysis on proxies and to facilitate the electronic voting of proxies. The Firm has instructed ISS to execute all proxies in accordance with the applicable ISS guidelines, except with respect to Special Voting Issues (as defined below) or unless otherwise instructed by the Firm with respect to a particular vote. The Compliance Department manages the Firm's relationship with ISS.

Proxies relating to securities held in client accounts will be sent directly to ISS. If a proxy is received by the Firm and not sent directly to ISS, the Firm will promptly forward the proxy to ISS. Having ISS complete the actual voting of all proxies provides a central source for the Firm's proxy voting records.

1.4 Proxy Voting Guidelines

ISS' Standard Guidelines and U.S. Taft-Hartley Guidelines. Except as described below, the Firm will vote proxies for its clients, including the commingled funds managed by the Firm, through the use of ISS' services in accordance with applicable ISS guidelines. When voting in accordance with ISS guidelines, the Firm will generally apply the ISS' Standard Guidelines. For the Firm's Taft-Hartley clients, however, the Firm will vote proxies in accordance with ISS' U.S. Taft-Hartley Guidelines.

Special Voting Issues. ISS will notify the Firm of certain votes involving, without limitation, certain material mergers and acquisition transactions, reorganizations, capital structure changes, dissolutions, conversions or consolidations, dissident shareholders, contested director elections, and certain social and environmental proposals (“Special Voting Issues”). With respect to all proxies involving Special Voting Issues, a member of the Proxy Committee and the applicable portfolio manager will conduct a more detailed analysis of the issuer or the specific matter to be voted on and will determine whether the Firm will follow ISS recommendations or whether the Firm will make an independent determination on how to vote the proxy in accordance with the best interests of the clients. The Operations Department will send the Firm's decision on how to vote the proxy to ISS, which will vote the proxy.

Client-Directed Proxies. In the event that a client-directed proxy is in conflict with ISS Guidelines, the Firm will vote in accordance with the client's proxy guideline. ISS will execute the vote as directed by the Firm.

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Appendix B — Proxy Voting Policies and Procedures

ISS' Conflicts and Other Instances of Deviation from ISS Guidelines. In the event that (i) the Firm becomes aware of a conflict of interest between the Firm and ISS, (ii) ISS is unable to complete or provide its research and analysis regarding a security on a timely basis or (iii) the Firm determines that voting in accordance with ISS guidelines is not in the best interest of the client, the Firm will not vote in accordance with ISS guidelines. In such cases, the Firm will make an independent decision on how to vote, which may or may not be consistent with ISS guidelines. ISS will execute the vote as directed by the Firm.

Conflicts of the Firm. In seeking to avoid conflicts, the Firm will vote in accordance with applicable ISS guidelines (i) if an employee of the Firm or one of its affiliates is on the board of directors of a company held in client accounts or (ii) if a conflict of interest exists between the Firm and a client with respect to the issuer. In the event of a conflict of interest between the Firm and a client, the Firm's voting in accordance with ISS guidelines does not relieve the Firm of its fiduciary obligation to either vote in the client's best interest or to provide to the client a full and fair disclosure of the conflict and obtain the client's informed consent.

In the case of ERISA clients, if the investment management agreement reserves to the ERISA client the authority to vote proxies when the Firm determines it has a material conflict that affects its best judgment as an ERISA fiduciary, the Firm will give the ERISA client the opportunity to vote the proxies themselves. Absent the client reserving voting rights, the Firm will vote the proxies in accordance with this Proxy Voting Policy.

When the Firm votes proxies on behalf of the account of a corporation, or a pension plan sponsored by a corporation, in which the Firm's other clients also own stock, the Firm will vote the proxy for its other clients in accordance with applicable ISS guidelines and the proxy for the corporation or its pension plan's account as directed by the corporation.

1.5 Abstentions; Determination Not to Vote

The Firm may abstain from voting if the Firm determines that abstention is in the best interests of the client. In making this determination, the Firm will consider various factors, including but not limited to (i) the costs (e.g., translation or travel costs) associated with exercising the proxy and (ii) any legal restrictions on trading resulting from the exercise of the proxy.

Some clients of the Firm participate in securities lending. The Firm will not vote securities that are out on loan within a securities lending program.

1.6 Securities No Longer Owned

The Firm will not review the proxy votes for securities that are no longer owned by a client account at the time of the proxy meeting.

1.7 Proxy Voting Audit Procedures and Oversight of Third-Party Proxy Voting Service

When the Firm is voting in accordance with ISS guidelines, the Operations Department reviews the “pre-populated” votes on the ISS' electronic voting platform before ISS executes the vote. When voting on Special Voting Issues or in other instances of voting not in accordance with ISS guidelines, the Firm's Operations Department itself “pre-populates” votes on the ISS' electronic voting platform before ISS executes the vote.

Periodically, a random sample of the proxies voted by ISS will be audited to ensure ISS is voting in accordance with applicable ISS guidelines or consistent with the Firm's direction, as applicable. Starting in the Fall of 2019, a sample of votes on Special Voting Issues will also be reviewed to evaluate whether the Firm's voting determinations were consistent with this Proxy Voting Policy and in its clients' best interest.

Annually, the Proxy Committee will review ISS and its policies and methodologies. Starting in the Fall of 2019, this review will include, among others, the following topics and determinations:

•
that ISS has the capacity and competence to adequately analyze proxy issues, including the adequacy and quality of its staffing, personnel and /or technology and any material changes in the ISS staffing and technology since the last review;

•
whether ISS has an effective process for seeking timely input from issuers and its clients with respect to its proxy voting policies, methodologies and peer group constructions;

•
whether ISS engages with issuers, including its process for ensuring that it has complete and accurate information about the issuer and each particular matter, and ISS' process, if any, for investment advisers to access the issuers' views about ISS' voting recommendations;

•
whether the Firm has sufficient information on and understanding of ISS' methodologies and the factors underlying ISS' voting recommendations, including an understanding of how ISS obtains information relevant to its voting recommendations and how it engages with issuers and third parties;

•
whether ISS is independent and can make recommendations in an impartial manner in the best interests of the Firm's clients. This analysis will include a review of (i) any ISS actual or potential conflicts known to the Firm, (ii) ISS' policies and procedures on identifying, disclosing and addressing conflicts of interest, and (iii) whether ISS is disclosing its actual or potential conflicts to the Firm in a timely, transparent and accessible manner;

•
ISS' internal controls, including but not limited to a review of ISS' business continuity plan, methodologies with respect to implementing the Firm's voting instructions, proxy record keeping and internal and independent third-party audit certifications;

•
Any factual errors, potential incompleteness, or potential methodological weaknesses in the ISS' analysis known to the Firm and whether such errors, incompleteness or weaknesses materially affected ISS' recommendations. The Firm will also access ISS' process for disclosure to the Firm and efforts to correct any such identified errors, incompleteness or weaknesses.

Based on the Firm's assessment of ISS and its service levels, the Firm can make a determination to obtain information about and consider alternative service providers to ISS.

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1.8 Disclosure

The Firm will disclose in its Form ADV Part 2A that clients may contact the Firm in order to obtain information on how the Firm voted such client's proxies, and to request a copy of this Proxy Voting Policy. If a client requests this information, the Client Servicing and Operations Departments will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired: (i) the name of the issuer, (ii) the proposal voted upon and (iii) how the Firm voted the client's proxy.

A summary of this Proxy Voting Policy will be included in the Firm's Form ADV Part 2, which is delivered to all clients. The summary will be updated whenever this Proxy Voting Policy is updated.

As a matter of policy, the Firm does not disclose how it expects to vote on upcoming proxies. Additionally, the Firm does not disclose the way it voted proxies to unaffiliated third parties without a legitimate need to know such information.

1.9 Proxy Voting Record Keeping

The Firm will maintain a record of items 1-3 below in its files. In accordance with its services contract with the Firm, ISS will maintain a record of items 4 and 5 below in its files.

1. Copies of this Proxy Voting Policy, and any amendments thereto;

2. A copy of any document the Firm created that was material to making a decision on how to vote proxies, or that memorializes that decision. For votes that are inconsistent with ISS' guidelines, the Firm must document the rationale for its vote;

3. A copy of each written client request for information on how the Firm voted such client's proxies, and a copy of any written response to such request;

4. A copy of each proxy statement that the Firm or ISS receives regarding client securities; and

5. A record of each vote that the Firm casts.

1.10 Class Actions

The Firm does not direct clients' participation in class actions, as disclosed in Part 2 of Form ADV. The Compliance Department will determine whether to return any documentation inadvertently received by the Firm regarding clients' participation in class actions to the sender, or to forward such information to the appropriate clients.

1.11 Annual Policy Review

The Proxy Committee will review, no less frequently than annually, the adequacy of this Proxy Voting Policy and the effectiveness of its implementation and determine whether the Policy is reasonably designed to ensure that the Firm casts proxy votes on behalf of its clients in the best interests of such clients.

MFS

PROXY VOTING POLICIES AND PROCEDURES

January 1, 2023

At MFS Investment Management, our core purpose is to create value responsibly. In serving the long-term economic interests of our clients, we rely on deep fundamental research, risk awareness, engagement, and effective stewardship to generate long-term risk-adjusted returns for our clients. A core component of this approach is our proxy voting activity. We believe that robust ownership practices can help protect and enhance long-term shareholder value. Such ownership practices include diligently exercising our voting rights as well as engaging with our issuers on a variety of proxy voting topics. We recognize that environmental, social and governance (“ESG”) issues may impact the long-term value of an investment, and, therefore, we consider ESG issues in light of our fiduciary obligation to vote proxies in what we believe to be in the best long- term economic interest of our clients.

MFS Investment Management and its subsidiaries that perform discretionary investment activities (collectively, “MFS”) have adopted proxy voting policies and procedures (“MFS Proxy Voting Policies and Procedures”) with respect to securities owned by the clients for which MFS serves as investment adviser and has been delegated the power to vote proxies on behalf of such clients. These clients include pooled investment vehicles sponsored by MFS (an “MFS Fund” or collectively, the “MFS Funds”).

Our approach to proxy voting is guided by the overall principle that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of our clients, and not in the interests of any other party, including company management, or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares and institutional client relationships. The Proxy Voting Policies and Procedures include voting guidelines that govern how MFS generally will vote on specific matters as well as how we monitor potential material conflicts of interest on the part of MFS that could arise in connection with the voting of proxies on behalf of MFS' clients. The following is a summary of MFS' Proxy Voting Policies and Procedures and does not contain these voting guidelines. The MFS Proxy Voting Policies and Procedures (which includes the proxy voting guidelines) are available on www.mfs.com.

Our approach to proxy voting is guided by the following additional principles:

1. Consistency in application of the policy across multiple client portfolios: While MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client portfolios, MFS may vote differently on the matter for different client portfolios under certain circumstances.

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Appendix B — Proxy Voting Policies and Procedures

For example, we may vote differently for a client portfolio if we have received explicit voting instructions to vote differently from such client for its own account. Likewise, MFS may vote differently if the portfolio management team responsible for a particular client account believes that a different voting instruction is in the best long-term economic interest of such account.

2. Consistency in application of policy across shareholder meetings in most instances: As a general matter, MFS seeks to vote consistently on similar proxy proposals across all shareholder meetings. However, as many proxy proposals (e.g., mergers, acquisitions, and environmental, social and governance shareholder proposals) are analyzed on a case-by- case basis in light of all the relevant facts and circumstances of the issuer and proposal MFS may vote similar proposals differently at different shareholder meetings. In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients.

3. Consideration of company specific context and informed by engagement: As noted above MFS will seek to consider a company's specific context in determining its voting decision. Where there are significant, complex or unusual voting items we may seek to engage with a company before making the vote to further inform our decision. Where sufficient progress has not been made on a particular issue of engagement, MFS may determine a vote against management may be warranted to reflect our concerns and influence for change in the best long-term economic interests of our clients.

4. Clear decisions to best support issuer processes and decision making: To best support improved issuer decision making we strive to generally provide clear decisions by voting either For or Against each item. We may however vote to Abstain in certain situations if we believe a vote either For or Against may produce a result not in the best long-term economic interests of our clients.

5. Transparency in approach and implementation: In addition to the publication of the MFS Proxy Voting Policies and Procedures on our website, we are open to communicating our vote intention with companies, including ahead of the annual meeting. We may do this proactively where we wish to make our view or corresponding rationale clearly known to the company. Our voting data is reported to clients upon request and publicly on a quarterly and annual basis on our website (under Proxy Voting Records & Reports). For more information about reporting on our proxy voting activities, please refer to the “Reports” section below.

GOVERNANCE OF PROXY VOTING ACTIVITIES

From time to time, MFS may receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these MFS Proxy Voting Policies and Procedures and revises them as appropriate, in MFS' sole judgment.

1. MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment and Client Support Departments as well as members of the investment team. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

a. Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b. Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g., mergers and acquisitions);

c. Considers special proxy issues as they may arise from time to time; and

d. Determines engagement priorities and strategies with respect to MFS' proxy voting activities

The day-to-day application of the MFS Proxy Voting Policies and Procedures are conducted by the MFS stewardship team led by MFS' Director of Global Stewardship. The stewardship team are members of MFS' investment team.

2. Potential Conflicts of Interest

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS' clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see below) and shall ultimately vote the relevant ballot items in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS' clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all votes are cast in the best long-term economic interest of its clients.1 Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS' client activities. If an employee (including investment professionals) identifies an actual or potential conflict of interest with respect to any

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voting decision (including the ownership of securities in their individual portfolio), then that employee must recuse himself/herself from participating in the voting process. Any significant attempt by an employee of MFS or its subsidiaries to unduly influence MFS' voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

In cases where ballots are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates a potentially excessive executive compensation issue in relation to the election of directors or advisory pay or severance package vote, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g., mergers and acquisitions); (collectively, “Non-Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:

a. Compare the name of the issuer of such ballot or the name of the shareholder making such proposal against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Distributor and Client List”);

b. If the name of the issuer does not appear on the MFS Significant Distributor and Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c. If the name of the issuer appears on the MFS Significant Distributor and Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee (with the participation of MFS' Conflicts Officer) will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests; and

d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS' clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to MFS' Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Distributor and Client List, in consultation with MFS' distribution and institutional business units. The MFS Significant Distributor and Client List will be reviewed and updated periodically, as appropriate.

For instances where MFS is evaluating a director nominee who also serves as a director/trustee of the MFS Funds, then the MFS Proxy Voting Committee will adhere to the procedures described in section (c) above regardless of whether the portfolio company appears on our Significant Distributor and Client List. In doing so, the MFS Proxy Voting Committee will adhere to such procedures for all Non-Standard Votes at the company's shareholder meeting at which the director nominee is standing for election.

If an MFS client has the right to vote on a matter submitted to shareholders by Sun Life Financial, Inc. or any of its affiliates (collectively “Sun Life”), MFS will cast a vote on behalf of such MFS client as such client instructs or in the event that a client instruction is unavailable pursuant to the recommendations of Institutional Shareholder Services, Inc.'s (“ISS”) benchmark policy, or as required by law. Likewise, if an MFS client has the right to vote on a matter submitted to shareholders by a public company for which an MFS Fund director/trustee serves as an executive officer, MFS will cast a vote on behalf of such MFS client as such client instructs or in the event that client instruction is unavailable pursuant to the recommendations of ISS or as required by law.

Except as described in the MFS Fund's Prospectus, from time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund. If there are no other shareholders in the underlying fund, the top tier fund will vote in what MFS believes to be in the top tier fund's best long-term economic interest. If an MFS client has the right to vote on a matter submitted to shareholders by a pooled investment vehicle advised by MFS (excluding those vehicles for which MFS' role is primarily portfolio management and is overseen by another investment adviser), MFS will cast a vote on behalf of such MFS client in the same proportion as the other shareholders of the pooled investment vehicle.

3. Review of Policy

The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS' clients and the companies in which MFS' clients invest. The MFS Proxy Voting Policies and Procedures are reviewed by the Proxy Voting Committee annually. From time to time, MFS may receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these MFS Proxy Voting Policies and Procedures and revises them as appropriate, in MFS' sole judgment.

OTHER ADMINISTRATIVE MATTERS & USE OF PROXY ADVISORY FIRMS

1. Use of Proxy Advisory Firms

MFS, on behalf of itself and certain of its clients (including the MFS Funds) has entered into an agreement with an independent proxy administration firm pursuant to which the proxy administration firm performs various proxy vote related administrative services such as vote processing and recordkeeping functions. Except as noted below, the proxy administration firm for MFS and its clients, including the MFS Funds, is ISS. The proxy administration firm for MFS Development Funds, LLC is Glass, Lewis & Co., Inc. (“Glass Lewis”; Glass Lewis and ISS are each hereinafter referred to as the “Proxy Administrator”).

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Appendix B — Proxy Voting Policies and Procedures

The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are inputted into the Proxy Administrator's system by an MFS holdings data-feed. The Proxy Administrator then reconciles a list of all MFS accounts that hold shares of a company's stock and the number of shares held on the record date by these accounts with the Proxy Administrator's list of any upcoming shareholder's meeting of that company. If a proxy ballot has not been received, the Proxy Administrator and/or MFS may contact the client's custodian requesting the reason as to why a ballot has not been received. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders' meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.

MFS also receives research reports and vote recommendations from proxy advisory firms. These reports are only one input among many in our voting analysis, which includes other sources of information such as proxy materials, company engagement discussions, other third-party research and data. MFS has due diligence procedures in place to help ensure that the research we receive from our proxy advisory firms is materially accurate and that we address any material conflicts of interest involving these proxy advisory firms. This due diligence includes an analysis of the adequacy and quality of the advisory firm staff, its conflict of interest policies and procedures and independent audit reports. We also review the proxy policies, methodologies and peer-group-composition methodology of our proxy advisory firms at least annually. Additionally, we also receive reports from our proxy advisory firms regarding any violations or changes to conflict of interest procedures.

2. Analyzing and Voting Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by MFS. In these circumstances, if the Proxy Administrator, based on MFS' prior direction, expects to vote against management with respect to a proxy matter and MFS becomes aware that the issuer has filed or will file additional soliciting materials sufficiently in advance of the deadline for casting a vote at the meeting, MFS will consider such information when casting its vote. With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee or its representatives considers and votes on those proxy matters. In analyzing all proxy matters, MFS uses a variety of materials and information, including, but not limited to, the issuer's proxy statement and other proxy solicitation materials (including supplemental materials), our own internal research and research and recommendations provided by other third parties (including research of the Proxy Administrator). As described herein, MFS may also determine that it is beneficial in analyzing a proxy voting matter for members of the Proxy Voting Committee or its representatives to engage with the company on such matter. MFS also uses its own internal research, the research of Proxy Administrators and/or other third party research tools and vendors to identify (i) circumstances in which a board may have approved an executive compensation plan that is excessive or poorly aligned with the portfolio company's business or its shareholders, (ii) environmental, social and governance proposals that warrant further consideration, or (iii) circumstances in which a company is not in compliance with local governance or compensation best practices. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

For certain types of votes (e.g. mergers and acquisitions, proxy contests and capitalization matters), MFS' stewardship team will seek a recommendation from the MFS investment analyst that is responsible for analyzing the company and/or portfolio managers that holds the security in their portfolio.3 For certain other votes that require a case-by-case analysis per these policies (e.g., potentially excessive executive compensation issues, or certain shareholder proposals), the stewardship team will likewise consult with MFS investment analysts and/or portfolio managers.2 However, the MFS Proxy Voting Committee will ultimately be responsible for the manner in which all ballots are voted.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee and makes available on-line various other types of information so that the MFS Proxy Voting Committee or its representatives may review and monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.

For those markets that utilize a “record date” to determine which shareholders are eligible to vote, MFS generally will vote all eligible shares pursuant to these guidelines regardless of whether all (or a portion of) the shares held by our clients have been sold prior to the meeting date.

3. Securities Lending

From time to time, certain MFS Funds may participate in a securities lending program. In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting's record date so that MFS will be entitled to vote these shares. However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets on an automated basis. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non - U.S. security whereas MFS shares are on loan and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.

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4. Potential impediments to voting

In accordance with local law or business practices, some companies or custodians prevent the sale of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior or subsequent to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g., in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer's transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods or in markets where some custodians may block shares, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote that outweighs the disadvantage of being unable to sell the stock.

From time to time, governments may impose economic sanctions which may prohibit us from transacting business with certain companies or individuals. These sanctions may also prohibit the voting of proxies at certain companies or on certain individuals. In such instances, MFS will not vote at certain companies or on certain individuals if it determines that doing so is in violation of the sanctions.

In limited circumstances, other market specific impediments to voting shares may limit our ability to cast votes, including, but not limited to, late delivery of proxy materials, untimely vote cut-off dates, power of attorney and share re-registration requirements, or any other unusual voting requirements. In these limited instances, MFS votes securities on a best- efforts basis in the context of the guidelines described above.

ENGAGEMENT

As part of its approach to stewardship MFS engages with companies in which it invests on a range of priority issues. Where sufficient progress has not been made on a particular issue of engagement, MFS may determine a vote against management may be warranted to reflect our concerns and influence for change in the best long-term economic interests of our clients.

MFS may determine that it is appropriate and beneficial to engage in a dialogue or written communication with a company or other shareholders specifically regarding certain matters on the company's proxy statement that are of concern to shareholders, including environmental, social and governance matters. This may be to discuss and build our understanding of a certain proposal, or to provide further context to the company on our vote decision.

A company or shareholder may also seek to engage with members of the MFS Proxy Voting Committee or Stewardship Team in advance of the company's formal proxy solicitation to review issues more generally or gauge support for certain contemplated proposals. For further information on requesting engagement with MFS on proxy voting issues or information about MFS' engagement priorities, please contact dlstewardshipteam@mfs.com.

RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee and other MFS employees. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company's proxy issues, are retained as required by applicable law.

REPORTS

U.S. Registered MFS Funds

MFS publicly discloses the proxy voting records of the U.S. registered MFS Funds on a quarterly basis. MFS will also report the results of its voting to the Board of Trustees oF the U.S. registered MFS Funds. These reports will include: (i) a summary of how votes were cast (including advisory votes on pay and “golden parachutes”); (ii) a summary of votes against management's recommendation; (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; (v) a review of these policies and the guidelines; (vi) a review of our proxy engagement activity; (vii) a report and impact assessment of instances in which the recall of loaned securities of a U.S. issuer was unsuccessful; and (viii) as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees of the U.S. registered MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

Other MFS Clients

MFS may publicly disclose the proxy voting records of certain other clients (including certain MFS Funds) or the votes it casts with respect to certain matters as required by law. A report can also be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the

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Appendix B — Proxy Voting Policies and Procedures

proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.

Firm-wide Voting Records

MFS also publicly discloses its firm-wide proxy voting records on a quarterly basis.

Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with the company, MFS may disclose the vote it intends to cast in order to potentially effect positive change at a company in regards to environmental, social or governance issues.

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1 For clarification purposes, note that MFS votes in what we believe to be the best, long-term economic interest of our clients entitled to vote at the shareholder meeting, regardless of whether other MFS clients hold “short” positions in the same issuer or whether other MFS clients hold an interest in the company that is not entitled to vote at the shareholder meeting (e.g., bond holder).

2 From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst may not be available to provide a vote recommendation. If such a recommendation cannot be obtained within a reasonable time prior to the cut-off date of the shareholder meeting, the MFS Proxy Voting Committee may determine to abstain from voting.

Principal

PROXY VOTING POLICIES AND PROCEDURES

Introduction

Principal Global Investors1 (“PGI”) is an investment adviser registered with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Investment Advisers Act of 1940 (the “Advisers Act”). As a registered investment adviser, PGI has a fiduciary duty to act in the best interests of its clients. PGI recognizes that this duty requires it to vote client securities, for which it has voting power on the applicable record date, in a timely manner and make voting decisions that are in the best interests of its clients. This document, Principal Global Investors' Proxy Voting Policies and Procedures (the “Policy”) is intended to comply with the requirements of the Investment Advisers Act of 1940, the Investment Company Act of 1940 and the Employee Retirement Income Security Act of 1974 applicable to the voting of the proxies of both US and non-US issuers on behalf of PGI's clients who have delegated such authority and discretion.

Relationship between Investment Strategy, ESG and Proxy Voting

PGI has a fiduciary duty to make investment decisions that are in its clients' best interests by maximizing the value of their shares. Proxy voting is an important part of this process through which PGI can support strong corporate governance structures, shareholder rights and transparency. PGI also believes a company's positive environmental, social and governance (“ESG”) practices may influence the value of the company, leading to long-term shareholder value. PGI may take these factors into considerations when voting proxies in its effort to seek the best outcome for its clients. PGI believes that the integration of consideration of ESG practices in PGI's investment process helps identify sources of risk that could erode the long-term investment results it seeks on behalf of its clients. From time to time, PGI may work with various ESG-related organizations to engage issuers or advocate for greater levels of disclosure.

Roles and Responsibilities

Role of the Proxy Voting Committee

PGI's Proxy Voting Committee (the “Proxy Voting Committee”) shall (i) oversee the voting of proxies and the Proxy Advisory Firm, (ii) where necessary, make determinations as to how to instruct the vote on certain specific proxies, (iii) verify ongoing compliance with the Policy, (iv) review the business practices of the Proxy Advisory Firm and (v) evaluate, maintain, and review the Policy on an annual basis. The Proxy Voting Committee is comprised of representatives of each investment team and a representative from PGI Risk, Legal, Operations, and Compliance will be available to advise the Proxy Voting Committee but are non-voting members. The Proxy Voting Committee may designate one or more of its members to oversee specific, ongoing compliance with respect to the Policy and may designate personnel to instruct the vote on proxies on behalf the PGI's clients (collectively, “Authorized Persons”).

The Proxy Voting Committee shall meet at least four times per year, and as necessary to address special situations.

Role of Portfolio Management

While the Proxy Voting Committee establishes the Guidelines and Procedures, the Proxy Voting Committee does not direct votes for any client except in certain cases where a conflict of interest exists. Each investment team is responsible for determining how to vote proxies for those securities held in the portfolios their team manages. While investment teams generally vote consistently with the Guidelines, there may be instances where their vote deviates

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from the Guidelines. In those circumstances, the investment team will work within the Exception Process. In some instances, the same security may be held by more than one investment team. In these cases, PGI may vote differently on the same matter for different accounts as determined by each investment team.

Proxy Voting Guidelines

The Proxy Voting Committee, on an annual basis, or more frequently as needed, will direct each investment team to review draft proxy voting guidelines recommended by the Proxy Advisory Firm (“Draft Guidelines”). The Proxy Voting Committee will collect the reviews of the Draft Guidelines to determine whether any investment teams have positions on issues that deviate from the Draft Guidelines. Based on this review, PGI will adopt proxy voting guidelines. Where an investment team has a position which deviates from the Draft Guidelines, an alternative set of guidelines for that investment team may be created. Collectively, these guidelines will constitute PGI's current Proxy Voting Guidelines and may change from time to time (the “Guidelines”). The Proxy Voting Committee has the obligation to determine that, in general, voting proxies pursuant to the Guidelines is in the best interests of clients. Exhibit A to the Policy sets forth the current Guidelines.

There may be instances where proxy votes will not be in accordance with the Guidelines. Clients may instruct PGI to utilize a different set of guidelines, request specific deviations, or directly assume responsibility for the voting of proxies. In addition, PGI may deviate from the Guidelines on an exception basis if the investment team or PGI has determined that it is the best interest of clients in a particular strategy to do so, or where the Guidelines do not direct a particular response and instead list relevant factors. Any such a deviation will comply with the Exception Process which shall include a written record setting out the rationale for the deviation.

The subject of the proxy vote may not be covered in the Guidelines. In situations where the Guidelines do not provide a position, PGI will consider the relevant facts and circumstances of a particular vote and then vote in a manner PGI believes to be in the clients' bests interests. In such circumstance, the analysis will be documented in writing and periodically presented to the Proxy Voting Committee. To the extent that the Guidelines do not cover potential voting issues, PGI may consider the spirit of the Guidelines and instruct the vote on such issues in a manner that PGI believes would be in the best interests of the client.

Use of Proxy Advisory Firms

PGI has retained one or more third-party proxy service provider(s) (the “Proxy Advisory Firm”) to provide recommendations for proxy voting guidelines, information on shareholder meeting dates and proxy materials, translate proxy materials printed in a foreign language, provide research on proxy proposals, operationally process votes in accordance with the Guidelines on behalf of the clients for whom PGI has proxy voting responsibility, and provide reports concerning the proxies voted (“Proxy Voting Services”). Although PGI has retained the Proxy Advisory Firm for Proxy Voting Services, PGI remains responsible for proxy voting decisions. PGI has designed the Policy to oversee and evaluate the Proxy Advisory Firm, including with respect to the matters described below, to support the PGI's voting in accordance with this Policy.

Oversight of Proxy Advisory Firms

Prior to the selection of any new Proxy Advisory Firm and annually thereafter or more frequently if deemed necessary by PGI, the Proxy Voting Committee will consider whether the Proxy Advisory Firm: (a) has the capacity and competency to adequately analyze proxy issues and provide the Proxy Voting Services the Proxy Advisory Firm has been engaged to provide and (b) can make its recommendations in an impartial manner, in consideration of the best interests of PGI's clients, and consistent with the PGI's voting policies. Such considerations may include, depending on the Proxy Voting Services provided, the following: (i) periodic sampling of votes pre-populated by the Proxy Advisory Firm's systems as well as votes cast by the Proxy Advisory Firm to review that the Guidelines adopted by PGI are being followed; (ii) onsite visits to the Proxy Advisory Firm office and/or discussions with the Proxy Advisory Firm to determine whether the Proxy Advisory Firm continues to have the capacity and competency to carry out its proxy obligations to PGI; (iii) a review of those aspects of the Proxy Advisory Firm's policies, procedures, and methodologies for formulating voting recommendations that PGI consider material to Proxy Voting Services provided to PGI, including factors considered, with a particular focus on those relating to identifying, addressing and disclosing potential conflicts of interest (including potential conflicts related to the provision of Proxy Voting Services, activities other than Proxy Voting Services, and those presented by affiliation such as a controlling shareholder of the Proxy Advisory Firm) and monitoring that materially current, accurate, and complete information is used in creating recommendations and research; (iv) requiring the Proxy Advisory Firm to notify PGI if there is a substantive change in the Proxy Advisory Firm's policies and procedures or otherwise to business practices, including with respect to conflicts, information gathering and creating voting recommendations and research, and reviewing any such change(s); (v) a review of how and when the Proxy Advisory Firm engages with, and receives and incorporates input from, issuers, the Proxy Advisory Firm's clients and other third-party information sources; (vi) assessing how the Proxy Advisory Firm considers factors unique to a specific issuer or proposal when evaluating a matter subject to a shareholder vote; (vii) in case of an error made by the Proxy Advisory Firm, discussing the error with the Proxy Advisory Firm and determining whether appropriate corrective and preventive action is being taken; and (viii) assessing whether the Proxy Advisory Firm appropriately updates its methodologies, guidelines, and voting recommendations on an ongoing basis and incorporates input from issuers and Proxy Advisory Firm clients in the update process. In evaluating the Proxy Advisory Firm, PGI may also consider the adequacy and quality of the Proxy Advisory Firm's staffing, personnel, and/or technology.

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Appendix B — Proxy Voting Policies and Procedures

Procedures for Voting Proxies

To increase the efficiency of the voting process, PGI utilizes the Proxy Advisory Firm to act as its voting agent for its clients' holdings. Issuers initially send proxy information to the clients' custodians. PGI instructs these custodians to direct proxy related materials to the Proxy Advisory Firm. The Proxy Advisory Firm provides PGI with research related to each resolution.

PGI analyzes relevant proxy materials on behalf of their clients and seek to instruct the vote (or refrain from voting) proxies in accordance with the Guidelines. A client may direct PGI to vote for such client's account differently than what would occur in applying the Policy and the Guidelines. PGI may also agree to follow a client's individualized proxy voting guidelines or otherwise agree with a client on particular voting considerations.

PGI seeks to vote (or refrain from voting) proxies for its clients in a manner that PGI determines is in the best interests of its clients, which may include both considering both the effect on the value of the client's investments and ESG factors. In some cases, PGI may determine that it is in the best interests of clients to refrain from exercising the clients' proxy voting rights. PGI may determine that voting is not in the best interests of a client and refrain from voting if the costs, including the opportunity costs, of voting would, in the view of PGI, exceed the expected benefits of voting to the client.

Procedures for Proxy Issues within the Guidelines

Where the Guidelines address the proxy matter being voted on, the Proxy Advisor Firm will generally process all proxy votes in accordance with the Guidelines. The applicable investment team may provide instructions to vote contrary to the Guidelines in their discretion and with sufficient rationale documented in writing to seek to maximize the value of the client's investments or is otherwise in the client's best interest. This rationale will be submitted to PGI Compliance to approve and once approved administered by PGI Operations. This process will follow the Exception Process. The Proxy Voting Committee will receive and review a quarterly report summarizing all proxy votes for securities for which PGI exercises voting authority. In certain cases, a client may have elected to have PGI administer a custom policy which is unique to the Client. If PGI is also responsible for the administration of such a policy, in general, except for the specific policy differences, the procedures documented here will also be applicable, excluding reporting and disclosure procedures.

Procedures for Proxy Issues Outside the Guidelines

To the extent that the Guidelines do not cover potential voting issues, the Proxy Advisory Firm will seek direction from PGI. PGI may consider the spirit of the Guidelines and instruct the vote on such issues in a manner that PGI believes would be in the best interests of the client. Although this not an exception to the Guidelines, this process will also follow the Exception Process. The Proxy Voting Committee will receive and review a quarterly report summarizing all proxy votes for securities for which PGI exercises voting discretion, which shall include instances where issues fall outside the Guidelines.

Securities Lending

Some clients may have entered into securities lending arrangements with agent lenders to generate additional revenue. If a client participates in such lending, the client will need to inform PGI as part of their contract with PGI if they require PGI to take actions in regard to voting securities that have been lent. If not commemorated in such agreement, PGI will not recall securities and as such, they will not have an obligation to direct the proxy voting of lent securities.

In the case of lending, PGI maintains one share for each company security out on loan by the client. PGI will vote the remaining share in these circumstances.

In cases where PGI does not receive a solicitation or enough information within a sufficient time (as reasonably determined by PGI) prior to the proxy-voting deadline, PGI or the Proxy Advisory Firm may be unable to vote.

Regional Variances in Proxy Voting

PGI utilizes the Policy and Guidelines for both US and non-US clients, and there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, it is usually relatively easy to vote proxies, as the proxies are typically received automatically and may be voted by mail or electronically. In most cases, the officers of a U.S. company soliciting a proxy act as proxies for the company's shareholders.

With respect to non-U.S. companies, we make reasonable efforts to vote most proxies and follow a similar process to those in the U.S. However, in some cases it may be both difficult and costly to vote proxies due to local regulations, customs or other requirements or restrictions, and such circumstances and expected costs may outweigh any anticipated economic benefit of voting. The major difficulties and costs may include: (i) appointing a proxy; (ii) obtaining reliable information about the time and location of a meeting; (iii) obtaining relevant information about voting procedures for foreign shareholders; (iv) restrictions on trading securities that are subject to proxy votes (share-blocking periods); (v) arranging for a proxy to vote locally in person; (vi) fees charged by custody banks for providing certain services with regard to voting proxies; and (vii) foregone income from securities lending programs. In certain instances, it may be determined by PGI that the anticipated economic benefit outweighs the expected cost of voting. PGI intends to make their determination on whether to vote proxies of non-U.S. companies on a case-by-case basis. In doing so, PGI shall evaluate market requirements and impediments, including the difficulties set forth above, for voting proxies of companies in each country. PGI periodically reviews voting logistics, including costs and other voting difficulties, on a client by client and country by country basis, in order to determine if there have been any material changes that would affect PGI's determinations and procedures.

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Conflicts of Interest

PGI recognizes that, from time to time, potential conflicts of interest may exist. In order to avoid any perceived or actual conflict of interest, the procedures set forth below have been established for use when PGI encounters a potential conflict to ensure that PGI's voting decisions are based on maximizing shareholder value and are not the product of a conflict.

Addressing Conflicts of Interest - Exception Process

Prior to voting contrary to the Guidelines, the relevant investment team must complete and submit a report to PGI Compliance setting out the name of the security, the issue up for vote, a summary of the Guidelines' recommendation, the vote changes requested and the rational for voting against the Guidelines' recommendation. The member of the investment team requesting the exception must attest to compliance with Principal's Code of Conduct and the has an affirmative obligation to disclose any known personal or business relationship that could affect the voting of the applicable proxy. PGI Compliance will approve or deny the exception in consultation, if deemed necessary, with the Legal.

If PGI Compliance determines that there is no potential material conflict exists, the Guidelines may be overridden. If PGI Compliance determines that there exists or may exist a material conflict, it will refer the issue to the Proxy Voting Committee. The Proxy Voting Committee will consider the facts and circumstances of the pending proxy vote and the potential or actual material conflict and decide by a majority vote as to how to vote the proxy - i.e., whether to permit or deny the exception.

In considering the proxy vote and potential material conflict of interest, the Proxy Voting Committee may review the following factors:

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The percentage of outstanding securities of the issuer held on behalf of clients by PGI;

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The nature of the relationship of the issuer with the PGI, its affiliates or its executive officers;

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Whether there has been any attempt to directly or indirectly influence the investment team's decision;

•
Whether the direction of the proposed vote would appear to benefit PGI or a related party; and/or

•
Whether an objective decision to vote in a certain way will still create a strong appearance of a conflict.

In the event that the Proxy Advisor Firm itself has a conflict and thus is unable to provide a recommendation, the investment team may vote in accordance with the recommendation of another independent service provider, if available. If a recommendation from an independent service provider other than the Proxy Advisor Firm is not available, the investment team will follow the Exception Process. PGI Compliance will review the form and if it determines that there is no potential material conflict mandating a voting recommendation from the Proxy Voting Committee, the investment team may instruct the Proxy Advisory Firm to vote the proxy issue as it determines is in the best interest of clients. If PGI Compliance determines that there exists or may exist a material conflict, it will refer the issue to the Proxy Voting Committee for consideration as outlined above.

Availability of Proxy Voting Information and Recordkeeping

Disclosure

On a quarterly basis, PGI publicly discloses on our website https://www.principalglobal.com/eu/about-us/responsible-investing a voting report setting forth the manner in which votes were cast, including details related to (i) votes against management, and (ii) abstentions. Form more information, Clients may contact PGI for more information related to how PGI has voted with respect to securities held in the Client's account. On request, PGI will provide clients with a summary of PGI's proxy voting guidelines, process and policies and will inform the clients how they can obtain a copy of the complete Proxy Voting Policies and Procedures upon request. PGI will also include such information described in the preceding two sentences in Part 2A of its Form ADV.

Recordkeeping

PGI will keep records of the following items: (i) the Guidelines, (ii) the Proxy Voting Policies and Procedures; (iii) proxy statements received regarding client securities (unless such statements are available on the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iv) records of votes they cast on behalf of clients, which may be maintained by a Proxy Advisory Firm if it undertakes to provide copies of those records promptly upon request; (v) records of written client requests for proxy voting information and PGI's responses (whether a client's request was oral or in writing); (vi) any documents prepared by PGI that were material to making a decision how to vote, or that memorialized the basis for the decision; (vii) a record of any testing conducted on any Proxy Advisory Firm's votes; (viii) materials collected and reviewed by PGI as part of its due diligence of the Proxy Advisory Firm; (ix) a copy of each version of the Proxy Advisory Firm's policies and procedures provided to PGI; and (x) the minutes of the Proxy Voting Committee meetings. All of the records referenced above will be kept in an easily accessible place for at least the length of time required by local regulation and custom, and, if such local regulation requires that records are kept for less than six years from the end of the fiscal year during which the last entry was made on such record, we will follow the US rule of six years. If the local regulation requires that records are kept for more than six years, we will comply with the local regulation. We maintain the vast majority of these records electronically.

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1 These policies and procedures apply to Principal Global Investors, LLC, Principal Real Estate Investors, LLC, Principal Global Investors (Hong Kong) Limited and any affiliates which have entered into participating affiliate agreements with the aforementioned managers.

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Appendix B — Proxy Voting Policies and Procedures

PEREGRINE

Philosophy

Peregrine votes proxies for the sole benefit of the clients. Our objective is to protect the financial investment of the shareholder (or participant in a qualified employee benefit plan). Therefore, we review each proposal to determine its financial implications for shareholders.

Our purchase and retention of a stock inherently project confidence that management will operate the company in a manner consistent with earning a reasonable return. For example, we support management on routine, noneconomic proposals. However, we also exercise discretion in determining how we can best protect the financial investment of the shareholder while providing support to management in the operation of the business.

Policy

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The Board of Directors develops proxy policy and philosophy and approves proxy guidelines.

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The Portfolio Managers vote proxies in adherence to established policies and guidelines.

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Portfolio Managers document the rationale for their vote, either by referencing established guidelines or by a specific explanation.

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If a Portfolio Manager votes contrary to established guidelines, (i.e., votes contrary to the guidelines established within this document) they are required to receive prior approval from the CCO.

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Portfolio Managers must vote proxies for specific securities identically across accounts unless specific client instruction is accepted.

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Portfolio Managers should vote proxies related to common issues consistently unless circumstances are materially different. (See qualification above)

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Peregrine's internal voting position guidelines cover four types of proposals:

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routine management proposals;

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anti-takeover proposals;

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shareholder proposals; and

○
non-routine non-compensation proposals.

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The CCO reviews votes monthly and reports any non-compliance with this Proxy Manaul to the Board. The frequency of CCO review is subject to change based on issues and findings in the monthly reviews.

•
Peregrine employees that become aware of an actual or potential proxy voting conflict of interest must communicate the issue to the CCO, who will inform the Board. Any proxy vote that presents the potential for a material conflict of interest between clients, the firm, or its employees will vote in favor of clients who are not directly or indirectly involved in the conflict. Material conflicts of interest may develop in situations such as proxy votes for companies that are clients of Peregrine and proxy votes in which a particular client attempts to influence our votes. The Board reviews proxy votes with the potential for material conflicts of interest. The Board will ensure that such votes are consistent with our responsibility to vote stock held in our accounts for the sole and exclusive benefit of the beneficiaries. Proxy votes for companies that are also clients of Peregrine must be disclosed (subject to confidentiality issues) in our client proxy reports.

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Peregrine does not routinely recall securities on loan to vote proxies. Portfolio Managers may recall shares on loan if the vote may materially impact the potential return on the security.

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Despite best efforts to vote proxies promptly, there may be circumstances outside of Peregrine's control that interfere with our ability to do so. Examples include late notice of the vote; lack of timely confirmation by the custodian of shares available for vote; and delays in the recall of shares on loan.

Procedures

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Peregrine utilizes ISS Proxy Exchange, an online proxy voting system, for accounts we are authorized to vote. As new accounts are opened, Peregrine contacts the custodian to set up proxy ballot receipt and voting through ISS Proxy Exchange.

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The Proxy Coordinators maintain each meeting notification from Institutional Shareholding Services, Inc. (ISS) in ISS Proxy Exchange website. ISS provides a listing of the ballots received, number of shares held per client account (according to custodians) and proxy materials. The number of shares according to the Peregrine accounting system is automatically uploaded to ISS Proxy Exchange for reconciliation against the shares reported by the custodians. Discrepancies in shares are forwarded via the ISS service or reviewed by the Proxy Coordinator and researched with internal accounting and, if necessary, the custodian until resolved.

•
The Proxy Coordinator forwards the proxy documentation to the appropriate Portfolio Manager to vote.

Exception due to automatic voting standing instructions: The Board has approved automatic voting standing instructions for three proposals: A1, the election of directors, A2, the ratification and appointment of auditors, and A10, advisory vote on compensation/say on pay frequency. We cast a FOR vote for these three proposals unless the Portfolio Manager provides timely instructions to the contrary. Each style determines how they wish to vote the A10 issues. When a meeting includes only proposals A1, A2, and A10 the Proxy Coordinators send an e-mail to the Portfolio Manager and Compliance containing information about the meeting and its proposals. If the Portfolio Manager or Compliance do not respond to the contrary designation, the Proxy Coordinator votes the proposals according to the standing instructions.

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Meeting information, records of votes, and supporting rationales are available through the ISS website for the current year and the previous five calendar years.

•
Peregrine prepares and distributes reports to clients every quarter (or client's desired frequency) summarizing the proxy voting activity. Votes against management and votes that are contrary to our proxy guidelines are footnoted and explained.

Routine Management Proposals

A. Consistent with our general philosophy of supporting management, we vote in support of management on the following routine management proposals:

A1. Election of directors and other officers of the corporation.

A2. Appointment of auditors.

A3. Amending the By-laws or Articles of Incorporation to conform with modern business practices, for simplification or to comply with applicable laws.

A4. Reduce supermajority vote requirement.

A5. Indemnification of officers, directors, employees and agents.

A6. Increasing/decreasing the number of shares outstanding for ordinary business purposes.

A7. Declaring stock splits and stock dividends.

A8. Authorizing a new class or series of securities for ordinary business purposes.

A9. Changing or fixing the number of directors.

A10. Advisory vote on compensation/say on pay frequency.

A11. Changing the date and/or location of annual meetings.

A12. Employment contracts between the company and its executives and remuneration for directors. (cash plan)

A13. Automatic dividend reinvestment plans.

A14. Changing the company name (without a re-organization).

A15. Qualified and non-qualified restricted stock option plans for employees and/or directors.

A16. Thrift and saving plans.

A17. Retirement plans, pension plans, profit sharing plans and employee stock ownership plans, creation of and amendments thereto.

Anti-takeover Proposals

B. Although we generally support management proposals, management initiatives that limit the price appreciation potential or the marketability of a stock may not be in the best interests of the shareholders. In these cases, our responsibility to vote the proxy in the best financial interest of the shareholders overrides our general desire to support management. We vote against the following management proposals when deemed to provide such a conflict:

B1. Board classification without cumulative voting.

B2. Elimination of shareholder action by written consent.

B3. Blank check preferred stock.

B4. Restricting removal of directors for cause only and only by a supermajority vote.

B5. Fair-price proposals combined with supermajority rules.

B6. Multiple anti-takeover proposals.

B7. Poison Pill proposals, includes action that is designed to reduce the value of a company to a potential acquirer such as the right to purchase shares of the acquirer at a discount, a sale of assets of a subsidiary to a third-party in the event of an acquisition, immediate vesting of pension rights, continuation of salaries for employees with a certain number of years of tenure, etc.

B8. Golden Parachutes, includes continuation of employee contracts with top executives, payment of a certain multiple of annual compensation, immediate vesting of incentive, stock, and merit programs, etc.

B9. Excessive requests for additional shares (currently authorized shares plus requested shares over four times the combination of outstanding shares and shares reserved for option programs) with no specific purpose.

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Appendix B — Proxy Voting Policies and Procedures

Shareholder Proposals

C. Consistent with our policy of supporting management, we generally vote against shareholder proposals opposed by management. Exceptions to this guideline must be considered to be in the best financial interests of the shareholder.

Non-Routine Non-Salary Compensation Proposals

D. Although we generally support management proposals, management initiatives that result in the transfer of equity ownership, that may prove highly dilutive to existing shareholders, or that materially reduce the shareholder's role in controlling non-salary compensation may not be in the best interests of shareholders. In these cases, our responsibility to vote the proxy in the best financial interests of the shareholders overrides our general desire to support management. We vote against the following management proposals for non-salary compensation plans when deemed to provide such a conflict:

D1. Plans which provide for exercise prices below 85% of market value at the time of grant.

D2. Plans which result in total dilution potential of over 10% (2% per year) for companies with moderate growth prospects and over 25% (5% per year) for companies with rapid growth prospects (20% or better annual growth).

D3. Plans that would (or delegate to the Board the authority to) reprice or replace underwater options.

D4. Plans which give the Board the authority to establish exercise prices without preset limits.

D5. Plans which provide for a laundry list of vehicles for grants including stock appreciation rights, restricted stock awards, and outright awards of stock and/or delegate broad authority to the Board to determine the size, nature, and conditions of the awards.

D6. Combinations of the initiatives above.

LSV

LSV's proxy voting responsibilities on behalf of a client's account are expressly stated in the applicable agreement with such client.

If LSV is responsible for voting proxies, the agreement with each client will typically state whether the votes will be cast in accordance with this proxy voting policy or in accordance with the client's proxy voting policy. In either case, LSV will make appropriate arrangements with each account custodian to have proxies forwarded, on a timely basis, and will endeavor to correct delays or other problems relating to timely delivery of proxies and proxy materials to the extent it is aware of such delays or problems. If the client elects to retain proxy voting responsibility LSV will have no involvement in the proxy voting process for that client.

To satisfy its fiduciary duty in making any voting determination, an investment adviser must make the determination in the best interests of the client and must not place the investment adviser's own interests ahead of the interests of the client. In addition, with respect to Employee Retirement Income Security Act of 1974 (“ERISA”) plan clients, LSV directs its voting activity solely in the interests of the participants and beneficiaries and for the exclusive purpose of providing benefits to participants and their beneficiaries and defraying reasonable expenses.

In general, LSV's quantitative investment process does not provide output or analysis that would be functional in analyzing proxy issues. As a result, LSV does not consider proxy voting to be a material factor in its investment strategy or results. LSV, therefore, has retained an expert independent third party to assist in proxy voting, currently Glass Lewis & Co. (“GLC”). LSV's selection of GLC was made after careful consideration of GLC's proxy voting services, including related voting policies and expertise. GLC implements LSV's proxy voting process, develops proxy voting guidelines and provides analysis of proxy issues on a case-by-case basis. Where LSV has been responsible for voting proxies for a client, LSV typically votes in accordance with GLC's standard guidelines, as updated from time to time, which can be found at https://www.glasslewis.com/guidelines. For new clients who wish to make LSV responsible for voting proxies, LSV intends to vote in accordance with GLC's climate guidelines, as updated from time to time, which are described by GLC at

https://www.glasslewis.com/climate-policy, and which may be obtained from LSV and applied to existing clients' accounts upon request. LSV describes available GLC guidelines to clients on at least an annual basis. Those guidelines generally are aligned with LSV's investment goals and LSV's use of GLC, therefore, is not a delegation of LSV's fiduciary obligation to vote proxies for clients. GLC's guidelines have been developed based on, among other things, GLC's focus on facilitating shareholder voting in favor of governance structures that drive performance and create shareholder value. LSV believes that GLC's guidelines are reasonably designed to ensure that proxies are voted in the best interests of LSV's clients. Although it is expected to be rare, LSV reserves the right to vote issues contrary to, or issues not covered by, GLC's guidelines when LSV believes it is in the best interests of the client and LSV does not have a material conflict of interest. In certain circumstances, clients are permitted to direct their vote in a particular solicitation. Direction from a client on a particular proxy vote will take precedence over GLC's guidelines. Where the client has engaged LSV to vote proxies and has also provided voting guidelines to LSV, those guidelines will be followed with the assistance of GLC.

GLC assists LSV with voting execution, including through an electronic vote management system that allows GLC to: (1) populate each client's votes shown on GLC's electronic voting platform with GLC's recommendations under applicable guidelines (“pre-population”); and (2) automatically submit the client's votes to be counted (“automated voting”). There will likely be circumstances where, before the submission deadline for proxies to be voted at the shareholder meeting, an issuer intends to file or has filed additional soliciting materials with the SEC regarding a matter to be voted upon. It is possible in such circumstances that LSV's use of pre-population and automated voting could result in votes being cast that do not take into account such additional information. In order to address this concern, GLC actively monitors information sources for supplemental or updated information and has in place a system

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to allow for issuer feedback on its voting recommendations. Such updated information and feedback is considered by GLC and voting recommendations are modified as appropriate. LSV's pre-populated votes would then also be automatically updated. GLC's processes in this area are part of LSV's review of their services as described below.

LSV conducts a number of periodic reviews to seek to ensure votes are cast in accordance with this policy and applicable GLC guidelines. In addition, on a semi-annual basis, LSV requires GLC to, among other things, provide confirmations regarding its policies and procedures and reporting on any changes to such policies and procedures. As part of such semi-annual process, LSV also obtains information regarding the capacity and competency of GLC to provide proxy advisory services to LSV.

In the voting process, conflicts can arise between LSV's interests and that of its clients, or between clients' interests due to each client's objectives. In such situations, LSV will continue to vote the proxies in accordance with the recommendation of GLC based on each client's applicable guidelines. A written record will be maintained explaining the reasoning for the vote recommendation. LSV also monitors GLC's conflicts of interest policies and procedures on a periodic basis.

LSV may be unable or may choose not to vote proxies in certain situations. For example, and without limitation, LSV may refrain from voting a proxy if (i) the cost of voting the proxy exceeds the expected benefit to the client, (ii) LSV is not given enough time to process the vote, (iii) voting the proxy requires the security to be “blocked” or frozen from trading or (iv) it is otherwise impractical or impossible to vote the proxy, such as in the case of voting a foreign security that must be cast in person.

Clients may receive a copy of this proxy voting policy and LSV's voting record for their account by request. In addition, clients are sent a copy of their respective guidelines and a summary of other available options on an annual basis and may elect to change their guidelines at any time. LSV will additionally provide any mutual fund for which LSV acts as adviser or sub-adviser, a copy of LSV's voting record for the fund so that the fund may fulfill its obligation to report proxy votes to fund shareholders.

LSV may modify this policy and use of GLC from time to time.

Recordkeeping. LSV will retain:

1.	Copies of its proxy voting policies and procedures.
2.	A copy of each proxy statement received regarding client securities (maintained by the proxy voting service and/or available on EDGAR).
3.	A record of each vote cast on behalf of a client (maintained by the proxy voting service).
4.	A copy of any document created that was material to the voting decision or that memorializes the basis for that decision (maintained by the proxy voting service and/or LSV).
5.	A copy of clients' written requests for proxy voting information and a copy of LSV's written response to a client's request for proxy voting information for the client's account.
LSV will ensure that it may obtain access to the proxy voting service's records promptly upon LSV's request.

The above listed information is intended to, among other things, enable clients to review LSV's proxy voting procedures and actions taken in individual proxy voting situations.

LSV will maintain required materials in an easily accessible place for not less than five years from the end of the fiscal year during which the last entry took place.

Consideration of Environmental, Social and Governance Factors

LSV became a signatory to the Principles for Responsible Investment (“PRI”) in April 2014. GLC is also a signatory to the PRI. The PRI provides a framework, through its six principles, for consideration of environmental, social and governance (“ESG”) factors in portfolio management and investment decision-making. The six principles ask an investment manager, to the extent consistent with its fiduciary duties, to seek to: (1) incorporate ESG issues into investment analysis and decision-making processes; (2) be an active owner and incorporate ESG issues into its ownership policies and practices; (3) obtain appropriate disclosure on ESG issues by the entities in which it invests; (4) promote acceptance and implementation of the PRI principles within the investment industry; (5) work to enhance its effectiveness in implementing the PRI principles; and (6) report on its activities and progress toward implementing the PRI principles.

Voting in favor of effective disclosure and governance of ESG issues to drive performance and create shareholder value is incorporated into GLC's standard guidelines, as well as a supplement GLC maintains for shareholder initiatives. GLC's climate guidelines are substantially similar, but go further to encourage enhanced disclosure of climate-related governance measures, risk mitigation, and metrics or targets. In each case, GLC's guidelines emphasize assessing the financial implications of ESG issues in context of a company's operations. Thus, by utilizing these GLC guidelines, LSV seeks to apply the PRI and incorporate ESG issues into its proxy voting decision-making processes in a manner consistent with its fiduciary duties. Further, LSV is able to offer to interested clients upon request, GLC's ESG-focused guidelines that include an additional level of analysis intended to encourage outcomes that are consistent with widely-accepted enhanced ESG practices.

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Appendix B — Proxy Voting Policies and Procedures

CARDINAL CAPITAL MANAGEMENT, L.L.C.

Proxy Voting

I. Policy

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When Cardinal

Capital has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients in accordance with these policies and procedures and in compliance with Rule 206(4)-6.

II. Proxy Voting Procedures

(a) All proxies received by Cardinal Capital will be sent to the CCO or his or her delegatee. The CCO or Compliance delegatee will:

(1) Keep a record of each proxy received;

(2) Forward the proxy to the appropriate investment team member with primary responsibility for company.

(3) Determine which accounts managed by Cardinal Capital hold the security to which the proxy relates;

(4) Provide the investment team member with a list of accounts that hold the security, together with the number of votes each account controls (reconciling any duplications), and the date by which Cardinal Capital must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.

(5) Absent material conflicts (see Section IV), the investment team member will determine how Cardinal Capital should vote the proxy. The investment team member will send its decision on how Cardinal Capital will vote a proxy to the CCO or delegatee. The CCO or delegatee is responsible for casting Cardinal's votes in a timely and appropriate manner.

(6) Cardinal Capital may retain a third party to assist it in coordinating and voting proxies with respect to client securities. If so, the CCO shall monitor the third party to assure that all proxies are being properly voted and appropriate records are being retained.

III. Voting Guidelines

Cardinal Capital believes that voting proxies in accordance with the following guidelines is in the best interests of its clients.

Generally, Cardinal Capital will vote in favor of routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated), selection of auditors, and increases in or reclassification of common stock.

Generally, Cardinal Capital will vote against proposals that make it more difficult to replace members of the issuer's board of directors, including proposals to stagger the board, cause management to be overrepresented on the board, introduce cumulative voting, introduce unequal voting rights, and create supermajority voting.

For other proposals, Cardinal Capital shall determine whether a proposal is in the best interests of its clients and may take into account the following factors, among others:

(1) Whether the proposal was recommended by management and Cardinal Capital's opinion of management;

(2) Whether the proposal acts to entrench existing management; and

(3) Whether the proposal fairly compensates management for past and future performance.

Cardinal may receive occasional item specific voting guidelines from a client, which may result in different voting results for proxies for the same issuer.

IV. Conflicts of Interest

(1) The CCO or their delegatee will identify any conflicts that exist between the interests of Cardinal Capital and its clients. This examination will include a review of the relationship of Cardinal Capital and its affiliates with the issuer of each security and any of the issuer's affiliates to determine if the issuer is a client of Cardinal Capital or an affiliate of Cardinal Capital or has some other relationship with Cardinal Capital or a client of Cardinal Capital.

(2) If a material conflict exists, the Adviser will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the client. Cardinal Capital will also determine whether it is appropriate to disclose the conflict to the affected clients and, except in the case of clients that are subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), give the clients the opportunity to vote their proxies themselves. In the case of ERISA clients, if the Investment Management Agreement reserves to the ERISA client the authority to vote proxies when Cardinal Capital determines it has a material conflict that affects its best judgment as an ERISA fiduciary, Cardinal Capital will give the ERISA client the opportunity to vote the proxies themselves, or special ERISA proxy voting procedures must provide for a pre-determined voting policy that eliminates the discretion of the Adviser when voting proxies if such a conflict exists.

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V. Disclosure

(a) Cardinal Capital will disclose in its Form ADV Part II that clients may contact the Compliance Officer, via e-mail or telephone at compliance@cardcap.com in order to obtain information on how Cardinal Capital voted such client's proxies, and to request a copy of these policies and procedures. If a client requests this information, the Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer; (2) the proposal voted upon and (3) how Cardinal Capital voted the client's proxy.

(b) A concise summary of these Proxy Voting Policies and Procedures will be included in Cardinal Capital's Form ADV Part II, and will be updated whenever these policies and procedures are updated. The Compliance Officer or their delegatee will arrange for a copy of this summary to be sent to all existing clients (who will already have been sent Cardinal Capital's Form ADV Part II, which is required to be offered to clients annually) either as a separate mailing or along with a periodic account statement or other correspondence sent to clients.

VI. Recordkeeping

The Compliance Officer or their delegatee will maintain files relating to Cardinal Capital's proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of Cardinal Capital. Records of the following will be included in the files:

(a) Copies of these proxy voting policies and procedures, and any amendments thereto.

(b) A copy of each proxy statement that Cardinal Capital receives, provided however that Cardinal Capital may rely on obtaining a copy of proxy statements from the SEC's EDGAR system for those proxy statements that are so available.

(c) A record of each vote that Cardinal Capital casts.

(d) A copy of any document Cardinal Capital created that was material to making a decision how to vote proxies, or that memorializes that decision.

(e) A copy of each written client request for information on how Cardinal Capital voted such client's proxies, and a copy of any written response to any (written or oral) client request for information on how Cardinal Capital voted its proxies.

BAILLIE GIFFORD

Baillie Gifford has a Proxy Voting Policy which is to take an active approach to share ownership rights and responsibilities on behalf of our clients. We aim to interpret guidelines flexibly in the light of local market regulation and practice, as well as individual company factors. Our philosophy underpinning our approach to share voting is to ensure that our voting decision is in the best interests of clients. Voting decisions are made by the Governance and ESG Team in collaboration with the investment managers.

We vote all of our clients' shares globally and vote against proposals where we feel that these are not in our clients' interests. Where a stock is listed in a “blocking market” (where trading restrictions apply if we vote), we will only vote our clients' shares on issues which could have a material impact on shareholder value. When we do not vote in line with management's recommendation, we endeavor to discuss our concerns with the company prior to submitting our vote.

ACADIAN

Policy

Acadian has adopted a proxy voting policy reasonably designed to ensure that it votes proxies in the best interest of clients. Acadian utilizes the services of Institutional Shareholder Services (“ISS”), an unaffiliated proxy firm, to help manage the proxy voting process and to research and vote proxies on behalf of Acadian's clients who have instructed Acadian to vote proxies on their behalf. Unless a client provides a client-specific voting criteria to be followed when voting proxies on behalf of holdings in their portfolio, each vote is made according to predetermined guidelines agreed to between the proxy service firm and Acadian. Acadian believes that utilizing this proxy service firm helps Acadian vote in the best interest of clients and insulates Acadian's voting decisions from any potential conflicts of interest.

When voting proxies on behalf of our clients, Acadian assumes a fiduciary responsibility to vote in our clients' best interests. In addition, with respect to benefit plans under the Employee Retirement Income Securities Act (ERISA), Acadian acknowledges its responsibility as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries. So that it may fulfill these fiduciary responsibilities to clients, Acadian has adopted and implemented these written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of clients.

Procedures

Proxy Voting Guidelines

Acadian acknowledges it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies when instructed by the client to do so. To assist in this effort, Acadian has retained ISS to research and vote its proxies. ISS provides proxy-voting analysis and votes proxies in accordance with predetermined guidelines. Relying on ISS to vote proxies is intended to help ensure that Acadian votes in the best interest of its clients and insulates

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Appendix B — Proxy Voting Policies and Procedures

Acadian's voting decisions from any potential conflicts of interest. Acadian will also accept specific written proxy voting instructions from a client and communicate those instructions to ISS to implement when voting proxies involving that client's portfolio.

In specific instances where ISS will not vote a proxy, will not provide a voting recommendation, or other instances where there is an unusual cost or requirement related to a proxy vote, Acadian's Proxy Coordinator will conduct an analysis to determine whether the costs related to the vote outweigh the potential benefit to our client. If we determine, in our discretion, that it is in the best of interest of our client not to participate in the vote Acadian will not participate in the vote on behalf of our client. If we determine that a vote would be in the best interest of our client, the Proxy Coordinator will seek a voting recommendation from an authorized member of our investment team and ensure the vote is cast as they instruct.

Unless contrary instructions are received from a client, Acadian has instructed ISS to not vote proxies in so-called “share blocking” markets. Share-blocking markets are markets where proxy voters have their securities blocked from trading during the period of the annual meeting. The period of blocking typically lasts from a few days to two weeks. During the period, any portfolio holdings in these markets cannot be sold without a formal recall. The recall process can take time, and in some cases, cannot be accomplished at all. This makes a client's portfolio vulnerable to a scenario where a stock is dropping in attractiveness but cannot be sold because it has been blocked. Shareholders who do not vote are not subject to the blocking procedure.

Acadian also reserves the right to override ISS vote recommendations under certain circumstances. Acadian will only do so if they believe that voting contrary to the ISS recommendation is in the best interest of clients. All overrides will be approved by an Officer of Acadian and will be documented with the reasons for voting against the ISS recommendation.

Conflicts of Interest

Occasions may arise during the voting process in which the best interest of clients conflicts with Acadian's interests. In these situations ISS will continue to follow the same predetermined guidelines as formally agreed upon between Acadian and ISS before such conflict of interest existed. Conflicts of interest generally include (i) business relationships where Acadian has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies, or (ii) personal or family relationships whereby an employee of Acadian has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company. A conflict could also exist if a substantial business relationship exists with a proponent or opponent of a particular initiative.

If Acadian learns that a conflict of interest exists, its Proxy Coordinator will prepare a report for review with a compliance officer, and senior management if needed, that identifies (i) the details of the conflict of interest, (ii) whether or not the conflict is material, and (iii) procedures to ensure that Acadian makes proxy voting decisions based on the best interests of clients. If Acadian determines that a material conflict exists, it will defer to ISS to vote the proxy in accordance with the predetermined voting policy.

Voting Policies

Acadian has adopted the proxy voting policies developed by ISS, summaries of which can be found at http://www.issgovernance.com/policy and which are deemed to be incorporated herein. The policies have been developed based on ISS' independent, objective analysis of leading corporate governance practices and their support of long-term shareholder value. Acadian may change its proxy voting policy from time to time without providing notice of changes to clients.

Voting Process

Acadian has appointed the Head of Operations to act as Proxy Coordinator. The Proxy Coordinator acts as coordinator with ISS including ensuring proxies Acadian is responsible to vote are forwarded to ISS, overseeing that ISS is voting assigned client accounts and maintaining appropriate authorization and voting records.

After ISS is notified by the custodian of a proxy that requires voting and/or after ISS cross references their database with a routine download of Acadian holdings and determines a proxy requires voting, ISS will review the proxy and make a voting proposal based on the recommendations provided by their research group. Any electronic proxy votes will be communicated to the proxy solicitor by ISS Global Proxy Distribution Service and Broadridge's Proxy Edge Distribution Service, while non-electronic ballots, or paper ballots, will be faxed, telephoned or sent via Internet. ISS assumes responsibility for the proxies to be transmitted for voting in a timely fashion and maintains a record of the vote, which is provided to Acadian on a monthly basis. Proxy voting records specific to a client's account are available to each client upon request.

Proxy Voting Record

Acadian's Proxy Coordinator will maintain a record containing the following information regarding the voting of proxies: (i) the name of the issuer, (ii) the exchange ticker symbol, (iii) the CUSIP number, (iv) the shareholder meeting date, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how Acadian/ ISS voted the proxy (for, against, abstained) and (viii) whether the proxy was voted for or against management.

Obtaining a Voting Proxy Report

Clients may request a copy of these policies and procedures and/or a report on how their individual securities were voted by contacting Acadian at 617-850-3500 or by email at compliance-reporting@acadian-asset.com.

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PIMCO

Policy

The proxy voting policy (“the Policy”) is intended to foster PIMCO's compliance with its fiduciary obligations and applicable law; the Policy applies to any voting or consent rights with respect to securities held in accounts over which PIMCO has discretionary voting authority.1

PIMCO will vote proxies2 in accordance with this Policy and the relevant procedures related to proxy voting for each of its clients unless expressly directed by a client in writing to refrain from voting that client's proxies. PIMCO's authority to vote proxies on behalf of its clients results from its advisory contracts, comparable documents or by an overall delegation of discretionary authority over its client's assets. PIMCO will adhere to its fiduciary obligations for any proxies it has the authority to vote on behalf of its clients.

A. General Policy Statement

The Policy is designed in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO's clients.

When considering client proxies, PIMCO may determine not to vote a proxy if it has a reasonable belief that: (1) the effect on the client's economic interests or the value of the portfolio holding is insignificant in relation to the client's account; (2) the cost of voting the proxy outweighs the possible benefit to the client, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio manager (“PM”) to effect trades in the related security; (3) not taking action or affirmatively filing an abstention is in the best interest of the client account; (4) voting is not in the best interest of the client; or (5) the Legal and Compliance department or the Conflicts Committee has determined that it is consistent with PIMCO's fiduciary obligations not to vote.

B. Conflicts of Interest

1. Identification of Conflicts of Interest

When acting on client proxies, potential conflicts of interest may appear to or can interfere with PIMCO's ability to evaluate proxies in accordance with PIMCO's fiduciary standard. Actual or potential conflicts of interest could arise in many ways when PIMCO votes client proxies, such as (i) if PIMCO has a material business relationship with the issuer to which the proxy relates; (ii) if a PM/Analyst responsible for voting a proxy has a material personal3 or business relationship with the issuer; (iii) if PIMCO clients have divergent interests in the proxy vote; and (iv) if the PM/Analyst voting a proxy becomes aware of a material business relationship between the issuer and a PIMCO Affiliate prior to voting.

Furthermore, an independent industry service provider (“ISP”) that PIMCO retains may have its own conflicts of interest in connection with the proxy research and voting recommendations it provides. Before voting a client proxy, each PM/Analyst will evaluate any conflicts of interest identified by the ISP and escalated to PIMCO. In each case, the determination will be made in the client's best interest and consistent with PIMCO's fiduciary duties.

Each PM/Analyst has a duty to disclose to the Legal and Compliance department any known potential or actual conflicts of interest relevant to a proxy vote prior to voting (whether the proxy will be voted by the ISP or PIMCO). If no potential or actual conflict of interest is identified by, or disclosed to, the Legal and Compliance department, the proxy may be voted by the responsible PM/Analyst in good faith and in the best interests of the client.

PIMCO seeks to prevent conflicts of interest from interfering with its voting of client proxies by identifying such conflicts and resolving them as described in this Policy.

2. Resolution of Potential/ Identified Conflicts of Interest

Equity Securities.4 PIMCO has retained an ISP5 to provide research and voting recommendations for proxies relating to Equity Securities in accordance with the ISP's guidelines. By following the guidelines of an independent third party, PIMCO seeks to mitigate potential conflicts of interest PIMCO may have with respect to proxies covered by the ISP.

PIMCO will follow the recommendations of the ISP unless: (i) the ISP does not provide a voting recommendation; or (ii) a PM/Analyst decides to override the ISP's voting recommendation. In each case as described above, the Legal and Compliance department will review the proxy to determine whether an actual or potential conflict of interest exists. When the ISP does not provide a voting recommendation, the relevant PM/Analyst will make a determination regarding how, or if, the proxy will be voted by completing required documentation.

Fixed Income Securities. Fixed income securities can be processed as proxy ballots or corporate action-consents at the discretion of the issuer/ custodian.

When processed as proxy voting ballots, the ISP generally does not provide a voting recommendation and their role is limited to election processing and recordkeeping. In such instances, any elections would follow the standard process discussed above for Equity Securities.

When processed as corporate action-consents, the Legal and Compliance department will review all election forms to determine whether an actual or potential conflict of interest exists with respect to the PM's consent election. PIMCO's Credit Research and Portfolio Management Groups are responsible for issuing recommendations on how to vote proxy ballots and corporate action-consents (collectively referred to herein as proxies) with respect to fixed income securities.

AI-901 7/23

Appendix B — Proxy Voting Policies and Procedures

Conflicting Client Interests. Where the conflict at issue has arisen because PIMCO clients have divergent interests (which may include, but are not limited to, divergent investment strategies or objectives), the applicable PM/Analyst may vote the proxy as follows:

•
If the conflict exists between the accounts of one or more PMs/Analysts on the one hand, and accounts of one or more different PMs/Analysts on the other, each PM/Analyst (if the conflict does not also exist among the PM's/Analyst's accounts) will vote on behalf of his or her accounts in such accounts' best interests.

•
If the conflict exists among the accounts of a PM/Analyst, the PM/Analyst shall vote the proxies in the best interest of each client and should be prepared to respond to inquiries regarding proxy decisions. Each PM/Analyst has the discretion to escalate questions regarding divergent interests to the head of the PM's desk, Operations or the Legal and Compliance department as necessary.

Affiliated Fund Considerations

PIMCO-Affiliated Fund Shares Covered by ISP. The ISP may make voting recommendations for proxies relating to PIMCO-affiliated fund shares in accordance with the ISP guidelines. PIMCO may determine to resolve a conflict of interest with respect to a PIMCO-managed separate account, fund or other collective investment vehicle holding such PIMCO-affiliated fund shares by following the recommendation of the ISP. When the ISP publishes a voting recommendation with respect to PIMCO-Affiliated Funds, PIMCO may elect to override the ISP when doing so is in the client's best interest and consistent with PIMCO's fiduciary duties.

PIMCO-Affiliated Fund Shares Not Covered by ISP. In certain circumstances, conflicts of interest with respect to the voting of proxies may also arise when PIMCO-managed separate accounts (including wrap program accounts advised or managed in whole or in part by PIMCO and other wrap program accounts for which PIMCO has proxy voting authority), funds or other collective investment vehicles are shareholders of PIMCO-affiliated funds that are the subject of proxies. PIMCO will vote client proxies relating to a PIMCO-affiliated fund in accordance with the offering or other disclosure documents or any applicable contract for the PIMCO-managed separate account, fund or other investment vehicle holding shares of the PIMCO-affiliated fund. Where such documents are silent on the issue, PIMCO will vote client proxies relating to a PIMCO-affiliated fund by “echoing” or “mirroring” the vote of the other shareholders in the underlying funds, or by applying other appropriate methods in the Policy.

3. Escalation of Conflicts of Interest

Direct Resolution by the Proxy Working Group. PIMCO may leverage a Working Group to assist in the evaluation and resolution of potential conflicts of interest. When a conflict is brought to the Working Group for resolution, the Working Group will seek to mitigate the actual or potential conflict in the best interest of clients. In considering the manner in which to mitigate a conflict of interest, the Working Group may take into account various factors, including:

•
The extent and nature of the actual or potential conflict of interest;

•
If the client is a fund, whether it has an independent body (such as a board of directors) that is willing to give direction to PIMCO;

•
The nature of the relationship of the issuer with the PM / Analyst or PIMCO (if any);

•
Whether there has been any attempt to directly or indirectly influence PIMCO's voting decision or actions; and

•
Whether the direction of the proposed vote would appear to benefit the PM/ Analyst (including any personal relationship), PIMCO, a related party or another PIMCO client.

The Working Group Protocol. To facilitate the efficient resolution of conflicts of interest, the Working Group may establish a protocol (the “Working Group Protocol”) that directs the methods of resolution for specific types of conflicts, provided that such methods are consistent with this Policy. Generally, once a protocol has been established for a certain type of conflict all conflicts of that type will be resolved pursuant to the protocol.

PIMCO Conflicts Committee. The Working Group in its discretion may escalate potential conflicts of interest to the firm wide Conflicts Committee for review on an as needed basis.

The Legal and Compliance department will record the manner in which each such conflict is resolved.

C. ISP Oversight

Consistent with its fiduciary obligations, PIMCO will perform periodic due diligence and oversight of ISP's engaged to provide PIMCO with proxy voting research and recommendations. PIMCO's due diligence and oversight process includes, but is not limited to, the evaluation of: the ISP's capacity and competency to provide proxy voting research and recommendations6, and the ISP's compliance program.

D. Delegation of Proxy Voting Authority

Sub-Adviser Engagement. As an investment manager, PIMCO may exercise its discretion to engage a Sub-Adviser to provide portfolio management services to certain PIMCO-affiliated Funds. Consistent with its management responsibilities, the Sub-Adviser will assume the authority for voting proxies on behalf of PIMCO for these funds. Sub-Advisers may utilize third parties to perform certain services related to their portfolio management responsibilities. As a fiduciary, PIMCO will maintain oversight of the investment management responsibilities (which may include proxy voting) performed by the Sub-Adviser and contracted third parties.

E. Reporting and Disclosure Requirements and the Availability of Proxy Voting Records7

AI-901 7/23

For each U.S. registered investment company (“fund”) that PIMCO sponsors and manages, PIMCO will ensure that the proxy voting record for the twelve-month period ending June 30 is properly reported on Form N-PX, which is filed with the SEC no later than August 31 of each year. PIMCO will also ensure that each fund states in its Statement of Additional Information (“SAI”) (or, with respect to Private Account Portfolio Series of PIMCO Funds (“PAPS Portfolios”), the Offering Memorandum Supplement) and its annual and semiannual report to shareholders that information concerning how the fund voted proxies relating to its portfolio securities for the most recent twelve-month period ending June 30 is available without charge through the fund's website and on the SEC's website. PIMCO's Funds Business Group is responsible for ensuring that this information is posted on each fund's website. PIMCO will ensure that proper disclosure is made in each fund's SAI (or, with respect to the PAPS Portfolios, the Offering Memorandum Supplement) and annual and semiannual reports describing (or, in the case of annual and semiannual reports, regarding the availability of a description of) the policies and procedures used to determine how to vote proxies relating to such fund's portfolio securities. PIMCO will also ensure that proper disclosure is made in each closed-end fund's Form N-CSR filing for an annual report describing the policies and procedures used to determine how to vote proxies relating to such fund's portfolio securities.

Except to the extent required by applicable law (including with respect to the filing of any Form N-PX) or otherwise approved by PIMCO, PIMCO or its agents will not disclose to third parties its voting intentions or how it voted a proxy on behalf of a client in order to reduce the occurrence of actual or potential conflicts of interest. However, upon request from an appropriately authorized individual, PIMCO will disclose to PIMCO-named affiliates, its clients or an entity delegating voting authority to PIMCO for such clients (e.g., trustees or consultants retained by the client), how PIMCO voted such client's proxy. In addition, PIMCO provides its clients with a copy of these Policies and Procedures or a summary thereof: (i) in PIMCO's Part 2 of Form ADV; or (ii) any other means as determined by PIMCO. The summary will state that these Policies and Procedures are available upon request and will inform clients that information about how PIMCO voted that client's proxies is available upon request.

F. Records

PIMCO or its agent (e.g., IMS West or the ISP) will maintain proxy voting records in accordance with applicable law.

______________
1 Voting or consent rights shall not include matters which are primarily decisions to buy or sell investments, such as tender offers, exchange offers, conversions, put options, redemptions, and Dutch auctions.

2 Proxies generally describe corporate action-consent rights (relative to fixed income securities) and proxy voting ballots (relative to fixed income or equity securities) as determined by the issuer or custodian.

3 Personal relationships include employee and immediate family member interests with an issuer.

4 The term “Equity Securities” means common and preferred stock, including common and preferred shares issued by investment companies; it does not include debt securities convertible into equity securities.

5 The ISP for Equity Securities proxy voting is Institutional Shareholder Services (“ISS”), Inc., 1177 Avenue of the Americas, 2nd Floor, New York, NY 10036.

6 This includes the adequacy and quality of the ISP's operational infrastructure as it relates to its process for seeking timely input from issuers and its voting methodologies.

7 For each Canadian mutual fund under NI 81-102 (“fund”) that PIMCO Canada sponsors and manages, PIMCO will ensure that the proxy voting record for the twelve-month period ending June 30 is properly disclosed on the PIMCO Canada website no later than August 31 of each year.

AI-901 7/23  Cat# 158121

PART C
(Optimum Fund Trust)
File Nos. 333-104654/811-21335
Post-Effective Amendment No. 34

OTHER INFORMATION

Item 28.	Exhibits. The following exhibits are incorporated by reference to the Registrant’s previously filed documents indicated below, except as noted:
	(a)	Articles of Incorporation.
		(1)	Executed Amended and Restated Agreement and Declaration of Trust (December 6, 2005) incorporated into this filing by reference to Post-Effective Amendment No. 6 filed July 27, 2007.
(i)

Executed Certificate of Amendment (September 21, 2016) to Amended and Restated Agreement and Declaration of Trust incorporated into this filing by reference to Post-Effective Amendment No. 24 filed July 28, 2017.

	(b)	By-Laws. Amended and Restated By-Laws (December 6, 2005) incorporated into this filing by reference to Post-Effective Amendment No. 5 filed July 28, 2006.
	(c)	Instruments Defining Rights of Security Holders. None other than those contained in Exhibits (a) and (b).
	(d)	Investment Advisory Contracts.
(1)

Executed Investment Management Agreement (January 4, 2010) between Delaware Management Company (a series of Macquarie Investment Management Business Trust) and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 10 filed May 28, 2010.

			(i)	Executed Amended and Restated Appendix A (April 1, 2017) to the Investment Management Agreement incorporated into this filing by reference to Post-Effective Amendment No. 24 filed July 28, 2017.
		(2)	Form of Sub-Advisory Agreement incorporated into this filing by reference to Post-Effective Amendment No. 11 filed July 29, 2010.
(3)

Investment Advisory Expense Limitation Letter (July 2023) from Delaware Management Company (a series of Macquarie Investment Management Business Trust) relating to the Registrant attached as Exhibit No. EX-99.d.3.

	(e)	Underwriting Contracts.
		(1)	Distribution Agreements.
(i)

Executed Distribution Agreement (January 4, 2010) between the Registrant on behalf of each Fund and Delaware Distributors, L.P. (“Delaware Distributors”) incorporated into this filing by reference to Post-Effective Amendment No. 16 filed July 29, 2013.

			(ii)	Executed Amendment No. 2 (November 5, 2014) to Schedule I to the Distribution Agreement incorporated into this filing by reference to Post-Effective Amendment No. 20 filed July 29, 2015.
		(2)	Form of Dealer’s Agreement incorporated into this filing by reference to Post-Effective Amendment No. 26 filed July 26, 2018.
	(f)	Bonus or Profit Sharing Contracts. Not applicable.
	(g)	Custodian Agreements.
(1)

Executed Mutual Fund Custody and Services Agreement (July 20, 2007) between The Bank of New York Mellon (formerly, Mellon Bank, N.A.) and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 9 filed July 29, 2009.

			(i)	Executed Amendment (January 1, 2014) to the Mutual Fund Custody and Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 18 filed July 29, 2014.
			(ii)	Executed Amendment No. 2 (July 1, 2017) to the Mutual Fund Custody and Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 26 filed July 26, 2018.
(2)

Executed Securities Lending Authorization (July 20, 2007) between The Bank of New York Mellon (formerly, Mellon Bank, N.A.) and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 7 filed May 30, 2008.

			(i)	Executed Amendment (September 22, 2009) to the Securities Lending Authorization Agreement incorporated into this filing by reference to Post-Effective Amendment No. 10 filed May 28, 2010.
			(ii)	Executed Amendment No. 2 (January 1, 2010) to the Securities Lending Authorization Agreement incorporated into this filing by reference to Post-Effective Amendment No. 10 filed May 28, 2010.
	(h)	Other Material Contracts.
(1)

Executed Amended and Restated Mutual Fund Services Agreement (December 15, 2007) between Delaware Service Company, Inc. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 7 filed May 30, 2008.

			(i)	Executed Amendment No. 1 (July 18, 2011) to the Amended and Restated Mutual Fund Services Agreement incorporated in to this filing by reference to Post-Effective Amendment No. 12 filed July 29, 2011.
(ii)

Executed Amended and Restated Exhibit 1 (April 1, 2017) to the Amended and Restated Mutual Fund Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 24 filed July 28, 2017.

(iii)

Executed Assignment and Assumption Agreement (November 1, 2014) between Delaware Service Company, Inc. and Delaware Investments Fund Services Company relating to the Amended and Restated Mutual Fund Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 20 filed July 29, 2015.

(2)

Executed Amended and Restated Fund Accounting and Financial Administration Services Agreement (January 1, 2014) between The Bank of New York Mellon and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 18 filed July 29, 2014.

(i)

Executed Amendment No. 1 (July 1, 2017) to Amended and Restated Fund Accounting and Financial Administration Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 26 filed July 26, 2018.

(3)

Executed Amended and Restated Fund Accounting and Financial Administration Oversight Agreement (January 1, 2014) between Delaware Service Company, Inc. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 18 filed July 29, 2014.

(i)

Executed Assignment and Assumption Agreement (November 1, 2014) between Delaware Service Company, Inc. and Delaware Investments Fund Services Company relating to the Amended and Restated Fund Accounting and Financial Administration Oversight Agreement incorporated into this filing by reference to Post-Effective Amendment No. 20 filed July 29, 2015.

(ii)

Executed Amendment No. 1 (July 1, 2017) to Amended and Restated Fund Accounting and Financial Administration Oversight Agreement incorporated into this filing by reference to Post-Effective Amendment No. 26 filed July 26, 2018.

(i)

Legal Opinion. Opinion and Consent of Counsel (July 22, 2003) incorporated into this filing by reference to Pre-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A filed July 23, 2003.

(j)	Other Opinion. Consent of Independent Registered Public Accounting Firm (July 2023) attached as Exhibit No. EX-99.j.
(k)	Omitted Financial Statements. Not applicable.
(l)	Initial Capital Agreements. Not applicable.
(m)	Rule 12b-1 Plan.
	(1)	Distribution and Service Plan pursuant to Rule 12b-1 for Class A Shares (August 1, 2003) incorporated in to this filing by reference to Post-Effective Amendment No. 12 filed July 29, 2011.
(i) Amended and Restated Schedule I (January 1, 2014) to Class A Distribution Plan incorporated into this filing by reference to Post-Effective Amendment No. 18 filed July 29, 2014.
	(2)	Distribution and Service Plan pursuant to Rule 12b-1 for Class C Shares (August 1, 2003) incorporated into this filing by reference to Post-Effective Amendment No. 12 filed July 29, 2011.
(n)	Rule 18f-3 Plan.
	(1)	Amended and Restated Multiple Class of Shares Plan Pursuant to Rule 18f-3 (November 1, 2023) attached as Exhibit No. EX-99.n.1.
(o)	Reserved.
(p)	Codes of Ethics.
(1)

Code of Ethics for Macquarie Investment Management, Delaware Funds by Macquarie® and Optimum Fund Trust (September 8, 2020) incorporated into this filing by reference to Post-Effective Amendment No. 32 filed July 29, 2021.

(2)

Code of Ethics August (June 2021) for Macquarie Investment Management Austria Kapitalanlage AG (MIMAK) incorporated into this filing by reference to Post-Effective Amendment No. 32 filed July 29, 2021.

	(3)	Code of Ethics (March 2021) for Macquarie Investment Management Europe Limited (MIMEL) incorporated into this filing by reference to Post-Effective Amendment No. 32 filed July 29, 2021.
	(4)	Code of Ethics (February 2021) for Macquarie Investment Management Global Limited (MIMGL) incorporated into this filing by reference to Post-Effective Amendment No. 32 filed July 29, 2021.
	(5)	Code of Ethics (January 2023)for Acadian Asset Management LLC (Acadian) attached as Exhibit No. EX-99.p.5.
	(6)	Code of Ethics (March 28, 2023) for American Century Investment Management, Inc. (American Century) attached as Exhibit No. EX-99.p.6.
	(7)	Code of Ethics (January 2023) for Baillie Gifford Overseas Limited (Baillie Gifford) attached as Exhibit No. EX-99.p.7.
	(8)	Code of Ethics (April 2021) for Cardinal Capital Management, L.L.C. (Cardinal) incorporated into this filing by reference to Post-Effective Amendment No. 32 filed July 29, 2021.
	(9)	Code of Ethics (July 1, 2022) for Great Lakes Advisors, LLC (Great Lakes) attached as Exhibit No. EX-99.p.9.
	(10)	Code of Ethics (August 1, 2022) for Los Angeles Capital Management LLC (Los Angeles Capital) attached as Exhibit No. EX-99.p.10.
	(11)	Code of Ethics (March 3, 2021) for LSV Asset Management (LSV) incorporated into this filing by reference to Post-Effective Amendment No. 32 filed July 29, 2021.
	(12)	Code of Ethics (December 8, 2022) for Massachusetts Financial Services Company (MFS) attached as Exhibit No. EX-99.p.12.
	(13)	Code of Ethics (March 2021) for Pacific Investment Management Company LLC (PIMCO) incorporated into this filing by reference to Post-Effective Amendment No. 32 filed July 29, 2021.
	(14)	Code of Ethics (January 2021) for Peregrine Capital Management, LLC (Peregrine) incorporated into this filing by reference to Post-Effective Amendment No. 32 filed July 29, 2021.
(15)

Code of Ethics (April 1, 2020) for Principal Dynamic Growth (PDG) (a specialized equity investment team within Principal Global Investors, LLC) incorporated into this filing by reference to Post-Effective Amendment No. 32 filed July 29, 2021.

	(q)	Other.
		(1)	Power of Attorney for John Leonard (April 7, 2023) attached as Exhibit No. EX-99.q.1.
		(2)	Power of Attorney for Kevin Chavers (April 7, 2023) attached as Exhibit No. EX-99.q.2.
		(3)	Power of Attorney for Robert J. Christian (April 7, 2023) attached as Exhibit No. EX-99.q.3.
		(4)	Power of Attorney for Dianna Gonzales-Burdin (April 7, 2023) attached as Exhibit No. EX-99.q.4.
		(5)	Power of Attorney for Mark K. Hancock (April 7, 2023) attached as Exhibit No. EX-99.q.5.
		(6)	Power of Attorney for Durant Adams Hunter (April 7, 2023) attached as Exhibit No. EX-99.q.6.
		(7)	Power of Attorney for Pamela J. Moret (April 7, 2023) attached as Exhibit No. EX-99.q.7.
		(8)	Power of Attorney for Stephen P. Mullin (April 7, 2023) attached as Exhibit No. EX-99.q.8.
		(9)	Power of Attorney for Robert Pettman (April 7, 2023) attached as Exhibit No. EX-99.q.9.
		(10)	Power of Attorney for Edward Ramos (April 7, 2023) attached as Exhibit No. EX-99.q.10
		(11)	Power of Attorney for Robert A. Rudell (April 7, 2023) attached as Exhibit No. EX-99.q.11.
		(12)	Power of Attorney for Susan M. Stalnecker (April 7, 2023) attached as Exhibit No. EX-99.q.12.
		(13)	Power of Attorney for Daniel V. Geatens (July 6, 2023) attached as Exhibit No. EX-99.q.13.
Item 29.	Persons Controlled by or Under Common Control with the Registrant. None.
Item 30.	Indemnification.

A Delaware statutory trust may provide in its governing instrument for indemnification of its officers and trustees from and against any and all claims and demands whatsoever. Article X, Section 10.2 of the Declaration of Trust provides that every Person who is, or has been, a Trustee or officer of Optimum Fund Trust (the “Trust”) shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof. Indemnification will not be provided to a person adjudged by a court or other body to be liable to the Trust or its shareholders by reason of “willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office” (“Disabling Conduct”), or not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust. In the event of a settlement, no indemnification may be provided unless there has been a determination that the officer or trustee did not engage in Disabling Conduct:

		(i)	by the court or other body approving the settlement;
		(ii)	by at least a majority of those trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts; or
(iii)

by written opinion of independent legal counsel based upon a review of readily available facts. Article XI, Section 11.10 of the Declaration of Trust provides that notwithstanding anything else in the Declaration of Trust, any amendment to Article XI shall not limit the rights to indemnification or insurance provided therein with respect to action or omission of Covered Persons prior to such amendment.

Pursuant to Article X, Section 10.3 of the Declaration of Trust, in case any Shareholder of former Shareholder of any series (“Series”) shall be held to be personally liable solely by reason of his being or having been a Shareholder of such Series and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.

Pursuant to Section 12 of the Distribution Agreement, the Trust agrees to indemnify, defend and hold harmless from the assets of the relevant Series Delaware Distributors and each person, if any, who controls Delaware Distributors within the meaning of Section 15 of the Securities Act of 1933 (“1933 Act”), from and against any and all losses, damages, or liabilities to which, jointly or severally, Delaware Distributors or such controlling person may become subject, insofar as the losses, damages or liabilities arise out of the performance of its duties hereunder, except that the Trust shall not be liable for indemnification of Delaware Distributors or any controlling person thereof for any liability to the Trust or its shareholders to which they would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of their duties under the Agreement.

Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to trustees, officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Trust has been advised that in the opinion of the U.S. Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of the Investment Adviser.

Delaware Management Company (the “Manager”), a series of Macquarie Investment Management Business Trust, serves as investment manager to the Registrant and also serves as investment manager or sub-advisor to certain of the other funds in the Delaware Funds by Macquarie® (the “Delaware Funds”) (Delaware Group® Adviser Funds, Delaware Group Cash Reserve, Delaware Group Equity Funds I, Delaware Group Equity Funds II, Delaware Group Equity Funds IV, Delaware Group Equity Funds V, Delaware Group Global & International Funds, Delaware Group Government Fund, Delaware Group Income Funds, Delaware Group Limited-Term Government Funds, Delaware Group State Tax-Free Income Trust, Delaware Group Tax-Free Fund, Delaware Pooled® Trust, Delaware VIP® Trust, Ivy Funds, Ivy Variable Insurance Portfolios, Voyageur Insured Funds, Voyageur Intermediate Tax Free Funds, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds), as well as to certain non-affiliated registered investment companies. In addition, certain officers of the Manager also serve as trustees and/or officers of other Delaware Funds. A company indirectly owned by the Manager’s parent company acts as principal underwriter to the mutual funds in the Delaware Funds (see Item 32 below) and another such company acts as the shareholder services, dividend disbursing, accounting servicing and transfer agent for all of the Delaware Funds.

The Manager, located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, is a series of Macquarie Investment Management Business Trust (a Delaware statutory trust), which is a subsidiary of MMHI. MMHI is a wholly owned subsidiary of Macquarie Group Limited. Information on the directors and officers of the Manager set forth in its Form ADV filed with the U.S. Securities and Exchange Commission (File No. 801-32108) is incorporated into this filing by reference. The Manager, with the approval of the Registrant’s board of trustees, selects sub-advisors for each Fund of the Registrant. The following companies, all of which are registered investment advisers, serve as sub-advisors for the Funds of the Registrant.

Acadian, located at 260 Franklin Street, Boston, MA 02110, serves as a sub-advisor to Optimum International Fund. Information on the directors and officers of Acadian set forth in its Form ADV filed with the U.S. Securities and Exchange Commission (File No. 801-28078) is incorporated into this filing by reference.

American Century, 4500 Main Street, Kansas City, MO, 64111, serves as a sub-advisor to Optimum Large Cap Growth Fund. Information on the directors and officers of American Century set forth in its Form ADV filed with the U.S. Securities and Exchange Commission (File No. 801-8174) is incorporated into this filing by reference.

Baillie Gifford, located at Calton Square, 1 Greenside Row, Edinburgh EH1 3AN, UK, serves as a sub-advisor to Optimum International Fund. Information on the directors and officers of Baillie Gifford set forth in its Form ADV filed with the U.S. Securities and Exchange Commission (File No. 801-21051) is incorporated into this filing by reference.

Cardinal, located at 4 Greenwich Office Park in Greenwich, CT, serves as a sub-advisor to Optimum Small-Mid Cap Value Fund. Information on the directors and officers of Cardinal set forth in its Form ADV filed with the U.S. Securities and Exchange Commission (File No. 801-49090) is incorporated into this filing by reference.

Great Lakes, with offices in Chicago, IL, Stamford, CT and Tampa, FL, serves as a sub-advisor to Optimum Large Cap Value Fund. Information on the directors and officers of Great Lakes set forth in its Form ADV filed with the U.S. Securities and Exchange Commission (File No. 801-16937) is incorporated into this filing by reference.

Los Angeles Capital, headquartered at 11150 Santa Monica Blvd., Suite 200, Los Angeles, CA 90025, serves as a sub-advisor to Optimum Large Cap Growth Fund. Information on the directors and officers of Los Angeles Capital set forth in its Form ADV filed with the U.S. Securities and Exchange Commission (File No. 801-60934) is incorporated into this filing by reference.

LSV, located at 155 North Wacker Drive, Suite 4600 in Chicago, IL, serves as a sub-advisor to Optimum Small-Mid Cap Value Fund. Information on the directors and officers of LSV set forth in its Form ADV filed with the U.S. Securities and Exchange Commission (File No. 801-47689) is incorporated into this filing by reference.

MIMAK, located at Kaerntner Strasse 28, 1010 Vienna, Austria, serves as a sub-advisor to Optimum Fixed Income Fund. MIMAK is an affiliate of the Manager and a part of Macquarie Asset Management (MAM). MAM is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited. Information on the directors and officers of MIMAK set forth in its Form ADV filed with the U.S. Securities and Exchange Commission (File No. 801-113118) is incorporated into this filing by reference.

MIMEL, located at 28 Ropemaker Street, London, England, serves as a sub-advisor to Optimum Fixed Income Fund. MIMEL is an affiliate of the Manager and a part of MAM. Information on the directors and officers of MIMEL set forth in its Form ADV filed with the U.S. Securities and Exchange Commission (File No. 801-1113954) is incorporated into this filing by reference.

MIMGL, located at 50 Martin Place, Sydney, Australia, serves as a sub-advisor to Optimum Fixed Income Fund. MIMGL is an affiliate of the Manager and a part of MAM. Information on the directors and officers of MIMGL set forth in its Form ADV filed with the U.S. Securities and Exchange Commission (File No. 801-106854) is incorporated into this filing by reference.

MFS, located at 111 Huntington Avenue, Boston, MA 02199, serves as a sub-advisor to Optimum Large Cap Value Fund. Information on the directors and officers of MFS set forth in its Form ADV filed with the U.S. Securities and Exchange Commission (File No. 801-17352) is incorporated into this filing by reference.

PIMCO, located at 650 Newport Center Drive, Newport Beach, CA 92660, serves as a sub-advisor to Optimum Fixed Income Fund. Information on the directors and officers of PIMCO set forth in its Form ADV filed with the U.S. Securities and Exchange Commission (File No. 801-48187) is incorporated into this filing by reference.

Peregrine, located at 800 LaSalle Avenue, Suite 1750, Minneapolis, MN 55402, serves as a sub-advisor to Optimum Small-Mid Cap Growth Fund. Information on the directors and officers of Peregrine set forth in its Form ADV filed with the U.S. Securities and Exchange Commission (File No. 801-21400) is incorporated into this filing by reference.

PDG is a specialized equity investment team within Principal Global Investors, LLC and is located at 888 7th Avenue, New York, NY 10106. PDG serves as a sub-advisor to Optimum Small-Mid Cap Growth Fund. Information on the directors and officers of PDG set forth in its Form ADV filed with the U.S. Securities and Exchange Commission (File No. 801-55959) is incorporated into this filing by reference.

Item 32.	Principal Underwriters.
(a) Delaware Distributors, L.P. serves as principal underwriter for all the mutual funds in the Delaware Funds by Macquarie® and the Optimum Fund Trust.
(b)

Information with respect to each officer and partner of the principal underwriter and the Registrant is provided below. Unless otherwise noted, the principal business address of each officer and partner of Delaware Distributors, L.P. is 100 Independence, 610 Market Street, Philadelphia, PA, 19106-2354.

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Registrant
Delaware Distributors, Inc.	General Partner	None
Delaware Capital Management	Limited Partner	None
Delaware Investments Distribution Partner, Inc.	Limited Partner	None
Paul Ames	President/ Head of Institutional Distribution, Client Solutions Group Americas/Executive Director	None
David Brenner	Executive Vice President/Global Head of Digital, Data and Platforms/Chief Strategy Officer/Executive Director	Executive Vice President/Global Head of Digital, Data and Platforms/Chief Strategy Officer
Neil Siegel	Executive Vice President/Chief Marketing Officer/Executive Director	Executive Vice President/Global Head of Marketing and Product
Christopher Calhoun	Senior Vice President/Head of Retail Client Experience/Division Director	Senior Vice President/Head of Retail Client Experience
Anthony G. Ciavarelli	Senior Vice President/Associate General Counsel/Assistant Secretary/Division Director	Senior Vice President/Associate General Counsel/Assistant Secretary
David F. Connor	Senior Vice President/General Counsel/Secretary/Division Director	Senior Vice President/ General Counsel/Secretary
Michael E. Dresnin	Senior Vice President/Associate General Counsel/Assistant Secretary/Division Director	Senior Vice President/Associate General Counsel/Assistant Secretary
Jamie Fox	Senior Vice President/ Divisional Sales Manager, CSG Americas/Division Director	None
Daniel V. Geatens	Senior Vice President/Head of US Fund Administration/Division Director	Senior Vice President/Treasurer/Chief Financial Officer
Robert T. Haenn	Senior Vice President/Channel Head-Strategic Relationship, CSG Americas/Division Director	None
Eric S. Kleppe	Senior Vice President/Head of Public Markets Relationship Management, CSG Americas/Division Director	None
Michael Q. Mahoney	Senior Vice President/DD, TA & Intermediary Services/Division Director	Vice President/Head of US Service Provider Management
Susan L. Natalini	Senior Vice President/ Chief Operating Officer Equity and Fixed Income/Division Director	Senior Vice President/Chief Operations Officer – Equity and Fixed Income Investments
Ilysse Pratter	Senior Vice President/Chief of Staff – Public Investments/Division Director	None
Richard Salus	Senior Vice President/ Global Head of Fund Services/Division Director	None
William Speacht	Senior Vice President/ Chief Compliance Officer/Division Director	Senior Vice President/ Chief Compliance Officer
Emilia P. Wang	Senior Vice President/Associate General Counsel /Assistant Secretary/Division Director	Senior Vice President/Associate General Counsel /Assistant Secretary/Division Director
Kathryn R. Williams	Senior Vice President/Deputy General Counsel/Assistant Secretary/Division Director	Senior Vice President/Deputy General Counsel/Assistant Secretary
Joel A. Ettinger	Vice President/Associate Director	Vice President/Taxation
Stephen Hoban	Vice President/Controller/Chief Financial Officer/Treasurer/ Associate Director	Vice President/Financial Management
Earthen Johnson	Vice President/Associate General Counsel/Assistant Secretary/Associate Director	Vice President/Associate General Counsel/Assistant Secretary
Konstantine C. Mylonas	Vice President/Senior Relationship Manager, CSG Americas/Associate Director	None
Stephen R. Shamet	Vice President/Channel Head-Strategic Relationship, CSG Americas/Associate Director	None
Barry J. Slawter	Vice President/Retail Marketing & Content Strategy/Senior Manager	None
Augustas Baliulis	Assistant Vice President/Associate General Counsel/Senior Manager	Assistant Vice President/Associate General Counsel/Senior Manager
Aaron Buser	Assistant Vice President/Attorney/Associate Director	Assistant Vice President/Attorney/Associate Director
Debra J. Lenzner	Assistant Vice President/Head of Legal Administration	Assistant Vice President/Head of Legal Administration
Ross Oklewicz	Assistant Vice President/Associate Director	Assistant Vice President/Associate Director
Antoinette C. Robbins	Senior Compliance Officer/Assistant Anti-Money Laundering Officer/Senior Manager	None
Alexander Lenoir	Anti-Money Laundering Officer/Division Director	Anti-Money Laundering Officer

(c) Not applicable.
Item 33.	Location of Accounts and Records.

All accounts and records required to be maintained by Section 31 (a) of the Investment Company Act of 1940 and the rules under that section are maintained by the following entities: Delaware Management Company, Delaware Investments Fund Services Company and Delaware Distributors, L.P. (100 Independence, 610 Market Street, Philadelphia, PA, 19106-2354); BNY Mellon Investment Servicing (US) Inc. (500 Ross Street, 154-0520, Pittsburgh, PA 15262); and The Bank of New York Mellon (240 Greenwich Street, New York, NY 10286-0001).

Item 34.	Management Services. None.
Item 35.	Undertakings. Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia and Commonwealth of Pennsylvania on this 28th day of July, 2023.

OPTIMUM FUND TRUST

By:	/s/ John Leonard
John Leonard President/Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature		Title	Date

/s/ John Leonard		President/Chief Executive Officer	July 28, 2023
John Leonard		(Principal Executive Officer) and Trustee

Kevin G. Chavers	*	Trustee	July 28, 2023
Kevin G. Chavers

Robert J. Christian	*	Trustee	July 28, 2023
Robert J. Christian

Dianna Gonzales-Burdin	*	Trustee	July 28, 2023
Dianna Gonzales-Burdin

Mark K. Hancock	*	Trustee	July 28, 2023
Mark K. Hancock

Durant Adams Hunter	*	Trustee	July 28, 2023
Durant Adams Hunter

Pamela J. Moret	*	Chair and Trustee	July 28, 2023
Pamela J. Moret

Stephen P. Mullin	*	Trustee	July 28, 2023
Stephen P. Mullin

Robert Pettman	*	Trustee	July 28, 2023
Robert Pettman

Edward Ramos	*	Trustee	July 28, 2023
Edward Ramos

Robert A. Rudell	*	Trustee	July 28, 2023
Robert A. Rudell

Susan M. Stalnecker	*	Trustee	July 28, 2023
Susan M. Stalnecker

Daniel V. Geatens	*	Senior Vice President/Chief Financial Officer	July 28, 2023
Daniel V. Geatens		(Principal Financial Officer)

*By: /s/ John Leonard
  John Leonard
as Attorney-in-Fact for each of the persons indicated
(Pursuant to Powers of Attorney filed herewith)

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

EXHIBITS
TO
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

INDEX TO EXHIBITS
(Optimum Fund Trust N-1A)

Exhibit No.	Exhibit
EX-99.d.3	Investment Advisory Expense Limitation Letter (July 2023) from Delaware Management Company (a series of Macquarie Investment Management Business Trust) relating to the Registrant
EX-99.j	Consent of Independent Registered Public Accounting Firm (July 2023)
EX-99.n.1	Amended and Restated Multiple Class of Shares Plan Pursuant to Rule 18f-3 (November 1, 2023)
EX-99.p.5	Code of Ethics (January 2023) for Acadian
EX-99.p.6	Code of Ethics (March 28, 2023) for American Century
EX-99.p.7	Code of Ethics (January 2023) for Baillie Gifford
EX-99.p.9	Code of Ethics (July 1, 2022) for Great Lakes
EX-99.p.10	Code of Ethics (August 1, 2022) for Los Angeles Capital
EX-99.p.12	Code of Ethics (December 8, 2022) for MFS
EX-99.q.1	Power of Attorney for John Leonard (April 7, 2023)
EX-99.q.2	Power of Attorney for Kevin Chavers (April 7, 2023)
EX-99.q.3	Power of Attorney for Robert J. Christian (April 7, 2023)
EX-99.q.4	Power of Attorney for Dianna Gonzales-Burdin (April 7, 2023)
EX-99.q.5	Power of Attorney for Mark K. Hancock (April 7, 2023)
EX-99.q.6	Power of Attorney for Durant Adams Hunter (April 7, 2023)
EX-99.q.7	Power of Attorney for Pamela J. Moret (April 7, 2023)
EX-99.q.8	Power of Attorney for Stephen P. Mullin (April 7, 2023)
EX-99.q.9	Power of Attorney for Robert Pettman (April 7, 2023)
EX-99.q.10	Power of Attorney for Edward Ramos (April 7, 2023)
EX-99.q.11	Power of Attorney for Robert A. Rudell (April 7, 2023)
EX-99.q.12	Power of Attorney for Susan M. Stalnecker (April 7, 2023)
EX-99.q.13	Power of Attorney for Daniel V. Geatens (July 6, 2023)